UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

The Hirtle Callaghan Trust

(Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA	19428
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-9596

Date of fiscal year end: 06/30/09

Date of reporting period: 06/30/09

Item 1.	Reports to Stockholders.

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2009

We are pleased to present the June 30, 2009 Annual Report for The Hirtle Callaghan Trust (the “Trust”).

The Trust, a diversified open-end management investment company, was organized to permit Hirtle, Callaghan & Co., LLC to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of thirteen separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”), selected by, and under the general supervision of, the Trust’s Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Portfolios

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Institutional Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Institutional Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Institutional Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Real Estate Securities Portfolio, seeks to provide a total return consisting of both capital appreciation and current income.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income II Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The Short-Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2009

Fiscal Year 2009 Summary

General Market

(Unaudited)

The last 12 months have been marked by one of the most severe financial crises in history. The failure of Lehman Brothers set off a financial and emotional panic that required extraordinary government financial action and intervention on a global basis. The cause of the crisis was the financial undoing, and in several cases the demise, of excessively levered financial assets, strategies and institutions.

The problem with crises is they impact everyone. In this case, prudent, long-term, strategic investors in high-quality stocks and bonds, with high quality managers, have had to suffer dramatic short-term price volatility and declines caused by other financially reckless, speculative, and in a few dramatic cases, fraudulent organizations and individuals.

Since February, the prompt and decisive intervention of global governments and central banks has stabilized the financial system and led to material improvements in the credit and investment markets.

Throughout the financial crisis, the daily liquidity for the portfolios of The Hirtle Callaghan Trust has been unimpaired. The Hirtle Callaghan Trust had no exposure to the fraudulent schemes that captured media and market attention over the past year. The Hirtle Callaghan Trust used treasury and government related money market funds where cash positions were appropriate and for transactional purposes, and did not participate in security lending programs to ensure flexibility and liquidity.

Nonetheless, the performance for each Portfolio was impacted by the market volatility of the asset classes in which they invest. The performance for each Portfolio, except for that of The Real Estate Securities Portfolio, which commenced operations on May 21, 2009, for the fiscal year ended June 30, 2009, together with that of the relevant benchmark, is shown in the table below. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. All of the referenced benchmark indices are unmanaged, which means that the indices result do not reflect the impact of expenses associated with investing in securities, such as brokerage commission and transactions costs.

Hirtle Callaghan Trust Portfolio	Fiscal Year 2009 Return
The Value Equity Portfolio	-29.6%
Russell 1000® Value Index[1]	-29.0%

The Institutional Value Equity Portfolio	-28.9%	(a)
Russell 1000® Value Index[1]	-28.1%	(a)

The Growth Equity Portfolio	-21.2%
Russell 1000® Growth Index[1]	-24.5%

The Institutional Growth Equity Portfolio	-21.8%	(b)
Russell 1000® Growth Index[1]	-24.5%	(b)

The Small Capitalization Equity Portfolio	-28.7%
Russell 2000® Index[1]	-25.0%

The Institutional Small Capitalization Equity Portfolio	-31.9%	(c)
Russell 2000® Index[1]	-31.5%	(c)

The International Equity Portfolio	-32.0%
MSCI EAFE Index[2]	-31.0%

The Fixed Income Portfolio	-7.7%
Barclays Capital U.S. Aggregate Bond Index[3]	6.1%

The Fixed Income II Portfolio	3.2%
Barclays Capital U.S. Aggregate Bond Index[3]	6.1%

Hirtle Callaghan Trust Portfolio	Fiscal Year 2009 Return
The Fixed Opportunity Portfolio	-2.8%
CSFB High Yield Bond Index[4]	-5.0%

The Short-Term Municipal Bond Portfolio	5.2%
Merrill Lynch 1-3 Year Muni Index[5]	5.3%

The Intermediate Term Municipal Bond Portfolio	-0.1%
Barclays Capital 5 Year GO Muni Index[6]	7.4%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the portfolios.

(a)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(b)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(c)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index® that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.

[3]	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.
[4]

The Credit Suisse / First Boston (“CSFB”) High Yield Bond Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds. Floating-rate, convertible and preferred stock issues are not included.

[5]

Merrill Lynch 1-3 Year Municipal Total Return Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[6]	The Barclays Capital 5-Year General Obligations Muni Index is an unmanaged index of government bonds.

The Value Equity Portfolio

The Institutional Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio (the “Portfolio”) managed by AllianceBernstein, L.P., Institutional Capital, LLC, and SSgA Funds Management, Inc. returned -29.60% for the fiscal year compared to -29.03% for the Russell 1000® Value Index1. The Portfolio lagged the -26.98% return for the average manager in the Lipper2 universe of Large Cap Value Funds.

The Portfolio’s underperformance was driven by results during the first half of the fiscal year. Our modest allocation of less than 10% of the Portfolio’s assets to deep value investment style detracted from performance3. Our increased allocation to traditional value strategies represented by AllianceBernstein, L.P. benefited performance versus the index, for the period of their engagement, which began December 24, 2008, AllianceBernstein, L.P. returned 5.58% for their portion of the Portfolio compared to 2.38% for the Russell 1000® Value Index. The assets managed by Institutional Capital, LLC (ICAP) had a return of -23.82% for the fiscal year, surpassing the benchmark by 5.21%. Over the course of the year we reduced ICAP’s weight from roughly 70% of the Portfolio’s assets to 25%, serving to lock in the relative outperformance attributable to their relative value strategy and cycling the proceeds into traditional value strategies where risk premiums had improved.

During the course of the year we also launched the Institutional Value Equity Portfolio, which has a shareholder base largely comprised of tax-exempt investors. The bifurcation of the two portfolios based on the tax status of the underlying shareholders will allow for greater customization of the strategies and investment processes that are appropriate for each. Additionally, the funding of the Institutional Value Equity Portfolio was implemented by distributing securities in-kind from the existing Value Equity Portfolio, which provided a tax benefit to the remaining shareholders in the Portfolio. The Institutional Value Equity Portfolio returned -28.85% from the inception date of July 18, 2008, through the fiscal year end of June 30, 2009, compared to -28.10% for the Russell 1000® Value Index. The Institutional Value Equity Portfolio is managed by AllianceBernstein, L.P., Institutional Capital, LLC, Pacific Investment Management Company LLC and SSgA Funds Management, Inc.

Pacific Investment Management Company LLC (PIMCO) was added to the Institutional Value Equity Portfolio on April 22, 2009. PIMCO’s strategy combines an unlevered position in S&P 500 futures with a short duration fixed income portfolio (maximum duration of one year). The S&P 500 futures position seeks to match the passive returns of the index, while PIMCO’s active management of the fixed income assets seeks to provide incremental excess returns. The strategy benefits from a steep yield curve and wide credit spreads, both of which are present in the fixed income markets currently, as these conditions increase the yield on the fixed income portfolio. PIMCO was added to the Institutional Value Equity Portfolio only, as the tax treatment of capital gains on futures and interest income from the fixed income assets make the strategy less attractive than passive index investing for taxable investors. PIMCO’s role in the Institutional Value Equity Portfolio is complemented by a portfolio of passively managed mid-cap value equities managed by SSgA.

Both Portfolios enter fiscal year 2010 positioned to benefit from the improved risk premiums available in traditional value strategies and an environment that presents attractive opportunities to active managers.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.
[3]

JS Asset Management, LLC (JSAM) provided investment advisory services to the Value Equity Portfolio between February 27, 2006 and December 12, 2008 and Institutional Value Equity Portfolio from its inception to December 12, 2008. AllianceBernstein’s engagement coincided with a move to shift more of the Portfolio’s assets to traditional value strategies as the risk premiums available in this space became more attractive.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.43%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Value Equity Portfolio from 7/18/08 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.44%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio (the “Portfolio”) managed by Jennison Associates LLC, Sustainable Growth Advisers, and SSgA Funds Management, Inc. returned -21.17% for the fiscal year compared to -24.50% for the Russell 1000® Growth Index1. The Portfolio outperformed the -27.04% return for the average manager in the Lipper2 universe of Large Cap Growth Funds.

While the absolute decline in the Portfolio reflects the challenging environment for all stocks over the past year, growth stocks have remained relative outperformers because of more attractive relative valuations and fundamentals, stronger balance sheets, and a lack of significant exposure to the financial sector. Sustainable Growth Advisers (SGA) delivered the best performance in the Portfolio with a return of -15.68%. Portfolio assets managed by Jennison outperformed the index modestly with a return of -21.24%.

SGA’s focus on the largest capitalization, highest quality growth companies contributed positively to relative results as this segment of the market benefited from the factors cited previously, and from investors’ view that these companies were a safe haven relative to other equities. The recent underperformance of mid-capitalization, higher beta and higher growth companies has improved the risk premiums to strategies focused on this area, but we continue to believe that the high quality segment of the universe offers better potential rewards with less risk than other areas of the market and are maintaining our overweight to this area currently.

During the course of the year we also launched the Institutional Growth Equity Portfolio, which has a shareholder base largely comprised of tax-exempt investors. The bifurcation of the two portfolios based on the tax status of the underlying shareholders will allow for greater customization of the strategies and investment processes that are appropriate for each. Additionally, the funding of the Institutional Growth Equity Portfolio was implemented by distributing securities in-kind from the existing Growth Equity Portfolio, which provided a tax benefit to the remaining shareholders in the Portfolio. The Institutional Growth Equity Portfolio returned -21.82% from the inception date of August 8, 2008 through the fiscal year end of June 30, 2009 compared to -24.45% for the Russell 1000® Growth Index. The Institutional Growth Equity Portfolio is managed by Jennison Associates LLC, Sustainable Growth Advisers, Pacific Investment Management Company LLC, and SSgA Funds Management, Inc.

Pacific Investment Management Company LLC (PIMCO) was added to the Institutional Growth Equity Portfolio on April 22, 2009. PIMCO’s strategy combines an unlevered position in S&P 500 futures with a short duration fixed income portfolio (maximum duration of one year). The S&P 500 futures position seeks to match the passive returns of the index, while PIMCO’s active management of the fixed income assets seeks to provide incremental excess returns. The strategy benefits from a steep yield curve and wide credit spreads, both of which are present in the fixed income markets currently, as these conditions increase the yield on the fixed income portfolio. PIMCO was added to the Institutional Growth Equity Portfolio only, as the tax treatment of capital gains on futures and interest income from the fixed income assets make the strategy less attractive than passive index investing for taxable investors. PIMCO’s role in the Institutional Growth Equity Portfolio is complemented by a portfolio of passively managed mid-cap growth equities managed by SSgA Funds Management, Inc.

We do not currently anticipate any changes to portfolio allocations in either of these Portfolios, although manager additions to diversify allocations within the high-quality growth portion of the Portfolios are possible over the next 12 months. We continue to maintain an overweight to active strategies based on the attractive valuation opportunities in the market today.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.32%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Growth Equity Portfolio from 8/8/08 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.33%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Small Capitalization Equity Portfolio

The Institutional Small Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization Equity Portfolio (the “Portfolio”) managed by Frontier Capital Management Company, LLC, Geewax & Partners, LLC, IronBridge Capital Management LP, Mellon Capital Management Corporation1, and Sterling Johnston Capital Management, L.P. returned -28.72% for the period, trailing the -25.01% return of the Russell 2000® Index2 and the -25.42% return of the average manager in the Lipper3 universe of Small Cap Core Funds.

Despite the recent underperformance, the longer term track record of the Portfolio remains ahead of the benchmark, and we are hesitant to draw too many conclusions based on performance during a period as volatile as fiscal year 2009. The Portfolio remains diversified across five different investment managers employing diverse investment styles including value, growth and core investment approaches. Over the past few years the Portfolio has maintained more of a growth and earnings driven bias based on concerns of increased risk in more value driven sectors and strategies. As the risk premium to value-based strategies and investment processes continues to improve we would expect to reduce the growth bias of the Portfolio.

During the course of the year we also launched the Institutional Small Cap Equity Portfolio, which has a shareholder base largely comprised of tax-exempt investors. The bifurcation of the two portfolios based on the tax status of the underlying shareholders will allow for greater customization of the strategies and investment processes that are appropriate for each. Additionally, the funding of the Institutional Small Cap Equity Portfolio was implemented by distributing securities in-kind from the existing Small Cap Equity Portfolio, which provided a tax benefit to the remaining shareholders in the Portfolio. The Institutional Small Cap Equity Portfolio returned -31.85% from the inception date of August 15, 2008 through the fiscal year end of June 30, 2009 compared to -31.45% for the Russell 2000® Index. The Institutional Small Cap Equity Portfolio is currently managed by the same team of Specialist Managers as the Small Cap Equity Portfolio.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by re-allocating away from investment managers whose strategy and style realize extraordinary excess returns to good long-term managers whose investment strategy and style has been out of favor in the short-term.

Over the next 12 months we expect there will be manager additions, and changes in portfolio allocations to take advantage of the opportunity in traditional value strategies. Additionally, certain strategies may be included in the Institutional Small Cap Equity Portfolio but deemed inappropriate for the Small Cap Equity Portfolio based on lower after-tax returns that result from higher turnover investment processes.

[1]

Effective January 1, 2009, Mellon Capital Management Corporation effectively acquired Franklin Portfolio Associates, the Portfolio’s prior manager; both companies were indirect, wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

[2]

Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization Equity Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.72%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Small Capitalization Equity Portfolio from 8/15/08 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.73%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Artisan Partners Limited Partnership, Capital Guardian Trust Company, and Causeway Capital Management LLC returned -31.95% for the period, trailing the MSCI EAFE Index1 return of -30.96% and nearly matching the -31.97% return of the average manager in the Lipper2 universe of International Funds.

Despite ongoing turmoil in the financial sector, which is more heavily weighted in value benchmarks, the value portion of the EAFE Index returned -28.93% versus -33.66% for the growth component of the benchmark. Causeway Capital Management, the primary value oriented manager in the Portfolio, had the best results among the manager team, with their portion of the Portfolio returning -29.53%. Both Artisan and Capital Guardian trailed the benchmark for Portfolio assets they manage with returns of -32.36% and -32.41% respectively. In a reversal of recent performance, currency translation detracted from the returns of international investments, as the U.S. Dollar strengthened by roughly 8% versus a diversified basket of international currencies.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification and achieve the goal of providing superior long-term returns in as stable and consistent a manner as possible. The Portfolio has been under-weight value driven managers and strategies over the past few years due to increasing risks in these strategies. The Portfolio expects to capitalize on this cyclicality of manager styles by re-allocating away from investment managers whose strategy and style realize extraordinary excess returns to good long-term managers whose investment strategy and style has been out of favor in the short-term.

As risk premiums to smaller cap issues in the international markets improve manager additions or expanded flexibility of current manager mandates are possible in order to gain exposure to this market segment. Additionally, we are planning to launch an Institutional International Equity Portfolio pending completion of all regulatory and operational tasks required for the launch of a new Portfolio in international markets.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.57%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Fixed Income Portfolio

(Unaudited)

The Fixed Income Portfolio (the “Portfolio”) managed by Aberdeen Asset Management, Inc. returned -7.72% for the fiscal year trailing the 6.05% return of the Barclays Capital U.S. Aggregate Bond Index1 by a wide margin. The Portfolio also lagged the 2.12% return of the average fixed income manager in the Lipper2 universe of Intermediate Investment Grade Debt Funds.

The first half of the fiscal year proved challenging for most diversified fixed income managers that did not have a majority of their portfolio in U.S. Treasury securities. The credit crisis contributed to demand for the safety and liquidity of Treasury securities that was further exacerbated following the Lehman Brothers bankruptcy. These actions drove Treasury yields to extremely low levels and credit spreads reached historical highs. During this period fixed income managers that, like Aberdeen, were underweight Treasury securities underperformed their benchmark despite maintaining a well-diversified portfolio of high quality bonds. Aberdeen’s over-weight to non-agency mortgage backed securities contributed further to their underperformance. While the securities Aberdeen has selected are high-quality and have remained solid credits in terms of interest and principal payments, their price has been adversely impacted by the financial crisis. Prices have begun to rebound over the past few months. The Portfolio remains underweight Treasuries and offers a significant yield advantage relative to the benchmark. Ongoing improvements in the credit markets that result from efforts to improve liquidity for high-quality assets should continue to benefit the Portfolio going forward.

Overall, Aberdeen maintains a portfolio duration, or interest rate sensitivity within the Portfolio, that is close to that of the Portfolio benchmark, and seeks to add value primarily through issue selection, relative value opportunities across sectors, and proper positioning of the Portfolio along the yield curve.

[1]

The Barclays Capital U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.33%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Fixed Income II Portfolio

(Unaudited)

The Fixed Income II Portfolio (the “Portfolio”) managed by BlackRock Financial Management, Inc. gained 3.19% for the fiscal year trailing the 6.05% return of the Barclays Capital U.S. Aggregate Bond Index 1, but exceeded the 2.12% return of the average fixed income manager in the Lipper 2 universe of Intermediate Investment Grade Debt Funds.

The first half of the fiscal year proved challenging for most diversified fixed income managers that did not have a majority of their portfolio in U.S. Treasury securities. The credit crisis contributed to demand for the safety and liquidity of Treasury securities that was further exacerbated following the Lehman Brothers bankruptcy. These actions drove Treasury yields to extremely low levels and credit spreads reached historical highs. During this period fixed income managers, like BlackRock, that were underweight Treasury securities underperformed their benchmark despite maintaining a well-diversified portfolio of high-quality bonds.

In a reversal from the first half of the fiscal year the Portfolio benefited as programs announced by the Treasury and Federal Reserve improved credit market conditions. The Portfolio remains underweight Treasuries and offers a significant yield advantage relative to the benchmark. Ongoing improvements in the credit markets that result from efforts to improve liquidity for high-quality assets should continue to benefit the Portfolio going forward.

BlackRock performed better than the average fixed income manager during this period because they maintained tighter risk controls versus the benchmark than many other managers.

[1]

The Barclays Capital U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income II Portfolio from 9/26/00 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.34%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Fixed Income Opportunity Portfolio

(Unaudited)

For the fiscal year, the Fixed Income Opportunity Portfolio (the “Portfolio”), managed by Seix Investment Advisors LLC (“Seix”), had a return of -2.79% outperforming the -5.00% return of CSFB High Yield Bond Index1 and the -7.67% return of the average manager in the Lipper2 High Yield Fund universe. The Portfolio benefited from a focus on the highest quality segments of the high yield market as credit spreads widened to historical levels. Seix limits their investment universe primarily to the BB and B rated portions of the high yield market, largely avoiding the more speculative CCC rated credits. As investor risk aversion increased this bias benefited performance relative to the benchmark, but absolute performance was still negative due to the difficult environment for high yield bonds in general.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans. Over the fiscal year the portfolio remained focused exclusively on high yield bonds.

[1]

The Credit Suisse First Boston (“CSFB”) High Yield Bond Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. It is comprised of over 1,100 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio from 9/26/00 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

* CSFB High Yield Bond Index return is since October 1, 2000.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the CSFB High Yield Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.59%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. gained 5.16% for the fiscal year performing in line with the Portfolio’s benchmark, the Merrill Lynch 1-3 Year Muni Index1 which gained 5.30%. The Portfolio was significantly ahead of the 1.85% return of the average manager in the Lipper2 universe of Short Duration Municipal Bond Funds.

The Portfolio benefited from its bias toward highly rated issuers and an emphasis on liquidity as the municipal market suffered from the same increase in risk aversion as other segments of the credit market. The Portfolio retains a yield advantage relative to tax-exempt cash investments while remaining defensively positioned from both a credit quality and duration perspective.

[1]

The Merrill Lynch 1-3 Year Muni Index is an unmanaged, equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance in The Short-Term Municipal Bond Portfolio from 3/1/06 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

* Merrill Lynch 1-3 Year Muni Index return is since February 28, 2006.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Merrill Lynch 1-3 Year Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.33%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) managed by Standish Mellon Asset Management Company LLC returned -0.07% for the fiscal year, trailing the 7.40% return of the Barclays Capital 5 Year GO Bond Index1 and the 3.12% return of the average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

Limited liquidity in the municipal market and increased risk aversion drove municipal securities to extreme levels of undervaluation relative to Treasury securities, and this was especially true for lower rated and longer maturity issues. Exposure to lower quality credits irrespective of credit fundamentals of the underlying issuer, detracted from results. The Portfolio’s diversification across various maturities on the yield curve also detracted from performance. As investors increased risk aversion and reduced market-making activity by major broker-dealer caused longer maturities to underperform. As the liquidity concerns of the credit crisis have begun to dissipate the performance differential has reversed for the second half of the fiscal year. The Portfolio continues to offer an attractive yield (income) advantage over the benchmark without a material difference in credit quality.

[1]

The Barclays Capital 5 Year General Obligations (“GO”) Bond Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio from 7/1/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Barclays Capital 5 Year GO Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio (As of 11/3/08) — 0.33%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2009, expense ratios can be found in the financial highlights.

Conclusion

The financial crisis of the past year has tested financial institutions, investment vehicles and strategies. The aftershocks of this crisis will likely continue. While we regret the extreme, short term market volatility and stress that clients have had to experience as a result of this crisis, we are pleased to report that, throughout, The Hirtle Callaghan Portfolios have continued to deliver on their stated objective of providing daily access and liquidity to professionally managed and safeguarded portfolios within their respective asset class.

At the same time, we have continued to seek out ways to improve upon these investment solutions. To that end, as highlighted herein, during the year we established the Hirtle Callaghan Institutional Value, Institutional Growth, and Institutional Small Capitalization Equity Portfolios to allow for greater future customization of investment strategies and managers between taxable and tax exempt investors. We expect to continue that process in Fiscal Year 2010 with our Institutional International Equity Portfolio. We also established and funded a new Real Estate Securities Portfolio towards the end of the fiscal year. An Emerging Markets Portfolio was also established and is anticipated to be funded in the coming year. Finally, as outlined, several manager changes were instituted over the period to continue to provide access and exposure to the best professional managers to deliver on the strategic investment and performance objectives of each Portfolio.

The Portfolios are positioned consistent with objectives and we will continue to take advantage of the current market environment to reduce risk and enhance future returns. In addition, we continue to maintain a comprehensive investment management and compliance oversight program for the Portfolios and the sub-advisory firms. We will continue to monitor the structure and sub-advisors for each Portfolio, and will make changes as appropriate to meet the overall objectives of the Portfolios. In addition, we remain focused on costs, and continue to seek out and pursue initiatives aimed at ensuring the best overall cost for each of the Portfolios.

We appreciate your ongoing confidence and support, and remain committed to providing you with quality investment vehicles with which to implement your investment strategy.

Sincerely,

Donald E. Callaghan

President

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 93.99%
	AllianceBernstein L.P. — 36.29%
	Aerospace & Defense — 0.36%
37,500	Northrop Grumman Corp.	$1,713

	Agricultural Products — 1.16%
139,600	Archer-Daniels-Midland Co.	3,737
29,675	Bunge Ltd.	1,788

		5,525

	Apparel Retail — 0.65%
37,748	Limited Brands, Inc.	452
162,880	The Gap, Inc.	2,671

		3,123

	Auto Parts & Equipment — 0.16%
25,700	Autoliv, Inc.	739

	Automobile Manufacturers — 0.32%
20,300	Toyota Motor Corp. – Sponsored ADR	1,533

	Biotechnology — 0.19%
17,500	Amgen, Inc. (a)	927

	Broadcasting — 0.37%
257,800	CBS Corp., Class – B	1,784

	Building Products — 0.14%
67,100	Masco Corp.	643

	Cable & Satellite — 0.63%
95,400	Time Warner Cable, Inc.	3,021

	Communications Equipment — 2.29%
87,012	Corning, Inc.	1,398
617,800	Motorola, Inc.	4,096
302,000	Nokia Corp. – Sponsored ADR	4,403
103,900	Telefonaktiebolaget LM Ericsson – Sponsored ADR	1,016

		10,913

	Construction & Farm Machinery — 0.18%
25,900	Caterpillar, Inc.	856

	Consumer Finance — 0.33%
72,000	Capital One Financial Corp.	1,575

	Department Stores — 0.55%
48,925	J.C. Penney Co., Inc.	1,405
103,500	Macy’s, Inc.	1,217

		2,622

	Diversified Banks — 0.56%
149,400	U.S. Bancorp	2,677

	Diversified Capital Markets — 0.77%
60,500	Deutsche Bank AG – Registered	3,691

	Diversified Chemicals — 0.95%
129,600	E.I. du Pont de Nemours & Co.	3,320
31,900	Eastman Chemical Co.	1,209

		4,529

Shares	Security Description	Value (000)
	Electrical Components & Equipment — 0.38%
58,800	Cooper Industries Ltd., Class – A	$1,826

	Electronic Manufacturing Services — 0.45%
116,200	Tyco Electronics Ltd.	2,160

	Food Retail — 0.28%
64,500	Safeway, Inc.	1,314

	Health Care Distributors — 0.40%
63,200	Cardinal Health, Inc.	1,931

	Home Improvement Retail — 0.67%
62,800	Lowe’s Cos., Inc.	1,219
83,900	The Home Depot, Inc.	1,983

		3,202

	Homebuilding — 0.26%
53,300	D.R. Horton, Inc.	499
1,442	NVR, Inc. (a)	724

		1,223

	Household Products — 0.75%
70,100	The Procter & Gamble Co.	3,582

	Independent Power Producers & Energy Traders — 0.14%
132,700	RRI Energy, Inc. (a)	665

	Integrated Oil & Gas — 4.56%
28,500	BP PLC – Sponsored ADR	1,359
88,600	Chevron Corp.	5,870
80,600	ConocoPhillips	3,390
91,500	Exxon Mobil Corp.	6,397
43,400	Occidental Petroleum Corp.	2,856
38,200	Royal Dutch Shell PLC – ADR	1,917

		21,789

	Integrated Telecommunication Services — 1.83%
351,200	AT&T, Inc.	8,724

	Investment Banking & Brokerage — 1.25%
62,600	Morgan Stanley	1,785
28,300	The Goldman Sachs Group, Inc.	4,172

		5,957

	Life & Health Insurance — 1.26%
57,400	Lincoln National Corp.	988
102,600	MetLife, Inc.	3,079
28,200	Torchmark Corp.	1,044
56,800	Unum Group	901

		6,012

	Movies & Entertainment — 2.56%
554,300	News Corp., Class – A	5,050
232,300	Time Warner, Inc.	5,852
59,100	Viacom, Inc., Class – B (a)	1,341

		12,243

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	AllianceBernstein L.P. (continued)
	Multi-line Insurance — 0.16%
64,700	The Hartford Financial Services Group, Inc.	$768

	Oil & Gas Exploration & Production — 1.84%
44,500	Apache Corp.	3,211
66,100	Devon Energy Corp.	3,602
28,900	EOG Resources, Inc.	1,963

		8,776

	Other Diversified Financial Services — 1.07%
150,200	JPMorgan Chase & Co.	5,123

	Packaged Foods & Meats — 0.30%
7,300	Smithfield Foods, Inc. (a)	102
105,100	Tyson Foods, Inc., Class – A	1,325

		1,427

	Pharmaceuticals — 5.43%
48,200	Bristol-Myers Squibb Co.	979
98,300	Eli Lilly & Co.	3,405
40,200	GlaxoSmithKline PLC – Sponsored ADR	1,421
201,300	Merck & Co., Inc.	5,628
469,900	Pfizer, Inc.	7,049
195,200	Schering-Plough Corp.	4,903
56,100	Wyeth	2,546

		25,931

	Property & Casualty Insurance — 1.36%
18,000	ACE Ltd.	796
89,200	The Allstate Corp.	2,177
52,975	The Travelers Cos., Inc.	2,174
116,000	XL Capital Ltd., Class – A	1,329

		6,476

	Regional Banks — 0.19%
223,200	Regions Financial Corp.	902

	Systems Software — 0.48%
148,500	Symantec Corp. (a)	2,311

	Tobacco — 0.68%
196,800	Altria Group, Inc.	3,226

	Wireless Telecommunication Services — 0.38%
375,000	Sprint Nextel Corp. (a)	1,804

	Total AllianceBernstein L.P.	173,243

	Institutional Capital, LLC — 22.70%
	Advertising — 0.15%
22,638	Omnicom Group, Inc.	715

	Aerospace & Defense — 1.36%
106,721	Honeywell International, Inc.	3,351
39,100	Lockheed Martin Corp.	3,153

		6,504

Shares	Security Description	Value (000)
	Asset Management & Custody Banks — 0.73%
119,173	Bank of New York Mellon Corp.	$3,493

	Auto Parts & Equipment — 0.36%
79,700	Johnson Controls, Inc.	1,731

	Brewers — 0.23%
25,630	Molson Coors Brewing Co., Class – B	1,085

	Communications Equipment — 0.55%
141,635	Cisco Systems, Inc. (a)	2,640

	Computer Hardware — 0.78%
96,572	Hewlett-Packard Co.	3,733

	Construction & Farm Machinery — 0.54%
39,150	Caterpillar, Inc.	1,293
37,050	Cummins, Inc.	1,305

		2,598

	Consumer Finance — 0.29%
63,400	Capital One Financial Corp.	1,387

	Diversified Banks — 0.81%
158,880	Wells Fargo & Co.	3,854

	Diversified Chemicals — 0.58%
107,970	E.I. du Pont de Nemours & Co.	2,766

	Drug Retail — 0.84%
125,653	CVS Caremark Corp.	4,005

	Electric Utilities — 0.12%
7,200	Entergy Corp.	558

	Gold — 0.57%
66,190	Newmont Mining Corp.	2,705

	Health Care Equipment — 0.55%
69,500	Covidien PLC	2,602

	Home Improvement Retail — 0.74%
182,510	Lowe’s Cos., Inc.	3,543

	Insurance Brokers — 0.24%
29,950	Aon Corp.	1,134

	Integrated Oil & Gas — 1.91%
19,550	BP PLC – Sponsored ADR	932
92,150	Marathon Oil Corp.	2,777
36,254	Occidental Petroleum Corp.	2,386
55,530	Total SA – Sponsored ADR	3,011

		9,106

	Integrated Telecommunication Services — 0.32%
74,950	BCE, Inc.	1,549

	Movies & Entertainment — 0.74%
155,958	Viacom, Inc., Class – B (a)	3,540

	Oil & Gas Equipment & Services — 0.77%
100,176	Baker Hughes, Inc.	3,650

	Other Diversified Financial Services — 1.06%
147,631	JPMorgan Chase & Co.	5,036

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Institutional Capital, LLC (continued)
	Personal Products — 0.22%
40,462	Avon Products, Inc.	$1,043

	Pharmaceuticals — 2.92%
66,910	Novartis AG – ADR	2,729
202,800	Pfizer, Inc.	3,042
162,354	Schering-Plough Corp.	4,078
90,007	Wyeth	4,086

		13,935

	Property & Casualty Insurance — 0.63%
68,398	ACE Ltd.	3,025

	Railroads — 0.77%
105,660	CSX Corp.	3,659

	Regional Banks — 0.33%
72,500	BB&T Corp.	1,594

	Semiconductor Equipment — 0.10%
23,000	ASML Holding NV	498

	Semiconductors — 1.24%
177,750	Intel Corp.	2,942
140,363	Texas Instruments, Inc.	2,990

		5,932

	Soft Drinks — 1.24%
51,116	PepsiCo, Inc.	2,809
48,380	The Coca Cola Co.	2,322
23,400	The Pepsi Bottling Group, Inc.	792

		5,923

	Systems Software — 0.56%
113,300	Microsoft Corp.	2,693

	Wireless Telecommunication Services — 0.45%
110,050	Vodafone Group PLC – Sponsored ADR	2,145

	Total Institutional Capital, LLC	108,381

	SSgA Funds Management, Inc. — 35.00%
	Advertising — 0.03%
2,150	Clear Channel Outdoor Holdings, Inc., Class – A (a)	11
17,236	Interpublic Group of Cos., Inc. (a)	87
2,100	Lamar Advertising Co. (a)	32

		130

	Aerospace & Defense — 0.67%
1,770	BE Aerospace, Inc. (a)	25
11,963	General Dynamics Corp.	663
6,311	ITT Corp.	281
4,503	L-3 Communications Holdings, Inc.	312
10,850	Northrop Grumman Corp.	496
3,534	Raytheon Co.	157
2,531	Spirit Aerosystems Holdings, Inc., Class – A (a)	35

Shares	Security Description	Value (000)
	Aerospace & Defense (continued)
25,300	The Boeing Co.	$1,075
2,619	United Technologies Corp.	136

		3,180

	Agricultural Products — 0.14%
10,841	Archer-Daniels-Midland Co.	290
4,638	Bunge Ltd.	279
2,944	Corn Products International, Inc.	79

		648

	Air Freight & Logistics — 0.14%
11,821	FedEx Corp.	657
250	UTi Worldwide, Inc. (a)	3

		660

	Airlines — 0.03%
18,361	Southwest Airlines Co.	124

	Alternative Carriers — 0.02%
58,500	Level 3 Communications, Inc. (a)	88

	Aluminum — 0.04%
20,170	Alcoa, Inc.	208

	Apparel Retail — 0.03%
1,600	Abercrombie & Fitch Co., Class – A	41
3,136	Foot Locker, Inc.	33
3,123	Limited Brands, Inc.	37
1,996	The Gap, Inc.	33

		144

	Apparel, Accessories & Luxury — 0.04%
800	Phillips-Van Heusen Corp.	23
200	Polo Ralph Lauren Corp.	11
2,500	V.F. Corp.	138

		172

	Application Software — 0.06%
6,463	Amdocs Ltd. (a)	139
2,700	Autodesk, Inc. (a)	51
8,700	Compuware Corp. (a)	60
1,000	Nuance Communications, Inc. (a)	12
1,903	Synopsys, Inc. (a)	37

		299

	Asset Management & Custody Banks — 0.41%
7,805	Ameriprise Financial, Inc.	189
36,137	Bank of New York Mellon Corp.	1,059
537	BlackRock, Inc., Class – A	94
3,221	Franklin Resources, Inc.	232
14,629	Invesco Ltd.	261
253	Janus Capital Group, Inc.	3
5,377	Legg Mason, Inc.	131

		1,969

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Auto Parts & Equipment — 0.07%
3,072	Autoliv, Inc.	$89
470	BorgWarner, Inc.	16
607	Federal-Mogul Corp., Class – A (a)	6
10,280	Johnson Controls, Inc.	223
1,608	TRW Automotive Holdings Corp. (a)	18

		352

	Automobile Manufacturers — 0.15%
118,936	Ford Motor Co. (a)	722
627	Thor Industries, Inc.	11

		733

	Automotive Retail — 0.02%
2,362	AutoNation, Inc. (a)	41
2,300	CarMax, Inc. (a)	34
856	Penske Automotive Group, Inc.	14

		89

	Brewers — 0.04%
4,691	Molson Coors Brewing Co., Class – B	199

	Broadcasting — 0.04%
22,370	CBS Corp., Class – B	155
1,200	Central Eurpoean Media Enterprises Ltd., Class – A (a)	24
707	Discovery Communications, Inc., Class – C (a)	14

		193

	Building Products — 0.02%
545	Armstrong World Industries, Inc. (a)	9
6,827	Masco Corp.	65
1,745	Owens Corning (a)	22
1,439	USG Corp. (a)	15

		111

	Cable & Satellite — 0.52%
9,106	Cablevision Systems Corp., Class – A	177
100,942	Comcast Corp., Class – A	1,463
7,800	DISH Network Corp. (a)	126
10,328	Liberty Global, Inc., Class – A (a)	164
1,240	Scripps Networks Interactive, Inc., Class – A	35
13,485	Time Warner Cable, Inc.	427
10,397	Virgin Media, Inc.	97

		2,489

	Casinos & Gaming — 0.05%
2,218	Boyd Gaming Corp. (a)	19
1,800	International Game Technology	29
2,600	Las Vegas Sands Corp. (a)	20
3,770	MGM Mirage, Inc. (a)	24

Shares	Security Description	Value (000)
	Casinos & Gaming (continued)
2,400	Penn National Gaming, Inc. (a)	$70
2,400	Wynn Resorts Ltd. (a)	85

		247

	Catalog Retail — 0.02%
21,454	Liberty Media Corp. – Interactive, Class – A (a)	107

	Chemicals — 0.07%
5,300	Air Products & Chemicals, Inc.	342

	Coal & Consumable Fuels — 0.02%
5,200	Arch Coal, Inc.	80
800	Massey Energy Co.	16

		96

	Commercial Printing — 0.01%
5,518	R.R. Donnelley & Sons Co.	64

	Communications Equipment — 0.21%
9,012	Brocade Communications Systems, Inc. (a)	71
2,900	Ciena Corp. (a)	30
3,000	CommScope, Inc. (a)	79
8,800	Corning, Inc.	141
1,568	EchoStar Corp., Class – A (a)	25
1,000	Harris Corp.	28
3,172	JDS Uniphase Corp. (a)	18
81,853	Motorola, Inc.	543
15,547	Tellabs, Inc. (a)	89

		1,024

	Computer & Electronics Retail — 0.02%
700	GameStop Corp., Class – A (a)	15
3,909	RadioShack Corp.	55

		70

	Computer Hardware — 0.23%
259	Diebold, Inc.	7
20,600	Hewlett-Packard Co.	796
28,665	Sun Microsystems, Inc. (a)	265
1,120	Teradata Corp. (a)	26

		1,094

	Computer Storage & Peripherals — 0.22%
68,599	EMC Corp. (a)	899
3,172	Lexmark International, Inc. (a)	50
4,222	SanDisk Corp. (a)	62
1,754	Seagate Technology	18
800	Western Digital Corp. (a)	21

		1,050

	Construction & Engineering — 0.09%
5,749	KBR, Inc.	106
7,678	Quanta Services, Inc. (a)	178
600	The Shaw Group, Inc. (a)	16
2,675	URS Corp. (a)	132

		432

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Construction & Farm Machinery — 0.30%
3,339	AGCO Corp. (a)	$97
2,100	Bucyrus International, Inc.	60
11,500	Caterpillar, Inc.	380
5,200	Cummins, Inc.	183
12,100	Deere & Co.	483
500	Joy Global, Inc.	18
2,675	Oshkosh Corp.	39
1,000	PACCAR, Inc.	33
4,229	Terex Corp. (a)	51
4,700	The Manitowoc Co., Inc.	25
2,944	Trinity Industries, Inc.	40

		1,409

	Construction Materials — 0.06%
1,016	Martin Marietta Materials, Inc.	80
4,263	Vulcan Materials Co.	184

		264

	Consumer Electronics — 0.01%
700	Garmin Ltd.	17
1,070	Harman International Industries, Inc.	20

		37

	Consumer Finance — 0.29%
31,539	American Express Co.	733
2,267	AmeriCredit Corp. (a)	31
12,473	Capital One Financial Corp.	273
18,567	Discover Financial Services	191
14,177	SLM Corp. (a)	145
138	The Student Loan Corp.	5

		1,378

	Data Processing & Outsourced Services — 0.10%
1,263	Affiliated Computer Services, Inc., Class – A (a)	56
1,900	Broadridge Financial Solutions, Inc.	31
5,816	Computer Sciences Corp. (a)	258
3,108	Convergys Corp. (a)	29
232	DST Systems, Inc. (a)	9
4,272	Fidelity National Information Services, Inc.	85
1,600	Total System Services, Inc.	21

		489

	Department Stores — 0.13%
8,505	J.C. Penney Co., Inc.	244
691	Kohl’s Corp. (a)	30
16,254	Macy’s, Inc.	191
1,971	Sears Holding Corp. (a)	131

		596

	Distillers & Vintners — 0.03%
556	Brown-Forman Corp., Class – B	24
1,600	Central European Distribution Corp. (a)	42

Shares	Security Description	Value (000)
	Distillers & Vintners (continued)
7,180	Constellation Brands, Inc., Class – A (a)	$91

		157

	Distributors — 0.04%
6,092	Genuine Parts Co.	204

	Diversified Banks — 1.08%
5,905	Comerica, Inc.	125
72,129	U.S. Bancorp	1,293
153,681	Wells Fargo & Co.	3,728

		5,146

	Diversified Chemicals — 0.38%
2,448	Ashland, Inc.	69
2,306	Cabot Corp.	29
23,047	E.I. du Pont de Nemours & Co.	590
2,592	Eastman Chemical Co.	98
362	FMC Corp.	17
5,015	Huntsman Corp.	25
6,321	PPG Industries, Inc.	278
42,357	The Dow Chemical Co.	684

		1,790

	Diversified Metals & Mining — 0.09%
500	Compass Minerals International, Inc.	27
6,213	Freeport-McMoRan Copper & Gold, Inc., Class – B	311
1,700	Southern Copper Corp.	35
3,557	Titanium Metals Corp.	33

		406

	Diversified REITs — 0.07%
3,891	Liberty Property Trust	89
5,833	Vornado Realty Trust	263

		352

	Diversified Support Services — 0.02%
3,879	Cintas Corp.	89

	Drug Retail — 0.26%
38,464	CVS Caremark Corp.	1,226
20,196	Rite Aid Corp. (a)	30

		1,256

	Education Services — 0.00%
216	Career Education Corp. (a)	5

	Electric Utilities — 1.41%
2,400	Allegheny Energy, Inc.	61
18,222	American Electric Power, Inc.	526
3,651	DPL, Inc.	85
48,987	Duke Energy Corp.	715
12,416	Edison International	391
7,514	Entergy Corp.	582
22,899	Exelon Corp.	1,173
11,599	FirstEnergy Corp.	449

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Electric Utilities (continued)
13,595	FPL Group, Inc.	$773
5,316	Great Plains Energy, Inc.	83
3,590	Hawaiian Electric Industries, Inc.	68
6,628	Northeast Utilities	148
4,823	NV Energy, Inc.	52
8,302	Pepco Holdings, Inc.	112
3,815	Pinnacle West Capital Corp.	115
10,624	Progress Energy, Inc.	402
29,801	The Southern Co.	929
3,900	Westar Energy, Inc.	73

		6,737

	Electrical Components & Equipment — 0.10%
4,876	Cooper Industries Ltd., Class – A	151
1,900	General Cable Corp. (a)	72
1,774	Hubbell, Inc., Class – B	57
4,900	Rockwell Automation, Inc.	157
500	Roper Industries, Inc.	23
1,315	Thomas & Betts Corp. (a)	38

		498

	Electronic Components — 0.01%
2,006	AVX Corp.	20
5,287	Vishay Intertechnology, Inc. (a)	36

		56

	Electronic Manufacturing Services — 0.02%
4,016	Jabil Circuit, Inc.	30
4,798	Molex, Inc.	74

		104

	Environmental & Facilities Services — 0.07%
4,600	Covanta Holding Corp. (a)	78
8,487	Republic Services, Inc., Class – A	207
800	Waste Connections, Inc. (a)	21
1,780	Waste Management, Inc.	50

		356

	Fertilizers & Agricultural Chemicals — 0.01%
300	CF Industries Holdings, Inc.	22
75	Intrepid Potash, Inc. (a)	2
1,100	Terra Industries, Inc.	27

		51

	Food Retail — 0.11%
16,287	Safeway, Inc.	332
9,017	SUPERVALU, Inc.	117
3,732	The Kroger Co.	82
800	Whole Foods Market, Inc.	15

		546

	Forest Products — 0.05%
8,086	Weyerhaeuser Co.	246

Shares	Security Description	Value (000)
	Gas Utilities — 0.17%
2,949	AGL Resources, Inc.	$94
3,456	Atmos Energy Corp.	86
2,601	Energen Corp.	104
2,596	National Fuel Gas Co.	94
3,973	ONEOK, Inc.	117
6,716	Questar Corp.	209
4,089	UGI Corp.	104

		808

	General Merchandise Stores — 0.01%
2,600	Big Lots, Inc. (a)	55

	Gold — 0.01%
900	Royal Gold, Inc.	38

	Health Care Distributors — 0.14%
1,308	AmerisourceBergen Corp.	23
13,725	Cardinal Health, Inc.	420
5,277	McKesson Corp.	232

		675

	Health Care Equipment — 0.20%
37,048	Boston Scientific Corp. (a)	376
1,311	Hill-Rom Holdings, Inc.	21
9,012	Hologic, Inc. (a)	128
1,400	Kinetic Concepts, Inc. (a)	38
827	Teleflex, Inc.	37
8,202	Zimmer Holdings, Inc. (a)	350

		950

	Health Care Facilities — 0.04%
1,072	Brookdale Senior Living, Inc.	10
1,691	Community Health Systems, Inc. (a)	43
2,151	LifePoint Hospitals, Inc. (a)	56
7,860	Tenet Healthcare Corp. (a)	22
1,550	Universal Health Services, Inc., Class – B	76

		207

	Health Care Services — 0.03%
670	Lincare Holdings, Inc. (a)	16
1,142	Mednax, Inc. (a)	48
2,449	Omnicare, Inc.	63

		127

	Health Care Supplies — 0.02%
1,668	Inverness Medical Innovations, Inc. (a)	60
1,792	The Cooper Cos., Inc.	44

		104

	Health Care Technology — 0.01%
5,508	IMS Health, Inc.	70

	Home Entertainment Software — 0.02%
8,400	Activision Blizzard, Inc. (a)	106

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Home Furnishings — 0.02%
2,114	Leggett & Platt, Inc.	$32
2,017	Mohawk Industries, Inc. (a)	72

		104

	Home Improvement Retail — 0.46%
38,401	Lowe’s Cos., Inc.	745
60,084	The Home Depot, Inc.	1,420
500	The Sherwin-Williams Co.	27

		2,192

	Homebuilding — 0.11%
4,976	Centex Corp.	42
10,007	D.R. Horton, Inc.	94
3,077	KB Home	42
5,558	Lennar Corp.	54
830	M.D.C. Holdings, Inc.	25
233	NVR, Inc. (a)	117
6,331	Pulte Homes, Inc.	56
5,033	Toll Brothers, Inc. (a)	85

		515

	Homefurnishing Retail — 0.01%
2,061	Williams-Sonoma, Inc.	24

	Hotels, Resorts & Cruise Lines — 0.13%
9,169	Carnival Corp.	236
861	Choice Hotels International, Inc.	23
6,100	Marriott International, Inc., Class – A	135
3,202	Royal Caribbean Cruises Ltd.	43
6,100	Starwood Hotels & Resorts Worldwide, Inc.	135
3,586	Wyndham Worldwide Corp.	44

		616

	Household Appliances — 0.07%
2,133	Black & Decker Corp.	61
1,511	Snap-on, Inc.	43
3,038	The Stanley Works	103
2,695	Whirlpool Corp.	115

		322

	Household Products — 0.44%
400	Energizer Holdings, Inc. (a)	21
2,116	Kimberly-Clark Corp.	111
600	The Clorox Co.	34
38,170	The Procter & Gamble Co.	1,950

		2,116

	Housewares & Specialties — 0.07%
5,809	Fortune Brands, Inc.	202
3,145	Jarden Corp. (a)	59
8,336	Newell Rubbermaid, Inc.	87

		348

Shares	Security Description	Value (000)
	Human Resource & Employment Services — 0.03%
3,074	Manpower, Inc.	$130
1,900	Monster Worldwide, Inc. (a)	23

		153

	Hypermarkets & Super Centers — 0.01%
1,643	BJ’s Wholesale Club, Inc. (a)	53

	Independent Power Producers & Energy Traders — 0.13%
5,500	Calpine Corp. (a)	61
1,140	Constellation Energy Group, Inc.	30
17,877	Dynegy, Inc., Class – A (a)	41
5,192	Mirant Corp. (a)	82
10,219	NRG Energy, Inc. (a)	265
13,837	RRI Energy, Inc. (a)	69
4,700	The AES Corp. (a)	55

		603

	Industrial Conglomerates — 1.02%
1,651	Carlisle Cos., Inc.	40
401,542	General Electric Co.	4,706
10,400	Textron, Inc.	100

		4,846

	Industrial Gases — 0.03%
3,200	Airgas, Inc.	130

	Industrial Machinery — 0.41%
877	Crane Co.	20
3,765	Danaher Corp.	233
1,961	Dover Corp.	65
6,398	Eaton Corp.	285
2,120	Gardner Denver, Inc. (a)	53
1,200	Graco, Inc.	26
800	Harsco Corp.	23
1,159	IDEX Corp.	29
17,052	Illinois Tool Works, Inc.	637
2,925	Kennametal, Inc.	56
1,507	Lincoln Electric Holdings, Inc.	54
6,200	Parker-Hannifin Corp.	266
2,523	Pentair, Inc.	65
1,800	SPX Corp.	88
3,632	The Timken Co.	62

		1,962

	Industrial REITs — 0.05%
5,440	AMB Property Corp.	102
16,580	ProLogis	134

		236

	Insurance Brokers — 0.17%
10,557	AON Corp.	400
237	Arthur J. Gallagher & Co.	5
1,075	Brown & Brown, Inc.	22
18,496	Marsh & McLennan Cos., Inc.	372

		799

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Integrated Oil & Gas — 3.73%
75,986	Chevron Corp.	$5,034
56,205	ConocoPhillips	2,364
137,197	Exxon Mobil Corp.	9,591
26,961	Marathon Oil Corp.	812

		17,801

	Integrated Telecommunication Services — 2.00%
223,672	AT&T, Inc.	5,556
3,855	CenturyTel, Inc.	118
5,481	Embarq Corp.	231
6,359	Frontier Communications Corp.	45
56,574	Qwest Communications International, Inc.	235
107,755	Verizon Communications, Inc.	3,311
8,709	Windstream Corp.	73

		9,569

	Internet Retail — 0.00%
565	Expedia, Inc. (a)	9

	Internet Software & Services — 0.13%
32,700	eBay, Inc. (a)	560
2,169	IAC/InterActiveCorp. (a)	35
2,800	Yahoo!, Inc. (a)	44

		639

	Investment Banking & Brokerage — 0.80%
1,400	Investment Technology Group, Inc. (a)	28
966	Jefferies Group, Inc. (a)	21
37,153	Morgan Stanley	1,059
3,751	Raymond James Financial, Inc.	65
17,896	The Goldman Sachs Group, Inc.	2,639

		3,812

	IT Consulting & Other Services — 0.01%
1,917	SAIC, Inc. (a)	36

	Leisure Facilities — 0.01%
1,144	International Speedway Corp., Class – A	29

	Leisure Products — 0.02%
1,853	Hasbro, Inc.	45
2,881	Mattel, Inc.	46

		91

	Life & Health Insurance — 0.25%
6,388	Lincoln National Corp.	110
21,951	MetLife, Inc.	659
3,496	Protective Life Corp.	40
1,851	StanCorp Financial Group, Inc.	53
3,256	Torchmark Corp.	120
12,724	Unum Group	202

		1,184

Shares	Security Description	Value (000)
	Life Sciences Tools & Services — 0.15%
800	Charles River Laboratories International, Inc. (a)	$27
713	Life Technologies Corp. (a)	30
3,333	PerkinElmer, Inc.	58
14,653	Thermo Electron Corp. (a)	597

		712

	Managed Health Care — 0.59%
13,420	Aetna, Inc.	336
9,834	CIGNA Corp.	237
3,814	Coventry Health Care, Inc. (a)	71
3,915	Health Net, Inc. (a)	61
3,891	Humana, Inc. (a)	126
45,207	UnitedHealth Group, Inc.	1,129
17,112	WellPoint, Inc. (a)	871

		2,831

	Marine — 0.02%
1,494	Alexander & Baldwin, Inc.	35
1,500	Kirby Corp. (a)	48

		83

	Media — 0.11%
19,800	Liberty Media Corp. – Entertainment, Class – A (a)	530

	Metal & Glass Containers — 0.05%
2,521	AptarGroup, Inc.	85
1,162	Ball Corp.	53
1,200	Greif, Inc., Class – A	53
1,157	Owens-Illinois, Inc. (a)	32
878	Pactiv Corp. (a)	19

		242

	Mortgage REITs — 0.08%
20,826	Annaly Capital Management, Inc.	315
24,100	Chimera Investment Corp.	84

		399

	Motorcycle Manufacturers — 0.03%
9,043	Harley-Davidson, Inc.	147

	Movies & Entertainment — 0.88%
2,600	DreamWorks Animation SKG, Inc. (a)	72
2,891	Liberty Media Corp. – Capital, Series A (a)	39
86,632	News Corp., Class – A	789
1,393	Regal Entertainment Group, Class – A	18
70,463	The Walt Disney Co.	1,644
45,483	Time Warner, Inc.	1,146
20,695	Viacom, Inc., Class – B (a)	470
1,304	Warner Music Group Corp. (a)	8

		4,186

	Multi-line Insurance — 0.20%
3,384	American Financial Group, Inc.	73
54,024	American International Group, Inc.	63

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Multi-line Insurance (continued)
607	American National Insurance Co.	$46
4,470	Assurant, Inc.	108
8,963	Genworth Financial, Inc., Class – A	62
4,325	HCC Insurance Holdings, Inc.	104
12,567	Loews Corp.	344
11,896	The Hartford Financial Services Group, Inc.	141
1,587	Unitrin, Inc.	19

		960

	Multi-Sector Holdings — 0.02%
4,257	Leucadia National Corp. (a)	90

	Multi-Utilities — 1.00%
4,196	Alliant Energy Corp.	110
7,918	Ameren Corp.	197
1,992	CenterPoint Energy, Inc.	22
8,668	CMS Energy Corp.	105
10,506	Consolidated Edison, Inc.	393
22,437	Dominion Resources, Inc.	750
6,281	DTE Energy Co.	201
2,102	Integrys Energy Group, Inc.	63
6,943	MDU Resources Group, Inc.	132
10,518	NiSource, Inc.	123
4,035	NSTAR	129
3,589	OGE Energy Corp.	102
14,005	PG&E Corp.	538
19,300	Public Service Enterprise Group, Inc.	630
4,698	SCANA Corp.	152
9,340	Sempra Energy	463
8,172	TECO Energy, Inc.	97
3,100	Vectren Corp.	73
4,507	Wisconsin Energy Corp.	183
17,470	Xcel Energy, Inc.	322

		4,785

	Office Electronics — 0.05%
33,258	Xerox Corp.	215

	Office REITs — 0.13%
1,088	Alexandria Real Estate Equities, Inc.	39
4,525	Boston Properties, Inc.	216
5,311	Brandywine Realty Trust	40
2,100	Corporate Office Properties Trust	62
4,584	Douglas Emmett, Inc.	41
8,237	Duke Realty Corp.	72
8,158	HRPT Properties Trust	33
3,089	Mack-Cali Realty Corp.	70
2,886	SL Green Realty Corp.	66

		639

Shares	Security Description	Value (000)
	Office Services & Supplies — 0.05%
3,331	Avery Dennison Corp.	$86
7,956	Pitney Bowes, Inc.	174

		260

	Oil & Gas Drilling — 0.14%
400	Atwood Oceanics, Inc. (a)	10
3,932	ENSCO International, Inc.	137
2,633	Helmerich & Payne, Inc.	81
10,976	Nabors Industries Ltd. (a)	171
4,767	Patterson-UTI Energy, Inc.	62
3,284	Pride International, Inc. (a)	82
3,546	Rowan Cos., Inc.	69
1,490	Unit Corp. (a)	41

		653

	Oil & Gas Equipment & Services — 0.74%
11,800	Baker Hughes, Inc.	430
11,312	BJ Services Co.	154
1,163	Exterran Holdings, Inc. (a)	19
34,200	Halliburton Co.	708
3,502	Helix Energy Solutions Group, Inc. (a)	38
15,900	National-Oilwell Varco, Inc. (a)	519
1,753	Oil States International, Inc. (a)	43
24,800	Schlumberger Ltd.	1,342
691	SEACOR Holdings, Inc. (a)	52
3,200	Smith International, Inc.	82
2,800	Superior Energy Services, Inc. (a)	48
2,065	Tidewater, Inc.	89

		3,524

	Oil & Gas Exploration & Production — 1.33%
18,970	Anadarko Petroleum Corp.	861
12,710	Apache Corp.	917
4,000	Cabot Oil & Gas Corp., Class – A	123
23,867	Chesapeake Energy Corp.	473
3,232	Cimarex Energy Co.	92
1,500	Comstock Resources, Inc. (a)	50
2,700	Concho Resources, Inc. (a)	77
600	Continental Resources, Inc. (a)	17
9,000	Denbury Resources, Inc. (a)	133
16,830	Devon Energy Corp.	917
1,898	Encore Acquisition Co. (a)	58
9,564	EOG Resources, Inc.	650
900	EXCO Resources, Inc. (a)	12
2,548	Forest Oil Corp. (a)	38
585	Mariner Energy, Inc. (a)	7
5,171	Newfield Exploration Co. (a)	169
6,593	Noble Energy, Inc.	389
4,138	Pioneer Natural Resources Co.	105
1,965	Plains Exploration & Production Co. (a)	54
5,100	Range Resources Corp.	211
4,500	SandRidge Energy, Inc. (a)	38
1,956	St. Mary Land & Exploration Co.	41

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Oil & Gas Exploration & Production (continued)
1,800	Whiting Petroleum Corp. (a)	$63
22,032	XTO Energy, Inc.	840

		6,335

	Oil & Gas Refining & Marketing — 0.10%
1,100	Frontier Oil Corp.	14
4,208	Sunoco, Inc.	98
2,926	Tesoro Corp.	37
19,719	Valero Energy Corp.	333

		482

	Oil & Gas Storage & Transportation — 0.16%
19,531	El Paso Corp.	180
1,900	Frontline Ltd.	46
782	Overseas Shipholding Group, Inc.	27
4,291	Southern Union Co.	79
24,626	Spectra Energy Corp.	417
834	Teekay Corp.	17

		766

	Oil, Gas & Consumable Fuels — 0.71%
11,100	Hess Corp.	597
7,300	Murphy Oil Corp.	396
30,800	Occidental Petroleum Corp.	2,027
22,200	Williams Cos., Inc.	347

		3,367

	Other Diversified Financial Services — 1.95%
290,222	Bank of America Corp.	3,831
210,011	Citigroup, Inc.	624
142,510	JPMorgan Chase & Co.	4,861

		9,316

	Packaged Foods & Meats — 0.69%
2,244	Campbell Soup Co.	66
17,124	ConAgra Foods, Inc.	326
7,564	Del Monte Foods Co.	71
600	Flowers Foods, Inc.	13
7,388	General Mills, Inc.	414
2,122	H.J. Heinz Co.	76
2,222	Hormel Foods Corp.	77
55,963	Kraft Foods, Inc.	1,418
2,200	Ralcorp Holdings, Inc. (a)	134
20,199	Sara Lee Corp.	197
4,048	Smithfield Foods, Inc. (a)	57
2,319	The Hershey Co.	83
4,595	The J.M. Smucker Co.	224
11,187	Tyson Foods, Inc., Class – A	141

		3,297

	Paper Packaging — 0.09%
3,816	Bemis Co., Inc.	96
3,674	Packaging Corp. of America	59

Shares	Security Description	Value (000)
	Paper Packaging (continued)
6,131	Sealed Air Corp.	$113
3,793	Sonoco Products Co.	91
4,015	Temple – Inland, Inc.	53

		412

	Paper Products — 0.07%
16,634	International Paper Co.	252
6,156	MeadWestvaco Corp.	101

		353

	Personal Products — 0.01%
462	Alberto-Culver Co.	12
600	Mead Johnson Nutrition Co., Class – A (a)	19
643	NBTY, Inc. (a)	18

		49

	Pharmaceuticals — 2.30%
33,663	Bristol-Myers Squibb Co.	684
18,389	Eli Lilly & Co.	637
4,217	Endo Pharmaceuticals Holdings, Inc. (a)	76
11,518	Forest Laboratories, Inc., Class – A (a)	289
23,612	Johnson & Johnson	1,341
9,549	King Pharmaceuticals, Inc. (a)	92
65,434	Merck & Co., Inc.	1,829
3,139	Mylan Laboratories, Inc. (a)	41
255,927	Pfizer, Inc.	3,839
9,700	Schering-Plough Corp.	244
4,104	Watson Pharmaceuticals, Inc. (a)	138
39,301	Wyeth	1,784

		10,994

	Property & Casualty Insurance — 0.74%
258	Alleghany Corp. (a)	70
1,908	Allied World Assurance Holdings Ltd.	78
3,000	Aspen Insurance Holdings Ltd.	67
3,722	AXIS Capital Holdings Ltd.	97
5,506	Cincinnati Financial Corp.	123
751	CNA Financial Corp.	12
355	Erie Indemnity Co., Class – A	13
7,176	Fidelity National Financial, Inc., Class – A	97
1,732	Hanover Insurance Group, Inc.	66
350	Markel Corp. (a)	99
5,702	MBIA, Inc. (a)	25
923	Mercury General Corp.	31
8,861	Old Republic International Corp.	87
635	OneBeacon Insurance Group Ltd.	7
20,434	The Allstate Corp.	499
13,438	The Chubb Corp.	536
3,523	The First American Corp.	91
23,348	The Progressive Corp. (a)	353
22,258	The Travelers Cos., Inc.	913

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Property & Casualty Insurance (continued)
3,276	W.R. Berkley Corp.	$70
32	Wesco Financial Corp.	9
280	White Mountains Insurance Group Ltd.	64
12,505	XL Capital Ltd., Class – A	143

		3,550

	Publishing — 0.04%
8,134	Gannett Co., Inc.	29
700	Interactive Data Corp.	16
1,490	Meredith Corp.	38
3,508	The New York Times Co., Class – A	19
201	The Washington Post Co., Class – B	71

		173

	Railroads — 0.46%
10,000	Burlington Northern Santa Fe Corp.	735
14,900	CSX Corp.	516
1,770	Kansas City Southern Industries, Inc. (a)	28
12,157	Norfolk Southern Corp.	458
9,000	Union Pacific Corp.	469

		2,206

	Real Estate Operating Companies — 0.01%
3,900	Forest City Enterprises, Inc., Class – A	26

	Real Estate Services — 0.01%
1,366	Jones Lang LaSalle, Inc.	45

	Regional Banks — 0.63%
4,930	Associated Banc-Corp	62
3,251	BancorpSouth, Inc.	67
1,904	Bank of Hawaii Corp.	68
24,653	BB&T Corp.	542
465	BOK Financial Corp.	17
7,094	CapitalSource, Inc.	35
1,565	City National Corp.	58
1,442	Commerce Bancshares, Inc.	46
1,852	Cullen/Frost Bankers, Inc.	85
21,295	Fifth Third Bancorp	151
274	First Citizens BancShares, Inc., Class – A	37
8,091	First Horizon National Corp. (a)	97
6,929	Fulton Financial Corp.	36
13,208	Huntington Bancshares, Inc.	55
18,666	KeyCorp	98
2,768	M & T Bank Corp.	141
10,234	Marshall & Ilsley Corp.	49
17,484	PNC Financial Services Group, Inc.	678
11,415	Popular, Inc.	25
44,561	Regions Financial Corp.	180
13,129	SunTrust Banks, Inc.	216
10,040	Synovus Financial Corp.	30
4,913	TCF Financial Corp.	66

Shares	Security Description	Value (000)
	Regional Banks (continued)
5,445	Valley National Bancorp	$64
2,781	Whitney Holding Corp.	25
2,417	Wilmington Trust Corp.	33
4,592	Zions Bancorp	53

		3,014

	Reinsurance — 0.15%
2,004	Arch Capital Group Ltd. (a)	117
1,216	Endurance Specialty Holdings Ltd.	35
2,385	Everest Re Group Ltd.	171
500	Odyssey Re Holdings Corp.	20
2,058	PartnerRe Ltd.	133
2,397	Reinsurance Group of America, Inc.	84
2,379	RenaissanceRe Holdings Ltd.	111
1,031	Transatlantic Holdings, Inc.	45
900	Validus Holdings Ltd.	20

		736

	Research and Consulting Services — 0.01%
1,025	Equifax, Inc.	27

	Residential REITs — 0.14%
4,550	Apartment Investment & Management Co., Class – A	40
3,108	AvalonBay Communities, Inc.	174
1,980	BRE Properties, Class – A	47
2,427	Camden Property Trust	67
10,500	Equity Residential	234
1,081	Essex Property Trust, Inc.	67
5,820	UDR, Inc.	60

		689

	Restaurants — 0.01%
7,900	Wendy’s/Arby’s Group, Inc., Class – A	32

	Retail REITs — 0.18%
1,852	Federal Realty Investment Trust	96
14,609	Kimco Realty Corp.	147
3,800	Realty Income Corp.	83
2,927	Regency Centers Corp.	102
5,200	Simon Property Group, Inc.	268
1,900	Taubman Centers, Inc.	51
2,800	The Macerich Co.	49
4,006	Weingarten Realty Investors	58

		854

	Security & Alarm Services — 0.01%
3,717	Corrections Corp. of America (a)	63

	Semiconductor Equipment — 0.16%
50,700	Applied Materials, Inc.	556
6,559	KLA-Tencor Corp.	166
1,384	Novellus Systems, Inc. (a)	23

		745

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Semiconductors — 0.40%
9,486	Advanced Micro Devices, Inc. (a)	$37
16,213	Atmel Corp. (a)	61
4,325	Fairchild Semiconductor International Corp. (a)	30
4,136	Integrated Device Technology, Inc. (a)	25
81,234	Intel Corp.	1,344
1,473	International Rectifier Corp. (a)	22
2,184	Intersil Corp., Class – A	27
23,364	LSI Logic Corp. (a)	107
1,900	Marvell Technology Group Ltd. (a)	22
1,800	Maxim Integrated Products, Inc.	28
700	Microchip Technology, Inc.	16
27,107	Micron Technology, Inc. (a)	137
8,000	PMC – Sierra, Inc. (a)	64

		1,920

	Soft Drinks — 0.26%
1,697	Coca Cola Enterprises, Inc.	28
9,815	Dr. Pepper Snapple Group, Inc. (a)	208
2,068	PepsiAmericas, Inc.	55
18,802	The Coca Cola Co.	902
1,019	The Pepsi Bottling Group, Inc.	35

		1,228

	Specialized Consumer Services — 0.02%
1,400	Hillenbrand, Inc.	23
9,304	Service Corp. International	51
1,070	Weight Watchers International, Inc.	28

		102

	Specialized Finance — 0.23%
15,595	CIT Group, Inc.	33
2,413	CME Group, Inc.	751
1,500	Interactive Brokers Group, Inc., Class – A (a)	23
7,461	NYSE Euronext	203
2,983	The Nasdaq Stock Market, Inc. (a)	64

		1,074

	Specialized REITs — 0.19%
6,515	HCP, Inc.	138
1,968	Health Care REIT, Inc.	67
3,716	Hospitality Properties Trust	44
22,658	Host Hotels & Resorts, Inc.	190
968	Nationwide Health Properties, Inc.	25
3,767	Plum Creek Timber Co., Inc.	112
1,559	Rayonier, Inc.	57
4,300	Senior Housing Properties Trust	70
6,019	Ventas, Inc.	180

		883

Shares	Security Description	Value (000)
	Specialty Chemicals — 0.05%
3,100	Albemarle Corp.	$79
1,746	Cytec Industries, Inc.	33
300	Lubrizol Corp.	14
2,157	RPM International, Inc.	30
3,855	The Valspar Corp.	87

		243

	Specialty Stores — 0.03%
1,351	Barnes & Noble, Inc.	28
9,617	Office Depot, Inc. (a)	44
3,150	Signet Jewelers Ltd.	65
500	Tiffany & Co.	13

		150

	Steel — 0.28%
3,900	AK Steel Holding Corp.	75
3,800	Allegheny Technologies, Inc.	133
1,502	Carpenter Technology Corp.	31
4,300	Cliffs Natural Resources, Inc.	105
4,472	Commercial Metals Co.	72
11,979	Nucor Corp.	532
2,370	Reliance Steel & Aluminum Co.	91
181	Schnitzer Steel Industries, Inc., Class – A	10
6,534	Steel Dynamics, Inc.	96
5,542	United States Steel Corp.	198

		1,343

	Systems Software — 0.02%
3,213	CA, Inc.	56
1,100	Macrovision Solutions Corp. (a)	24
7,158	Novell, Inc. (a)	32

		112

	Technology Distributors — 0.06%
2,494	Arrow Electronics, Inc. (a)	53
3,976	Avnet, Inc. (a)	84
5,784	Ingram Micro, Inc., Class – A (a)	101
1,750	Tech Data Corp. (a)	57

		295

	Thrifts & Mortgage Finance — 0.12%
5,400	First Niagara Financial Group, Inc.	62
7,486	Hudson City Bancorp, Inc.	99
12,944	New York Community Bancorp	138
13,278	Peoples United Financial, Inc.	200
3,026	TFS Financial Corp.	32
3,508	Washington Federal, Inc.	46

		577

	Tobacco — 0.06%
729	Lorillard, Inc.	49
6,475	Reynolds American, Inc.	250

		299

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares or Principal Amount (000)	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Trading Companies & Distributors — 0.01%
956	GATX Corp.	$25
849	WESCO International, Inc. (a)	21

		46

	Trucking — 0.03%
1,340	Con-Way, Inc.	47
6,758	Hertz Global Holdings, Inc. (a)	54
2,105	Ryder System, Inc.	59

		160

	Water Utilities — 0.03%
1,997	American Water Works Co., Inc.	38
5,123	Aqua America, Inc.	92

		130

	Wireless Telecommunication Services — 0.20%
2,937	Clearwire Corp., Class – A (a)	16
7,166	Crown Castle International Corp. (a)	172
508	Leap Wireless International, Inc. (a)	17
6,100	NII Holdings, Inc. (a)	116
106,650	Sprint Nextel Corp. (a)	513
3,302	Telephone & Data Systems, Inc.	93
666	United States Cellular Corp. (a)	26

		953

	Total SSgA Funds Management, Inc.	167,117

	Total Common Stocks	448,741

	Time Deposits — 5.56%
	AllianceBernstein L.P. — 4.12%
$19,691	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	19,691

	Institutional Capital, LLC — 1.44%
6,869	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	6,869

	Total Time Deposits	26,560

Shares or Principal Amount (000)	Security Description	Value (000)
	Money Market Mutual Funds — 2.52%
	SSgA Funds Management, Inc. — 2.52%
10,690,671	Alliance Money Market Fund Prime Portfolio, 0.35% (b)	$10,691
1,333,621	Federated Prime Obligations Portfolio, 0.46% (b)	1,333

	Total Money Market Mutual Funds	12,024

	U.S. Treasury Obligations — 0.10%
	SSgA Funds Management, Inc. — 0.10%
$479	U.S. Treasury Bill, 0.16%, 9/10/09 (c)(d)	479

	Total U.S. Treasury Obligations	479

	Total Investments (cost $506,640) — 102.17%	487,804
	Liabilities in excess of other assets — (2.17)%	(10,367)

	Net Assets — 100.00%	$477,437

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009.

(c)	Rate disclosed represents effective yield at purchase.

(d)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

Futures

SSgA Funds Management, Inc.

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
10	Russell 1000 Mini Future	$500	Sep-09	$(13)
2	S&P 400 E-mini Future	115	Sep-09	(3)
75	S&P 500 E-mini Future	3,433	Sep-09	(95)

				$(111)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 78.21%
	AllianceBernstein L.P. — 37.10%
	Aerospace & Defense — 0.35%
28,700	Northrop Grumman Corp.	$1,311

	Agricultural Products — 1.37%
112,100	Archer-Daniels-Midland Co.	3,001
35,900	Bunge Ltd.	2,163

		5,164

	Apparel Retail — 0.38%
39,947	Limited Brands, Inc.	478
58,500	The Gap, Inc.	960

		1,438

	Auto Parts & Equipment — 0.21%
27,400	Autoliv, Inc.	788

	Automobile Manufacturers — 0.39%
19,400	Toyota Motor Corp. – Sponsored ADR	1,465

	Biotechnology — 0.19%
13,600	Amgen, Inc. (a)	720

	Broadcasting — 0.32%
173,400	CBS Corp., Class – B	1,200

	Building Products — 0.13%
49,700	Masco Corp.	476

	Cable & Satellite — 0.68%
80,700	Time Warner Cable, Inc.	2,556

	Communications Equipment — 2.29%
65,872	Corning, Inc.	1,058
469,800	Motorola, Inc.	3,115
255,700	Nokia Corp. – Sponsored ADR	3,728
78,375	Telefonaktiebolaget LM Ericsson – Sponsored ADR	766

		8,667

	Computer Storage & Peripherals — 0.30%
43,500	Western Digital Corp. (a)	1,153

	Construction & Farm Machinery — 0.15%
17,600	Caterpillar, Inc.	582

	Consumer Finance — 0.40%
68,600	Capital One Financial Corp.	1,501

	Department Stores — 0.59%
36,900	J.C. Penney Co., Inc.	1,059
99,900	Macy’s, Inc.	1,175

		2,234

	Diversified Banks — 0.52%
110,400	U.S. Bancorp	1,978

	Diversified Capital Markets — 0.60%
37,300	Deutsche Bank AG – Registered	2,275

Shares	Security Description	Value (000)
	Diversified Chemicals — 0.91%
97,200	E.I. du Pont de Nemours & Co.	$2,490
25,000	Eastman Chemical Co.	948

		3,438

	Electrical Components & Equipment — 0.37%
45,000	Cooper Industries Ltd., Class – A	1,397

	Electronic Manufacturing Services — 0.43%
88,200	Tyco Electronics Ltd.	1,640

	Food Retail — 0.33%
58,450	Safeway, Inc.	1,191
2,900	The Kroger Co.	64

		1,255

	Health Care Distributors — 0.47%
57,800	Cardinal Health, Inc.	1,766

	Home Improvement Retail — 0.84%
86,400	Lowe’s Cos., Inc.	1,677
63,800	The Home Depot, Inc.	1,508

		3,185

	Homebuilding — 0.09%
37,954	D.R. Horton, Inc.	355

	Household Appliances — 0.10%
9,140	Whirlpool Corp.	389

	Household Products — 0.27%
19,700	The Procter & Gamble Co.	1,007

	Independent Power Producers & Energy Traders — 0.17%
125,700	RRI Energy, Inc. (a)	630

	Industrial Conglomerates — 0.19%
73,300	Textron, Inc.	708

	Industrial Machinery — 0.08%
15,000	Ingersoll-Rand PLC, Class – A	314

	Integrated Oil & Gas — 4.70%
27,575	BP PLC – Sponsored ADR	1,315
74,700	Chevron Corp.	4,949
69,700	ConocoPhillips	2,931
75,000	Exxon Mobil Corp.	5,243
29,200	Occidental Petroleum Corp.	1,922
28,000	Royal Dutch Shell PLC – ADR	1,405

		17,765

	Integrated Telecommunication Services — 1.60%
243,700	AT&T, Inc.	6,054

	Investment Banking & Brokerage — 1.24%
51,100	Morgan Stanley	1,457
21,800	The Goldman Sachs Group, Inc.	3,214

		4,671

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	AllianceBernstein L.P. (continued)
	Life & Health Insurance — 1.10%
41,100	Lincoln National Corp.	$707
80,229	MetLife, Inc.	2,408
10,300	Torchmark Corp.	381
42,600	Unum Group	676

		4,172

	Movies & Entertainment — 2.80%
420,800	News Corp., Class – A	3,833
187,200	Time Warner, Inc.	4,716
89,700	Viacom, Inc., Class – B (a)	2,036

		10,585

	Multi-line Insurance — 0.20%
3,700	Genworth Financial, Inc., Class – A	26
61,000	The Hartford Financial Services Group, Inc.	724

		750

	Oil & Gas Exploration & Production — 1.69%
30,400	Apache Corp.	2,193
55,200	Devon Energy Corp.	3,008
17,500	EOG Resources, Inc.	1,189

		6,390

	Other Diversified Financial Services — 0.97%
107,400	JPMorgan Chase & Co.	3,663

	Packaged Foods & Meats — 0.29%
5,700	Smithfield Foods, Inc. (a)	79
80,400	Tyson Foods, Inc., Class – A	1,014

		1,093

	Pharmaceuticals — 6.20%
47,500	Bristol-Myers Squibb Co.	965
82,200	Eli Lilly & Co.	2,847
20,800	GlaxoSmithKline PLC – Sponsored ADR	735
220,000	Merck & Co., Inc.	6,151
437,700	Pfizer, Inc.	6,566
147,700	Schering-Plough Corp.	3,710
54,300	Wyeth	2,465

		23,439

	Property & Casualty Insurance — 1.16%
69,100	The Allstate Corp.	1,686
44,000	The Travelers Cos., Inc.	1,806
77,100	XL Capital Ltd., Class – A	883

		4,375

	Regional Banks — 0.19%
174,200	Regions Financial Corp.	704

	Systems Software — 0.51%
124,200	Symantec Corp. (a)	1,933

Shares	Security Description	Value (000)
	Tobacco — 0.64%
147,900	Altria Group, Inc.	$2,423

	Wireless Telecommunication Services — 0.69%
362,000	Sprint Nextel Corp. (a)	1,741
45,000	Vodafone Group PLC – Sponsored ADR	877

		2,618

	Total AllianceBernstein L.P.	140,227

	Institutional Capital, LLC — 26.23%
	Advertising — 0.18%
21,562	Omnicom Group, Inc.	681

	Aerospace & Defense — 1.57%
96,789	Honeywell International, Inc.	3,039
35,750	Lockheed Martin Corp.	2,883

		5,922

	Asset Management & Custody Banks — 0.85%
108,944	Bank of New York Mellon Corp.	3,193

	Auto Parts & Equipment — 0.42%
73,050	Johnson Controls, Inc.	1,587

	Brewers — 0.26%
23,280	Molson Coors Brewing Co., Class – B	985

	Communications Equipment — 0.64%
129,265	Cisco Systems, Inc. (a)	2,410

	Computer Hardware — 0.89%
86,648	Hewlett-Packard Co.	3,349

	Construction & Farm Machinery — 0.65%
35,950	Caterpillar, Inc.	1,188
35,700	Cummins, Inc.	1,257

		2,445

	Consumer Finance — 0.34%
57,900	Capital One Financial Corp.	1,267

	Diversified Banks — 0.92%
142,590	Wells Fargo & Co.	3,459

	Diversified Chemicals — 0.67%
98,650	E.I. du Pont de Nemours & Co.	2,527

	Drug Retail — 0.97%
115,357	CVS Caremark Corp.	3,676

	Electric Utilities — 0.13%
6,450	Entergy Corp.	500

	Gold — 0.65%
60,150	Newmont Mining Corp.	2,458

	Health Care Equipment — 0.63%
63,850	Covidien PLC	2,391

	Home Improvement Retail — 0.85%
166,340	Lowe’s Cos., Inc.	3,229

	Insurance Brokers — 0.27%
27,300	Aon Corp.	1,034

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Institutional Capital, LLC (continued)
	Integrated Oil & Gas — 2.22%
17,850	BP PLC – Sponsored ADR	$851
83,480	Marathon Oil Corp.	2,515
34,726	Occidental Petroleum Corp.	2,285
50,540	Total SA – Sponsored ADR	2,741

		8,392

	Integrated Telecommunication Services — 0.37%
68,000	BCE, Inc.	1,405

	Movies & Entertainment — 0.84%
140,622	Viacom, Inc., Class – B (a)	3,192

	Oil & Gas Equipment & Services — 0.89%
92,054	Baker Hughes, Inc.	3,355

	Other Diversified Financial Services — 1.22%
134,899	JPMorgan Chase & Co.	4,601

	Personal Products — 0.25%
36,648	Avon Products, Inc.	945

	Pharmaceuticals — 3.37%
63,680	Novartis AG – ADR	2,598
184,000	Pfizer, Inc.	2,760
147,026	Schering-Plough Corp.	3,693
81,473	Wyeth	3,698

		12,749

	Property & Casualty Insurance — 0.73%
61,962	ACE Ltd.	2,741

	Railroads — 0.87%
95,400	CSX Corp.	3,304

	Regional Banks — 0.39%
66,200	BB&T Corp.	1,455

	Semiconductor Equipment — 0.12%
20,850	ASML Holding NV	451

	Semiconductors — 1.42%
162,250	Intel Corp.	2,685
126,357	Texas Instruments, Inc.	2,692

		5,377

	Soft Drinks — 1.46%
46,944	PepsiCo, Inc.	2,580
46,480	The Coca Cola Co.	2,231
21,400	The Pepsi Bottling Group, Inc.	724

		5,535

	Systems Software — 0.68%
108,700	Microsoft Corp.	2,584

	Wireless Telecommunication Services — 0.51%
99,290	Vodafone Group PLC – Sponsored ADR	1,935

	Total Institutional Capital, LLC	99,134

Shares	Security Description	Value (000)
	SSgA Funds Management, Inc. — 14.88%
	Advertising — 0.04%
1,895	Clear Channel Outdoor Holdings, Inc., Class – A (a)	$10
22,354	Interpublic Group of Cos., Inc. (a)	113
2,665	Lamar Advertising Co. (a)	41

		164

	Aerospace & Defense — 0.21%
2,266	BE Aerospace, Inc. (a)	32
7,663	ITT Corp.	341
5,446	L-3 Communications Holdings, Inc.	378
3,326	Spirit Aerosystems Holdings, Inc., Class – A (a)	46

		797

	Agricultural Products — 0.11%
5,654	Bunge Ltd.	340
3,428	Corn Products International, Inc.	92

		432

	Air Freight & Logistics — 0.00%
230	UTi Worldwide, Inc. (a)	3

	Airlines — 0.04%
23,816	Southwest Airlines Co.	160

	Alternative Carriers — 0.03%
76,044	Level 3 Communications, Inc. (a)	115

	Apparel Retail — 0.04%
2,065	Abercrombie & Fitch Co., Class – A	52
4,059	Foot Locker, Inc.	43
4,051	Limited Brands, Inc.	48

		143

	Apparel, Accessories & Luxury — 0.06%
850	Phillips-Van Heusen Corp.	24
149	Polo Ralph Lauren Corp.	8
3,205	V.F. Corp.	178

		210

	Application Software — 0.10%
7,760	Amdocs Ltd. (a)	167
3,444	Autodesk, Inc. (a)	65
11,307	Compuware Corp. (a)	78
924	Nuance Communications, Inc. (a)	11
2,512	Synopsys, Inc. (a)	49

		370

	Asset Management & Custody Banks — 0.19%
9,431	Ameriprise Financial, Inc.	229
276	Federated Investors, Inc., Class – B	7
17,865	Invesco Ltd.	318
708	Janus Capital Group, Inc.	8
6,562	Legg Mason, Inc.	160

		722

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Auto Parts & Equipment — 0.04%
3,898	Autoliv, Inc.	$112
392	BorgWarner, Inc.	13
679	Federal-Mogul Corp., Class – A (a)	7
1,754	TRW Automotive Holdings Corp. (a)	20
341	WABCO Holdings, Inc.	6

		158

	Automobile Manufacturers — 0.00%
796	Thor Industries, Inc.	15

	Automotive Retail — 0.03%
3,071	AutoNation, Inc. (a)	53
2,987	CarMax, Inc. (a)	44
1,134	Penske Automotive Group, Inc.	19

		116

	Brewers — 0.06%
5,635	Molson Coors Brewing Co., Class – B	239

	Broadcasting — 0.06%
27,808	CBS Corp., Class – B	192
1,605	Central Eurpoean Media Enterprises Ltd. (a)	32
920	Discovery Communications, Inc., Class – C (a)	19

		243

	Building Products — 0.04%
536	Armstrong World Industries, Inc. (a)	9
8,882	Masco Corp.	85
2,240	Owens Corning (a)	29
1,437	USG Corp. (a)	14

		137

	Cable & Satellite — 0.19%
10,961	Cablevision Systems Corp., Class – A	213
9,393	DISH Network Corp., Class – A (a)	152
12,435	Liberty Global, Inc., Class – A (a)	198
1,661	Scripps Networks Interactive, Inc., Class – A	46
13,287	Virgin Media, Inc.	124

		733

	Casinos & Gaming — 0.08%
2,592	Boyd Gaming Corp. (a)	22
2,326	International Game Technology	37
3,398	Las Vegas Sands Corp. (a)	27
4,913	MGM Mirage, Inc. (a)	31
3,121	Penn National Gaming, Inc. (a)	91
3,128	Wynn Resorts Ltd. (a)	110

		318

Shares	Security Description	Value (000)
	Catalog Retail — 0.04%
28,005	Liberty Media Corp. – Interactive, Class – A (a)	$140

	Coal & Consumable Fuels — 0.03%
6,748	Arch Coal, Inc.	104
799	Massey Energy Co.	15

		119

	Commercial Printing — 0.02%
7,115	R.R. Donnelley & Sons Co.	83

	Communications Equipment — 0.11%
11,718	Brocade Communications Systems, Inc. (a)	92
3,775	Ciena Corp. (a)	39
3,882	CommScope, Inc. (a)	102
1,851	EchoStar Corp., Class – A (a)	30
1,342	Harris Corp.	38
4,620	JDS Uniphase Corp. (a)	26
18,209	Tellabs, Inc. (a)	104

		431

	Computer & Electronics Retail — 0.02%
931	GameStop Corp., Class – A (a)	20
5,081	RadioShack Corp.	71

		91

	Computer Hardware — 0.10%
384	Diebold, Inc.	10
34,977	Sun Microsystems, Inc. (a)	323
1,493	Teradata Corp. (a)	35

		368

	Computer Storage & Peripherals — 0.05%
3,630	Lexmark International, Inc. (a)	57
5,491	SanDisk Corp. (a)	81
2,273	Seagate Technology	24
1,031	Western Digital Corp. (a)	27

		189

	Construction & Engineering — 0.14%
7,498	KBR, Inc.	138
9,238	Quanta Services, Inc. (a)	214
730	The Shaw Group, Inc. (a)	20
3,401	URS Corp. (a)	168

		540

	Construction & Farm Machinery — 0.17%
4,319	AGCO Corp. (a)	126
2,721	Bucyrus International, Inc.	78
6,318	Cummins, Inc.	222
587	Joy Global, Inc.	21
3,479	Oshkosh Corp.	51
4,925	Terex Corp. (a)	59
6,091	The Manitowoc Co., Inc.	32
3,551	Trinity Industries, Inc.	48

		637

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Construction Materials — 0.09%
1,281	Martin Marietta Materials, Inc.	$101
5,112	Vulcan Materials Co.	220

		321

	Consumer Electronics — 0.01%
952	Garmin Ltd.	23
1,220	Harman International Industries, Inc.	23

		46

	Consumer Finance — 0.12%
2,924	AmeriCredit Corp. (a)	40
22,279	Discover Financial Services	229
17,105	SLM Corp. (a)	176
202	The Student Loan Corp.	7

		452

	Data Processing & Outsourced Services — 0.16%
1,679	Affiliated Computer Services, Inc., Class – A (a)	75
2,484	Broadridge Financial Solutions, Inc.	41
7,079	Computer Sciences Corp. (a)	314
3,980	Convergys Corp. (a)	37
216	DST Systems, Inc. (a)	8
5,577	Fidelity National Information Services, Inc.	111
2,110	Total System Services, Inc.	28

		614

	Department Stores — 0.18%
10,348	J.C. Penney Co., Inc.	297
19,496	Macy’s, Inc.	229
2,326	Sears Holding Corp. (a)	155

		681

	Distillers & Vintners — 0.05%
712	Brown-Forman Corp., Class – B	30
2,066	Central European Distribution Corp. (a)	55
8,910	Constellation Brands, Inc., Class – A (a)	113

		198

	Distributors — 0.07%
7,451	Genuine Parts Co.	250

	Diversified Banks — 0.04%
7,046	Comerica, Inc.	149

	Diversified Chemicals — 0.17%
3,119	Ashland, Inc.	87
3,067	Cabot Corp.	39
3,395	Eastman Chemical Co.	129
506	FMC Corp.	24
6,886	Huntsman Corp.	35
7,687	PPG Industries, Inc.	337

		651

Shares	Security Description	Value (000)
	Diversified Metals & Mining — 0.02%
706	Compass Minerals International, Inc.	$39
3,977	Titanium Metals Corp.	36

		75

	Diversified REITs — 0.11%
4,885	Liberty Property Trust	112
7,125	Vornado Realty Trust	321

		433

	Diversified Support Services — 0.03%
5,035	Cintas Corp.	115

	Drug Retail — 0.01%
24,020	Rite Aid Corp. (a)	36

	Education Services — 0.00%
263	Career Education Corp. (a)	7

	Electric Utilities — 0.52%
3,079	Allegheny Energy, Inc.	79
4,666	DPL, Inc.	108
15,124	Edison International	476
6,205	Great Plains Energy, Inc.	96
4,190	Hawaiian Electric Industries, Inc.	80
8,126	Northeast Utilities	181
6,276	NV Energy, Inc.	68
10,355	Pepco Holdings, Inc.	139
4,702	Pinnacle West Capital Corp.	142
12,975	Progress Energy, Inc.	491
5,078	Westar Energy, Inc.	95

		1,955

	Electrical Components & Equipment — 0.16%
5,865	Cooper Industries Ltd., Class – A	182
2,427	General Cable Corp. (a)	91
2,327	Hubbell, Inc., Class – B	75
5,965	Rockwell Automation, Inc.	191
601	Roper Industries, Inc.	27
1,686	Thomas & Betts Corp. (a)	49

		615

	Electronic Components — 0.02%
1,785	AVX Corp.	18
6,861	Vishay Intertechnology, Inc. (a)	46

		64

	Electronic Equipment & Instruments — 0.00%
129	Itron, Inc. (a)	7

	Electronic Manufacturing Services — 0.03%
4,403	Jabil Circuit, Inc.	33
5,624	Molex, Inc.	87

		120

	Environmental & Facilities Services — 0.10%
6,027	Covanta Holding Corp. (a)	102
10,276	Republic Services, Inc., Class – A	251

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Environmental & Facilities Services (continued)
995	Waste Connections, Inc. (a)	$26

		379

	Fertilizers & Agricultural Chemicals — 0.02%
387	CF Industries Holdings, Inc.	29
135	Intrepid Potash, Inc. (a)	4
1,472	Terra Industries, Inc.	35

		68

	Food Retail — 0.15%
19,801	Safeway, Inc.	403
10,747	SUPERVALU, Inc.	139
823	Whole Foods Market, Inc.	16

		558

	Forest Products — 0.08%
9,776	Weyerhaeuser Co.	297

	Gas Utilities — 0.26%
3,641	AGL Resources, Inc.	116
4,182	Atmos Energy Corp.	105
3,351	Energen Corp.	134
3,307	National Fuel Gas Co.	119
4,866	ONEOK, Inc.	143
8,133	Questar Corp.	253
4,972	UGI Corp.	127

		997

	General Merchandise Stores — 0.02%
3,430	Big Lots, Inc. (a)	72

	Gold — 0.01%
1,202	Royal Gold, Inc.	50

	Health Care Distributors — 0.01%
1,750	AmerisourceBergen Corp.	31

	Health Care Equipment — 0.07%
1,755	Hill-Rom Holdings, Inc.	28
10,813	Hologic, Inc. (a)	154
1,857	Kinetic Concepts, Inc. (a)	51
1,068	Teleflex, Inc.	48

		281

	Health Care Facilities — 0.07%
1,818	Brookdale Senior Living, Inc.	18
2,152	Community Health Systems, Inc. (a)	54
2,491	LifePoint Hospitals, Inc. (a)	66
7,199	Tenet Healthcare Corp. (a)	20
1,982	Universal Health Services, Inc., Class – B	97

		255

	Health Care Services — 0.04%
614	Lincare Holdings, Inc. (a)	15
1,448	Mednax, Inc. (a)	61

Shares	Security Description	Value (000)
	Health Care Services (continued)
3,199	Omnicare, Inc.	$82

		158

	Health Care Supplies — 0.03%
1,824	Inverness Medical Innovations, Inc. (a)	65
2,141	The Cooper Cos., Inc.	53

		118

	Health Care Technology — 0.02%
6,647	IMS Health, Inc.	84

	Home Furnishings — 0.04%
2,769	Leggett & Platt, Inc.	42
2,546	Mohawk Industries, Inc. (a)	91

		133

	Home Improvement Retail — 0.01%
672	The Sherwin-Williams Co.	36

	Homebuilding — 0.16%
5,877	Centex Corp.	50
12,959	D.R. Horton, Inc.	121
3,304	KB Home	45
6,486	Lennar Corp.	63
1,078	M.D.C. Holdings, Inc.	32
223	NVR, Inc. (a)	112
8,334	Pulte Homes, Inc.	74
6,277	Toll Brothers, Inc. (a)	107

		604

	Homefurnishing Retail — 0.01%
2,630	Williams-Sonoma, Inc.	31

	Hotels, Resorts & Cruise Lines — 0.12%
949	Choice Hotels International, Inc.	25
7,328	Marriott International, Inc., Class – A	162
4,224	Royal Caribbean Cruises Ltd.	57
7,300	Starwood Hotels & Resorts Worldwide, Inc.	162
4,643	Wyndham Worldwide Corp.	56

		462

	Household Appliances — 0.11%
2,709	Black & Decker Corp.	77
1,954	Snap-on, Inc.	56
3,629	The Stanley Works	123
3,450	Whirlpool Corp.	147

		403

	Household Products — 0.02%
524	Energizer Holdings, Inc. (a)	27
734	The Clorox Co.	41

		68

	Housewares & Specialties — 0.12%
7,018	Fortune Brands, Inc.	244
4,105	Jarden Corp. (a)	77

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Housewares & Specialties (continued)
10,870	Newell Rubbermaid, Inc.	$113

		434

	Human Resource & Employment Services — 0.05%
3,661	Manpower, Inc.	155
2,444	Monster Worldwide, Inc. (a)	29

		184

	Hypermarkets & Super Centers — 0.02%
2,109	BJ’s Wholesale Club, Inc. (a)	68

	Independent Power Producers & Energy Traders — 0.20%
7,183	Calpine Corp. (a)	80
1,329	Constellation Energy Group, Inc.	35
23,560	Dynegy, Inc., Class – A (a)	53
6,738	Mirant Corp. (a)	106
12,396	NRG Energy, Inc. (a)	322
16,068	RRI Energy, Inc. (a)	81
6,043	The AES Corp. (a)	70

		747

	Industrial Conglomerates — 0.05%
2,087	Carlisle Cos., Inc.	50
13,514	Textron, Inc.	131

		181

	Industrial Gases — 0.04%
3,800	Airgas, Inc.	154

	Industrial Machinery — 0.36%
1,119	Crane Co.	25
2,538	Dover Corp.	84
7,738	Eaton Corp.	345
2,406	Gardner Denver, Inc. (a)	61
1,522	Graco, Inc.	33
1,013	Harsco Corp.	29
1,546	IDEX Corp.	38
3,420	Kennametal, Inc.	66
1,987	Lincoln Electric Holdings, Inc.	72
7,500	Parker Hannifin Corp.	322
3,316	Pentair, Inc.	85
2,290	SPX Corp.	112
4,523	The Timken Co.	77

		1,349

	Industrial REITs — 0.08%
6,834	AMB Property Corp.	129
20,408	ProLogis	164

		293

	Insurance Brokers — 0.26%
12,834	AON Corp.	486
342	Arthur J. Gallagher & Co.	7

Shares	Security Description	Value (000)
	Insurance Brokers (continued)
1,444	Brown & Brown, Inc.	$29
22,386	Marsh & McLennan Cos., Inc.	451

		973

	Integrated Telecommunication Services — 0.23%
4,676	CenturyTel, Inc.	144
6,675	Embarq Corp.	281
8,247	Frontier Communications Corp.	59
68,806	Qwest Communications International, Inc.	285
10,816	Windstream Corp.	90

		859

	Internet Retail — 0.00%
772	Expedia, Inc. (a)	12

	Internet Software & Services — 0.01%
2,860	IAC/InterActiveCorp. (a)	46

	Investment Banking & Brokerage — 0.04%
1,859	Investment Technology Group, Inc. (a)	38
1,317	Jefferies Group, Inc. (a)	28
4,603	Raymond James Financial, Inc.	79

		145

	IT Consulting & Other Services — 0.01%
2,525	SAIC, Inc. (a)	47

	Leisure Facilities — 0.01%
1,404	International Speedway Corp., Class – A	36

	Leisure Products — 0.03%
2,363	Hasbro, Inc.	58
3,753	Mattel, Inc.	60

		118

	Life & Health Insurance — 0.17%
8,269	Lincoln National Corp.	142
4,122	Protective Life Corp.	47
2,247	StanCorp Financial Group, Inc.	65
3,866	Torchmark Corp.	143
15,480	Unum Group	246

		643

	Life Sciences Tools & Services — 0.04%
1,035	Charles River Laboratories International, Inc. (a)	35
930	Life Technologies Corp. (a)	39
4,265	PerkinElmer, Inc.	74

		148

	Managed Health Care — 0.16%
11,918	CIGNA Corp.	287
4,980	Coventry Health Care, Inc. (a)	93
4,889	Health Net, Inc. (a)	76
5,017	Humana, Inc. (a)	162

		618

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Marine — 0.03%
1,965	Alexander & Baldwin, Inc.	$46
1,995	Kirby Corp. (a)	63

		109

	Metal & Glass Containers — 0.08%
3,165	AptarGroup, Inc.	107
1,537	Ball Corp.	69
1,553	Greif, Inc., Class – A	69
1,455	Owens-Illinois, Inc. (a)	41
1,116	Pactiv Corp. (a)	24

		310

	Mortgage REITs — 0.13%
25,401	Annaly Capital Management, Inc.	385
31,323	Chimera Investment Corp.	109

		494

	Motorcycle Manufacturers — 0.05%
10,956	Harley-Davidson, Inc.	178

	Movies & Entertainment — 0.05%
3,382	DreamWorks Animation SKG, Inc., Class – A (a)	93
3,751	Liberty Media Corp. – Capital, Series A (a)	51
1,809	Regal Entertainment Group, Class – A	24
1,686	Warner Music Group Corp. (a)	10

		178

	Multi-line Insurance — 0.20%
4,018	American Financial Group, Inc.	87
70,196	American International Group, Inc.	81
748	American National Insurance Co.	57
5,395	Assurant, Inc.	130
11,619	Genworth Financial, Inc., Class – A	81
5,243	HCC Insurance Holdings, Inc.	126
15,207	The Hartford Financial Services Group, Inc.	180
1,959	Unitrin, Inc.	24

		766

	Multi-Sector Holdings — 0.03%
5,564	Leucadia National Corp. (a)	117

	Multi-Utilities — 0.93%
5,136	Alliant Energy Corp.	134
9,869	Ameren Corp.	246
2,611	CenterPoint Energy, Inc.	29
10,600	CMS Energy Corp.	128
12,802	Consolidated Edison, Inc.	479
7,659	DTE Energy Co.	245
2,786	Integrys Energy Group, Inc.	84
8,583	MDU Resources Group, Inc.	163
12,908	NiSource, Inc.	150

Shares	Security Description	Value (000)
	Multi-Utilities (continued)
4,994	NSTAR	$160
4,488	OGE Energy Corp.	127
5,551	SCANA Corp.	180
11,315	Sempra Energy	562
9,928	TECO Energy, Inc.	118
3,744	Vectren Corp.	88
5,474	Wisconsin Energy Corp.	223
21,179	Xcel Energy, Inc.	390

		3,506

	Office Electronics — 0.07%
40,410	Xerox Corp.	262
200	Zebra Technologies Corp., Class – A (a)	5

		267

	Office REITs — 0.21%
1,446	Alexandria Real Estate Equities, Inc.	52
5,666	Boston Properties, Inc.	270
6,008	Brandywine Realty Trust	45
2,681	Corporate Office Properties Trust	79
5,770	Douglas Emmett, Inc.	52
10,489	Duke Realty Corp.	92
10,727	HRPT Properties Trust	44
3,568	Mack-Cali Realty Corp.	81
3,590	SL Green Realty Corp.	82

		797

	Office Services & Supplies — 0.09%
4,283	Avery Dennison Corp.	110
9,644	Pitney Bowes, Inc.	211

		321

	Oil & Gas Drilling — 0.21%
382	Atwood Oceanics, Inc. (a)	9
4,751	ENSCO International, Inc.	166
3,390	Helmerich & Payne, Inc.	105
13,226	Nabors Industries Ltd. (a)	206
6,128	Patterson-UTI Energy, Inc.	79
4,323	Pride International, Inc. (a)	108
4,354	Rowan Cos., Inc.	84
1,908	Unit Corp. (a)	53

		810

	Oil & Gas Equipment & Services — 0.17%
13,489	BJ Services Co.	184
1,567	Exterran Holdings, Inc. (a)	25
4,279	Helix Energy Solutions Group, Inc. (a)	47
2,316	Oil States International, Inc. (a)	56
943	SEACOR Holdings, Inc. (a)	71
4,150	Smith International, Inc.	107
3,652	Superior Energy Services, Inc. (a)	63
2,388	Tidewater, Inc.	102

		655

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Oil & Gas Exploration & Production — 0.55%
4,843	Cabot Oil & Gas Corp., Class – A	$148
3,842	Cimarex Energy Co.	109
1,997	Comstock Resources, Inc. (a)	66
3,559	Concho Resources, Inc. (a)	102
743	Continental Resources, Inc. (a)	21
11,629	Denbury Resources, Inc. (a)	171
2,466	Encore Acquisition Co. (a)	76
760	EXCO Resources, Inc. (a)	10
3,292	Forest Oil Corp. (a)	49
454	Mariner Energy, Inc. (a)	5
6,124	Newfield Exploration Co. (a)	200
8,000	Noble Energy, Inc.	472
5,326	Pioneer Natural Resources Co.	136
2,576	Plains Exploration & Production Co. (a)	71
6,240	Range Resources Corp.	258
5,805	SandRidge Energy, Inc. (a)	49
2,198	St. Mary Land & Exploration Co.	46
2,376	Whiting Petroleum Corp. (a)	84

		2,073

	Oil & Gas Refining & Marketing — 0.05%
1,048	Frontier Oil Corp.	14
5,462	Sunoco, Inc.	126
3,834	Tesoro Corp.	49

		189

	Oil & Gas Storage & Transportation — 0.25%
23,650	El Paso Corp.	218
2,408	Frontline Ltd.	59
1,023	Overseas Shipholding Group, Inc.	35
5,070	Southern Union Co.	93
29,989	Spectra Energy Corp.	508
1,102	Teekay Corp.	23

		936

	Oil, Gas & Consumable Fuels — 0.13%
8,815	Murphy Oil Corp.	479

	Packaged Foods & Meats — 0.48%
2,953	Campbell Soup Co.	87
20,698	ConAgra Foods, Inc.	395
9,105	Del Monte Foods Co.	85
621	Flowers Foods, Inc.	14
2,793	H.J. Heinz Co.	100
2,937	Hormel Foods Corp.	101
2,643	Ralcorp Holdings, Inc. (a)	161
24,444	Sara Lee Corp.	239
5,250	Smithfield Foods, Inc. (a)	73
3,001	The Hershey Co.	108
5,534	The J.M. Smucker Co.	269
14,097	Tyson Foods, Inc., Class – A	178

		1,810

Shares	Security Description	Value (000)
	Paper Packaging — 0.13%
4,627	Bemis Co., Inc.	$116
4,314	Packaging Corp. of America	70
7,314	Sealed Air Corp.	135
4,618	Sonoco Products Co.	111
4,867	Temple – Inland, Inc.	64

		496

	Paper Products — 0.12%
20,198	International Paper Co.	306
7,866	MeadWestvaco Corp.	129

		435

	Personal Products — 0.02%
593	Alberto-Culver Co.	15
700	Mead Johnson Nutrition Co., Class – A (a)	22
774	NBTY, Inc. (a)	22

		59

	Pharmaceuticals — 0.21%
5,474	Endo Pharmaceuticals Holdings, Inc. (a)	98
14,094	Forest Laboratories, Inc., Class – A (a)	354
11,379	King Pharmaceuticals, Inc. (a)	109
4,062	Mylan Laboratories, Inc. (a)	53
4,926	Watson Pharmaceuticals, Inc. (a)	166

		780

	Property & Casualty Insurance — 0.53%
249	Alleghany Corp. (a)	68
2,253	Allied World Assurance Holdings Ltd.	92
3,875	Aspen Insurance Holdings Ltd.	87
4,678	AXIS Capital Holdings Ltd.	122
6,682	Cincinnati Financial Corp.	149
676	CNA Financial Corp.	10
416	Erie Indemnity Co., Class – A	15
9,360	Fidelity National Financial, Inc., Class – A	127
2,208	Hanover Insurance Group, Inc.	84
462	Markel Corp. (a)	130
6,157	MBIA, Inc. (a)	27
1,266	Mercury General Corp.	42
11,104	Old Republic International Corp.	109
1,225	OneBeacon Insurance Group Ltd.	14
4,330	The First American Corp.	112
28,377	The Progressive Corp. (a)	429
4,220	W.R. Berkley Corp.	91
69	Wesco Financial Corp.	20
341	White Mountains Insurance Group Ltd.	78
15,640	XL Capital Ltd., Class – A	179

		1,985

	Publishing — 0.06%
10,881	Gannett Co., Inc.	39
906	Interactive Data Corp.	21
1,583	Meredith Corp.	40
4,517	The New York Times Co., Class – A	25

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Publishing (continued)
295	The Washington Post Co., Class – B	$104

		229

	Railroads — 0.01%
2,332	Kansas City Southern Industries, Inc. (a)	38

	Real Estate Operating Companies — 0.01%
5,123	Forest City Enterprises, Inc., Class – A	34

	Real Estate Services — 0.01%
1,642	Jones Lang LaSalle, Inc.	54

	Regional Banks — 0.57%
5,961	Associated Banc-Corp	75
3,802	BancorpSouth, Inc.	78
2,209	Bank of Hawaii Corp.	79
626	BOK Financial Corp.	24
8,934	CapitalSource, Inc.	44
2,006	City National Corp.	74
1,847	Commerce Bancshares, Inc.	59
2,416	Cullen/Frost Bankers, Inc.	112
26,959	Fifth Third Bancorp	191
287	First Citizens BancShares, Inc., Class – A	38
10,100	First Horizon National Corp. (a)	121
8,279	Fulton Financial Corp.	43
10,249	Huntington Bancshares, Inc.	43
24,119	KeyCorp	126
3,340	M & T Bank Corp.	170
11,918	Marshall & Ilsley Corp.	57
13,371	Popular, Inc.	29
53,412	Regions Financial Corp.	216
15,920	SunTrust Banks, Inc.	262
12,181	Synovus Financial Corp.	36
5,918	TCF Financial Corp.	79
6,626	Valley National Bancorp	78
3,204	Whitney Holding Corp.	29
3,202	Wilmington Trust Corp.	44
5,386	Zions Bancorp	62

		2,169

	Reinsurance — 0.24%
2,445	Arch Capital Group Ltd. (a)	143
1,529	Endurance Specialty Holdings Ltd.	45
2,821	Everest Re Group Ltd.	202
624	Odyssey Re Holdings Corp.	25
2,644	PartnerRe Ltd.	172
3,135	Reinsurance Group of America, Inc.	109
2,850	RenaissanceRe Holdings Ltd.	133
1,275	Transatlantic Holdings, Inc.	55
1,228	Validus Holdings Ltd.	27

		911

	Research and Consulting Services — 0.01%
1,286	Equifax, Inc.	34

Shares	Security Description	Value (000)
	Residential REITs — 0.22%
5,472	Apartment Investment & Management Co., Class – A	$48
3,734	AvalonBay Communities, Inc.	209
2,291	BRE Properties, Class – A	54
3,116	Camden Property Trust	86
12,730	Equity Residential	283
1,283	Essex Property Trust, Inc.	80
6,852	UDR, Inc.	71

		831

	Restaurants — 0.01%
10,240	Wendy’s/Arby’s Group, Inc., Class – A	41

	Retail REITs — 0.20%
2,403	Federal Realty Investment Trust	124
17,586	Kimco Realty Corp.	177
4,875	Realty Income Corp.	107
3,697	Regency Centers Corp.	129
2,482	Taubman Centers, Inc.	66
3,600	The Macerich Co.	63
4,804	Weingarten Realty Investors	70

		736

	Security & Alarm Services — 0.02%
4,769	Corrections Corp. of America (a)	81

	Semiconductor Equipment — 0.06%
7,938	KLA-Tencor Corp.	201
1,802	Novellus Systems, Inc. (a)	30

		231

	Semiconductors — 0.20%
12,345	Advanced Micro Devices, Inc. (a)	48
21,065	Atmel Corp. (a)	78
610	Cypress Semiconductor Corp. (a)	6
5,927	Fairchild Semiconductor International Corp. (a)	41
6,079	Integrated Device Technology, Inc. (a)	37
1,865	International Rectifier Corp. (a)	28
2,873	Intersil Corp., Class – A	36
30,321	LSI Logic Corp. (a)	138
2,406	Marvell Technology Group Ltd. (a)	28
2,293	Maxim Integrated Products, Inc.	36
752	Microchip Technology, Inc.	17
32,604	Micron Technology, Inc. (a)	165
10,408	PMC – Sierra, Inc. (a)	83

		741

	Soft Drinks — 0.11%
2,165	Coca Cola Enterprises, Inc.	36
11,711	Dr. Pepper Snapple Group, Inc. (a)	248
2,672	PepsiAmericas, Inc.	72
1,315	The Pepsi Bottling Group, Inc.	44

		400

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Specialized Consumer Services — 0.03%
1,780	Hillenbrand, Inc.	$30
11,500	Service Corp. International	63
1,410	Weight Watchers International, Inc.	36

		129

	Specialized Finance — 0.10%
16,428	CIT Group, Inc.	35
1,897	Interactive Brokers Group, Inc., Class – A (a)	30
9,027	NYSE Euronext	246
3,518	The Nasdaq Stock Market, Inc. (a)	75

		386

	Specialized REITs — 0.29%
7,870	HCP, Inc.	167
2,581	Health Care REIT, Inc.	88
4,302	Hospitality Properties Trust	51
27,907	Host Hotels & Resorts, Inc.	234
1,193	Nationwide Health Properties, Inc.	31
4,892	Plum Creek Timber Co., Inc.	146
2,019	Rayonier, Inc.	73
5,629	Senior Housing Properties Trust	92
7,313	Ventas, Inc.	218

		1,100

	Specialty Chemicals — 0.08%
4,025	Albemarle Corp.	103
2,266	Cytec Industries, Inc.	42
206	International Flavors & Fragrances, Inc.	7
400	Lubrizol Corp.	19
2,838	RPM International, Inc.	40
4,644	The Valspar Corp.	104
300	Valhi, Inc.	2

		317

	Specialty Stores — 0.05%
1,376	Barnes & Noble, Inc.	29
10,500	Office Depot, Inc. (a)	48
3,957	Signet Jewelers Ltd.	82
486	Tiffany & Co.	12

		171

	Steel — 0.27%
5,106	AK Steel Holding Corp.	98
4,580	Allegheny Technologies, Inc.	160
1,972	Carpenter Technology Corp.	41
5,533	Cliffs Natural Resources, Inc.	136
5,258	Commercial Metals Co.	84
2,920	Reliance Steel & Aluminum Co.	112
211	Schnitzer Steel Industries, Inc., Class – A	11
8,513	Steel Dynamics, Inc.	126

Shares	Security Description	Value (000)
	Steel (continued)
6,697	United States Steel Corp.	$239

		1,007

	Systems Software — 0.04%
4,184	CA, Inc.	73
1,456	Macrovision Solutions Corp. (a)	32
8,514	Novell, Inc. (a)	38

		143

	Technology Distributors — 0.10%
3,269	Arrow Electronics, Inc. (a)	69
4,694	Avnet, Inc. (a)	99
7,564	Ingram Micro, Inc., Class – A (a)	132
2,347	Tech Data Corp. (a)	77

		377

	Thrifts & Mortgage Finance — 0.19%
6,998	First Niagara Financial Group, Inc.	80
9,727	Hudson City Bancorp, Inc.	129
16,202	New York Community Bancorp	173
15,965	Peoples United Financial, Inc.	240
3,425	TFS Financial Corp.	37
4,177	Washington Federal, Inc.	54

		713

	Tobacco — 0.02%
919	Lorillard, Inc.	62

	Trading Companies & Distributors — 0.01%
1,255	GATX Corp.	32
936	WESCO International, Inc. (a)	24

		56

	Trucking — 0.05%
1,448	Con-Way, Inc.	51
8,734	Hertz Global Holdings, Inc. (a)	70
2,612	Ryder System, Inc.	73

		194

	Water Utilities — 0.04%
2,564	American Water Works Co., Inc.	49
6,258	Aqua America, Inc.	112

		161

	Wireless Telecommunication Services — 0.14%
3,010	Clearwire Corp., Class – A (a)	17
8,712	Crown Castle International Corp. (a)	209
639	Leap Wireless International, Inc. (a)	21
7,336	NII Holdings, Inc. (a)	140
4,240	Telephone & Data Systems, Inc.	120
727	United States Cellular Corp. (a)	28

		535

	Total SSgA Funds Management, Inc.	56,233

	Total Common Stocks	295,594

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds — 0.11%
	PIMCO — 0.11%
$400	Hewlett-Packard Co., 1.71%, 5/27/11 (b)	$405

	Total Corporate Bonds	405

	Asset Backed Securities — 0.02%
	PIMCO — 0.02%
13	Capital Auto Receivables Asset Trust, Series 2008-1, Class A2B, 1.02%, 9/15/10 (b)	13
38	Small Business Administration Participation Certificates, Series 2008-20E, Class 1, 5.49%, 5/1/28	40

	Total Asset Backed Securities	53

	Collateralized Mortgage Obligations — 0.06%
	PIMCO — 0.06%
19	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 5.66%, 9/25/45 (b)	11
80	Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47 (b)	64
24	Banc of America Mortgage Securities, Inc., Series 2006-A, Class 2A1, 5.43%, 2/25/36 (b)	16
30	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1, 5.89%, 2/25/37 (b)	18
34	Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B, 0.50%, 9/25/46 (b)	13
27	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A, 0.53%, 7/20/46 (b)	10
27	Countrywide Alternative Loan Trust, Series 2005-81, Class A1, 0.59%, 2/25/37 (b)	12
10	Fannie Mae, Series 2005-47, Class PA, 5.50%, 9/25/24	10
27	Freddie Mac, Series 3346, Class FA, 0.52%, 2/15/19 (b)	26
80	Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	60

	Total Collateralized Mortgage Obligations	240

	Municipal Bonds — 0.03%
	PIMCO — 0.03%
	Washington — 0.03%
100	Port Seattle Washington Revenue, Series B1, 7.00%, 5/1/36	99

	Total Municipal Bonds	99

Principal Amount (000)	Security Description	Value (000)
	U.S. Government Agency Mortgages — 7.53%
	PIMCO — 7.53%
$292	Fannie Mae, Pool #256514, 5.50%, 12/1/36	$306
75	Fannie Mae, Pool #257573, 5.50%, 2/1/39	78
684	Fannie Mae, Pool #257574, 6.00%, 2/1/39	716
61	Fannie Mae, Pool #886660, 5.50%, 8/1/36	63
250	Fannie Mae, Pool #889452, 5.50%, 5/1/38	259
384	Fannie Mae, Pool #897205, 6.00%, 8/1/36	402
550	Fannie Mae, Pool #899977, 5.50%, 9/1/37	568
24	Fannie Mae, Pool #900023, 6.00%, 9/1/36	25
857	Fannie Mae, Pool #900980, 6.00%, 9/1/36	897
267	Fannie Mae, Pool #912943, 5.50%, 2/1/38	276
34	Fannie Mae, Pool #926015, 6.00%, 12/1/38	36
69	Fannie Mae, Pool #928066, 5.50%, 1/1/37	71
289	Fannie Mae, Pool #934665, 5.50%, 11/1/38	298
73	Fannie Mae, Pool #936465, 6.00%, 5/1/37	77
3,000	Fannie Mae, Pool #940114, 6.00%, 9/1/37	3,140
12,902	Fannie Mae, Pool #944037, 6.00%, 8/1/37 (c)	13,503
509	Fannie Mae, Pool #944215, 6.00%, 7/1/37	533
40	Fannie Mae, Pool #944246, 6.00%, 6/1/37	42
278	Fannie Mae, Pool #945923, 6.00%, 8/1/37	291
300	Fannie Mae, Pool #946970, 6.00%, 10/1/37	313
163	Fannie Mae, Pool #952019, 5.50%, 12/1/37	169
409	Fannie Mae, Pool #952281, 6.00%, 9/1/37	428
316	Fannie Mae, Pool #955801, 6.00%, 10/1/37	331
491	Fannie Mae, Pool #960118, 6.00%, 11/1/37	513
83	Fannie Mae, Pool #961256, 5.50%, 1/1/38	85

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)	Security Description	Value (000)
	U.S. Government Agency Mortgages (continued)
	PIMCO (continued)
$84	Fannie Mae, Pool #962958, 5.50%, 5/1/38	$87
942	Fannie Mae, Pool #964853, 6.00%, 8/1/38	986
59	Fannie Mae, Pool #965609, 5.50%, 12/1/37	61
62	Fannie Mae, Pool #970767, 5.50%, 11/1/38	64
267	Fannie Mae, Pool #970878, 5.50%, 12/1/38	275
400	Fannie Mae, Pool #970952, 6.00%, 12/1/38	419
92	Fannie Mae, Pool #971980, 5.50%, 2/1/38	95
154	Fannie Mae, Pool #974816, 5.50%, 4/1/38	159
178	Fannie Mae, Pool #975813, 5.50%, 4/1/38	184
81	Fannie Mae, Pool #981038, 5.50%, 4/1/38	83
210	Fannie Mae, Pool #983233, 5.50%, 7/1/38	218
600	Fannie Mae, Pool #987828, 6.00%, 9/1/38	628
62	Fannie Mae, Pool #988027, 5.50%, 8/1/38	65
56	Fannie Mae, Pool #988847, 5.50%, 8/1/38	58
70	Fannie Mae, Pool #991365, 6.00%, 10/1/38	73
338	Fannie Mae, Pool #991408, 6.00%, 11/1/38	354
920	Fannie Mae, Pool #992035, 6.00%, 10/1/38	963
40	Fannie Mae, Pool #992312, 6.00%, 10/1/38	42
63	Fannie Mae, Pool #992447, 5.50%, 10/1/38	65
155	Fannie Mae, Pool #AA1115, 5.50%, 12/1/38	160

	Total U.S. Government Agency Mortgages	28,459

	U.S. Treasury Obligations — 2.96%
	PIMCO — 2.91%
19	U.S. Treasury Bill, 0.11%, 7/16/09 (c)(d)	19
4,058	U.S. Treasury Bill, 0.08%, 7/23/09 (c)(d)	4,058
800	U.S. Treasury Inflation Index Note, 3.50%, 1/15/11	1,023

Shares or Principal Amount (000)	Security Description	Value (000)
	PIMCO (continued)
$5,100	U.S. Treasury Inflation Index Note, 2.00%, 7/15/14	$5,905

	Total PIMCO	11,005

	SSgA Funds Management, Inc. — 0.05%
25	U.S. Treasury Bill, 0.07%, 7/2/09 (c)(d)	25
172	U.S. Treasury Bill, 0.16%, 9/10/09 (c)(d)	172

	Total SSgA Funds Management, Inc.	197

	Total U.S. Treasury Obligations	11,202

	Yankee Dollars — 0.33%
	PIMCO — 0.33%
1,200	KFW, Series G, MTN, 4.88%, 6/17/19	1,243

	Total Yankee Dollars	1,243

	Time Deposits — 2.23%
	AllianceBernstein L.P. — 1.64%
6,194	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	6,194

	Institutional Capital, LLC — 0.56%
2,100	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,100

	PIMCO — 0.03%
131	Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	131

	Total Time Deposits	8,425

	Money Market Mutual Funds — 0.66%
	PIMCO — 0.39%
1,470,206	SSgA U.S. Government Money Market Fund 0.00% (b)	1,470

	Total PIMCO	1,470

	SSgA Funds Management, Inc. — 0.27%
591	Federated Prime Obligations Portfolio, 0.46% (b)	1
1,039,058	Alliance Money Market Fund Prime Portfolio, 0.35% (b)	1,039

	Total SSgA Funds Management, Inc.	1,040

	Total Money Market Mutual Funds	2,510

	Put Options Purchased — 0.00%
	PIMCO — 0.00%
2,500	Put – FNMA 30 Year TBA Expiring August, 2009 at $97 (e)	—
3,000	Put – FNMA 30 Year TBA Expiring July, 2009 at $96 (e)	—
120	Put – S&P 500 Future Expiring September, 2009 at $375	2

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)	Security Description	Value (000)
	PIMCO (continued)
$45	Put – S&P Future Expiring September, 2009 at $250	$—

	Total Put Options Purchased	2

	Repurchase Agreements — 2.09%
	PIMCO — 2.09%
7,900	JPMorgan Securities, Inc., 0.09%, 7/1/09, (Purchased on 6/30/09, proceeds at maturity $7,900,020, collateralized by FHLM, 6.875%, 9/15/10, fair value $8,044,009)	7,900

	Total Repurchase Agreements	7,900

	Total Investments (cost $358,972) — 94.23%	356,132
	Other assets in excess of liabilities — 5.77%	21,824

	Net Assets — 100.00%	$377,956

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

(c)	All or part of this security has been pledged as collateral for various derivatives contracts held by the Portfolio.

(d)	Rate disclosed represents effective yield at purchase.

(e)	The security has been deemed illiquid by the Specialist Manager, and represents 0% of the Portfolio.

ADR — American Depositary Receipt

FHLM — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

REITs — Real Estate Investment Trusts

TBA — Security is subject to delayed delivery.

Futures

PIMCO

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(29)	S&P 500 E-mini Future	$(1,327)	Sep-09	$(4)
321	S&P Future	73,469	Sep-09	(581)

				$(585)

SSgA Funds Management, Inc.

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
31	S&P 400 E-mini Future	$1,788	Sep-09	$—

	Net Unrealized Appreciation/(Depreciation)			$(585)

Written Options on Futures

PIMCO

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(11)	U.S. Treasury 10 Year Future	$112	$(13)	$(5)	Aug-09	$8

						$8

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Currency Contracts

PIMCO

Contract Amount (Local Currency)	Currency	Settlement Date	Settlement Value (000)	Value on 6/30/09	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
750,000	Brazilian Real	8/4/09	$349	$380	$31
120,000,000	Japanese Yen	7/2/09	1,249	1,246	(3)

	Total Currencies Purchased		$1,598	$1,626	$28

	Currencies Sold
120,000,000	Japanese Yen	7/2/09	$1,245	$1,246	$(1)
120,000,000	Japanese Yen	8/4/09	1,250	1,247	3
1,200,000	New Zealand Dollar	7/23/09	741	773	(32)

	Total Currencies Sold		$3,236	$3,266	$(30)

	Net Unrealized Appreciation/(Depreciation)				$(2)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 99.12%
	Jennison Associates LLC — 37.24%
	Aerospace & Defense — 0.55%
53,338	Lockheed Martin Corp.	$4,302

	Apparel, Accessories & Luxury — 0.16%
48,260	Coach, Inc.	1,297

	Application Software — 1.27%
205,666	Adobe Systems, Inc. (a)	5,821
31,000	Salesforce.com, Inc. (a)	1,183
73,400	SAP AG – Sponsored ADR	2,950

		9,954

	Auto Parts & Equipment — 0.09%
32,300	Johnson Controls, Inc.	702

	Biotechnology — 2.47%
123,668	Celgene Corp. (a)	5,917
249,941	Gilead Sciences, Inc. (a)	11,707
47,900	Vertex Pharmaceuticals, Inc. (a)	1,707

		19,331

	Communications Equipment — 3.78%
458,171	Cisco Systems, Inc. (a)	8,541
297,921	Qualcomm, Inc.	13,466
106,886	Research In Motion Ltd. (a)	7,594

		29,601

	Computer Hardware — 2.81%
70,571	Apple, Inc. (a)	10,051
164,831	Hewlett Packard Co.	6,371
53,200	International Business Machines Corp.	5,555

		21,977

	Data Processing & Outsourced Services — 1.55%
28,400	MasterCard, Inc. Class – A	4,752
119,214	Visa, Inc., Class – A	7,422

		12,174

	Department Stores — 0.10%
17,900	Kohl’s Corp. (a)	765

	Drug Retail — 0.37%
90,582	CVS Caremark Corp.	2,887

	Electrical Components & Equipment — 0.47%
22,500	First Solar, Inc. (a)	3,648

	Fertilizers & Agricultural Chemicals — 0.62%
65,835	Monsanto Co.	4,894

	Footwear — 0.60%
90,497	NIKE, Inc., Class – B	4,686

	Health Care Equipment — 1.04%
153,700	Baxter International, Inc.	8,140

	Health Care Services — 0.81%
139,029	Medco Health Solutions, Inc. (a)	6,341

Shares	Security Description	Value (000)
	Health Care Supplies — 0.89%
60,329	Alcon, Inc.	$7,005

	Household Products — 0.85%
93,732	Colgate-Palmolive Co.	6,631

	Hypermarkets & Super Centers — 1.43%
115,753	Costco Wholesale Corp.	5,290
121,668	Wal-Mart Stores, Inc.	5,893

		11,183

	Integrated Oil & Gas — 1.38%
71,353	Occidental Petroleum Corp.	4,696
103,100	Petroleo Brasileiro SA – ADR	4,225
61,200	Suncor Energy, Inc.	1,857

		10,778

	Internet Retail — 1.41%
132,312	Amazon.com, Inc. (a)	11,069

	Internet Software & Services — 2.32%
11,600	Baidu, Inc. – Sponsored ADR (a)	3,493
34,758	Google, Inc., Class – A (a)	14,653

		18,146

	Investment Banking & Brokerage — 2.00%
378,027	Charles Schwab Corp.	6,630
61,440	The Goldman Sachs Group, Inc.	9,059

		15,689

	Movies & Entertainment — 0.68%
227,072	The Walt Disney Co.	5,298

	Oil & Gas Equipment & Services — 0.69%
51,668	Schlumberger Ltd.	2,796
133,000	Weatherford International Ltd. (a)	2,601

		5,397

	Oil & Gas Exploration & Production — 1.07%
129,699	Southwestern Energy Co. (a)	5,039
87,500	XTO Energy, Inc.	3,337

		8,376

	Other Diversified Financial Services — 0.31%
183,500	Bank of America Corp.	2,422

	Packaged Foods & Meats — 0.41%
93,500	Cadbury PLC – Sponsored ADR	3,216

	Pharmaceuticals — 3.23%
107,123	Abbott Laboratories	5,039
161,155	Mylan Laboratories, Inc. (a)	2,103
183,120	Roche Holdings AG – ADR	6,246
62,330	Shire PLC – ADR	2,586
189,712	Teva Pharmaceutical Industries Ltd. – ADR	9,360

		25,334

	Restaurants — 0.11%
63,900	Starbucks Corp. (a)	888

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Jennison Associates LLC (continued)
	Semiconductor Equipment — 0.46%
327,200	Applied Materials, Inc.	$3,589

	Semiconductors — 1.11%
84,400	Analog Devices, Inc.	2,092
397,720	Intel Corp.	6,582

		8,674

	Soft Drinks — 0.76%
108,400	PepsiCo, Inc.	5,958

	Specialty Stores — 0.18%
71,800	Staples, Inc.	1,448

	Systems Software — 1.26%
235,300	Microsoft Corp.	5,593
199,150	Oracle Corp.	4,266

		9,859

	Total Jennison Associates LLC	291,659

	SSgA Funds Management, Inc. — 23.70%
	Advertising — 0.05%
12,540	Omnicom Group, Inc.	396

	Aerospace & Defense — 0.71%
1,371	Alliant Techsystems, Inc. (a)	113
1,836	BE Aerospace, Inc. (a)	26
2,397	Boeing Co.	102
1,300	General Dynamics Corp.	72
4,952	Goodrich Corp.	247
30,116	Honeywell International, Inc.	946
711	ITT Corp.	32
12,846	Lockheed Martin Corp.	1,036
1,592	Northrop Grumman Corp.	73
5,701	Precision Castparts Corp.	416
12,286	Raytheon Co.	546
6,325	Rockwell Collins, Inc.	264
1,400	Spirit Aerosystems Holdings, Inc., Class – A (a)	19
1,600	TransDigm Group, Inc. (a)	58
31,052	United Technologies Corp.	1,613

		5,563

	Agricultural Products — 0.05%
14,600	Archer-Daniels-Midland Co.	391

	Air Freight & Logistics — 0.27%
6,830	C.H. Robinson Worldwide, Inc.	356
8,366	Expeditors International of Washington, Inc.	279
28,028	United Parcel Service, Inc., Class – B	1,401
3,287	UTI Worldwide, Inc. (a)	38

		2,074

Shares	Security Description	Value (000)
	Airlines — 0.05%
11,565	AMR Corp. (a)	$47
5,000	Continental Airlines Inc., Class – B (a)	44
1,242	Copa Holdings SA, Class – A	51
31,269	Delta Air Lines, Inc. (a)	181
9,400	Southwest Airlines Co.	63

		386

	Alternative Carriers — 0.01%
6,000	tw telecom, Inc. (a)	62

	Aluminum — 0.02%
18,292	Alcoa, Inc.	189

	Apparel Retail — 0.21%
1,750	Abercrombie & Fitch Co., Class – A	45
2,700	Aeropostale, Inc. (a)	93
6,924	American Eagle Outfitters, Inc.	98
6,700	Chico’s FAS, Inc. (a)	65
2,800	Foot Locker, Inc.	29
2,521	Guess?, Inc.	65
7,277	Limited Brands, Inc.	87
5,270	Ross Stores, Inc.	203
17,221	The Gap, Inc.	282
16,750	The TJX Cos., Inc.	527
5,151	Urban Outfitters, Inc. (a)	108

		1,602

	Apparel, Accessories & Luxury — 0.08%
12,876	Coach, Inc.	346
3,905	Hanesbrands, Inc. (a)	59
1,188	Phillips-Van Heusen Corp.	34
2,191	Polo Ralph Lauren Corp.	117
800	VF Corp.	44

		600

	Application Software — 0.25%
21,245	Adobe Systems, Inc. (a)	601
1,145	Amdocs Ltd. (a)	25
3,297	ANSYS, Inc. (a)	103
6,250	Autodesk, Inc. (a)	119
10,700	Cadence Design Systems, Inc. (a)	63
7,260	Citrix Systems, Inc. (a)	231
1,718	FactSet Research Systems, Inc.	86
13,123	Intuit, Inc. (a)	370
7,876	Nuance Communications, Inc. (a)	95
4,431	Salesforce.com, Inc. (a)	169
3,700	Synopsys, Inc. (a)	72

		1,934

	Asset Management & Custody Banks — 0.27%
1,588	Affiliated Managers Group, Inc. (a)	92
700	Ameriprise Financial, Inc.	17
9,900	Bank of New York Mellon Corp.	290
303	BlackRock, Inc., Class – A	53
4,706	Eaton Vance Corp.	126

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Asset Management & Custody Banks (continued)
3,350	Federated Investors, Inc.	$81
2,775	Franklin Resources, Inc.	200
7,740	GLG Partners, Inc.	32
1,143	Invesco Ltd.	20
5,947	Janus Capital Group, Inc.	68
9,748	Northern Trust Corp.	523
5,093	SEI Investments Co.	92
10,316	T. Rowe Price Group, Inc.	430
3,223	Waddell & Reed Financial, Inc., Class – A	85

		2,109

	Auto Parts & Equipment — 0.07%
4,365	BorgWarner, Inc.	149
5,872	Gentex Corp.	68
13,269	Johnson Controls, Inc.	288
2,072	WABCO Holdings, Inc.	37

		542

	Automobile Manufacturers — 0.00%
747	Thor Industries, Inc.	14

	Automotive Retail — 0.08%
3,670	Advance Auto Parts, Inc.	152
1,315	AutoZone, Inc. (a)	199
6,373	CarMax, Inc. (a)	94
5,523	O’Reilly Automotive, Inc. (a)	210

		655

	Biotechnology — 0.89%
3,300	Alexion Pharmaceuticals, Inc. (a)	136
40,800	Amgen, Inc. (a)	2,160
5,558	Amylin Pharmaceuticals, Inc. (a)	75
11,654	Biogen Idec, Inc. (a)	526
3,756	BioMarin Pharmaceutical, Inc. (a)	59
18,651	Celgene Corp. (a)	892
2,974	Cephalon, Inc. (a)	169
4,700	Dendreon Corp. (a)	117
10,956	Genzyme Corp. (a)	610
36,643	Gilead Sciences, Inc. (a)	1,716
3,900	Myriad Genetics, Inc. (a)	139
308	New Abraxis, Inc. (a)	11
2,300	OSI Pharmaceuticals, Inc. (a)	65
900	United Therapeutics Corp. (a)	75
7,027	Vertex Pharmaceuticals, Inc. (a)	250

		7,000

	Brewers — 0.00%
300	Molson Coors Brewing Co., Class – B	13

	Broadcasting — 0.03%
10,600	Discovery Communications, Inc., Class C (a)	218

Shares	Security Description	Value (000)
	Building Products — 0.02%
1,805	Lennox International, Inc.	$58
6,900	Masco Corp.	66
1,500	Owens Corning, Inc. (a)	19

		143

	Cable & Satellite — 0.08%
8,694	Comcast Corp., Class – A	126
18,562	DirecTV Group, Inc. (a)	459
2,100	Scripps Networks Interactive, Inc., Class – A	58

		643

	Casinos & Gaming — 0.05%
9,991	International Game Technology, Inc.	159
9,203	Las Vegas Sands Corp. (a)	72
3,706	MGM Mirage, Inc. (a)	24
2,533	Scientific Games Corp., Class – A (a)	40
1,800	WMS Industries, Inc. (a)	57

		352

	Chemicals — 0.02%
2,973	Air Products & Chemicals, Inc.	192

	Coal & Consumable Fuels — 0.10%
2,642	Alpha Natural Resources, Inc. (a)	70
7,193	CONSOL Energy, Inc.	244
1,557	Foundation Coal Holdings, Inc.	44
2,528	Massey Energy Co.	49
10,808	Peabody Energy Corp.	326
2,121	Walter Energy, Inc.	77

		810

	Commercial Printing — 0.00%
2,100	R.R. Donnelley & Sons Co.	24

	Commodity Chemicals — 0.02%
5,788	Celanese Corp., Series – A	137

	Communications Equipment — 1.16%
5,491	Brocade Communications Systems, Inc. (a)	43
397	Ciena Corp. (a)	4
232,534	Cisco Systems, Inc. (a)	4,334
53,726	Corning, Inc.	863
3,153	F5 Networks, Inc. (a)	109
4,208	Harris Corp.	119
4,623	JDS Uniphase Corp. (a)	27
21,166	Juniper Networks, Inc. (a)	500
5,900	Motorola, Inc.	39
66,678	Qualcomm, Inc.	3,014

		9,052

	Computer & Electronics Retail — 0.07%
13,611	Best Buy Co., Inc.	456
5,686	GameStop Corp. (a)	125

		581

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Computer Hardware — 1.89%
36,007	Apple, Inc. (a)	$5,129
68,828	Dell, Inc. (a)	945
2,082	Diebold, Inc.	55
74,549	Hewlett Packard Co.	2,881
53,284	International Business Machines Corp.	5,564
5,878	NCR Corp. (a)	70
5,692	Teradata Corp. (a)	133

		14,777

	Computer Storage & Peripherals — 0.11%
8,459	EMC Corp. (a)	111
13,127	Network Appliance, Inc. (a)	259
4,800	QLogic Corp. (a)	61
4,396	SanDisk Corp. (a)	65
17,892	Seagate Technology	187
8,013	Western Digital Corp. (a)	212

		895

	Construction & Engineering — 0.10%
3,701	AECOM Technology Corp. (a)	118
7,276	Fluor Corp.	373
4,846	Jacobs Engineering Group, Inc. (a)	204
2,645	The Shaw Group, Inc. (a)	73
573	URS Corp. (a)	28

		796

	Construction & Farm Machinery — 0.19%
689	Bucyrus International, Inc.	20
12,213	Caterpillar, Inc.	404
2,702	Cummins, Inc.	95
4,254	Deere & Co.	170
3,547	Joy Global, Inc.	127
2,500	Navistar International Corp. (a)	109
13,611	PACCAR, Inc.	442
1,479	Toro Co.	44
1,900	Wabtec Corp.	61

		1,472

	Construction Materials — 0.01%
1,457	Eagle Materials, Inc.	37
710	Martin Marietta Materials, Inc.	56

		93

	Consumer Electronics — 0.02%
3,741	Garmin Ltd.	89
1,572	Harman International Industries, Inc.	30

		119

	Consumer Finance — 0.04%
7,554	American Express Co.	175
1,100	AmeriCredit Corp. (a)	15
5,200	Capital One Financial Corp.	114

Shares	Security Description	Value (000)
	Consumer Finance (continued)
4,103	SLM Corp. (a)	$42

		346

	Data Processing & Outsourced Services — 0.57%
2,203	Affiliated Computer Services, Inc., Class – A (a)	98
2,438	Alliance Data Systems Corp. (a)	100
20,328	Automatic Data Processing, Inc.	720
3,510	Broadridge Financial Solutions, Inc.	58
1,367	DST Systems, Inc. (a)	51
2,952	Fidelity National Information Services, Inc.	59
6,275	Fiserv, Inc. (a)	287
2,338	Genpact Ltd. (a)	28
3,197	Global Payments, Inc.	120
3,287	Hewitt Associates, Inc., Class – A (a)	98
3,826	Lender Processing Services, Inc.	106
3,449	Mastercard, Inc., Class – A	577
3,331	Metavante Technologies, Inc. (a)	86
2,833	NeuStar, Inc. (a)	63
13,058	Paychex, Inc.	329
28,381	The Western Union Co.	465
4,714	Total System Services, Inc.	63
18,140	Visa, Inc., Class – A	1,129

		4,437

	Department Stores — 0.08%
11,543	Kohl’s Corp. (a)	493
6,478	Nordstrom, Inc.	129

		622

	Distillers & Vintners — 0.02%
2,936	Brown-Forman Corp., Class – B	126

	Distributors — 0.01%
5,566	LKQ Corp. (a)	92

	Diversified Banks — 0.09%
28,500	Wells Fargo & Co.	691

	Diversified Chemicals — 0.06%
12,100	E.I. du Pont de Nemours & Co.	310
2,484	FMC Corp.	118

		428

	Diversified Metals & Mining — 0.08%
700	Compass Minerals International, Inc.	38
10,100	Freeport-McMoRan Copper & Gold, Inc., Class – B	506
5,225	Southern Copper Corp.	107

		651

	Diversified Real Estate Activities — 0.01%
3,794	The St. Joe Co. (a)	101

	Diversified Support Services — 0.04%
1,000	Cintas Corp.	23
2,541	Copart, Inc. (a)	88

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Diversified Support Services (continued)
7,079	Iron Mountain, Inc. (a)	$203

		314

	Drug Retail — 0.22%
18,002	CVS Caremark Corp.	574
40,192	Walgreen Co.	1,181

		1,755

	Education Services — 0.11%
5,415	Apollo Group, Inc., Class – A (a)	385
2,700	Career Education Corp. (a)	67
2,447	DeVry, Inc.	123
1,504	ITT Educational Services, Inc. (a)	151
520	Strayer Education, Inc.	114

		840

	Electric Utilities — 0.13%
4,228	Allegheny Energy, Inc.	108
625	DPL, Inc.	14
2,354	Exelon Corp.	121
2,200	FPL Group, Inc.	125
2,000	ITC Holdings Corp.	91
4,101	NV Energy, Inc.	44
15,227	PPL Corp.	502

		1,005

	Electrical Components & Equipment — 0.23%
4,247	AMETEK, Inc.	147
1,658	Cooper Industries Ltd., Class – A	52
30,159	Emerson Electric Co.	977
2,027	First Solar, Inc. (a)	329
290	Hubbell, Inc., Class – B	9
569	Rockwell Automation, Inc.	18
3,095	Roper Industries, Inc.	140
3,918	SunPower Corp., Class – A (a)	104
700	Thomas & Betts Corp. (a)	20

		1,796

	Electronic Components — 0.04%
6,976	Amphenol Corp., Class – A	221
1,948	Dolby Laboratories, Inc., Class – A (a)	72
1,600	Vishay Intertechnology, Inc. (a)	11

		304

	Electronic Equipment & Instruments — 0.08%
13,658	Agilent Technologies, Inc. (a)	277
6,105	FLIR Systems, Inc. (a)	138
1,501	Itron, Inc. (a)	83
1,362	Mettler-Toledo International, Inc. (a)	105
2,256	National Instruments Corp.	51

		654

Shares	Security Description	Value (000)
	Electronic Manufacturing Services — 0.02%
3,639	Jabil Circuit, Inc.	$27
215	Molex, Inc.	4
4,599	Trimble Navigation Ltd. (a)	90

		121

	Environmental & Facilities Services — 0.11%
4,120	Republic Services, Inc., Class – A	101
3,400	Stericycle, Inc. (a)	175
2,400	Waste Connections, Inc. (a)	62
17,885	Waste Management, Inc.	504

		842

	Fertilizers & Agricultural Chemicals — 0.29%
1,899	CF Industries Holdings, Inc.	141
1,590	Intrepid Potash, Inc. (a)	45
22,070	Monsanto Co.	1,641
2,770	Terra Industries, Inc.	67
6,447	The Mosaic Co.	285
1,790	The Scotts Miracle-Gro Co., Class – A	63

		2,242

	Food Distributors — 0.07%
23,866	Sysco Corp.	537

	Food Retail — 0.07%
22,216	The Kroger Co.	490
3,705	Whole Foods Market, Inc.	70

		560

	Footwear — 0.10%
14,591	NIKE, Inc., Class – B	756

	Gas Utilities — 0.02%
5,219	EQT Corp.	182

	General Merchandise Stores — 0.19%
419	Big Lots, Inc. (a)	9
3,564	Dollar Tree, Inc. (a)	150
5,668	Family Dollar Stores, Inc.	160
30,450	Target Corp.	1,202

		1,521

	Gold — 0.10%
19,337	Newmont Mining Corp.	790
400	Royal Gold, Inc.	17

		807

	Health Care Distributors — 0.09%
10,718	AmerisourceBergen Corp.	190
3,690	Henry Schein, Inc. (a)	177
5,342	McKesson Corp.	235
3,896	Patterson Cos., Inc. (a)	85

		687

	Health Care Equipment — 0.84%
24,520	Baxter International, Inc.	1,299
2,987	Beckman Coulter, Inc.	171

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Health Care Equipment (continued)
9,684	Becton, Dickinson & Co.	$690
21,687	Boston Scientific Corp. (a)	220
3,970	C.R. Bard, Inc.	296
2,291	Edwards Lifesciences Corp. (a)	156
2,221	Gen-Probe, Inc. (a)	95
1,025	Hill-Rom Holdings, Inc.	17
1,010	Hologic, Inc. (a)	14
6,468	Hospira, Inc. (a)	249
2,286	IDEXX Laboratories, Inc. (a)	106
1,510	Intuitive Surgical, Inc. (a)	247
899	Kinetic Concepts, Inc. (a)	24
45,337	Medtronic, Inc.	1,582
3,050	ResMed, Inc. (a)	124
13,973	St. Jude Medical, Inc. (a)	574
13,683	Stryker Corp.	544
700	Teleflex, Inc.	31
4,968	Varian Medical Systems, Inc. (a)	175

		6,614

	Health Care Facilities — 0.03%
1,884	Community Health Systems, Inc. (a)	48
9,942	Health Management Associates, Inc., Class – A (a)	49
13,226	Tenet Healthcare Corp. (a)	37
3,267	VCA Antech, Inc. (a)	87

		221

	Health Care Services — 0.33%
4,217	DaVita, Inc. (a)	208
9,999	Express Scripts, Inc. (a)	687
4,390	Laboratory Corp. of America Holdings (a)	298
2,588	Lincare Holdings, Inc. (a)	61
19,574	Medco Health Solutions, Inc. (a)	893
591	Mednax, Inc. (a)	25
1,975	Omnicare, Inc.	51
6,266	Quest Diagnostics, Inc.	354

		2,577

	Health Care Supplies — 0.03%
5,901	Dentsply International, Inc.	180
1,449	Inverness Medical Innovations, Inc. (a)	52

		232

	Health Care Technology — 0.04%
2,500	Allscripts-Misys Healthcare Solutions, Inc.	40
2,755	Cerner Corp. (a)	172
4,223	HLTH Corp. (a)	55
1,458	IMS Health, Inc.	18

		285

	Home Entertainment Software — 0.06%
13,118	Activision Blizzard, Inc. (a)	165

Shares	Security Description	Value (000)
	Home Entertainment Software (continued)
13,109	Electronic Arts, Inc. (a)	$285

		450

	Home Furnishings — 0.01%
3,900	Leggett & Platt, Inc.	59

	Home Improvement Retail — 0.08%
18,829	Lowe’s Cos., Inc.	365
4,600	The Home Depot, Inc.	109
3,383	The Sherwin-Williams Co.	182

		656

	Homebuilding — 0.00%
600	M.D.C. Holdings, Inc.	18
1	NVR, Inc. (a)	1
1,916	Pulte Homes, Inc.	16

		35

	Homefurnishing Retail — 0.05%
1,900	Aaron’s, Inc.	57
10,539	Bed Bath & Beyond, Inc. (a)	324
1,523	Williams-Sonoma, Inc.	18

		399

	Hotels, Resorts & Cruise Lines — 0.06%
8,062	Carnival Corp.	208
564	Choice Hotels International, Inc.	15
5,675	Marriott International, Inc., Class – A	125
1,600	Royal Caribbean Cruises Ltd.	22
1,186	Starwood Hotels & Resorts Worldwide, Inc.	26
3,200	Wyndham Worldwide Corp.	39

		435

	Household Appliances — 0.00%
600	Snap-on, Inc.	17

	Household Products — 0.85%
2,764	Church & Dwight Co., Inc.	150
20,209	Colgate-Palmolive Co.	1,429
2,280	Energizer Holdings, Inc. (a)	119
14,566	Kimberly-Clark Corp.	764
5,027	The Clorox Co.	281
76,989	The Procter & Gamble Co.	3,934

		6,677

	Housewares & Specialties — 0.00%
1,800	Newell Rubbermaid, Inc.	19

	Human Resource & Employment Services — 0.02%
2,954	Monster Worldwide, Inc. (a)	35
6,231	Robert Half International, Inc.	147

		182

	Hypermarkets & Super Centers — 0.66%
400	BJ’s Wholesale Club, Inc. (a)	13
17,608	Costco Wholesale Corp.	804

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Hypermarkets & Super Centers (continued)
89,177	Wal-Mart Stores, Inc.	$4,320

		5,137

	Independent Power Producers & Energy Traders — 0.07%
7,377	Calpine Corp. (a)	82
6,233	Constellation Energy Group, Inc.	166
800	Ormat Technologies, Inc.	32
21,728	The AES Corp. (a)	252

		532

	Industrial Conglomerates — 0.24%
27,956	3M Co.	1,680
639	Carlisle Cos., Inc.	15
9,048	McDermott International, Inc. (a)	184

		1,879

	Industrial Gases — 0.11%
12,485	Praxair, Inc.	887

	Industrial Machinery — 0.16%
1,000	Crane Co.	22
6,539	Danaher Corp.	404
2,936	Donaldson Co., Inc.	102
5,289	Dover Corp.	175
2,276	Flowserve Corp.	159
1,090	Graco, Inc.	24
2,367	Harsco Corp.	67
1,895	IDEX Corp.	46
4,963	Pall Corp.	132
1,100	Pentair, Inc.	28
790	Valmont Industries, Inc.	57

		1,216

	Insurance Brokers — 0.02%
3,800	Arthur J. Gallagher & Co.	81
3,520	Brown & Brown, Inc.	70
1,600	Marsh & McLennan Cos., Inc.	32

		183

	Integrated Oil & Gas — 0.45%
50,739	Exxon Mobil Corp.	3,547

	Integrated Telecommunication Services — 0.01%
5,513	Frontier Communications Corp.	39
8,455	Windstream Corp.	71

		110

	Internet Retail — 0.19%
13,308	Amazon.com, Inc. (a)	1,114
6,800	Expedia, Inc. (a)	103
1,700	Netflix, Inc. (a)	70
1,679	priceline.com, Inc. (a)	187

		1,474

Shares	Security Description	Value (000)
	Internet Software & Services — 0.70%
6,762	Akamai Technologies, Inc. (a)	$130
10,554	eBay, Inc. (a)	181
1,487	Equinix, Inc. (a)	108
9,688	Google, Inc., Class – A (a)	4,084
1,939	IAC/InterActiveCorp. (a)	31
1,084	Sohu.com, Inc. (a)	68
7,733	VeriSign, Inc. (a)	143
147	WebMD Health Corp., Class – A (a)	4
44,932	Yahoo!, Inc. (a)	704

		5,453

	Investment Banking & Brokerage — 0.20%
38,470	Charles Schwab Corp.	674
800	Greenhill & Co., Inc.	58
105	Investment Technology Group, Inc. (a)	2
3,600	Jefferies Group, Inc. (a)	77
2,947	Lazard Ltd., Class – A	79
11,955	Morgan Stanley	341
10,534	TD Ameritrade Holding Corp. (a)	185
1,220	The Goldman Sachs Group, Inc.	180

		1,596

	IT Consulting & Other Services — 0.16%
24,814	Accenture Ltd., Class – A	830
11,838	Cognizant Tech Solutions Corp. (a)	316
6,223	SAIC, Inc. (a)	116

		1,262

	Leisure Products — 0.03%
3,066	Hasbro, Inc.	74
11,300	Mattel, Inc.	182

		256

	Life & Health Insurance — 0.11%
18,877	AFLAC, Inc.	587
3,200	Lincoln National Corp.	55
12,600	Principal Financial Group, Inc.	237

		879

	Life Sciences Tools & Services — 0.17%
800	Bio-Rad Laboratories, Inc., Class – A (a)	60
1,745	Charles River Laboratories International, Inc. (a)	59
2,562	Covance, Inc. (a)	126
4,838	Illumina, Inc. (a)	188
6,298	Life Technologies Corp. (a)	263
2,203	Millipore Corp. (a)	155
783	PerkinElmer, Inc.	14
4,246	Pharmaceutical Product Development, Inc.	99
1,440	Techne Corp.	92
1,398	Thermo Electron Corp. (a)	57
3,933	Waters Corp. (a)	202

		1,315

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Managed Health Care — 0.04%
3,911	Aetna, Inc.	$98
549	CIGNA Corp.	13
1,679	Coventry Health Care, Inc. (a)	31
2,481	Humana, Inc. (a)	80
1,390	WellPoint, Inc. (a)	71

		293

	Marine — 0.00%
460	Kirby Corp. (a)	15

	Metal & Glass Containers — 0.07%
2,442	Ball Corp.	110
6,370	Crown Holdings, Inc. (a)	154
5,574	Owens-Illinois, Inc. (a)	156
4,400	Pactiv Corp. (a)	96

		516

	Movies & Entertainment — 0.02%
1,730	CTC Media, Inc. (a)	20
2,000	Marvel Entertainment, Inc. (a)	71
1,700	Regal Entertainment Group, Class – A	23

		114

	Multi-line Insurance — 0.01%
37,100	American International Group, Inc.	43
7,500	Genworth Financial, Inc., Class – A	52

		95

	Multi-Sector Holdings — 0.01%
2,800	Leucadia National Corp. (a)	59

	Multi-Utilities — 0.02%
11,847	CenterPoint Energy, Inc.	131
700	Integrys Energy Group, Inc.	21

		152

	Office Electronics — 0.01%
2,407	Zebra Technologies Corp., Class – A (a)	57

	Office REITs — 0.02%
300	Alexandria Real Estate Equities, Inc.	11
3,066	Digital Realty Trust, Inc.	110

		121

	Office Services & Supplies — 0.00%
900	Avery Dennison Corp.	23

	Oil & Gas Drilling — 0.06%
2,030	Atwood Oceanics, Inc. (a)	51
2,764	Diamond Offshore Drilling, Inc.	230
1,658	ENSCO International, Inc.	58
1,300	Helmerich & Payne, Inc.	40
948	Patterson-UTI Energy, Inc.	12
3,273	Pride International, Inc. (a)	82
581	Rowan Cos., Inc.	11

		484

Shares	Security Description	Value (000)
	Oil & Gas Equipment & Services — 0.25%
8,736	Cameron International Corp. (a)	$247
3,467	Dresser-Rand Group, Inc. (a)	91
1,200	Exterran Holdings, Inc. (a)	19
5,084	FMC Technologies, Inc. (a)	191
2,082	Oceaneering International, Inc. (a)	94
21,975	Schlumberger Ltd.	1,189
5,327	Smith International, Inc.	137

		1,968

	Oil & Gas Exploration & Production — 0.14%
1,054	CNX Gas Corp. (a)	28
454	Continental Resources, Inc. (a)	13
5,000	EXCO Resources, Inc. (a)	65
1,700	Forest Oil Corp. (a)	25
3,255	Mariner Energy, Inc. (a)	38
11,191	Petrohawk Energy Corp. (a)	250
2,593	Plains Exploration & Production Co. (a)	71
4,709	Quicksilver Resources, Inc. (a)	44
928	Range Resources Corp.	38
13,879	Southwestern Energy Co. (a)	539
976	St. Mary Land & Exploration Co.	20

		1,131

	Oil & Gas Refining & Marketing — 0.01%
3,073	Frontier Oil Corp.	40
1,496	Holly Corp.	27
2,318	Tesoro Corp.	30

		97

	Oil & Gas Storage & Transportation — 0.01%
7,878	El Paso Corp.	72
700	Teekay Corp.	15

		87

	Packaged Foods & Meats — 0.25%
5,373	Campbell Soup Co.	158
7,312	Dean Foods Co. (a)	140
2,600	Flowers Foods, Inc.	57
5,468	General Mills, Inc.	306
1,200	Green Mountain Coffee Roasters, Inc. (a)	71
10,315	H.J. Heinz Co.	368
300	Hormel Foods Corp.	11
10,314	Kellogg Co.	480
5,299	McCormick & Co., Inc.	173
7,000	Sara Lee Corp.	68
3,676	The Hershey Co.	132

		1,964

	Paper Packaging — 0.00%
137	Packaging Corp. of America	2

	Personal Products — 0.10%
2,912	Alberto-Culver Co.	74
17,293	Avon Products, Inc.	446

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Personal Products (continued)
2,525	Herbalife Ltd.	$80
900	Mead Johnson Nutrition Co., Class – A (a)	28
1,498	NBTY, Inc. (a)	42
4,507	The Estee Lauder Cos., Inc., Class – A	147

		817

	Pharmaceuticals — 1.64%
62,294	Abbott Laboratories	2,930
12,340	Allergan, Inc.	587
44,379	Bristol-Myers Squibb Co.	901
21,501	Eli Lilly & Co.	745
85,945	Johnson & Johnson	4,882
15,566	Merck & Co., Inc.	435
8,812	Mylan Laboratories, Inc. (a)	115
2,997	Perrigo Co.	83
55,875	Schering-Plough Corp.	1,404
4,478	Sepracor, Inc. (a)	78
2,800	Valeant Pharmaceuticals International (a)	72
3,617	Warner Chilcott Ltd., Class – A (a)	48
12,100	Wyeth	549

		12,829

	Property & Casualty Insurance — 0.02%
1,601	AXIS Capital Holdings Ltd.	42
800	Erie Indemnity Co., Class – A	29
1,400	Fidelity National Financial, Inc., Class – A	19
2,800	The Progressive Corp. (a)	42
1,747	W.R. Berkley Corp.	37

		169

	Publishing — 0.06%
700	Interactive Data Corp.	16
1,693	John Wiley & Sons, Inc.	57
681	Morningstar, Inc. (a)	28
12,691	The McGraw-Hill Cos., Inc.	382

		483

	Railroads — 0.09%
1,655	Kansas City Southern Industries, Inc. (a)	27
1,903	Norfolk Southern Corp.	72
10,844	Union Pacific Corp.	564

		663

	Real Estate Services — 0.01%
8,877	CB Richard Ellis Group, Inc., Class – A (a)	83

	Regional Banks — 0.01%
300	BOK Financial Corp.	11
800	Commerce Bancshares, Inc.	26

		37

Shares	Security Description	Value (000)
	Reinsurance — 0.00%
700	Endurance Specialty Holdings Ltd.	$21
500	Validus Holdings Ltd.	11

		32

	Research and Consulting Services — 0.06%
4,005	Equifax, Inc.	105
1,982	FTI Consulting, Inc. (a)	101
1,927	IHS, Inc., Class – A (a)	96
2,112	The Dun & Bradstreet Corp.	171

		473

	Restaurants — 0.55%
4,217	Brinker International, Inc.	72
4,336	Burger King Holdings, Inc.	75
1,332	Chipotle Mexican Grill, Inc., Class – A (a)	107
5,551	Darden Restaurants, Inc.	183
44,443	McDonald’s Corp.	2,555
945	Panera Bread Co., Class – A (a)	47
29,814	Starbucks Corp. (a)	414
7,292	Tim Hortons, Inc.	179
5,900	Wendy’s/Arby’s Group, Inc., Class – A	24
18,727	YUM! Brands, Inc.	624

		4,280

	Retail REITs — 0.03%
351	Federal Realty Investment Trust	18
4,083	Simon Property Group, Inc.	210
86	The Macerich Co.	2

		230

	Security & Alarm Services — 0.01%
573	Corrections Corp. of America (a)	10
1,879	The Brink’s Co.	54

		64

	Semiconductor Equipment — 0.06%
5,149	Lam Research Corp. (a)	134
9,035	MEMC Electronic Materials, Inc. (a)	161
2,366	Novellus Systems, Inc. (a)	39
6,975	Teradyne, Inc. (a)	48
2,842	Varian Semiconductor Equipment Associates, Inc. (a)	68

		450

	Semiconductors — 0.79%
11,908	Advanced Micro Devices, Inc. (a)	46
11,894	Altera Corp.	194
11,450	Analog Devices, Inc.	284
19,750	Broadcom Corp., Class – A (a)	490
3,610	Cree, Inc. (a)	106
5,330	Cypress Semiconductor Corp. (a)	49
755	Integrated Device Technology, Inc. (a)	5
138,765	Intel Corp.	2,297
853	International Rectifier Corp. (a)	13

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Semiconductors (continued)
2,491	Intersil Corp., Class – A	$31
8,970	Linear Technology Corp.	209
19,195	Marvell Technology Group Ltd. (a)	223
10,400	Maxim Integrated Products, Inc.	163
6,522	Microchip Technology, Inc.	147
6,048	Micron Technology, Inc. (a)	31
8,765	National Semiconductor Corp.	110
21,865	NVIDIA Corp. (a)	247
16,604	ON Semiconductor Corp. (a)	114
4,343	Rambus, Inc. (a)	67
1,927	Silicon Laboratories, Inc. (a)	73
51,181	Texas Instruments, Inc.	1,090
11,073	Xilinx, Inc.	226

		6,215

	Soft Drinks — 0.94%
10,600	Coca-Cola Enterprises, Inc.	176
2,898	Hansen Natural Corp. (a)	89
62,755	PepsiCo, Inc.	3,449
73,299	The Coca-Cola Co.	3,518
4,600	The Pepsi Bottling Group, Inc.	156

		7,388

	Specialized Consumer Services — 0.04%
1,879	Brink’s Home Security Holdings, Inc. (a)	53
13,727	H & R Block, Inc.	237
986	Hillenbrand, Inc.	16
125	Weight Watchers International, Inc.	3

		309

	Specialized Finance — 0.10%
148	CME Group, Inc.	46
2,905	InterContinental Exchange, Inc. (a)	332
7,600	Moody’s Corp.	200
4,096	MSCI, Inc., Class – A (a)	100
2,703	NYSE Euronext	74
2,250	The Nasdaq Stock Market, Inc. (a)	48

		800

	Specialized REITs — 0.09%
4,315	HCP, Inc.	91
2,234	Health Care REIT, Inc.	76
3,100	Nationwide Health Properties, Inc.	80
2,099	Plum Creek Timber Co., Inc.	62
5,400	Public Storage, Inc.	354
1,447	Rayonier, Inc.	53

		716

	Specialty Chemicals — 0.12%
170	Albemarle Corp.	4
9,549	Ecolab, Inc.	372
3,036	International Flavors & Fragrance, Inc.	99

Shares	Security Description	Value (000)
	Specialty Chemicals (continued)
2,400	Lubrizol Corp.	$114
5,032	Nalco Holding Co.	85
2,700	RPM International, Inc.	38
4,946	Sigma-Aldrich Corp.	245

		957

	Specialty Stores — 0.11%
3,280	Dick’s Sporting Goods, Inc. (a)	56
5,195	PetSmart, Inc.	112
28,944	Staples, Inc.	584
4,432	Tiffany & Co.	112

		864

	Steel — 0.01%
504	Cliffs Natural Resources, Inc.	12
700	Schnitzer Steel Industries, Inc., Class – A	37

		49

	Systems Software — 1.59%
7,287	BMC Software, Inc. (a)	246
12,301	CA, Inc.	214
2,800	Macrovision Solutions Corp. (a)	61
6,314	McAfee, Inc. (a)	266
3,300	MICROS Systems, Inc. (a)	84
310,835	Microsoft Corp.	7,388
6,134	Novell, Inc. (a)	28
154,091	Oracle Corp.	3,301
7,610	Red Hat, Inc. (a)	153
3,400	Sybase, Inc. (a)	107
33,200	Symantec Corp. (a)	517
2,057	VMware, Inc., Class – A (a)	56

		12,421

	Technology Distributors — 0.01%
2,025	Arrow Electronics, Inc. (a)	43
1,847	Avnet, Inc. (a)	39

		82

	Thrifts & Mortgage Finance — 0.02%
847	Capitol Federal Financial	33
10,484	Hudson City Bancorp, Inc.	139

		172

	Tires & Rubber — 0.01%
9,756	The Goodyear Tire & Rubber Co. (a)	110

	Tobacco — 0.67%
83,689	Altria Group, Inc.	1,372
5,962	Lorillard, Inc.	404
79,053	Philip Morris International, Inc.	3,448

		5,224

	Trading Companies & Distributors — 0.06%
5,118	Fastenal Co.	170
839	GATX Corp.	21

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Trading Companies & Distributors (continued)
1,857	MSC Industrial Direct Co., Inc., Class – A	$66
2,501	W.W. Grainger, Inc.	205
1,145	WESCO International, Inc. (a)	29

		491

	Trucking — 0.03%
656	Con-Way, Inc.	23
3,542	J.B. Hunt Transport Services, Inc.	108
2,191	Landstar System, Inc.	79

		210

	Wireless Telecommunication Services — 0.12%
16,058	American Tower Corp., Class – A (a)	506
4,273	Crown Castle International Corp. (a)	103
1,847	Leap Wireless International, Inc. (a)	61
9,689	MetroPCS Communications, Inc. (a)	129
389	NII Holdings, Inc., Class – B (a)	7
4,690	SBA Communications Corp. (a)	115

		921

	Total SSgA Funds Management, Inc.	185,552

	Sustainable Growth Advisers — 38.18%
	Application Software — 1.40%
273,394	SAP AG – Sponsored ADR	10,988

	Asset Management & Custody Banks — 1.78%
294,953	State Street Corp.	13,922

	Biotechnology — 1.63%
229,601	Genzyme Corp. (a)	12,782

	Communications Equipment — 1.55%
268,783	Qualcomm, Inc.	12,149

	Computer Hardware — 1.17%
64,114	Apple, Inc. (a)	9,132

	Consumer Finance — 1.09%
367,852	American Express Co.	8,549

	Data Processing & Outsourced Services — 3.48%
355,786	Automatic Data Processing, Inc.	12,609
235,880	Visa, Inc., Class – A	14,685

		27,294

	Fertilizers & Agricultural Chemicals — 0.72%
75,770	Monsanto Co.	5,633

	Food Distributors — 1.34%
465,826	Sysco Corp.	10,472

	Health Care Distributors — 0.86%
141,182	Henry Schein, Inc. (a)	6,770

	Health Care Equipment — 1.98%
181,088	Medtronic, Inc.	6,318
215,309	Zimmer Holdings, Inc. (a)	9,172

		15,490

Shares or Principal Amount (000)	Security Description	Value (000)
	Health Care Technology — 0.35%
43,900	Cerner Corp. (a)	$2,735

	Home Improvement Retail — 1.10%
442,869	Lowe’s Cos., Inc.	8,596

	Hotels, Resorts & Cruise Lines — 0.77%
271,699	Marriott International, Inc., Class – A	5,996

	Household Products — 1.09%
167,203	The Procter & Gamble Co.	8,544

	Internet Retail — 1.57%
146,881	Amazon.com, Inc. (a)	12,288

	Internet Software & Services — 1.55%
28,850	Google, Inc., Class – A (a)	12,163

	Oil & Gas Equipment & Services — 2.74%
388,810	National-Oilwell Varco, Inc. (a)	12,698
161,480	Schlumberger Ltd.	8,738

		21,436

	Pharmaceuticals — 1.83%
289,789	Teva Pharmaceutical Industries Ltd. – ADR	14,298

	Restaurants — 1.09%
612,767	Starbucks Corp. (a)	8,511

	Soft Drinks — 2.71%
155,948	PepsiCo, Inc.	8,571
263,918	The Coca-Cola Co.	12,665

		21,236

	Specialty Chemicals — 1.24%
249,717	Ecolab, Inc.	9,736

	Specialty Stores — 1.91%
742,197	Staples, Inc.	14,970

	Systems Software — 2.44%
408,297	Microsoft Corp.	9,705
439,500	Oracle Corp.	9,414

		19,119

	Trading Companies & Distributors — 0.79%
186,900	Fastenal Co.	6,200

	Total Sustainable Growth Advisers	299,009

	Total Common Stocks	776,220

	Time Deposits — 0.31%
	Jennison Associates LLC — 0.31%
$2,448	Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,448

	Total Time Deposits	2,448

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares or Principal Amount (000)	Security Description	Value (000)
	Money Market Mutual Funds — 0.24%
	SSgA Funds Management, Inc. — 0.24%
1,904,313	Alliance Money Market Fund Prime Portfolio, 0.35% (b)	$1,904
110	Federated Prime Obligations Portfolio, 0.46% (b)	—

	Total Money Market Mutual Funds	1,904

	U.S. Treasury Obligations — 0.05%
	SSgA Funds Management, Inc. — 0.05%
$392	U.S. Treasury Bill, 0.16%, 9/10/09 (c)(d)	392

	Total U.S. Treasury Obligations	392

	Total Investments (cost $740,532) — 99.72%	780,964
	Other assets in excess of liabilities — 0.28%	2,198

	Net Assets — 100.00%	$783,162

Amounts designated as “—”are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009.

(c)	Rate disclosed represents effective yield at purchase.

(d)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

Futures

SSgA Funds Management, Inc.

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
24	NASDAQ 100 E-mini Future	$709	Sep-09	$(7)
19	Russell 1000 mini Future	951	Sep-09	(24)
3	S&P 400 E-mini Future	173	Sep-09	(5)
24	S&P 500 E-mini Future	1,099	Sep-09	(30)

				$(66)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 80.33%
	Jennison Associates LLC — 36.65%
	Aerospace & Defense — 0.51%
34,522	Lockheed Martin Corp.	$2,784

	Apparel, Accessories & Luxury — 0.16%
32,640	Coach, Inc.	877

	Application Software — 1.25%
140,734	Adobe Systems, Inc. (a)	3,983
23,500	Salesforce.com, Inc. (a)	897
47,200	SAP AG – Sponsored ADR	1,897

		6,777

	Auto Parts & Equipment — 0.09%
21,800	Johnson Controls, Inc.	474

	Biotechnology — 2.51%
83,012	Celgene Corp. (a)	3,971
169,209	Gilead Sciences, Inc. (a)	7,926
47,700	Vertex Pharmaceuticals, Inc. (a)	1,700

		13,597

	Communications Equipment — 3.63%
308,449	Cisco Systems, Inc. (a)	5,750
193,899	Qualcomm, Inc.	8,764
72,354	Research In Motion Ltd. (a)	5,141

		19,655

	Computer Hardware — 2.77%
48,947	Apple, Inc. (a)	6,971
109,349	Hewlett Packard Co.	4,226
36,400	International Business Machines Corp.	3,801

		14,998

	Data Processing & Outsourced Services — 1.52%
19,200	MasterCard, Inc., Class – A	3,212
80,386	Visa, Inc., Class – A	5,005

		8,217

	Department Stores — 0.23%
29,400	Kohl’s Corp. (a)	1,257

	Drug Retail — 0.43%
72,288	CVS Caremark Corp.	2,304

	Electrical Components & Equipment — 0.46%
15,200	First Solar, Inc. (a)	2,464

	Fertilizers & Agricultural Chemicals — 0.61%
44,365	Monsanto Co.	3,298

	Footwear — 0.56%
59,003	NIKE, Inc., Class – B	3,055

	Health Care Equipment — 0.99%
100,630	Baxter International, Inc.	5,329

	Health Care Services — 0.78%
92,841	Medco Health Solutions, Inc. (a)	4,235

Shares	Security Description	Value (000)
	Health Care Supplies — 0.87%
40,651	Alcon, Inc.	$4,720

	Household Products — 0.79%
60,638	Colgate-Palmolive Co.	4,290

	Hypermarkets & Super Centers — 1.41%
78,057	Costco Wholesale Corp.	3,567
83,262	Wal-Mart Stores, Inc.	4,033

		7,600

	Integrated Oil & Gas — 1.50%
58,097	Occidental Petroleum Corp.	3,823
70,100	Petroleo Brasileiro SA – ADR	2,873
46,100	Suncor Energy, Inc.	1,399

		8,095

	Internet Retail — 1.35%
87,248	Amazon.com, Inc. (a)	7,299

	Internet Software & Services — 2.26%
7,800	Baidu, Inc. - Sponsored ADR (a)	2,349
23,372	Google, Inc., Class – A (a)	9,853

		12,202

	Investment Banking & Brokerage — 1.95%
251,453	Charles Schwab Corp.	4,411
41,720	The Goldman Sachs Group, Inc.	6,151

		10,562

	Movies & Entertainment — 0.65%
151,128	The Walt Disney Co.	3,526

	Oil & Gas Equipment & Services — 0.68%
34,702	Schlumberger Ltd.	1,878
90,600	Weatherford International Ltd. (a)	1,772

		3,650

	Oil & Gas Exploration & Production — 1.05%
88,191	Southwestern Energy Co. (a)	3,426
59,600	XTO Energy, Inc.	2,273

		5,699

	Other Diversified Financial Services — 0.30%
123,800	Bank of America Corp.	1,634

	Packaged Foods & Meats — 0.40%
62,800	Cadbury PLC – Sponsored ADR	2,160

	Pharmaceuticals — 3.08%
73,077	Abbott Laboratories	3,438
106,845	Mylan Laboratories, Inc. (a)	1,394
120,300	Roche Holdings AG – ADR	4,103
40,570	Shire PLC – ADR	1,683
122,758	Teva Pharmaceutical Industries Ltd. – ADR	6,057

		16,675

	Restaurants — 0.17%
66,300	Starbucks Corp. (a)	921

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Jennison Associates LLC (continued)
	Semiconductor Equipment — 0.45%
219,700	Applied Materials, Inc.	$2,410

	Semiconductors — 1.10%
59,600	Analog Devices, Inc.	1,477
271,010	Intel Corp.	4,485

		5,962

	Soft Drinks — 0.75%
73,520	PepsiCo, Inc.	4,041

	Specialty Stores — 0.18%
48,900	Staples, Inc.	986

	Systems Software — 1.21%
153,410	Microsoft Corp.	3,646
134,400	Oracle Corp.	2,879

		6,525

	Total Jennison Associates LLC	198,278

	SSgA Funds Management, Inc. — 5.59%
	Aerospace & Defense — 0.14%
828	Alliant Techsystems, Inc. (a)	68
1,176	BE Aerospace, Inc. (a)	17
3,127	Goodrich Corp.	156
455	ITT Corp.	20
3,518	Precision Castparts Corp.	257
3,998	Rockwell Collins, Inc.	167
857	Spirit AeroSystems Holdings, Inc., Class – A (a)	12
1,002	TransDigm Group, Inc. (a)	36

		733

	Air Freight & Logistics — 0.08%
4,255	C.H. Robinson Worldwide, Inc.	222
5,328	Expeditors International of Washington, Inc.	177
2,095	UTI Worldwide, Inc. (a)	24

		423

	Airlines — 0.04%
7,194	AMR Corp. (a)	29
3,122	Continental Airlines, Inc., Class – B (a)	28
760	Copa Holdings SA, Class – A	31
19,480	Delta Air Lines, Inc. (a)	113
5,835	Southwest Airlines Co.	39

		240

	Alternative Carriers — 0.01%
3,764	tw telecom, Inc. (a)	39

	Apparel Retail — 0.15%
1,102	Abercrombie & Fitch Co., Class – A	28
1,702	Aeropostale, Inc. (a)	58
4,307	American Eagle Outfitters, Inc.	61

Shares	Security Description	Value (000)
	Apparel Retail (continued)
4,198	Chico’s FAS, Inc. (a)	$41
1,737	Foot Locker, Inc.	18
1,473	Guess?, Inc.	38
4,505	Limited Brands, Inc.	54
3,200	Ross Stores, Inc.	123
10,385	The TJX Cos., Inc.	327
3,241	Urban Outfitters, Inc. (a)	68

		816

	Apparel, Accessories & Luxury — 0.07%
7,973	Coach, Inc.	214
2,391	Hanesbrands, Inc. (a)	36
842	Phillips-Van Heusen Corp.	24
1,263	Polo Ralph Lauren Corp.	68
503	VF Corp.	28

		370

	Application Software — 0.15%
694	Amdocs Ltd. (a)	15
2,213	ANSYS, Inc. (a)	69
3,899	Autodesk, Inc. (a)	74
6,652	Cadence Design Systems, Inc. (a)	39
4,569	Citrix Systems, Inc. (a)	146
1,053	FactSet Research Systems, Inc.	53
8,112	Intuit, Inc. (a)	228
4,986	Nuance Communications, Inc. (a)	60
2,734	Salesforce.com, Inc. (a)	104
2,281	Synopsys, Inc. (a)	45

		833

	Asset Management & Custody Banks — 0.12%
1,042	Affiliated Managers Group, Inc. (a)	61
437	Ameriprise Financial, Inc.	10
2,942	Eaton Vance Corp.	79
2,079	Federated Investors, Inc.	50
4,800	GLG Partners, Inc.	20
839	Invesco Ltd.	15
3,426	Janus Capital Group, Inc.	39
3,036	SEI Investments Co.	55
6,417	T. Rowe Price Group, Inc.	267
2,173	Waddell & Reed Financial, Inc., Class – A	57

		653

	Auto Parts & Equipment — 0.03%
2,730	BorgWarner, Inc.	93
3,476	Gentex Corp.	40
312	TRW Automotive Holdings Corp. (a)	4
1,394	WABCO Holdings, Inc.	25

		162

	Automobile Manufacturers — 0.00%
466	Thor Industries, Inc.	9

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Automotive Retail — 0.08%
2,404	Advance Auto Parts, Inc.	$100
178	AutoNation, Inc. (a)	3
794	AutoZone, Inc. (a)	120
3,951	CarMax, Inc. (a)	58
3,425	O’Reilly Automotive, Inc. (a)	130
346	Penske Auto Group, Inc.	6

		417

	Biotechnology — 0.13%
2,072	Alexion Pharmaceuticals, Inc. (a)	85
3,557	Amylin Pharmaceuticals, Inc. (a)	48
2,524	BioMarin Pharmaceutical, Inc. (a)	39
1,864	Cephalon, Inc. (a)	106
2,913	Dendreon Corp. (a)	72
2,411	Myriad Genetics, Inc. (a)	86
149	New Abraxis, Inc. (a)	6
1,463	OSI Pharmaceuticals, Inc. (a)	41
588	United Therapeutics Corp. (a)	49
4,371	Vertex Pharmaceuticals, Inc. (a)	156

		688

	Brewers — 0.00%
184	Molson Coors Brewing Co., Class – B	8

	Broadcasting — 0.02%
6,603	Discovery Communications, Inc., Class C (a)	136

	Building Products — 0.02%
226	Armstrong World Industries, Inc. (a)	4
1,175	Lennox International, Inc.	38
4,272	Masco Corp.	41
947	Owens Corning, Inc. (a)	12

		95

	Cable & Satellite — 0.01%
1,318	Scripps Networks Interactive, Inc., Class – A	37

	Casinos & Gaming — 0.04%
6,223	International Game Technology, Inc.	99
5,719	Las Vegas Sands Corp. (a)	45
2,289	MGM Mirage, Inc. (a)	14
1,503	Scientific Games Corp., Class – A (a)	24
1,102	WMS Industries, Inc. (a)	35

		217

	Coal & Consumable Fuels — 0.06%
1,801	Alpha Natural Resources, Inc. (a)	47
4,560	CONSOL Energy, Inc.	155
1,037	Foundation Coal Holdings, Inc.	29
1,726	Massey Energy Co.	34
1,335	Walter Energy, Inc.	48

		313

Shares	Security Description	Value (000)
	Commercial Printing — 0.00%
1,336	R.R. Donnelley & Sons Co.	$16

	Commodity Chemicals — 0.02%
3,623	Celanese Corp., Series – A	86

	Communications Equipment — 0.03%
3,439	Brocade Communications Systems, Inc. (a)	27
249	Ciena Corp. (a)	2
1,983	F5 Networks, Inc. (a)	69
2,617	Harris Corp.	74
2,612	JDS Uniphase Corp. (a)	15

		187

	Computer & Electronics Retail — 0.02%
3,616	GameStop Corp. (a)	79
414	RadioShack Corp.	6

		85

	Computer Hardware — 0.03%
1,465	Diebold, Inc.	39
4,004	NCR Corp. (a)	47
3,553	Teradata Corp. (a)	83

		169

	Computer Storage & Peripherals — 0.09%
8,400	Network Appliance, Inc. (a)	166
3,000	QLogic Corp. (a)	38
2,760	SanDisk Corp. (a)	41
11,178	Seagate Technology	117
4,960	Western Digital Corp. (a)	131

		493

	Construction & Engineering — 0.09%
2,386	AECOM Technology Corp. (a)	76
4,516	Fluor Corp.	232
3,117	Jacobs Engineering Group, Inc. (a)	131
1,715	The Shaw Group, Inc. (a)	47
262	URS Corp. (a)	13

		499

	Construction & Farm Machinery — 0.05%
427	Bucyrus International, Inc.	12
1,681	Cummins, Inc.	59
2,240	Joy Global, Inc.	80
1,584	Navistar International Corp. (a)	69
827	Toro Co.	25
1,206	Wabtec Corp.	39

		284

	Construction Materials — 0.01%
1,101	Eagle Materials, Inc.	28
432	Martin Marietta Materials, Inc.	34

		62

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Consumer Electronics — 0.01%
2,327	Garmin Ltd.	$55
822	Harman International Industries, Inc.	16

		71

	Consumer Finance — 0.01%
690	AmeriCredit Corp. (a)	10
2,561	SLM Corp. (a)	26

		36

	Data Processing & Outsourced Services — 0.18%
1,389	Affiliated Computer Services, Inc., Class – A (a)	62
1,466	Alliance Data Systems Corp. (a)	60
2,199	Broadridge Financial Solutions, Inc.	36
855	DST Systems, Inc. (a)	32
1,815	Fidelity National Information Services, Inc.	36
3,928	Fiserv, Inc. (a)	180
1,345	Genpact Ltd. (a)	16
2,030	Global Payments, Inc.	76
2,081	Hewitt Associates, Inc., Class – A (a)	62
2,412	Lender Processing Services, Inc.	67
2,261	Metavante Technologies, Inc. (a)	59
1,825	NeuStar, Inc. (a)	40
8,079	Paychex, Inc.	204
2,946	Total System Services, Inc.	39

		969

	Department Stores — 0.01%
4,111	Nordstrom, Inc.	82

	Distillers & Vintners — 0.01%
1,891	Brown-Forman Corp., Class – B	81

	Distributors — 0.01%
3,539	LKQ Corp. (a)	58

	Diversified Chemicals — 0.01%
134	Ashland, Inc.	4
1,561	FMC Corp.	74

		78

	Diversified Metals & Mining — 0.00%
441	Compass Minerals International, Inc.	24

	Diversified Real Estate Activities — 0.01%
2,335	The St. Joe Co. (a)	62

	Diversified Support Services — 0.04%
601	Cintas Corp.	14
1,686	Copart, Inc. (a)	58
4,552	Iron Mountain, Inc. (a)	131

		203

	Education Services — 0.10%
3,331	Apollo Group, Inc., Class – A (a)	237
1,706	Career Education Corp. (a)	43

Shares	Security Description	Value (000)
	Education Services (continued)
1,571	DeVry, Inc.	$79
968	ITT Educational Services, Inc. (a)	97
354	Strayer Education, Inc.	77

		533

	Electric Utilities — 0.09%
2,613	Allegheny Energy, Inc.	67
372	DPL, Inc.	9
1,256	ITC Holdings Corp.	57
2,527	NV Energy, Inc.	27
9,449	PPL Corp.	311

		471

	Electrical Components & Equipment — 0.06%
2,712	AMETEK, Inc.	94
1,034	Cooper Industries Ltd., Class – A	32
167	Hubbell, Inc., Class – B	5
358	Rockwell Automation, Inc.	12
1,961	Roper Industries, Inc.	89
2,436	SunPower Corp., Class – A (a)	65
423	Thomas & Betts Corp. (a)	12

		309

	Electronic Components — 0.04%
4,324	Amphenol Corp., Class – A	137
1,324	Dolby Laboratories, Inc., Class – A (a)	49
1,003	Vishay Intertechnology, Inc. (a)	7

		193

	Electronic Equipment & Instruments — 0.07%
8,659	Agilent Technologies, Inc. (a)	176
3,793	FLIR Systems, Inc. (a)	85
928	Itron, Inc. (a)	51
850	Mettler-Toledo International, Inc. (a)	66
1,319	National Instruments Corp.	30

		408

	Electronic Manufacturing Services — 0.01%
2,386	Jabil Circuit, Inc.	18
286	Molex, Inc.	4
3,017	Trimble Navigation Ltd. (a)	59

		81

	Environmental & Facilities Services — 0.04%
2,577	Republic Services, Inc., Class – A	63
2,143	Stericycle, Inc. (a)	110
1,484	Waste Connections, Inc. (a)	39

		212

	Fertilizers & Agricultural Chemicals — 0.04%
1,136	CF Industries Holdings, Inc.	84
967	Intrepid Potash, Inc. (a)	27
1,722	Terra Industries, Inc.	42
1,127	The Scotts Miracle-Gro Co., Class – A	40

		193

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Food Retail — 0.01%
2,317	Whole Foods Market, Inc.	$44

	Gas Utilities — 0.02%
3,304	EQT Corp.	115

	General Merchandise Stores — 0.04%
231	Big Lots, Inc. (a)	5
2,269	Dollar Tree, Inc. (a)	96
3,540	Family Dollar Stores, Inc.	100

		201

	Gold — 0.00%
263	Royal Gold, Inc.	11

	Health Care Distributors — 0.05%
6,678	AmerisourceBergen Corp.	119
2,276	Henry Schein, Inc. (a)	109
2,537	Patterson Cos., Inc. (a)	55

		283

	Health Care Equipment — 0.20%
1,835	Beckman Coulter, Inc.	105
2,492	C.R. Bard, Inc.	186
1,414	Edwards Lifesciences Corp. (a)	96
1,315	Gen-Probe, Inc. (a)	57
632	Hill-Rom Holdings, Inc.	10
635	Hologic, Inc. (a)	9
4,051	Hospira, Inc. (a)	156
1,490	IDEXX Laboratories, Inc. (a)	69
956	Intuitive Surgical, Inc. (a)	156
550	Kinetic Concepts, Inc. (a)	15
1,902	ResMed, Inc. (a)	77
426	Teleflex, Inc.	19
3,165	Varian Medical Systems, Inc. (a)	111

		1,066

	Health Care Facilities — 0.03%
1,172	Community Health Systems, Inc. (a)	30
6,226	Health Management Associates, Inc., Class – A (a)	31
8,227	Tenet Healthcare Corp. (a)	23
84	Universal Health Services, Inc., Class – B	4
2,139	VCA Antech, Inc. (a)	57

		145

	Health Care Services — 0.11%
2,611	DaVita, Inc. (a)	129
2,734	Laboratory Corp. of America Holdings (a)	185
1,374	Lincare Holdings, Inc. (a)	32
373	Mednax, Inc. (a)	16
1,262	Omnicare, Inc.	33
3,900	Quest Diagnostics, Inc.	220

		615

Shares	Security Description	Value (000)
	Health Care Supplies — 0.03%
3,750	Dentsply International, Inc.	$114
914	Inverness Medical Innovations, Inc. (a)	33

		147

	Health Care Technology — 0.03%
1,577	Allscripts-Misys Healthcare Solutions, Inc.	25
1,694	Cerner Corp. (a)	105
2,615	HLTH Corp. (a)	34
921	IMS Health, Inc.	12

		176

	Home Entertainment Software — 0.03%
8,153	Electronic Arts, Inc. (a)	177

	Home Furnishings — 0.01%
2,462	Leggett & Platt, Inc.	37

	Home Improvement Retail — 0.02%
2,141	The Sherwin-Williams Co.	115

	Homebuilding — 0.01%
360	M.D.C. Holdings, Inc.	11
25	NVR, Inc. (a)	13
832	Pulte Homes, Inc.	7

		31

	Homefurnishing Retail — 0.05%
1,205	Aaron’s, Inc.	36
6,548	Bed Bath & Beyond, Inc. (a)	201
959	Williams-Sonoma, Inc.	12

		249

	Hotels, Resorts & Cruise Lines — 0.03%
178	Choice Hotels International, Inc.	5
3,550	Marriott International, Inc., Class – A	78
1,020	Royal Caribbean Cruises Ltd.	14
768	Starwood Hotels & Resorts Worldwide, Inc.	17
1,987	Wyndham Worldwide Corp.	24

		138

	Household Appliances — 0.00%
398	Snap-on, Inc.	11

	Household Products — 0.06%
1,773	Church & Dwight Co., Inc.	96
1,466	Energizer Holdings, Inc. (a)	77
3,114	The Clorox Co.	174

		347

	Housewares & Specialties — 0.00%
1,135	Newell Rubbermaid, Inc.	12

	Human Resource & Employment Services — 0.02%
1,862	Monster Worldwide, Inc. (a)	22
3,858	Robert Half International, Inc.	91

		113

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Hypermarkets & Super Centers — 0.00%
242	BJ’s Wholesale Club, Inc. (a)	$8

	Independent Power Producers & Energy Traders — 0.06%
4,574	Calpine Corp. (a)	51
3,883	Constellation Energy Group, Inc.	103
495	Ormat Technologies, Inc.	20
13,565	The AES Corp. (a)	158

		332

	Industrial Conglomerates — 0.02%
419	Carlisle Cos., Inc.	10
5,769	McDermott International, Inc. (a)	117

		127

	Industrial Machinery — 0.09%
642	Crane Co.	14
1,949	Donaldson Co., Inc.	67
3,325	Dover Corp.	110
1,414	Flowserve Corp.	99
689	Graco, Inc.	15
1,480	Harsco Corp.	42
1,202	IDEX Corp.	30
2,969	Pall Corp.	79
690	Pentair, Inc.	18
533	Valmont Industries, Inc.	38

		512

	Insurance Brokers — 0.02%
2,346	Arthur J. Gallagher & Co.	50
2,164	Brown & Brown, Inc.	43
989	Marsh & McLennan Cos., Inc.	20

		113

	Integrated Telecommunication Services — 0.01%
3,430	Frontier Communications Corp.	24
4,988	Windstream Corp.	42

		66

	Internet Retail — 0.04%
4,218	Expedia, Inc. (a)	64
1,066	NetFlix, Inc. (a)	44
1,052	priceline.com, Inc. (a)	117

		225

	Internet Software & Services — 0.06%
4,363	Akamai Technologies, Inc. (a)	84
958	Equinix, Inc. (a)	70
1,209	IAC/InterActive Corp. (a)	19
758	Sohu.com, Inc. (a)	47
4,868	VeriSign, Inc. (a)	90
123	WebMD Health Corp., Class – A (a)	4

		314

Shares	Security Description	Value (000)
	Investment Banking & Brokerage — 0.05%
517	Greenhill & Co., Inc.	$37
91	Investment Technology Group, Inc. (a)	2
2,217	Jefferies Group, Inc. (a)	47
1,932	Lazard Ltd., Class – A	52
6,599	TD Ameritrade Holding Corp. (a)	116

		254

	IT Consulting & Other Services — 0.05%
7,332	Cognizant Tech Solutions Corp. (a)	196
3,882	SAIC, Inc. (a)	72

		268

	Leisure Products — 0.03%
1,883	Hasbro, Inc.	45
7,024	Mattel, Inc.	113

		158

	Life & Health Insurance — 0.03%
1,998	Lincoln National Corp.	34
7,843	Principal Financial Group, Inc.	148

		182

	Life Sciences Tools & Services — 0.15%
485	Bio-Rad Laboratories, Inc., Class – A (a)	37
1,110	Charles River Laboratories International, Inc. (a)	38
1,614	Covance, Inc. (a)	79
3,106	Illumina, Inc. (a)	121
3,907	Life Technologies Corp. (a)	163
1,399	Millipore Corp. (a)	98
639	PerkinElmer, Inc.	11
2,652	Pharmaceutical Product Development, Inc.	62
940	Techne Corp.	60
2,434	Waters Corp. (a)	125

		794

	Managed Health Care — 0.01%
448	CIGNA Corp.	11
1,057	Coventry Health Care, Inc. (a)	20
1,571	Humana, Inc. (a)	50

		81

	Marine — 0.00%
280	Kirby Corp. (a)	9

	Metal & Glass Containers — 0.06%
1,542	Ball Corp.	70
4,039	Crown Holdings, Inc. (a)	97
3,462	Owens-Illinois, Inc. (a)	97
2,728	Pactiv Corp. (a)	59

		323

	Movies & Entertainment — 0.01%
857	CTC Media, Inc. (a)	10
1,232	Marvel Entertainment, Inc. (a)	44

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Movies & Entertainment (continued)
1,046	Regal Entertainment Group, Class – A	$14

		68

	Multi-line Insurance — 0.01%
23,145	American International Group, Inc.	27
4,659	Genworth Financial, Inc., Class – A	32

		59

	Multi-Sector Holdings — 0.01%
1,720	Leucadia National Corp. (a)	36

	Multi-Utilities — 0.02%
7,406	CenterPoint Energy, Inc.	82
424	Integrys Energy Group, Inc.	13

		95

	Office Electronics — 0.01%
1,324	Zebra Technologies Corp., Class – A (a)	31

	Office REITs — 0.01%
213	Alexandria Real Estate Equities, Inc.	7
1,921	Digital Realty Trust, Inc.	69

		76

	Office Services & Supplies — 0.00%
532	Avery Dennison Corp.	14

	Oil & Gas Drilling — 0.06%
1,222	Atwood Oceanics, Inc. (a)	30
1,740	Diamond Offshore Drilling, Inc.	145
1,013	ENSCO International, Inc.	35
831	Helmerich & Payne, Inc.	26
561	Patterson-UTI Energy, Inc.	7
2,046	Pride International, Inc. (a)	51
502	Rowan Cos., Inc.	10

		304

	Oil & Gas Equipment & Services — 0.09%
5,478	Cameron International Corp. (a)	155
2,081	Dresser-Rand Group, Inc. (a)	54
730	Exterran Holdings, Inc. (a)	12
3,120	FMC Technologies, Inc. (a)	117
1,381	Oceaneering International, Inc. (a)	63
3,294	Smith International, Inc.	85

		486

	Oil & Gas Exploration & Production — 0.07%
593	CNX Gas Corp. (a)	16
94	Comstock Resources, Inc. (a)	3
369	Continental Resources, Inc. (a)	10
3,101	EXCO Resources, Inc. (a)	40
1,036	Forest Oil Corp. (a)	15
2,026	Mariner Energy, Inc. (a)	24
6,957	Petrohawk Energy Corp. (a)	155

Shares	Security Description	Value (000)
	Oil & Gas Exploration & Production (continued)
1,640	Plains Exploration & Production Co. (a)	$45
2,961	Quicksilver Resources, Inc. (a)	28
581	Range Resources Corp.	24
387	St. Mary Land & Exploration Co.	8

		368

	Oil & Gas Refining & Marketing — 0.01%
2,079	Frontier Oil Corp.	27
994	Holly Corp.	18
1,422	Tesoro Corp.	18

		63

	Oil & Gas Storage & Transportation — 0.01%
4,920	El Paso Corp.	45
466	Teekay Corp.	10

		55

	Packaged Foods & Meats — 0.14%
3,374	Campbell Soup Co.	99
4,542	Dean Foods Co. (a)	87
1,614	Flowers Foods, Inc.	35
754	Green Mountain Coffee Roasters, Inc. (a)	45
6,399	H.J. Heinz Co.	228
172	Hormel Foods Corp.	6
3,290	McCormick & Co., Inc.	107
4,355	Sara Lee Corp.	43
230	Smithfield Foods, Inc. (a)	3
2,267	The Hershey Co.	82

		735

	Paper Packaging — 0.00%
256	Packaging Corp. of America	4

	Personal Products — 0.09%
1,830	Alberto-Culver Co.	47
10,725	Avon Products, Inc.	277
1,554	Herbalife Ltd.	49
417	Mead Johnson Nutrition Co., Class – A (a)	13
936	NBTY, Inc. (a)	26
2,800	The Estee Lauder Cos., Inc., Class – A	91

		503

	Pharmaceuticals — 0.05%
5,506	Mylan Laboratories, Inc. (a)	72
2,011	Perrigo Co.	56
2,759	Sepracor, Inc. (a)	48
1,718	Valeant Pharmaceuticals International (a)	44
2,138	Warner Chilcott Ltd., Class – A (a)	28

		248

	Property & Casualty Insurance — 0.02%
1,017	AXIS Capital Holdings Ltd.	27
314	CNA Financial Corp.	5
520	Erie Indemnity Co., Class – A	18
871	Fidelity National Financial, Inc., Class – A	12

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Property & Casualty Insurance (continued)
98	The Hanover Insurance Group, Inc.	$4
1,754	The Progressive Corp. (a)	26
1,113	W.R. Berkley Corp.	24

		116

	Publishing — 0.06%
427	Interactive Data Corp.	10
1,044	John Wiley & Sons, Inc.	35
494	Morningstar, Inc. (a)	20
7,898	The McGraw-Hill Cos., Inc.	238

		303

	Railroads — 0.00%
1,052	Kansas City Southern Industries, Inc. (a)	17

	Real Estate Services — 0.01%
5,524	CB Richard Ellis Group, Inc., Class – A (a)	52

	Regional Banks — 0.01%
172	BOK Financial Corp.	6
940	CapitalSource, Inc.	5
521	Commerce Bancshares, Inc.	17

		28

	Reinsurance — 0.01%
422	Endurance Specialty Holdings Ltd.	12
92	Odyssey Re Holdings Corp.	4
143	Reinsurance Group of America, Inc.	5
342	Validus Holdings Ltd.	8

		29

	Research and Consulting Services — 0.06%
2,492	Equifax, Inc.	65
1,296	FTI Consulting, Inc. (a)	66
1,206	IHS, Inc., Class – A (a)	60
1,342	The Dun & Bradstreet Corp.	109

		300

	Restaurants — 0.08%
2,578	Brinker International, Inc.	44
2,684	Burger King Holdings, Inc.	46
804	Chipotle Mexican Grill, Inc., Class – A (a)	64
3,462	Darden Restaurants, Inc.	114
694	Panera Bread Co., Class – A (a)	35
4,569	Tim Hortons, Inc.	112
3,703	Wendy’s/Arby’s Group, Inc., Class – A	15

		430

	Retail REITs — 0.00%
194	Federal Realty Investment Trust	10

	Security & Alarm Services — 0.01%
331	Corrections Corp. of America (a)	6
1,148	The Brink’s Co.	33

		39

Shares	Security Description	Value (000)
	Semiconductor Equipment — 0.05%
3,191	Lam Research Corp. (a)	$83
5,642	MEMC Electronic Materials, Inc. (a)	101
1,492	Novellus Systems, Inc. (a)	25
4,370	Teradyne, Inc. (a)	30
1,847	Varian Semiconductor Equipment Associates, Inc. (a)	44

		283

	Semiconductors — 0.27%
7,431	Advanced Micro Devices, Inc. (a)	29
7,408	Altera Corp.	121
7,308	Analog Devices, Inc.	181
2,245	Cree, Inc. (a)	66
3,214	Cypress Semiconductor Corp. (a)	29
889	Integrated Device Technology, Inc. (a)	5
804	International Rectifier Corp. (a)	12
1,533	Intersil Corp., Class – A	19
5,611	Linear Technology Corp.	131
11,700	Marvell Technology Group Ltd. (a)	136
6,456	Maxim Integrated Products, Inc.	101
4,181	Microchip Technology, Inc.	94
3,762	Micron Technology, Inc. (a)	19
5,797	National Semiconductor Corp.	73
13,789	NVIDIA Corp. (a)	156
10,612	ON Semiconductor Corp. (a)	73
2,637	Rambus, Inc. (a)	41
1,128	Silicon Laboratories, Inc. (a)	43
6,920	Xilinx, Inc.	142

		1,471

	Soft Drinks — 0.05%
6,627	Coca-Cola Enterprises, Inc.	110
1,738	Hansen Natural Corp. (a)	54
2,842	The Pepsi Bottling Group, Inc.	96

		260

	Specialized Consumer Services — 0.04%
1,155	Brink’s Home Security Holdings, Inc. (a)	32
8,575	H & R Block, Inc.	148
599	Hillenbrand, Inc.	10
80	Weight Watchers International, Inc.	2

		192

	Specialized Finance — 0.09%
1,828	InterContinental Exchange, Inc. (a)	209
4,736	Moody’s Corp.	125
2,527	MSCI, Inc., Class – A (a)	62
1,687	NYSE Euronext	46
1,485	The Nasdaq Stock Market, Inc. (a)	31

		473

	Specialized REITs — 0.08%
2,696	HCP, Inc.	57
1,411	Health Care REIT, Inc.	48

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Specialized REITs (continued)
1,954	Nationwide Health Properties Inc.	$50
1,467	Plum Creek Timber Co., Inc.	44
3,374	Public Storage	221
903	Rayonier, Inc.	33

		453

	Specialty Chemicals — 0.11%
134	Albemarle Corp.	3
5,938	Ecolab, Inc.	232
1,810	International Flavors & Fragrance, Inc.	59
3,488	Nalco Holding Co.	59
1,709	RPM International, Inc.	24
3,082	Sigma-Aldrich Corp.	153
1,486	The Lubrizol Corp.	70

		600

	Specialty Stores — 0.03%
196	Barnes & Noble, Inc.	4
2,168	Dick’s Sporting Goods, Inc. (a)	37
1,262	Office Depot, Inc. (a)	6
3,182	PetSmart, Inc.	68
2,802	Tiffany & Co.	71

		186

	Steel — 0.01%
317	Cliffs Natural Resources, Inc.	8
426	Schnitzer Steel Industries, Inc., Class – A	22

		30

	Systems Software — 0.13%
4,668	BMC Software, Inc. (a)	158
7,655	CA, Inc.	133
1,767	Macrovision Solutions Corp. (a)	39
3,922	McAfee, Inc. (a)	165
2,030	MICROS Systems, Inc. (a)	51
3,690	Novell, Inc. (a)	17
4,770	Red Hat, Inc. (a)	96
2,099	Sybase, Inc. (a)	66

		725

	Technology Distributors — 0.01%
1,253	Arrow Electronics, Inc. (a)	26
1,277	Avnet, Inc. (a)	27

		53

	Thrifts & Mortgage Finance — 0.02%
505	Capitol Federal Financial	19
6,554	Hudson City Bancorp, Inc.	87

		106

	Tires & Rubber — 0.01%
6,105	The Goodyear Tire & Rubber Co. (a)	69

Shares	Security Description	Value (000)
	Tobacco — 0.05%
3,730	Lorillard, Inc.	$253

	Trading Companies & Distributors — 0.06%
3,337	Fastenal Co.	111
514	GATX Corp.	13
1,079	MSC Industrial Direct Co., Inc., Class – A	38
1,552	W.W. Grainger, Inc.	127
561	WESCO International, Inc. (a)	14

		303

	Trucking — 0.02%
387	Con-Way, Inc.	14
2,206	J.B. Hunt Transport Services, Inc.	67
1,296	Landstar System, Inc.	47

		128

	Water Utilities — 0.00%
211	American Water Works Co., Inc.	4

	Wireless Telecommunication Services — 0.05%
2,636	Crown Castle International Corp. (a)	63
1,143	Leap Wireless International, Inc. (a)	38
6,394	MetroPCS Communications, Inc. (a)	85
222	NII Holdings, Inc., Class – B (a)	4
2,939	SBA Communications Corp. (a)	72

		262

	Total SSgA Funds Management, Inc.	30,253

	Sustainable Growth Advisers — 38.09%
	Application Software — 1.35%
181,876	SAP AG – Sponsored ADR	7,309

	Asset Management & Custody Banks — 1.76%
201,987	State Street Corp.	9,534

	Biotechnology — 1.64%
159,199	Genzyme Corp. (a)	8,862

	Communications Equipment — 1.52%
182,207	Qualcomm, Inc.	8,236

	Computer Hardware — 1.29%
49,126	Apple, Inc. (a)	6,997

	Consumer Finance — 1.06%
245,728	American Express Co.	5,711

	Data Processing & Outsourced Services — 3.46%
245,314	Automatic Data Processing, Inc.	8,694
161,100	Visa, Inc., Class – A	10,030

		18,724

	Fertilizers & Agricultural Chemicals — 0.71%
51,800	Monsanto Co.	3,851

	Food Distributors — 1.27%
306,414	Sysco Corp.	6,888

	Health Care Distributors — 0.92%
104,278	Henry Schein, Inc. (a)	5,000

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sustainable Growth Advisers (continued)
	Health Care Equipment — 2.00%
130,572	Medtronic, Inc.	$4,556
147,121	Zimmer Holdings, Inc. (a)	6,267

		10,823

	Health Care Technology — 0.30%
26,200	Cerner Corp. (a)	1,632

	Home Improvement Retail — 1.12%
312,891	Lowe’s Cos., Inc.	6,073

	Hotels, Resorts & Cruise Lines — 0.77%
188,393	Marriott International, Inc., Class – A	4,158

	Household Products — 1.08%
113,987	The Procter & Gamble Co.	5,825

	Internet Retail — 1.56%
100,739	Amazon.com, Inc. (a)	8,428

	Internet Software & Services — 1.66%
21,280	Google, Inc., Class – A (a)	8,971

	Oil & Gas Equipment & Services — 2.72%
267,300	National Oilwell Varco, Inc. (a)	8,730
110,200	Schlumberger Ltd.	5,963

		14,693

	Pharmaceuticals — 1.80%
197,221	Teva Pharmaceutical Industries Ltd. – ADR	9,731

	Restaurants — 1.10%
429,603	Starbucks Corp. (a)	5,967

	Soft Drinks — 2.56%
89,512	PepsiCo, Inc.	4,920
185,562	The Coca-Cola Co.	8,905

		13,825

	Specialty Chemicals — 1.17%
162,533	Ecolab, Inc.	6,337

	Specialty Stores — 1.95%
522,163	Staples, Inc.	10,532

	Systems Software — 2.54%
298,083	Microsoft Corp.	7,086
311,400	Oracle Corp.	6,670

		13,756

	Trading Companies & Distributors — 0.78%
127,700	Fastenal Co.	4,236

	Total Sustainable Growth Advisers	206,099

	Total Common Stocks	434,630

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds — 0.11%
	PIMCO — 0.11%
$600	Hewlett-Packard Co., 1.71%, 5/27/11 (b)	$608

	Total Corporate Bonds	608

	Asset Backed Securities — 0.02%
	PIMCO — 0.02%
20	Capital Auto Receivables Asset Trust, Series 2008-1, Class A2B, 1.04%, 9/15/10 (b)	20
56	Small Business Administration Participation Certificates, Series 2008-20E, Class 1, 5.49%, 5/1/28	60

	Total Asset Backed Securities	80

	Collateralized Mortgage Obligations — 0.07%
	PIMCO — 0.07%
28	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 5.66%, 9/25/45 (b)	17
120	Bank of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47 (b)	96
37	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 5.43%, 2/25/36 (b)	25
41	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 2.94%, 3/25/35 (b)	35
45	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1, 5.89%, 2/25/37 (b)	26
51	Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B, 0.50%, 9/25/46 (b)	19
40	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A, 0.53%, 7/20/46 (b)	15
41	Countrywide Alternative Loan Trust, Series 2005-81, Class A1, 0.59%, 2/25/37 (b)	19
15	Fannie Mae, Series 2005-47, Class PA, 5.50%, 9/25/24	15
40	Freddie Mac, Series 3346, Class FA, 0.52%, 2/15/19 (b)	39
120	Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	90

	Total Collateralized Mortgage Obligations	396

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)	Security Description	Value (000)
	Municipal Bonds — 0.04%
	PIMCO — 0.04%
	Washington — 0.04%
$200	Port Seattle Washington Revenue, Series B1, 7.00%, 5/1/36	$198

	Total Municipal Bonds	198

	U.S. Government Agency Mortgages — 8.07%
	PIMCO — 8.07%
3,500	Fannie Mae, Pool #54469 TBA, 6.00%, 7/13/39	3,657
99	Fannie Mae, Pool #852682, 6.00%, 3/1/36	104
902	Fannie Mae, Pool #871288, 6.00%, 5/1/36	945
28	Fannie Mae, Pool #889414, 6.00%, 11/1/37	30
694	Fannie Mae, Pool #897161, 6.00%, 10/1/36	727
277	Fannie Mae, Pool #900295, 6.00%, 9/1/36	290
561	Fannie Mae, Pool #903747, 6.00%, 10/1/36	588
87	Fannie Mae, Pool #930177, 5.00%, 11/1/38	91
3,708	Fannie Mae, Pool #930255, 5.50%, 12/1/38 (c)	3,832
3,000	Fannie Mae, Pool #940114, 6.00%, 9/1/37 (c)	3,140
9,000	Fannie Mae, Pool #946317, 6.00%, 9/1/37 (c)	9,422
500	Fannie Mae, Pool #949487, 6.00%, 9/1/37	523
107	Fannie Mae, Pool #983335, 6.00%, 7/1/38	112
111	Fannie Mae, Pool #986096, 6.00%, 9/1/38	116
70	Fannie Mae, Pool #986946, 6.00%, 9/1/38	73
419	Fannie Mae, Pool #987393, 6.00%, 10/1/38	438
20	Fannie Mae, Pool #987760, 6.00%, 8/1/38	21
8,000	Fannie Mae, Pool #988031, 6.00%, 8/1/38	8,371
1,656	Fannie Mae, Pool #988399, 6.00%, 9/1/38	1,733
109	Fannie Mae, Pool #988841, 6.00%, 8/1/38	114
820	Fannie Mae, Pool #990711, 6.00%, 9/1/38	857
7,000	Fannie Mae, Pool #991364, 6.00%, 10/1/38	7,324

Principal Amount (000)	Security Description	Value (000)
	U.S. Government Agency Mortgages (continued)
$840	Fannie Mae, Pool #991666, 6.00%, 10/1/38	$879
160	Fannie Mae, Pool #991860, 6.00%, 10/1/38	167
29	Fannie Mae, Pool #992036, 6.00%, 10/1/38	31
99	Fannie Mae, Pool #AA0730, 6.00%, 2/1/39	104

	Total U.S. Government Agency Mortgages	43,689

	U.S. Government Agency Securities — 0.92%
	PIMCO — 0.92%
5,000	Freddie Mac, 0.18%, 7/1/09 (d)	5,000

	Total U.S. Government Agency Securities	5,000

	U.S. Treasury Obligations — 2.83%
	PIMCO — 2.82%
1,200	Treasury Inflation Index Note, 3.50%, 1/15/11	1,534
7,300	Treasury Inflation Index Note, 2.00%, 7/15/14	8,451
22	U.S. Treasury Bill, 0.07%, 7/2/09 (d)	22
5,249	U.S. Treasury Bill, 0.07%, 7/23/09 (c)(d)	5,249

	Total PIMCO	15,256

	SSgA Funds Management, Inc. — 0.01%
73	U.S. Treasury Bill, 0.16%, 9/10/09 (c)(d)	73

	Total SSgA Funds Management, Inc.	73

	Total U.S. Treasury Obligations	15,329

	Yankee Dollars — 0.33%
	PIMCO — 0.33%
1,700	KFW, 4.88%, 6/17/19	1,762

	Total Yankee Dollars	1,762

	Time Deposits — 0.45%
	Jennison Associates LLC — 0.26%
1,372	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	1,372

	PIMCO — 0.06%
338	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	338

	Sustainable Growth Advisers — 0.13%
721	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	721

	Total Time Deposits	2,431

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares or Principal Amount (000)	Security Description	Value (000)
	Money Market Mutual Funds — 0.43%
	PIMCO — 0.33%
1,813,988	SSgA U.S. Government Money Market Fund, 0.00% (b)	$1,814

	SSgA Funds Management, Inc. — 0.10%
531,634	Alliance Money Market Fund Prime Portfolio, 0.20% (b)	532

	Total Money Market Mutual Funds	2,346

	Put Options Purchased — 0.00%
	PIMCO — 0.00%
3,900	Put – FNMA 30 Year TBA Expiring August, 2009 at $97 (e)	—
4,500	Put – FNMA 30 Year TBA Expiring July, 2009 at $96 (e)	—
30	Put – S&P Future Expiring September, 2009 at $250	—
96	Put – S&P Future Expiring September, 2009 at $325	—
160	Put – S&P 500 Future Expiring September, 2009 at $375	2

	Total Put Options Purchased	2

	Repurchase Agreements — 1.24%
	PIMCO — 1.24%
$6,700	JPMorgan Securities, Inc., 0.09%, 7/1/09, (Purchased 6/30/09, proceeds at maturity $6,700,017, collateralized by Fannie Mae, 5.70%, 9/20/22, fair value $6,857,232)	6,700

	Total Repurchase Agreements	6,700

	Total Investments (cost $551,804) — 94.84%	513,171
	Other assets in excess of liabilities — 5.16%	27,903

	Net Assets — 100.00%	$541,074

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

(c)	All or part of this security has been pledged as collateral for various derivatives contracts held by the Portfolio.

(d)	Rate disclosed represents effective yield at purchase.

(e)	The security has been deemed illiquid by the Specialist Manager and represents 0% of the Portfolio.

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

TBA — Security is subject to delayed delivery

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Futures

PIMCO

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(3)	S&P 500 E-mini Future	$(137)	Sep-09	$—
452	S&P Futures	103,452	Sep-09	(1,209)

				$(1,209)

SSgA Funds Management, Inc.

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
5	NASDAQ 100 E-mini Future	$148	Sep-09	$(1)
1	Russell 1000 mini Future	50	Sep-09	(1)
9	S&P 400 E-mini Future	519	Sep-09	(3)

				$(5)

	Net Unrealized Appreciation/(Depreciation)			$(1,214)

Written Options on Futures

PIMCO

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(15)	U.S. Treasury 10 Year Future	$112	$(17)	$(7)	Aug-09	$10

						$10

Currency Contracts

PIMCO

Contract Amount (Local Currency)	Currency	Settlement Date	Settlement Value (000)	Value on 6/30/09	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
1,080,000	Brazilian Real	8/4/09	$503	$547	$44
180,000,000	Japanese Yen	7/2/09	1,874	1,869	(5)

	Total Currencies Purchased		$2,377	$2,416	$39

	Currencies Sold
180,000,000	Japanese Yen	7/2/09	1,868	1,869	(1)
180,000,000	Japanese Yen	8/4/09	1,874	1,869	5
1,800,000	New Zealand Dollar	7/23/09	1,111	1,159	(48)

	Total Currencies Sold		$4,853	$4,897	$(44)

	Net Unrealized Appreciation/(Depreciation)				$(5)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 96.28%
	Frontier Capital Management Company, LLC — 25.85%
	Aerospace & Defense — 0.41%
18,172	Goodrich Corp.	$908
23,070	Orbital Sciences Corp. (a)	350

		1,258

	Alternative Carriers — 0.15%
40,900	Premiere Global Services, Inc. (a)	443

	Apparel Retail — 0.39%
121,978	Chico’s FAS, Inc. (a)	1,187

	Application Software — 0.73%
73,611	Amdocs Ltd. (a)	1,579
21,374	Manhattan Associates, Inc. (a)	389
23,362	TiVo, Inc. (a)	245

		2,213

	Asset Management & Custody Banks — 0.32%
36,361	Waddell & Reed Financial, Inc., Class – A	959

	Auto Parts & Equipment — 0.24%
18,023	Autoliv, Inc.	518
18,520	Gentex Corp.	215

		733

	Biotechnology — 0.35%
27,700	BioMarin Pharmaceutical, Inc. (a)	432
53,797	Nanosphere, Inc. (a)	264
26,100	Osiris Therapeutics, Inc. (a)	351

		1,047

	Coal & Consumable Fuels — 0.32%
20,700	CONSOL Energy, Inc.	703
12,998	Massey Energy Co.	254

		957

	Communications Equipment — 1.07%
29,548	ADTRAN, Inc.	634
25,528	Anaren, Inc. (a)	451
86,098	Arris Group, Inc. (a)	1,047
15,946	Ciena Corp. (a)	165
19,408	CommScope, Inc. (a)	510
41,734	Harmonic, Inc. (a)	246
117,655	Sonus Networks, Inc. (a)	190

		3,243

	Computer Hardware — 0.28%
17,315	Avid Technology, Inc. (a)	232
23,112	Diebold, Inc.	609

		841

	Computer Storage & Peripherals — 0.45%
22,580	Seagate Technology	236
30,268	Seagate Technology Escrow (a)(b)	—
42,814	Western Digital Corp. (a)	1,135

		1,371

Shares	Security Description	Value (000)
	Construction & Engineering — 1.04%
46,856	Chicago Bridge & Iron Co. NV	$581
18,493	Fluor Corp.	949
26,400	Foster Wheeler AG (a)	627
13,245	Jacobs Engineering Group, Inc. (a)	557
18,800	Quanta Services, Inc. (a)	435

		3,149

	Construction & Farm Machinery — 0.31%
19,407	Navistar International Corp. (a)	846
5,695	Oshkosh Corp.	83

		929

	Consumer Electronics — 0.12%
20,000	Harman International Industries, Inc.	376

	Data Processing & Outsourced Services — 0.18%
14,976	Global Payments, Inc.	561

	Diversified Chemicals — 0.38%
40,466	Cabot Corp.	509
13,400	FMC Corp.	634

		1,143

	Diversified Metals & Mining — 0.18%
15,812	Brush Engineered Materials, Inc. (a)	265
15,868	RTI International Metals, Inc. (a)	280

		545

	Diversified Support Services — 0.13%
16,219	Ritchie Bros. Auctioneers, Inc.	380

	Electrical Components & Equipment — 0.65%
18,413	A.O. Smith Corp.	600
37,923	Belden, Inc.	633
7,155	Franklin Electric Co., Inc.	186
11,792	Hubbell, Inc., Class – B	378
5,963	Thomas & Betts Corp. (a)	172

		1,969

	Electronic Components — 0.27%
19,216	DTS, Inc. (a)	520
14,957	Rogers Corp. (a)	303

		823

	Electronic Equipment & Instruments — 0.32%
24,590	Cognex Corp.	347
11,290	Itron, Inc. (a)	622

		969

	Electronic Manufacturing Services — 0.28%
144,667	Flextronics International Ltd. (a)	594
33,396	Jabil Circuit, Inc.	248

		842

	Environmental & Facilities Services — 0.77%
15,678	Clean Harbors, Inc. (a)	846
85,000	EnergySolutions, Inc.	782

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Frontier Capital Management Company, LLC (continued)
	Environmental & Facilities Services (continued)
29,045	Republic Services, Inc., Class – A	$709

		2,337

	General Merchandise Stores — 0.20%
14,715	Dollar Tree, Inc. (a)	620

	Health Care Equipment — 1.07%
164,758	DexCom, Inc. (a)	1,020
95,300	Hansen Medical, Inc. (a)	470
139,979	Insulet Corp. (a)	1,078
42,617	Wright Medical Group, Inc. (a)	693

		3,261

	Health Care Services — 1.01%
21,910	Catalyst Health Solutions, Inc. (a)	546
8,133	Mednax, Inc. (a)	343
84,417	Omnicare, Inc.	2,175

		3,064

	Health Care Supplies — 0.57%
90,436	RTI Biologics, Inc. (a)	388
54,406	The Cooper Cos., Inc.	1,345

		1,733

	Industrial Conglomerates — 0.09%
11,323	Carlisle Cos., Inc.	272

	Industrial Gases — 0.09%
6,500	Airgas, Inc.	263

	Industrial Machinery — 0.73%
46,767	Albany International Corp., Class – A	532
16,080	Kadant, Inc. (a)	182
23,786	Kaydon Corp.	774
19,565	Pall Corp.	520
7,571	Pentair, Inc.	194

		2,202

	Integrated Oil & Gas — 0.09%
9,200	Interoil Corp. (a)	272

	Internet Software & Services — 0.26%
18,800	Cognet Communications Group, Inc. (a)	153
15,800	comScore, Inc. (a)	210
19,038	SAVVIS, Inc. (a)	218
18,292	Switch and Data Facilities Co. (a)	215

		796

	Investment Banking & Brokerage — 0.36%
45,772	GFI Group, Inc.	308
12,100	Lazard Ltd., Class – A	326
22,200	Raymond James Financial, Inc.	382
11,756	Thomas Weisel Partners Group, Inc. (a)	71

		1,087

Shares	Security Description	Value (000)
	IT Consulting & Other Services — 0.14%
44,757	Ness Technologies, Inc. (a)	$175
18,493	Perot Systems Corp., Class – A (a)	265

		440

	Life Sciences Tools & Services — 1.03%
30,365	ICON PLC – ADR (a)	655
37,612	Illumina, Inc. (a)	1,465
6,633	Millipore Corp. (a)	466
22,672	Pharmaceutical Product Development, Inc.	526

		3,112

	Managed Health Care — 0.07%
6,659	Magellan Health Services, Inc. (a)	219

	Marine — 0.18%
17,219	Kirby Corp. (a)	547

	Metal & Glass Containers — 0.91%
114,880	Crown Holdings, Inc. (a)	2,773

	Mortgage REITs — 0.75%
111,000	Annaly Capital Management, Inc.	1,680
172,400	Chimera Investment Corp.	602

		2,282

	Movies & Entertainment — 0.18%
34,640	Cinemark Holdings, Inc.	392
48,599	RHI Entertainment, Inc. (a)	155

		547

	Office Services & Supplies — 0.09%
10,649	Avery Dennison Corp.	274

	Oil & Gas Drilling — 0.32%
7,581	ENSCO International, Inc.	265
22,915	Noble Corp.	693

		958

	Oil & Gas Equipment & Services — 0.51%
5,226	Core Laboratories NV	456
21,977	Dril-Quip, Inc. (a)	837
7,437	National-Oilwell Varco, Inc. (a)	243

		1,536

	Oil & Gas Exploration & Production — 0.66%
13,700	Cabot Oil & Gas Corp., Class – A	420
16,900	Continental Resources, Inc. (a)	469
77,077	Talisman Energy, Inc.	1,101

		1,990

	Oil & Gas Refining & Marketing — 0.44%
28,208	Frontier Oil Corp.	370
23,501	World Fuel Services Corp.	969

		1,339

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Frontier Capital Management Company, LLC (continued)
	Packaged Foods & Meats — 0.10%
22,781	Smithfield Foods, Inc. (a)	$318

	Paper Packaging — 0.13%
24,900	Packaging Corp. of America	403

	Paper Products — 0.08%
26,466	Neenah Paper, Inc.	233

	Pharmaceuticals — 0.08%
8,700	Perrigo Co.	242

	Precious Metals & Minerals — 0.05%
56,751	Hecla Mining Co. (a)	152

	Property & Casualty Insurance — 0.59%
23,847	OneBeacon Insurance Group Ltd.	279
37,300	W.R. Berkley Corp.	801
3,100	White Mountains Insurance Group Ltd.	707

		1,787

	Railroads — 0.14%
27,315	Kansas City Southern Industries, Inc. (a)	440

	Regional Banks — 0.27%
167,968	CapitalSource, Inc.	820

	Reinsurance — 0.42%
11,600	Everest Re Group Ltd.	830
34,380	Montpelier Re Holdings Ltd. – ADR	457

		1,287

	Restaurants — 0.08%
13,400	The Cheesecake Factory, Inc. (a)	232

	Semiconductor Equipment — 0.70%
36,330	ATMI, Inc. (a)	564
14,137	Cabot Microelectronics Corp. (a)	400
26,868	Cymer, Inc. (a)	799
12,395	MEMC Electronic Materials, Inc. (a)	221
19,364	Teradyne, Inc. (a)	133

		2,117

	Semiconductors — 2.60%
46,298	Actel Corp. (a)	497
36,459	Altera Corp.	593
33,330	Cree, Inc. (a)	980
32,831	Fairchild Semiconductor International Corp. (a)	229
60,690	Integrated Device Technology, Inc. (a)	367
46,273	International Rectifier Corp. (a)	685
45,494	Maxim Integrated Products, Inc.	714
37,692	Microsemi Corp. (a)	520
38,111	Mindspeed Technologies, Inc. (a)	82
37,923	National Semiconductor Corp.	476
103,987	PMC-Sierra, Inc. (a)	828
14,874	Silicon Laboratories, Inc. (a)	564

Shares	Security Description	Value (000)
	Semiconductors (continued)
138,364	Skyworks Solutions, Inc. (a)	$1,353

		7,888

	Specialized Consumer Services — 0.14%
31,156	Sotheby’s	440

	Specialty Chemicals — 0.23%
27,765	Albemarle Corp.	710

	Systems Software — 0.12%
11,964	CommVault Systems, Inc. (a)	198
7,368	Macrovision Solutions Corp. (a)	161

		359

	Trading Companies & Distributors — 0.31%
18,984	Watsco, Inc.	929

	Trucking — 0.20%
16,966	Landstar System, Inc.	609

	Wireless Telecommunication Services — 0.52%
80,200	MetroPCS Communications, Inc. (a)	1,067
26,506	NII Holdings, Inc., Class – B (a)	506

		1,573

	Total Frontier Capital Management Company, LLC	78,401

	Geewax & Partners, LLC — 14.48%
	Aerospace & Defense — 0.39%
4,558	Applied Signal Technology, Inc.	116
1,156	Ceradyne, Inc. (a)	21
4,000	Ducommun, Inc.	75
9,900	DynCorp International, Inc., Class – A (a)	166
15,000	Esterline Technologies Corp. (a)	406
10,184	Triumph Group, Inc.	408

		1,192

	Airlines — 0.13%
36,600	AirTran Holdings, Inc. (a)	227
4,400	Allegiant Travel Co. (a)	174

		401

	Aluminum — 0.03%
2,800	Kaiser Aluminum Corp.	101

	Apparel Retail — 0.50%
85,930	Collective Brands, Inc. (a)	1,252
14,100	Genesco, Inc. (a)	265

		1,517

	Application Software — 0.35%
10,000	Fair Isaac Corp.	155
4,000	i2 Technologies, Inc. (a)	50
12,000	JDA Software Group, Inc. (a)	180
6,427	OpenTV Corp., Class – A (a)	8
27,000	Quest Software, Inc. (a)	376
30,200	Smith Micro Software, Inc. (a)	297

		1,066

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Asset Management & Custody Banks — 0.12%
15,000	Gladstone Capital Corp.	$113
5,663	Gladstone Investment Corp.	27
17,700	Penson Worldwide, Inc. (a)	159
7,602	Prospect Capital Corp.	70

		369

	Auto Parts & Equipment — 0.00%
600	Dorman Products, Inc. (a)	8

	Automotive Retail — 0.02%
2,700	America’s Car-Mart, Inc. (a)	55

	Biotechnology — 0.34%
21,333	Alexion Pharmaceuticals, Inc. (a)	877
4,000	Cytokinetics, Inc. (a)	11
40,800	Human Genome Sciences, Inc. (a)	117
5,000	Nabi Biopharmaceuticals (a)	12

		1,017

	Building Products — 0.10%
36,000	Griffon Corp. (a)	300

	Casinos & Gaming — 0.17%
26,600	Ameristar Casinos, Inc.	506

	Coal & Consumable Fuels — 0.10%
1,139	Alliance Holdings GP LP	22
1,526	Alliance Resource Partners LP	49
1,077	International Coal Group, Inc. (a)	3
6,000	National Coal Corp. (a)	7
2,345	Penn Virginia Resource Partners LP	32
38,300	USEC, Inc. (a)	204

		317

	Commercial Printing — 0.01%
2,300	Multi-Color Corp.	28

	Commodity Chemicals — 0.06%
6,755	Koppers Holdings, Inc.	178

	Communications Equipment — 0.63%
1,400	ADTRAN, Inc.	30
2,642	Airvana, Inc. (a)	17
39,500	Arris Group, Inc. (a)	480
8,000	Comtech Telecommunications Corp. (a)	255
17,100	DG FastChannel, Inc. (a)	313
2,300	EMS Technologies, Inc. (a)	48
4,297	Globecomm Systems, Inc. (a)	31
30,700	Harmonic, Inc. (a)	181
4,900	Neutral Tandem, Inc. (a)	144
5,700	Oplink Communications, Inc. (a)	65
19,005	Symmetricom, Inc. (a)	110
9,390	ViaSat, Inc. (a)	241

		1,915

Shares	Security Description	Value (000)
	Computer & Electronics Retail — 0.03%
6,393	hhgregg, Inc. (a)	$97

	Computer Hardware — 0.00%
1,105	Super Micro Computer, Inc. (a)	9

	Computer Storage & Peripherals — 0.01%
700	Immersion Corp. (a)	4
16,000	Quantum Corp. (a)	13

		17

	Construction & Engineering — 0.38%
3,100	AECOM Technology Corp. (a)	99
511	Great Lakes Dredge & Dock Co.	3
20,379	MasTec, Inc. (a)	239
13,086	Michael Baker Corp. (a)	554
5,200	Northwest Pipe Co. (a)	181
2,700	The Shaw Group, Inc. (a)	74

		1,150

	Data Processing & Outsourced Services — 0.33%
3,000	Broadridge Financial Solutions, Inc.	50
2,731	CSG Systems International, Inc. (a)	36
11,300	Euronet Worldwide, Inc. (a)	219
41,208	Global Cash Access Holdings, Inc. (a)	328
9,800	TNS, Inc. (a)	184
25,000	VeriFone Holdings, Inc. (a)	188

		1,005

	Diversified Banks — 0.04%
10,886	Banco Latinoamericano de Exportaciones SA, Class E	135

	Diversified Chemicals — 0.02%
1,860	Ashland, Inc.	52
77	LSB Industries, Inc. (a)	1

		53

	Diversified Metals & Mining — 0.16%
8,986	Compass Minerals International, Inc.	493

	Diversified Support Services — 0.04%
6,292	ATC Technology Corp. (a)	91
3,118	Schawk, Inc.	24

		115

	Education Services — 0.04%
6,400	Lincoln Educational Services Corp. (a)	134

	Electric Utilities — 0.20%
2,000	FPL Group, Inc.	114
5,600	Portland General Electric Co.	109
14,800	Unisource Energy Corp.	393

		616

	Electrical Components & Equipment — 0.12%
4,200	Energy Conversion Devices, Inc. (a)	59
19,100	GrafTech International Ltd. (a)	216
5,234	LaBarge, Inc. (a)	49

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Electrical Components & Equipment (continued)
1,100	Powell Industries, Inc. (a)	$41

		365

	Electronic Components — 0.01%
5,000	CPI International, Inc. (a)	44

	Electronic Equipment & Instruments — 0.12%
35,700	L-1 Identity Solutions, Inc. (a)	276
2,600	MTS Systems Corp.	54
2,200	OSI Systems, Inc. (a)	46

		376

	Electronic Manufacturing Services — 0.20%
18,000	Measurement Specialties, Inc. (a)	127
16,900	Multi-Fineline Electronix, Inc. (a)	362
14,580	RadiSys Corp. (a)	131

		620

	Energy Equipment & Services — 0.00%
136,440	Enbridge Energy Management LLC (a)(b)	—

	Food Retail — 0.05%
8,379	Susser Holdings Corp. (a)	94
1,400	Weis Markets, Inc.	47

		141

	Gas Utilities — 0.01%
1,072	AmeriGas Partners LP	36

	Health Care Equipment — 0.17%
9,200	ev3, Inc. (a)	99
2,000	Hologic, Inc. (a)	29
5,691	Invacare Corp.	100
5,700	Orthofix International NV (a)	143
7,100	Sirona Dental Systems, Inc. (a)	142

		513

	Health Care Facilities — 0.16%
1,329	Assisted Living Concepts, Inc., Class – A (a)	19
12,993	Five Star Quality Care, Inc. (a)	25
6,100	Hanger Orthopedic Group, Inc. (a)	83
9,380	Psychiatric Solutions, Inc. (a)	213
12,877	Skilled Healthcare Group, Inc., Class –A (a)	97
2,705	The Ensign Group, Inc.	38

		475

	Health Care Providers & Services — 0.00%
2,500	Capital Senior Living Corp. (a)	11

	Health Care Services — 0.78%
18,000	Alliance HealthCare Services, Inc. (a)	132
17,286	Chemed Corp.	682
21,354	Emergency Medical Services Corp. (a)	786

Shares	Security Description	Value (000)
	Health Care Services (continued)
13,500	Odyssey HealthCare, Inc. (a)	$139
10,100	Providence Service Corp. (a)	111
17,297	RehabCare Group, Inc. (a)	414
7,408	Res-Care, Inc. (a)	106

		2,370

	Health Care Supplies — 0.00%
2,900	OraSure Technologies, Inc. (a)	7

	Health Care Technology — 0.04%
2,800	Computer Programs & Systems, Inc.	107

	Heavy Electrical Equipment — 0.14%
12,000	AZZ, Inc. (a)	413

	Homefurnishing Retail — 0.04%
4,000	Aaron’s, Inc.	119

	Human Resource & Employment Services — 0.01%
4,500	On Assignment, Inc. (a)	18

	Industrial Machinery — 0.12%
7,943	Barnes Group, Inc.	95
8,959	Columbus McKinnon Corp. (a)	113
5,500	TriMas Corp. (a)	19
2,000	Valmont Industries, Inc.	144

		371

	Industrial REITs — 0.03%
9,337	DuPont Fabros Technology, Inc.	88

	Insurance — 0.05%
7,400	Max Capital Group Ltd.	137
1,000	Meadowbrook Insurance Group, Inc.	6

		143

	Insurance Brokers — 0.02%
10,000	National Financial Partners Corp.	73

	Integrated Telecommunication Services — 0.07%
70,000	Cincinnati Bell, Inc. (a)	199

	Internet Software & Services — 0.12%
34,171	EarthLink, Inc. (a)	253
5,000	InfoSpace, Inc. (a)	33
2,100	Internet Brands, Inc., Class – A (a)	15
6,800	Perficient, Inc. (a)	47
500	Web.com Group, Inc. (a)	3

		351

	Investment Banking & Brokerage — 0.36%
42,375	Knight Capital Group, Inc., Class – A (a)	722
57,488	LaBranche & Co., Inc. (a)	247
1,000	Piper Jaffray Cos., Inc. (a)	44
5,660	SWS Group, Inc.	79

		1,092

	IT Consulting & Other Services — 0.29%
22,000	Ness Technologies, Inc. (a)	86
30,400	Perot Systems Corp., Class – A (a)	435

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	IT Consulting & Other Services (continued)
19,800	SRA International, Inc., Class – A (a)	$348

		869

	Life & Health Insurance — 0.02%
13,262	American Equity Investment Life Holding Co.	74

	Life Sciences Tools & Services — 0.01%
3,850	Albany Molecular Research, Inc. (a)	32

	Machinery — 0.06%
21,768	Force Protection, Inc. (a)	192

	Managed Health Care — 0.21%
20,088	Molina Heathcare, Inc. (a)	480
10,900	Triple-S Management Corp., Class – B (a)	170

		650

	Marine — 0.02%
13,101	Eagle Bulk Shipping, Inc.	61
600	Navios Maritime Partners LP	6

		67

	Metal & Glass Containers — 0.02%
3,492	BWAY Holding Co. (a)	61

	Mortgage REITs — 0.35%
10,800	American Capital Agency Corp.	248
18,248	Capstead Mortgage Corp.	232
35,800	Chimera Investment Corp.	125
15,839	Hatteras Financial Corp.	453

		1,058

	Movies & Entertainment — 0.00%
1,000	CKX, Inc. (a)	7

	Multi-line Insurance — 0.07%
21,400	Horace Mann Educators Corp.	213

	Multi-Sector Holdings — 0.21%
30,687	Leucadia National Corp. (a)	647

	Oil & Gas Equipment & Services — 0.29%
12,700	Bristow Group, Inc. (a)	377
43,000	Cal Dive International, Inc. (a)	371
4,500	GulfMark Offshore, Inc. (a)	124

		872

	Oil & Gas Exploration & Production — 0.14%
33,800	Harvest Natural Resources Inc. (a)	149
13,400	Linn Energy LLC	262

		411

	Oil & Gas Refining & Marketing — 0.29%
10,900	Alon USA Energy, Inc.	113
33,700	Delek US Holdings, Inc.	286
38,200	Western Refining, Inc. (a)	270

Shares	Security Description	Value (000)
	Oil & Gas Refining & Marketing (continued)
5,400	World Fuel Services Corp.	$222

		891

	Oil & Gas Storage & Transportation — 0.14%
8,040	Energy Transfer Partners LP	325
9,548	Teekay Tankers Ltd., Class – A	89

		414

	Packaged Foods & Meats — 0.55%
4,300	B&G Foods, Inc., Class – A	36
37,500	Chiquita Brands International, Inc. (a)	385
19,600	Ralcorp Holdings, Inc. (a)	1,194
7,100	Smart Balance, Inc. (a)	48

		1,663

	Paper Packaging — 0.28%
22,146	Rock-Tenn Co., Class – A	845

	Paper Products — 0.02%
13,300	Buckeye Technologies, Inc. (a)	60

	Personal Products — 0.18%
21,500	American Oriental Bioengineering, Inc. (a)	114
6,298	Chattem, Inc. (a)	429

		543

	Pharmaceuticals — 0.01%
3,100	BMP Sunstone Corp. (a)	15

	Property & Casualty Insurance — 1.19%
4,500	American Safety Insurance Holdings Ltd. (a)	61
31,223	Amerisafe, Inc. (a)	486
26,634	AmTrust Financial Services, Inc.	303
43,949	Aspen Insurance Holdings Ltd.	982
28,000	Assured Guaranty Ltd.	347
6,231	CNA Surety Corp. (a)	84
4,400	Harleysville Group, Inc.	124
12,596	Safety Insurance Group, Inc.	385
16,400	Stewart Information Services Corp.	234
24,361	Tower Group, Inc.	604

		3,610

	Publishing — 0.07%
7,400	Scholastic Corp.	147
11,200	Valassis Communications, Inc. (a)	68

		215

	Regional Banks — 0.35%
27,500	Bank of the Ozarks, Inc.	595
27,000	Oriental Financial Group, Inc.	262
3,100	Park National Corp.	175
1,050	Southside Bancshares, Inc.	24
1,500	Sterling Bancorp	12

		1,068

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Reinsurance — 0.36%
600	Enstar Group Ltd. (a)	$35
2,000	Flagstone Reinsurance Holdings Ltd.	21
8,600	Maiden Holdings Ltd.	57
25,000	Montpelier Re Holdings Ltd. – ADR	332
30,000	Validus Holdings Ltd.	659

		1,104

	Research and Consulting Services — 0.06%
2,000	Huron Consulting Group, Inc. (a)	93
2,900	ICF International, Inc. (a)	80

		173

	Restaurants — 0.38%
6,600	AFC Enterprises, Inc. (a)	45
12,000	CEC Entertainment, Inc. (a)	354
16,177	Cracker Barrel Old Country Store, Inc.	451
10,000	Einstein Noah Restaurant Group, Inc. (a)	86
11,300	Red Robin Gourmet Burgers, Inc. (a)	212

		1,148

	Security & Alarm Services — 0.25%
19,659	GeoEye, Inc. (a)	463
15,400	The Geo Group, Inc. (a)	286

		749

	Semiconductors — 0.38%
17,095	MIPS Technologies, Inc. (a)	51
2,000	NVE Corp. (a)	97
19,351	Sigma Designs, Inc. (a)	311
71,410	Skyworks Solutions, Inc. (a)	698

		1,157

	Specialized Consumer Services — 0.11%
14,500	Regis Corp.	253
2,400	Steiner Leisure Ltd. (a)	73

		326

	Specialized Finance — 0.02%
3,158	Fifth Street Finance Corp.	32
16,150	Primus Guaranty Ltd. (a)	38

		70

	Specialized REITs — 0.13%
22,000	Medical Properties Trust, Inc.	134
16,800	Senior Housing Properties Trust	274

		408

	Specialty Chemicals — 0.14%
10,200	Ferro Corp.	28
16,500	H.B. Fuller Co.	310
8,700	Innospec, Inc.	93

		431

Shares	Security Description	Value (000)
	Specialty Stores — 0.02%
4,300	Conn’s, Inc. (a)	$54

	Steel — 0.04%
6,600	A.M. Castle & Co.	80
8,200	Sutor Technology Group Ltd. (a)	27

		107

	Systems Software — 0.12%
9,400	Macrovision Solutions Corp. (a)	205
8,000	Progress Software Corp. (a)	169

		374

	Technology Distributors — 0.22%
16,825	Insight Enterprises, Inc. (a)	163
14,137	SYNNEX Corp. (a)	353
4,600	Tech Data Corp. (a)	150

		666

	Thrifts & Mortgage Finance — 0.04%
8,900	Ocwen Financial Corp. (a)	115

	Tobacco — 0.00%
2,005	Alliance One International, Inc. (a)	8

	Trading Companies & Distributors — 0.18%
34,500	Beacon Roofing Supply, Inc. (a)	499
1,619	H&E Equipment Services, Inc. (a)	15
2,600	Textainer Group Holdings Ltd.	30

		544

	Trucking — 0.06%
4,900	Marten Transport Ltd. (a)	102
2,000	Old Dominion Freight Line, Inc. (a)	67

		169

	Water Utilities — 0.05%
2,800	American States Water Co.	97
600	Connecticut Water Service, Inc.	13
5,500	Southwest Water Co.	30

		140

	Wireless Telecommunication Services — 0.33%
3,200	Centennial Communications Corp. (a)	27
6,800	iPCS, Inc. (a)	102
3,500	Leap Wireless International, Inc. (a)	115
44,056	Syniverse Holdings, Inc. (a)	706
2,900	USA Mobility, Inc.	37

		987

	Total Geewax & Partners, LLC	43,933

	IronBridge Capital Management LP — 25.98%
	Aerospace & Defense — 0.85%
5,456	Axsys Technologies, Inc. (a)	293
18,598	Esterline Technologies Corp. (a)	503
29,979	Moog, Inc., Class – A (a)	774
29,658	Orbital Sciences Corp. (a)	450

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Aerospace & Defense (continued)
14,150	Triumph Group, Inc.	$566

		2,586

	Agricultural Products — 0.32%
36,426	Corn Products International, Inc.	976

	Apparel Retail — 0.06%
5,380	The Buckle, Inc.	171

	Application Software — 0.90%
20,700	ANSYS, Inc. (a)	645
23,587	Informatica Corp. (a)	405
37,153	Jack Henry & Associates, Inc.	771
37,510	Parametric Technology Corp. (a)	439
30,078	Tyler Technologies, Inc. (a)	470

		2,730

	Asset Management & Custody Banks — 0.21%
24,385	Waddell & Reed Financial, Inc., Class – A	643

	Auto Parts & Equipment — 0.31%
44,835	Gentex Corp.	520
30,425	Superior Industries International, Inc.	429

		949

	Biotechnology — 0.67%
59,026	Cepheid, Inc. (a)	556
46,106	Isis Pharmaceuticals, Inc. (a)	761
16,541	Metabolix, Inc. (a)	136
6,600	Myriad Genetics, Inc. (a)	235
1,650	Myriad Pharmaceuticals, Inc. (a)	8
11,549	Onyx Pharmaceuticals, Inc. (a)	326

		2,022

	Building Products — 0.48%
49,375	Apogee Enterprises, Inc.	607
25,471	Universal Forest Products, Inc.	843

		1,450

	Casinos & Gaming — 0.25%
24,015	WMS Industries, Inc. (a)	757

	Commodity Chemicals — 0.22%
54,131	Methanex Corp.	663

	Communications Equipment — 0.53%
26,923	Polycom, Inc. (a)	546
63,172	Tekelec (a)	1,063

		1,609

	Computer Storage & Peripherals — 0.31%
24,154	Synaptics, Inc. (a)	933

	Construction & Engineering — 0.40%
38,463	Insituform Technologies, Inc., Class – A (a)	653
47,274	MasTec, Inc. (a)	554

		1,207

Shares	Security Description	Value (000)
	Construction & Farm Machinery — 0.29%
30,104	Astec Industries, Inc. (a)	$894

	Consumer Electronics — 0.19%
28,980	Universal Electronics, Inc. (a)	584

	Diversified Chemicals — 0.38%
24,312	FMC Corp.	1,150

	Diversified Real Estate Activities — 0.19%
21,419	The St. Joe Co. (a)	567

	Education Services — 0.28%
3,927	Strayer Education, Inc.	856

	Electric Utilities — 0.21%
13,884	ITC Holdings Corp.	630

	Electrical Components & Equipment — 1.01%
25,765	American Superconductor Corp. (a)	676
63,419	GrafTech International Ltd. (a)	717
12,353	SunPower Corp., Class – A (a)	296
33,555	Thomas & Betts Corp. (a)	968
20,905	Woodward Governor Co.	414

		3,071

	Electronic Equipment & Instruments — 1.03%
45,514	Daktronics, Inc.	350
43,623	FLIR Systems, Inc. (a)	984
6,822	Itron, Inc. (a)	376
48,434	National Instruments Corp.	1,093
15,478	Rofin-Sinar Technologies, Inc. (a)	310

		3,113

	Electronic Manufacturing Services — 0.27%
42,416	Trimble Navigation Ltd. (a)	833

	Environmental & Facilities Services — 0.13%
13,890	Tetra Tech, Inc. (a)	398

	Footwear — 0.30%
41,168	Wolverine World Wide, Inc.	908

	Gas Utilities — 0.60%
24,167	AGL Resources, Inc.	768
40,746	UGI Corp.	1,039

		1,807

	General Merchandise Stores — 0.09%
13,410	Big Lots, Inc. (a)	282

	Health Care Distributors — 0.55%
37,923	Owens & Minor, Inc.	1,662

	Health Care Equipment — 0.72%
33,276	ABIOMED, Inc. (a)	294
11,410	Gen-Probe, Inc. (a)	490
36,442	Hansen Medical, Inc. (a)	180
11,444	IDEXX Laboratories, Inc. (a)	529
13,359	SonoSite, Inc. (a)	268
22,079	ZOLL Medical Corp. (a)	427

		2,188

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Health Care Supplies — 0.08%
8,056	Neogen Corp. (a)	$233

	Health Care Technology — 0.49%
23,677	Cerner Corp. (a)	1,475

	Household Appliances — 0.11%
11,795	Snap-on, Inc.	339

	Housewares & Specialties — 0.27%
31,754	Tupperware Brands Corp.	826

	Industrial Conglomerates — 0.12%
14,305	Raven Industries, Inc.	366

	Industrial Machinery — 0.81%
18,718	IDEX Corp.	460
17,774	Kaydon Corp.	579
14,337	Lincoln Electric Holdings, Inc.	517
12,338	Valmont Industries, Inc.	889

		2,445

	Internet Retail — 0.14%
10,110	Netflix, Inc. (a)	418

	Investment Banking & Brokerage — 0.59%
41,837	Jefferies Group, Inc. (a)	892
29,982	Knight Capital Group, Inc., Class – A (a)	511
23,920	optionsXpress Holdings, Inc.	372

		1,775

	Leisure Products — 0.16%
95,171	Callaway Golf Co.	482

	Life Sciences Tools & Services — 1.61%
17,950	Albany Molecular Research, Inc. (a)	151
7,130	Dionex Corp. (a)	435
84,005	Exelixis, Inc. (a)	409
31,256	Illumina, Inc. (a)	1,217
24,583	Luminex Corp. (a)	456
9,386	Techne Corp.	599
41,319	Varian, Inc. (a)	1,629

		4,896

	Marine — 0.43%
56,043	Alexander & Baldwin, Inc.	1,314

	Metal & Glass Containers — 0.28%
25,273	AptarGroup, Inc.	853

	Multi-line Insurance — 0.51%
71,377	American Financial Group, Inc.	1,540

	Multi-Sector Holdings — 0.10%
10,824	PICO Holdings, Inc. (a)	311

	Multi-Utilities — 0.85%
90,305	Avista Corp.	1,608
41,678	Black Hills Corp.	958

		2,566

Shares	Security Description	Value (000)
	Office REITs — 0.56%
7,510	Alexandria Real Estate Equities, Inc.	$269
48,307	Corporate Office Properties	1,417

		1,686

	Oil & Gas Drilling — 0.23%
25,149	Unit Corp. (a)	693

	Oil & Gas Equipment & Services — 0.71%
11,584	Lufkin Industries, Inc.	487
17,107	Oceaneering International, Inc. (a)	773
30,886	Oil States International, Inc. (a)	748
19,482	Tesco Corp. (a)	155

		2,163

	Oil & Gas Exploration & Production — 0.43%
25,522	Cabot Oil & Gas Corp., Class – A	782
32,196	Swift Energy Co. (a)	536

		1,318

	Oil & Gas Storage & Transportation — 0.29%
48,044	Southern Union Co.	883

	Packaged Foods & Meats — 0.15%
20,931	Flowers Foods, Inc.	457

	Property & Casualty Insurance — 0.79%
5,010	Alleghany Corp. (a)	1,358
25,317	Argo Group International Holdings Ltd. – ADR (a)	714
22,921	Stewart Information Services Corp.	327

		2,399

	Regional Banks — 1.07%
24,124	Cullen/Frost Bankers, Inc.	1,113
9,498	IBERIABANK Corp.	374
27,988	TCF Financial Corp.	374
11,537	United Bankshares, Inc.	225
23,416	Westamerica Bancorp	1,162

		3,248

	Residential REITs — 0.47%
38,668	Mid-America Apartment Communities, Inc.	1,419

	Semiconductor Equipment — 0.16%
20,536	Varian Semiconductor Equipment Associates, Inc. (a)	493

	Semiconductors — 0.52%
88,455	Cypress Semiconductor Corp. (a)	814
35,833	Semtech Corp. (a)	570
9,779	Standard Microsystems Corp. (a)	200

		1,584

	Specialized Finance — 0.11%
16,354	Financial Federal Corp.	336

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Specialty Chemicals — 0.70%
17,269	Arch Chemicals, Inc.	$424
26,352	Lubrizol Corp.	1,247
12,213	Minerals Technologies, Inc.	440

		2,111

	Specialty Stores — 0.40%
29,606	Tractor Supply Co. (a)	1,223

	Steel — 0.15%
22,353	Carpenter Technology Corp.	465

	Systems Software — 0.25%
10,784	Sybase, Inc. (a)	338
59,921	TeleCommunication Systems, Inc. , Class – A (a)	426

		764

	Technology Distributors — 0.18%
22,176	ScanSource, Inc. (a)	544

	Thrifts & Mortgage Finance — 0.28%
48,173	Provident Financial Services, Inc.	439
30,788	Washington Federal, Inc.	400

		839

	Trading Companies & Distributors — 0.23%
8,804	GATX Corp.	227
18,383	WESCO International, Inc. (a)	460

		687

	Total IronBridge Capital Management LP	78,790

	Mellon Capital Management Corp. — 13.52%
	Aerospace & Defense — 0.18%
3,300	American Science & Engineering, Inc.	228
6,700	DynCorp International, Inc., Class – A (a)	113
12,948	Orbital Sciences Corp. (a)	196

		537

	Agricultural Products — 0.03%
5,209	Fresh Del Monte Produce, Inc. (a)	85

	Airlines — 0.11%
6,800	Alaska Air Group, Inc. (a)	124
1,600	Allegiant Travel Co. (a)	64
12,841	SkyWest, Inc.	131

		319

	Apparel Retail — 0.28%
3,892	Aeropostale, Inc. (a)	133
8,300	Citi Trends, Inc. (a)	215
16,141	Dress Barn, Inc. (a)	231
5,330	Jos. A. Bank Clothiers, Inc. (a)	184
8,100	Shoe Carnival, Inc. (a)	96

		859

Shares	Security Description	Value (000)
	Apparel, Accessories & Luxury — 0.09%
3,599	Fossil, Inc. (a)	$87
17,100	Oxford Industries, Inc.	199

		286

	Application Software — 0.63%
5,436	Concur Technologies, Inc. (a)	169
8,300	Fair Isaac Corp.	128
10,690	Interactive Intelligence, Inc. (a)	131
5,567	Jack Henry & Associates, Inc.	116
14,761	JDA Software Group, Inc. (a)	221
12,184	Manhattan Associates, Inc. (a)	222
8,249	Net 1 UEPS Technologies, Inc. (a)	112
19,600	NetScout Systems, Inc. (a)	184
25,600	S1 Corp. (a)	177
20,300	SuccessFactors, Inc. (a)	186
5,239	Taleo Corp., Class – A (a)	96
15,200	TiVo, Inc. (a)	159

		1,901

	Asset Management & Custody Banks — 0.15%
16,400	Apollo Investment Corp.	98
12,300	Calamos Asset Management, Inc., Class – A	174
20,100	Penson Worldwide, Inc. (a)	180

		452

	Auto Parts & Equipment — 0.07%
6,686	Fuel Systems Solutions, Inc. (a)	135
7,800	Spartan Motors, Inc.	88

		223

	Biotechnology — 0.62%
2,300	Alexion Pharmaceuticals, Inc. (a)	95
23,100	Alkermes, Inc. (a)	250
4,800	Alnylam Pharmaceuticals, Inc. (a)	107
17,535	Isis Pharmaceuticals, Inc. (a)	289
12,359	Martek Biosciences Corp.	261
30,400	Maxygen, Inc. (a)	204
14,100	Momenta Pharmaceuticals, Inc. (a)	170
4,300	Myriad Genetics, Inc. (a)	153
2,075	Myriad Pharmaceuticals, Inc. (a)	10
2,900	Onyx Pharmaceuticals, Inc. (a)	82
3,181	OSI Pharmaceuticals, Inc. (a)	90
8,000	Progenics Pharmaceuticals, Inc. (a)	41
12,574	Seattle Genetics, Inc. (a)	122

		1,874

	Broadcasting — 0.02%
4,559	Fisher Communications, Inc.	58

	Building Products — 0.07%
6,200	AAON, Inc.	123
13,383	Gibraltar Industries, Inc.	92

		215

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Casinos & Gaming — 0.11%
4,729	Bally Technologies, Inc. (a)	$141
6,049	WMS Industries, Inc. (a)	191

		332

	Commercial Printing — 0.14%
6,300	Consolidated Graphics, Inc. (a)	110
7,642	Ennis, Inc.	95
11,200	M & F Worldwide Corp. (a)	224

		429

	Commodity Chemicals — 0.07%
8,386	Calgon Carbon Corp. (a)	117
6,300	Innophos Holdings, Inc.	106

		223

	Communications Equipment — 0.50%
27,700	Acme Packet, Inc. (a)	280
11,280	Anaren, Inc. (a)	199
27,700	Arris Group, Inc. (a)	337
14,600	Avocent Corp. (a)	204
18,599	Harmonic, Inc. (a)	110
19,640	Oplink Communications, Inc. (a)	224
7,000	Starent Networks Corp. (a)	171

		1,525

	Computer & Electronics Retail — 0.01%
1,773	Systemax, Inc. (a)	21

	Computer Storage & Peripherals — 0.15%
11,488	Intermec, Inc. (a)	148
14,896	Netezza Corp. (a)	124
4,327	Synaptics, Inc. (a)	167

		439

	Construction & Engineering — 0.17%
20,200	Dycom Industries, Inc. (a)	223
10,083	EMCOR Group, Inc. (a)	203
3,000	Granite Construction, Inc.	100

		526

	Construction & Farm Machinery — 0.11%
7,800	Cascade Corp.	123
13,500	Federal Signal Corp.	103
3,126	Wabtec Corp.	101

		327

	Consumer Finance — 0.17%
7,400	EZCORP, Inc., Class – A (a)	80
21,600	Nelnet, Inc., Class – A (a)	294
7,654	World Acceptance Corp. (a)	152

		526

	Containers & Packaging — 0.04%
4,500	AEP Industries, Inc. (a)	119

Shares	Security Description	Value (000)
	Data Processing & Outsourced Services — 0.23%
15,559	TeleTech Holdings, Inc. (a)	$236
20,400	VeriFone Holdings, Inc. (a)	153
11,800	Wright Express Corp. (a)	300

		689

	Diversified Banks — 0.07%
16,549	Banco Latinoamericano de Exportaciones SA, Class E	206

	Diversified Chemicals — 0.05%
13,702	Olin Corp.	163

	Diversified REITs — 0.02%
7,752	Investors Real Estate Trust	69

	Diversified Support Services — 0.12%
14,739	ATC Technology Corp. (a)	214
6,800	Comfort Systems USA, Inc.	70
5,187	Viad Corp.	89

		373

	Education Services — 0.09%
13,000	Corinthian Colleges, Inc. (a)	220
1,174	DeVry, Inc.	59

		279

	Electric Utilities — 0.09%
13,404	El Paso Electric Co. (a)	187
3,400	UIL Holdings Corp.	76

		263

	Electrical Components & Equipment — 0.32%
3,900	American Superconductor Corp. (a)	102
5,400	Belden, Inc.	90
9,800	Brady Corp., Class – A	246
3,215	Energy Conversion Devices, Inc. (a)	46
8,000	EnerSys (a)	146
10,834	GrafTech International Ltd. (a)	123
10,426	Woodward Governor Co.	206

		959

	Electronic Components — 0.04%
5,700	Rogers Corp. (a)	115

	Electronic Manufacturing Services — 0.10%
14,691	Benchmark Electronics, Inc. (a)	212
12,879	TTM Technologies, Inc. (a)	102

		314

	Environmental & Facilities Services — 0.03%
3,400	Tetra Tech, Inc. (a)	97

	Food Distributors — 0.04%
4,600	Nash Finch Co.	125

	Food Retail — 0.11%
11,800	The Pantry, Inc. (a)	196
4,300	Weis Markets, Inc.	144

		340

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Footwear — 0.14%
6,800	Steven Madden Ltd. (a)	$173
11,909	Wolverine World Wide, Inc.	263

		436

	Gas Utilities — 0.08%
9,930	Piedmont Natural Gas Co., Inc.	239

	General Merchandise Stores — 0.06%
14,100	Fred’s, Inc., Class – A	178

	Health Care Distributors — 0.08%
12,500	Pharmerica Corp. (a)	245

	Health Care Equipment — 0.41%
18,600	American Medical Systems Holdings, Inc. (a)	294
10,900	Cyberonics, Inc. (a)	181
12,673	Invacare Corp.	224
6,500	Quidel Corp. (a)	95
10,254	Somanetics Corp. (a)	169
2,698	SonoSite, Inc. (a)	54
9,000	STERIS Corp.	235

		1,252

	Health Care Facilities — 0.10%
12,700	HealthSouth Corp. (a)	183
9,500	Kindred Healthcare, Inc. (a)	118

		301

	Health Care Services — 0.09%
2,600	Amedisys, Inc. (a)	86
3,100	CorVel Corp. (a)	70
18,287	Cross Country Healthcare, Inc. (a)	126

		282

	Health Care Supplies — 0.11%
20,000	Align Technology, Inc. (a)	212
7,988	Merit Medical Systems, Inc. (a)	130

		342

	Health Care Technology — 0.05%
14,300	Vital Images, Inc. (a)	162

	Home Entertainment Software — 0.03%
9,000	Take-Two Interactive Software, Inc.	85

	Home Furnishings — 0.07%
15,376	Tempur-Pedic International, Inc.	201

	Homebuilding — 0.04%
5,700	Meritage Homes Corp. (a)	108

	Hotels, Resorts & Cruise Lines — 0.05%
12,700	Gaylord Entertainment Co. (a)	161

	Household Products — 0.06%
18,200	Central Garden & Pet Co. (a)	179

Shares	Security Description	Value (000)
	Human Resource & Employment Services — 0.09%
6,371	CDI Corp.	$71
17,213	MPS Group, Inc. (a)	131
2,200	Watson Wyatt Worldwide, Inc., Class – A	83

		285

	Independent Power Producers & Energy Traders — 0.04%
3,296	Ormat Technologies, Inc.	133

	Industrial Conglomerates — 0.05%
11,000	Tredegar Corp.	147

	Industrial Machinery — 0.34%
6,736	Actuant Corp., Class – A	82
9,600	Briggs & Stratton Corp.	128
7,747	Chart Industries, Inc. (a)	141
6,639	CIRCOR International, Inc.	157
11,099	Kadant, Inc. (a)	125
3,539	L.B. Foster Co., Class – A (a)	107
6,500	Robbins & Myers, Inc.	125
10,072	Tecumseh Products Co., Class – A (a)	98
3,500	Watts Water Technologies, Inc., Class – A	75

		1,038

	Industrial REITs — 0.07%
21,481	First Potomac Realty Trust	209

	Integrated Telecommunication Services — 0.08%
12,767	NTELOS Holding Corp.	235

	Internet Retail — 0.07%
10,693	Overstock.com, Inc. (a)	128
11,200	Stamps.com, Inc. (a)	95

		223

	Internet Software & Services — 0.17%
33,861	EarthLink, Inc. (a)	251
5,400	j2 Global Communications, Inc. (a)	122
679	Sohu.com, Inc. (a)	42
2,200	VistaPrint Ltd. (a)	94

		509

	Investment Banking & Brokerage — 0.22%
16,200	GFI Group, Inc.	109
15,199	Knight Capital Group, Inc., Class – A (a)	259
7,602	optionsXpress Holdings, Inc.	118
2,300	Stifel Financial Corp. (a)	111
5,700	SWS Group, Inc.	80

		677

	IT Consulting & Other Services — 0.21%
6,600	CACI International, Inc., Class – A (a)	282
11,500	Gartner, Inc. (a)	176
15,200	RightNow Technologies, Inc. (a)	179

		637

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Leisure Products — 0.04%
3,976	Polaris Industries, Inc.	$128

	Life & Health Insurance — 0.09%
11,009	Delphi Financial Group, Inc., Class – A	214
6,231	Presidential Life Corp.	47

		261

	Life Sciences Tools & Services — 0.25%
13,425	Albany Molecular Research, Inc. (a)	113
2,959	Dionex Corp. (a)	181
11,800	Medivation, Inc. (a)	264
5,157	Varian, Inc. (a)	203

		761

	Managed Health Care — 0.15%
5,994	AMERIGROUP Corp. (a)	161
11,100	Centene Corp. (a)	222
2,580	Magellan Health Services, Inc. (a)	84

		467

	Marine — 0.02%
3,359	American Commercial Lines, Inc. (a)	52

	Movies & Entertainment — 0.06%
4,757	Marvel Entertainment, Inc. (a)	169

	Multi-Sector Holdings — 0.03%
9,700	Compass Diversified Holdings, Inc.	78

	Multi-Utilities — 0.14%
11,900	NorthWestern Corp.	271
13,800	PNM Resources, Inc.	148

		419

	Office REITs — 0.18%
26,000	BioMed Realty Trust, Inc.	266
5,300	Highwoods Properties, Inc.	119
13,000	Parkway Properties, Inc.	169

		554

	Office Services & Supplies — 0.04%
16,980	Knoll, Inc.	129

	Oil & Gas Equipment & Services — 0.11%
2,400	Lufkin Industries, Inc.	101
18,600	Willbros Group, Inc. (a)	233

		334

	Oil & Gas Exploration & Production — 0.40%
9,100	Bill Barrett Corp. (a)	250
5,400	Comstock Resources, Inc. (a)	178
3,400	Concho Resources, Inc. (a)	98
4,624	Contango Oil & Gas Co. (a)	196
11,400	EXCO Resources, Inc. (a)	147
2,100	Goodrich Petroleum Corp. (a)	52
5,300	Penn Virginia Corp.	87

Shares	Security Description	Value (000)
	Oil & Gas Exploration & Production (continued)
14,300	Rosetta Resources, Inc. (a)	$125
15,300	VAALCO Energy, Inc. (a)	65

		1,198

	Oil & Gas Refining & Marketing — 0.06%
4,600	World Fuel Services Corp.	190

	Oil & Gas Storage & Transportation — 0.07%
7,350	Knightsbridge Tankers Ltd.	100
3,500	Nordic American Tanker Shipping Ltd.	112

		212

	Packaged Foods & Meats — 0.13%
8,762	Flowers Foods, Inc.	192
3,100	J & J Snack Foods Corp.	111
1,800	Lancaster Colony Corp.	79

		382

	Paper Products — 0.12%
7,301	Clearwater Paper Corp. (a)	185
18,994	Glatfelter Co.	169

		354

	Pharmaceuticals — 0.15%
6,848	BioMimetic Therapeutics, Inc. (a)	63
13,900	Cadence Pharmaceuticals, Inc. (a)	139
7,800	Valeant Pharmaceuticals International (a)	201
9,600	ViroPharma, Inc. (a)	57

		460

	Property & Casualty Insurance — 0.23%
3,973	American Physicians Capital, Inc.	156
16,794	AmTrust Financial Services, Inc.	191
9,363	Aspen Insurance Holdings Ltd.	209
1,900	FPIC Insurance Group, Inc. (a)	58
1,999	RLI Corp.	90

		704

	Regional Banks — 0.72%
9,943	Cathay General Bancorp	95
20,400	Central Pacific Financial Corp.	76
5,734	Community Bank System, Inc.	83
17,808	First Bancorp	70
13,714	First Financial Bancorp.	103
7,528	FirstMerit Corp.	128
11,300	International Bancshares Corp.	117
12,059	National Penn Bancshares, Inc.	56
11,200	Old Second Bancorp, Inc.	66
10,500	Oriental Financial Group, Inc.	102
17,300	PacWest Bancorp	228
8,000	Signature Bank (a)	217
21,515	Sterling Bancshares, Inc.	136
18,569	Susquehanna Bancshares, Inc.	91
4,609	SVB Financial Group (a)	125
6,100	Trustmark Corp.	118

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Regional Banks (continued)
5,109	UMB Financial Corp.	$194
8,452	Umpqua Holdings Corp.	66
6,200	United Bankshares, Inc.	121

		2,192

	Reinsurance — 0.08%
5,900	IPC Holdings Ltd.	161
2,900	Platinum Underwriters Holdings Ltd.	83

		244

	Research and Consulting Services — 0.08%
9,924	CBIZ, Inc. (a)	70
8,349	School Specialty, Inc. (a)	169

		239

	Residential REITs — 0.02%
4,400	Post Properties, Inc.	59

	Restaurants — 0.32%
12,000	California Pizza Kitchen, Inc. (a)	160
7,300	DineEquity, Inc.	228
8,400	P.F. Chang’s China Bistro, Inc. (a)	269
8,400	Ruby Tuesday, Inc. (a)	56
15,400	The Cheesecake Factory, Inc. (a)	266

		979

	Retail REITs — 0.12%
14,708	Inland Real Estate Corp.	103
14,900	National Retail Properties, Inc.	258

		361

	Semiconductor Equipment — 0.17%
7,700	Advanced Energy Industries, Inc. (a)	69
11,100	Tessera Technologies, Inc. (a)	281
13,825	Ultratech, Inc. (a)	170

		520

	Semiconductors — 0.42%
9,891	Micrel, Inc.	72
20,000	Microsemi Corp. (a)	276
13,109	OmniVision Technologies, Inc. (a)	136
18,158	Pericom Semiconductor Corp. (a)	153
25,100	Skyworks Solutions, Inc. (a)	246
9,900	Standard Microsystems Corp. (a)	202
10,700	Volterra Semiconductor Corp. (a)	141
4,900	Zoran Corp. (a)	53

		1,279

	Specialized Consumer Services — 0.09%
3,100	Matthews International Corp., Class – A	96
10,200	Regis Corp.	178

		274

Shares	Security Description	Value (000)
	Specialized REITs — 0.22%
25,081	Extra Space Storage, Inc.	$210
11,700	Healthcare Realty Trust, Inc.	197
3,947	National Health Investors, Inc.	105
9,400	Senior Housing Properties Trust	153

		665

	Specialty Chemicals — 0.10%
14,916	Landec Corp. (a)	101
5,422	Mineral Technologies, Inc.	196

		297

	Specialty Stores — 0.12%
8,100	Jo-Ann Stores, Inc. (a)	167
4,400	Tractor Supply Co. (a)	182

		349

	Steel — 0.06%
13,398	Worthington Industries, Inc.	171

	Systems Software — 0.07%
3,308	Sybase, Inc. (a)	104
8,300	Wind River Systems, Inc. (a)	95

		199

	Technology Distributors — 0.07%
9,193	ScanSource, Inc. (a)	225

	Thrifts & Mortgage Finance — 0.18%
24,001	Bank Mutual Corp.	209
8,600	Dime Community Bancshares	79
6,927	First Financial Holdings, Inc.	65
22,200	Provident New York Bancorp	180

		533

	Tires & Rubber — 0.02%
7,300	Cooper Tire & Rubber Co.	72

	Tobacco — 0.07%
5,989	Universal Corp.	198

	Trading Companies & Distributors — 0.17%
6,300	Aceto Corp.	42
10,300	Aircastle Ltd.	76
8,040	Applied Industrial Technologies, Inc.	159
9,000	Beacon Roofing Supply, Inc. (a)	130
10,100	Houston Wire & Cable Co.	120

		527

	Trucking — 0.21%
14,300	Celadon Group, Inc. (a)	120
12,500	Dollar Thrifty Automotive Group, Inc. (a)	174
6,300	Marten Transport Ltd. (a)	131
11,200	Saia, Inc. (a)	202

		627

	Water Utilities — 0.05%
3,700	Consolidated Water Co. Ltd.	59
4,415	SJW Corp.	100

		159

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Wireless Telecommunication Services — 0.15%
12,168	Syniverse Holdings, Inc. (a)	$195
21,000	USA Mobility, Inc.	268

		463

	Total Mellon Capital Management Corp.	41,016

	Sterling Johnston Capital Management, L.P. — 16.45%
	Aerospace & Defense — 0.98%
31,300	AAR Corp. (a)	502
21,700	Cubic Corp.	777
23,750	HEICO Corp.	861
12,600	Stanley, Inc. (a)	414
10,247	Triumph Group, Inc.	410

		2,964

	Apparel Retail — 0.71%
72,150	AnnTaylor Stores Corp. (a)	576
46,600	Collective Brands, Inc. (a)	679
25,003	The Gymboree Corp. (a)	887

		2,142

	Apparel, Accessories & Luxury — 0.19%
23,770	Carter’s, Inc. (a)	585

	Application Software — 0.91%
18,954	Blackboard, Inc. (a)	547
99,300	Compuware Corp. (a)	681
15,378	Concur Technologies, Inc. (a)	478
97,592	Lawson Software, Inc. (a)	545
36,600	Quest Software, Inc. (a)	510

		2,761

	Automotive Retail — 0.22%
39,550	Penske Automotive Group, Inc.	658

	Biotechnology — 0.80%
36,700	BioMarin Pharmaceutical, Inc. (a)	573
16,366	Genomic Health, Inc. (a)	284
10,100	Osiris Therapeutics, Inc. (a)	136
71,447	Seattle Genetics, Inc. (a)	694
8,850	United Therapeutics Corp. (a)	737

		2,424

	Communications Equipment — 0.16%
20,500	InterDigital, Inc. (a)	501

	Construction & Engineering — 0.24%
41,150	Tutor Perini Corp. (a)	714

	Construction & Farm Machinery — 0.11%
10,350	Wabtec Corp.	333

	Data Processing & Outsourced Services — 0.22%
43,272	CyberSource Corp. (a)	662

	Diversified Metals & Mining — 0.21%
36,200	RTI International Metals, Inc. (a)	640

Shares	Security Description	Value (000)
	Diversified Support Services — 0.17%
28,950	Healthcare Services Group, Inc.	$518

	Electrical Components & Equipment — 0.74%
63,494	EnerSys (a)	1,155
48,550	GrafTech International Ltd. (a)	549
13,250	Regal-Beloit Corp.	526

		2,230

	Electronic Equipment & Instruments — 0.43%
122,300	Cogent, Inc. (a)	1,312

	Environmental & Facilities Services — 0.28%
8,300	Clean Harbors, Inc. (a)	448
45,150	EnergySolutions, Inc.	416

		864

	Health Care Equipment — 1.36%
23,700	China Medical Technologies, Inc. – Sponsored ADR	472
36,000	Cyberonics, Inc. (a)	599
15,757	Integra LifeSciences Holdings (a)	418
22,912	Meridian Bioscience, Inc.	517
12,450	NuVasive, Inc. (a)	555
29,070	SonoSite, Inc. (a)	583
33,746	Volcano Corp. (a)	472
30,803	Wright Medical Group, Inc. (a)	501

		4,117

	Health Care Services — 0.49%
67,195	Alliance HealthCare Services, Inc. (a)	492
23,263	Catalyst Health Solutions, Inc. (a)	580
25,250	Gentiva Health Services, Inc. (a)	416

		1,488

	Health Care Supplies — 0.21%
10,968	Haemonetics Corp. (a)	625

	Health Care Technology — 0.40%
39,400	Allscripts-Misys Healthcare Solutions, Inc.	625
16,150	athenahealth, Inc. (a)	598

		1,223

	Home Entertainment Software — 0.28%
30,000	Perfect World Co. Ltd. – Sponsored ADR (a)	858

	Household Products — 0.18%
49,000	Central Garden & Pet Co. (a)	539

	Industrial Machinery — 0.50%
19,055	Kaydon Corp.	620
10,694	Middleby Corp. (a)	470
11,350	Nordson Corp.	439

		1,529

	Internet Retail — 0.23%
49,350	Shutterfly, Inc. (a)	689

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sterling Johnston Capital Management, L.P. (continued)
	Internet Software & Services — 1.32%
8,050	Bankrate, Inc. (a)	$203
14,684	Digital River, Inc. (a)	533
34,450	j2 Global Communications, Inc. (a)	777
29,600	Mercadolibre, Inc. (a)	796
46,611	SkillSoft PLC – ADR (a)	364
68,300	ValueClick, Inc. (a)	718
33,729	Websense, Inc. (a)	602

		3,993

	Investment Banking & Brokerage — 0.43%
28,000	Investment Technology Group, Inc. (a)	571
25,900	KBW, Inc. (a)	745

		1,316

	Life Sciences Tools & Services — 0.30%
5,228	AMAG Pharmaceuticals, Inc. (a)	286
27,720	Medivation, Inc. (a)	621

		907

	Marine — 0.15%
21,600	Genco Shipping & Trading Ltd.	469

	Metal & Glass Containers — 0.17%
11,450	Greif, Inc., Class – A	506

	Metals & Mining — 0.09%
42,300	Patriot Coal Corp. (a)	270

	Oil & Gas Equipment & Services — 0.41%
60,918	Tesco Corp. (a)	484
60,141	Willbros Group, Inc. (a)	752

		1,236

	Packaged Foods & Meats — 0.19%
61,850	Del Monte Foods Co.	580

	Paper Packaging — 0.22%
17,569	Rock-Tenn Co., Class – A	671

	Pharmaceuticals — 0.18%
42,450	Eurand NV (a)	552

	Research and Consulting Services — 0.34%
58,000	Duff & Phelps Corp., Class – A	1,031

	Restaurants — 0.42%
10,550	CEC Entertainment, Inc. (a)	311
35,800	Texas Roadhouse, Inc., Class – A (a)	390
33,850	The Cheesecake Factory, Inc. (a)	586

		1,287

	Security & Alarm Services — 0.36%
45,870	GeoEye, Inc. (a)	1,081

Shares or Principal Amount (000)	Security Description	Value (000)
	Semiconductors — 0.98%
52,100	Cypress Semiconductor Corp. (a)	$479
29,430	Diodes, Inc. (a)	460
90,100	Fairchild Semiconductor International Corp. (a)	630
26,450	Intersil Holding Corp.	333
38,350	Semtech Corp. (a)	610
87,250	TriQuint Semiconductor, Inc. (a)	463

		2,975

	Specialty Retail — 0.03%
16,900	Coldwater Creek, Inc. (a)	102

	Steel — 0.22%
54,654	A.M. Castle & Co.	660

	Systems Software — 0.49%
32,200	Ariba, Inc. (a)	317
31,462	CommVault Systems, Inc. (a)	521
25,550	MICROS Systems, Inc. (a)	647

		1,485

	Trucking — 0.13%
11,600	Old Dominion Freight Line, Inc. (a)	389

	Total Sterling Johnston Capital Management, L.P.	49,886

	Total Common Stocks	292,026

	Time Deposits — 3.68%
	Frontier Capital Management Company, LLC — 1.50%
$4,539	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	4,539

	Geewax & Partners, LLC — 0.18%
563	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	563

	IronBridge Capital Management LP — 0.88%
2,661	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,661

	Mellon Capital Management Corp. — 0.09%
279	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	279

	Sterling Johnston Capital Management, L.P. — 1.03%
3,136	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	3,136

	Total Time Deposits	11,178

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares	Security Description	Value (000)
	Mutual Funds — 0.78%
	Geewax & Partners, LLC — 0.68%
44,453	iShares Russell 2000 Value Index Fund	$2,068

	IronBridge Capital Management LP — 0.10%
5,650	iShares Russell 2000 Index Fund	288

	Total Mutual Funds	2,356

	Total Investments (cost $328,218) — 100.74%	305,560
	Liabilities in excess of other assets — (0.74)%	(2,243)

	Net Assets — 100.00%	$303,317

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Escrow security due to bankruptcy.

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 95.24%
	Frontier Capital Management Company, LLC — 19.15%
	Aerospace & Defense — 0.31%
8,928	Goodrich Corp.	$446
11,403	Orbital Sciences Corp. (a)	173

		619

	Alternative Carriers — 0.11%
20,100	Premiere Global Services, Inc. (a)	218

	Apparel Retail — 0.29%
59,997	Chico’s FAS, Inc. (a)	584

	Application Software — 0.56%
36,289	Amdocs Ltd. (a)	778
10,526	Manhattan Associates, Inc. (a)	192
14,638	TiVo, Inc. (a)	154

		1,124

	Asset Management & Custody Banks — 0.23%
17,939	Waddell & Reed Financial, Inc., Class – A	473

	Auto Parts & Equipment — 0.18%
8,877	Autoliv, Inc.	256
9,080	Gentex Corp.	105

		361

	Biotechnology — 0.26%
13,600	BioMarin Pharmaceutical, Inc. (a)	213
26,503	Nanosphere, Inc. (a)	130
12,900	Osiris Therapeutics, Inc. (a)	173

		516

	Coal & Consumable Fuels — 0.23%
10,200	CONSOL Energy, Inc.	346
6,402	Massey Energy Co.	125

		471

	Communications Equipment — 0.79%
14,552	ADTRAN, Inc.	313
12,572	Anaren, Inc. (a)	222
42,403	Arris Group, Inc. (a)	516
7,854	Ciena Corp. (a)	81
9,592	CommScope, Inc. (a)	252
20,566	Harmonic, Inc. (a)	121
57,945	Sonus Networks, Inc. (a)	93

		1,598

	Computer Hardware — 0.21%
8,528	Avid Technology, Inc. (a)	115
11,388	Diebold, Inc.	300

		415

	Computer Storage & Peripherals — 0.34%
11,120	Seagate Technology	116
21,086	Western Digital Corp. (a)	559

		675

Shares	Security Description	Value (000)
	Construction & Engineering — 0.77%
23,044	Chicago Bridge & Iron Co. NV	$285
9,107	Fluor Corp.	467
13,000	Foster Wheeler AG (a)	309
6,555	Jacobs Engineering Group, Inc. (a)	276
9,200	Quanta Services, Inc. (a)	213

		1,550

	Construction & Farm Machinery — 0.23%
9,493	Navistar International Corp. (a)	414
2,805	Oshkosh Corp.	41

		455

	Consumer Electronics — 0.09%
9,800	Harman International Industries, Inc.	184

	Data Processing & Outsourced Services — 0.14%
7,324	Global Payments, Inc.	274

	Diversified Chemicals — 0.28%
19,934	Cabot Corp.	251
6,600	FMC Corp.	312

		563

	Diversified Metals & Mining — 0.13%
7,788	Brush Engineered Materials, Inc. (a)	131
7,832	RTI International Metals, Inc. (a)	138

		269

	Diversified Support Services — 0.09%
7,981	Ritchie Bros. Auctioneers, Inc.	187

	Electrical Components & Equipment — 0.48%
9,087	A.O. Smith Corp.	296
18,677	Belden, Inc.	312
3,545	Franklin Electric Co., Inc.	92
5,808	Hubbell, Inc., Class – B	186
2,937	Thomas & Betts Corp. (a)	85

		971

	Electronic Components — 0.20%
9,424	DTS, Inc. (a)	255
7,343	Rogers Corp. (a)	149

		404

	Electronic Equipment & Instruments — 0.24%
12,110	Cognex Corp.	171
5,610	Itron, Inc. (a)	309

		480

	Electronic Manufacturing Services — 0.21%
71,233	Flextronics International Ltd. (a)	293
16,404	Jabil Circuit, Inc.	121

		414

	Environmental & Facilities Services — 0.57%
7,722	Clean Harbors, Inc. (a)	417
41,800	EnergySolutions, Inc.	385

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Frontier Capital Management Company, LLC (continued)
	Environmental & Facilities Services (continued)
14,305	Republic Services, Inc., Class – A	$349

		1,151

	General Merchandise Stores — 0.15%
7,185	Dollar Tree, Inc. (a)	302

	Health Care Equipment — 0.80%
81,133	DexCom, Inc. (a)	502
46,900	Hansen Medical, Inc. (a)	232
68,921	Insulet Corp. (a)	531
20,983	Wright Medical Group, Inc. (a)	341

		1,606

	Health Care Services — 0.75%
10,790	Catalyst Health Solutions, Inc. (a)	269
3,967	Mednax, Inc. (a)	167
41,483	Omnicare, Inc.	1,069

		1,505

	Health Care Supplies — 0.42%
44,564	RTI Biologics, Inc. (a)	191
26,794	The Cooper Cos., Inc.	663

		854

	Industrial Conglomerates — 0.07%
5,577	Carlisle Cos., Inc.	134

	Industrial Gases — 0.06%
3,200	Airgas, Inc.	130

	Industrial Machinery — 0.54%
23,033	Albany International Corp., Class – A	262
7,920	Kadant, Inc. (a)	89
11,714	Kaydon Corp.	381
9,635	Pall Corp.	256
3,729	Pentair, Inc.	96

		1,084

	Integrated Oil & Gas — 0.07%
4,500	Interoil Corp. (a)	133

	Internet Software & Services — 0.19%
9,300	Cognet Communications Group, Inc. (a)	76
7,800	comScore, Inc. (a)	104
9,362	SAVVIS, Inc. (a)	107
9,008	Switch and Data Facilities Co. (a)	106

		393

	Investment Banking & Brokerage — 0.26%
22,528	GFI Group, Inc.	152
5,900	Lazard Ltd., Class – A	159
10,900	Raymond James Financial, Inc.	187
5,844	Thomas Weisel Partners Group, Inc. (a)	35

		533

Shares	Security Description	Value (000)
	IT Consulting & Other Services — 0.11%
22,043	Ness Technologies, Inc. (a)	$86
9,107	Perot Systems Corp., Class – A (a)	131

		217

	Life Sciences Tools & Services — 0.76%
14,935	ICON PLC – ADR (a)	322
18,388	Illumina, Inc. (a)	716
3,267	Millipore Corp. (a)	229
11,128	Pharmaceutical Product Development, Inc.	259

		1,526

	Managed Health Care — 0.05%
3,241	Magellan Health Services, Inc. (a)	106

	Marine — 0.13%
8,481	Kirby Corp. (a)	270

	Metal & Glass Containers — 0.68%
56,620	Crown Holdings, Inc. (a)	1,367

	Mortgage REITs — 0.56%
54,600	Annaly Capital Management, Inc.	827
84,800	Chimera Investment Corp.	296

		1,123

	Movies & Entertainment — 0.13%
17,060	Cinemark Holdings, Inc.	193
23,901	RHI Entertainment, Inc. (a)	76

		269

	Office Services & Supplies — 0.07%
5,251	Avery Dennison Corp.	135

	Oil & Gas Drilling — 0.23%
3,757	ENSCO International, Inc.	131
11,285	Noble Corp.	341

		472

	Oil & Gas Equipment & Services — 0.38%
2,574	Core Laboratories NV	224
10,823	Dril-Quip, Inc. (a)	412
3,663	National-Oilwell Varco, Inc. (a)	120

		756

	Oil & Gas Exploration & Production — 0.49%
6,700	Cabot Oil & Gas Corp., Class – A	205
8,300	Continental Resources, Inc. (a)	230
37,923	Talisman Energy, Inc.	542

		977

	Oil & Gas Refining & Marketing — 0.33%
13,892	Frontier Oil Corp.	182
11,599	World Fuel Services Corp.	478

		660

	Packaged Foods & Meats — 0.08%
11,219	Smithfield Foods, Inc. (a)	157

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Frontier Capital Management Company, LLC (continued)
	Paper Packaging — 0.10%
12,300	Packaging Corp. of America	$199

	Paper Products — 0.06%
13,034	Neenah Paper, Inc.	115

	Pharmaceuticals — 0.06%
4,300	Perrigo Co.	119

	Precious Metals & Minerals — 0.04%
27,949	Hecla Mining Co. (a)	75

	Property & Casualty Insurance — 0.43%
11,753	OneBeacon Insurance Group Ltd.	137
18,300	W.R. Berkley Corp.	393
1,500	White Mountains Insurance Group Ltd.	342

		872

	Railroads — 0.11%
13,385	Kansas City Southern Industries, Inc. (a)	216

	Regional Banks — 0.20%
82,532	CapitalSource, Inc.	403

	Reinsurance — 0.31%
5,700	Everest Re Group Ltd.	408
16,920	Montpelier Re Holdings Ltd. – ADR	225

		633

	Restaurants — 0.06%
6,600	The Cheesecake Factory, Inc. (a)	114

	Semiconductor Equipment — 0.52%
17,870	ATMI, Inc. (a)	278
6,963	Cabot Microelectronics Corp. (a)	197
13,232	Cymer, Inc. (a)	393
6,105	MEMC Electronic Materials, Inc. (a)	109
9,536	Teradyne, Inc. (a)	65

		1,042

	Semiconductors — 1.88%
22,802	Actel Corp. (a)	245
17,941	Altera Corp.	292
16,370	Cree, Inc. (a)	481
29,890	Integrated Device Technology, Inc. (a)	181
22,827	International Rectifier Corp. (a)	338
22,406	Maxim Integrated Products, Inc.	352
18,508	Microsemi Corp. (a)	255
18,769	Mindspeed Technologies, Inc. (a)	40
18,677	National Semiconductor Corp.	234
51,213	PMC-Sierra, Inc. (a)	408
7,326	Silicon Laboratories, Inc. (a)	278
68,136	Skyworks Solutions, Inc. (a)	666

		3,770

	Specialized Consumer Services — 0.11%
15,344	Sotheby’s	216

Shares	Security Description	Value (000)
	Specialty Chemicals — 0.17%
13,635	Albemarle Corp.	$349

	Systems Software — 0.09%
5,836	CommVault Systems, Inc. (a)	97
3,632	Macrovision Solutions Corp. (a)	79

		176

	Trading Companies & Distributors — 0.23%
9,316	Watsco, Inc.	456

	Trucking — 0.15%
8,334	Landstar System, Inc.	299

	Wireless Telecommunication Services — 0.38%
39,500	MetroPCS Communications, Inc. (a)	525
12,994	NII Holdings, Inc., Class – B (a)	248

		773

	Total Frontier Capital Management Company, LLC	38,492

	Geewax & Partners, LLC — 16.69%
	Aerospace & Defense — 0.41%
4,852	Applied Signal Technology, Inc.	124
3,700	Ducommun, Inc.	69
7,800	DynCorp International, Inc., Class – A (a)	131
11,338	Esterline Technologies Corp. (a)	307
5,016	Triumph Group, Inc.	201

		832

	Air Freight & Logistics — 0.01%
1,014	Hub Group, Inc., Class – A (a)	21

	Airlines — 0.15%
25,100	Airtran Holdings, Inc. (a)	155
3,725	Allegiant Travel Co. (a)	148

		303

	Aluminum — 0.12%
6,600	Kaiser Aluminum Corp.	237

	Apparel Retail — 0.46%
50,454	Collective Brands, Inc. (a)	735
10,000	Genesco, Inc. (a)	188

		923

	Application Software — 0.51%
7,700	Fair Isaac Corp.	119
2,700	i2 Technologies, Inc. (a)	34
8,500	JDA Software Group, Inc. (a)	127
5,600	OpenTV Corp., Class – A (a)	8
34,579	Quest Software, Inc. (a)	482
26,000	Smith Micro Software, Inc. (a)	255
289	Sonic Solutions (a)	1

		1,026

	Asset Management & Custody Banks — 0.10%
1,700	Gladstone Capital Corp.	13

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Asset Management & Custody Banks (continued)
5,800	Gladstone Investment Corp.	$28
547	Harris & Harris Group, Inc. (a)	3
500	PennantPark Investment Corp.	4
11,662	Penson Worldwide, Inc. (a)	104
5,655	Prospect Capital Corp.	52

		204

	Auto Parts & Equipment — 0.00%
600	Dorman Products, Inc. (a)	8

	Automotive Retail — 0.03%
2,600	America’s Car-Mart, Inc. (a)	53

	Biotechnology — 0.39%
15,000	Alexion Pharmaceuticals, Inc. (a)	617
5,100	Cytokinetics, Inc. (a)	14
50,626	Human Genome Sciences, Inc. (a)	145

		776

	Building Products — 0.08%
19,200	Griffon Corp. (a)	160

	Casinos & Gaming — 0.15%
15,634	Ameristar Casinos, Inc.	298

	Coal & Consumable Fuels — 0.11%
561	Alliance Holdings GP LP	11
1,174	Alliance Resource Partners LP	38
1,023	International Coal Group, Inc. (a)	3
5,335	National Coal Corp. (a)	6
1,155	Penn Virginia Resource Partners LP	16
27,218	USEC, Inc. (a)	145

		219

	Commercial Printing — 0.01%
2,061	Multi-Color Corp.	25

	Commodity Chemicals — 0.09%
6,745	Koppers Holdings, Inc.	178

	Communications Equipment — 0.74%
3,574	Airvana, Inc. (a)	23
29,800	Arris Group, Inc. (a)	362
5,500	Comtech Telecommunications Corp. (a)	175
16,086	DG FastChannel, Inc. (a)	294
2,000	EMS Technologies, Inc. (a)	42
4,381	Globecomm Systems, Inc. (a)	31
23,858	Harmonic, Inc. (a)	140
3,778	Harris Stratex Networks, Inc., Class – A (a)	24
3,000	Neutral Tandem, Inc. (a)	89
2,700	Oplink Communications, Inc. (a)	31
6,000	Opnext, Inc. (a)	13
14,305	Symmetricom, Inc. (a)	83
7,200	ViaSat, Inc. (a)	185

		1,492

Shares	Security Description	Value (000)
	Computer & Electronics Retail — 0.09%
4,589	Conn’s, Inc. (a)	$57
8,707	hhgregg, Inc. (a)	132

		189

	Computer Hardware — 0.01%
3,800	Super Micro Computer, Inc. (a)	29

	Computer Storage & Peripherals — 0.04%
16,303	Immersion Corp. (a)	80
10,693	Quantum Corp. (a)	9

		89

	Construction & Engineering — 0.36%
1,000	AECOM Technology Corp. (a)	32
16,921	MasTec, Inc. (a)	198
10,000	Michael Baker Corp. (a)	424
2,300	The Shaw Group, Inc. (a)	63

		717

	Data Processing & Outsourced Services — 0.45%
3,000	Broadridge Financial Solutions, Inc.	50
3,892	CSG Systems International, Inc. (a)	51
10,300	Euronet Worldwide, Inc. (a)	200
32,810	Global Cash Access Holdings, Inc. (a)	261
7,800	TNS, Inc (a)	146
25,000	VeriFone Holdings, Inc. (a)	188

		896

	Diversified Banks — 0.07%
10,814	Banco Latinoamericano de Exportaciones SA, Class – E	134

	Diversified Chemicals — 0.02%
1,143	Ashland, Inc.	32

	Diversified Metals & Mining — 0.17%
6,110	Compass Minerals International, Inc.	336

	Diversified Support Services — 0.05%
5,248	ATC Technology Corp. (a)	76
3,500	Schawk, Inc.	26

		102

	Education Services — 0.05%
4,727	Lincoln Educational Services Corp. (a)	99

	Electric Utilities — 0.23%
1,000	FPL Group, Inc.	57
5,300	Portland General Electric Co.	103
11,600	Unisource Energy Corp.	308

		468

	Electrical Components & Equipment — 0.15%
3,300	Energy Conversion Devices, Inc. (a)	47
17,500	GrafTech International Ltd. (a)	198
2,666	LaBarge, Inc. (a)	25
800	Powell Industries, Inc. (a)	29

		299

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Electronic Components — 0.01%
3,375	CPI International, Inc. (a)	$29

	Electronic Equipment & Instruments — 0.15%
27,800	L-1 Identity Solutions, Inc. (a)	215
2,300	MTS Systems Corp.	48
1,700	OSI Systems, Inc. (a)	35

		298

	Electronic Manufacturing Services — 0.26%
17,506	Measurement Specialties, Inc. (a)	123
14,101	Multi-Fineline Electronix, Inc. (a)	302
11,600	RadiSys Corp. (a)	105

		530

	Food Retail — 0.11%
4,242	Susser Holdings Corp. (a)	47
4,300	Weis Markets, Inc.	144
1,578	Winn-Dixie Stores, Inc. (a)	20

		211

	Gas Utilities — 0.01%
528	AmeriGas Partners LP	18

	Health Care Equipment — 0.18%
6,000	ev3, Inc. (a)	64
1,700	Hologic, Inc. (a)	24
6,000	Invacare Corp.	106
4,300	Orthofix International N.V. (a)	108
3,019	Sirona Dental Systems, Inc. (a)	60

		362

	Health Care Facilities — 0.15%
1,700	Assisted Living Concepts, Inc., Class – A (a)	25
8,106	Five Star Quality Care, Inc. (a)	16
3,000	Hanger Orthopedic Group, Inc. (a)	41
4,620	Psychiatric Solutions, Inc. (a)	105
11,353	Skilled Healthcare Group, Inc., Class – A (a)	85
2,279	The Ensign Group, Inc.	32

		304

	Health Care Services — 0.78%
17,124	Alliance HealthCare Services, Inc. (a)	126
8,514	Chemed Corp.	336
11,546	Emergency Medical Services Corp. (a)	425
1,300	IPC The Hospitalist Co. (a)	35
9,711	Odyssey Healthcare, Inc. (a)	100
7,319	Providence Service Corp. (a)	80
12,880	RehabCare Group, Inc. (a)	308
10,900	Res-Care, Inc. (a)	156

		1,566

	Health Care Supplies — 0.01%
4,200	OraSure Technologies, Inc. (a)	10

Shares	Security Description	Value (000)
	Health Care Technology — 0.04%
2,000	Computer Programs & Systems, Inc.	$77

	Heavy Electrical Equipment — 0.15%
8,500	AZZ, Inc. (a)	292

	Homefurnishing Retail — 0.05%
3,200	Aaron’s, Inc.	95

	Housewares & Specialties — 0.03%
2,000	Blyth, Inc.	66

	Human Resource & Employment Services — 0.01%
6,200	On Assignment, Inc. (a)	24

	Industrial Conglomerates — 0.01%
1,527	Tredegar Corp.	20

	Industrial Machinery — 0.17%
3,954	Barnes Group, Inc.	47
5,600	Columbus McKinnon Corp. (a)	71
4,000	TriMas Corp. (a)	14
3,000	Valmont Industries, Inc.	216

		348

	Industrial REITs — 0.03%
6,300	DuPont Fabros Technology, Inc.	59

	Insurance — 0.07%
6,700	Max Capital Group Ltd.	124
2,800	Meadowbrook Insurance Group, Inc.	18

		142

	Insurance Brokers — 0.03%
8,400	National Financial Partners Corp.	62

	Integrated Telecommunication Services — 0.08%
54,900	Cincinnati Bell, Inc. (a)	156

	Internet Software & Services — 0.13%
16,829	EarthLink, Inc. (a)	125
2,600	InfoSpace, Inc. (a)	17
4,600	Internet Brands, Inc., Class – A (a)	32
4,800	Perficient, Inc. (a)	34
1,569	Rackspace Hosting, Inc. (a)	22
5,600	Web.com Group, Inc. (a)	31

		261

	Investment Banking & Brokerage — 0.46%
32,217	Knight Capital Group, Inc., Class – A (a)	549
44,567	LaBranche & Co., Inc. (a)	192
2,401	Piper Jaffray Cos., Inc. (a)	105
5,940	SWS Group, Inc.	83

		929

	IT Consulting & Other Services — 0.43%
19,552	Ness Technologies, Inc. (a)	76
27,600	Perot Systems Corp., Class – A (a)	395
22,353	SRA International Inc., Class – A (a)	393

		864

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Life & Health Insurance — 0.03%
12,271	American Equity Investment Life Holding Co.	$68

	Life Sciences Tools & Services — 0.02%
4,200	Albany Molecular Research, Inc. (a)	35

	Machinery — 0.09%
19,800	Force Protection, Inc. (a)	175

	Managed Health Care — 0.22%
14,700	Molina Heathcare, Inc. (a)	352
6,000	Triple-S Management Corp., Class – B (a)	93

		445

	Marine — 0.02%
8,899	Eagle Bulk Shipping, Inc.	42

	Metal & Glass Containers — 0.02%
2,789	BWAY Holding Co. (a)	49

	Mortgage REITs — 0.44%
9,700	American Capital Agency Corp.	223
12,278	Capstead Mortgage Corp.	156
22,286	Chimera Investment Corp.	77
14,964	Hatteras Financial Corp.	428

		884

	Movies & Entertainment — 0.00%
800	CKX, Inc. (a)	6

	Multi-line Insurance — 0.07%
13,855	Horace Mann Educators Corp.	138

	Multi-Sector Holdings — 0.17%
16,443	Leucadia National Corp. (a)	347

	Oil & Gas Equipment & Services — 0.29%
8,700	Bristow Group, Inc. (a)	258
22,600	Cal Dive International, Inc. (a)	195
4,500	GulfMark Offshore, Inc. (a)	124

		577

	Oil & Gas Exploration & Production — 0.11%
22,880	Harvest Natural Resources Inc. (a)	101
6,600	Linn Energy LLC	129

		230

	Oil & Gas Refining & Marketing — 0.34%
8,866	Alon USA Energy, Inc.	92
25,215	Delek US Holdings, Inc.	214
26,800	Western Refining, Inc. (a)	189
4,540	World Fuel Services Corp.	187

		682

	Oil & Gas Storage & Transportation — 0.10%
3,960	Energy Transfer Partners LP	160
5,445	Teekay Tankers Ltd., Class – A	51

		211

Shares	Security Description	Value (000)
	Packaged Foods & Meats — 0.62%
4,384	B&G Foods, Inc., Class – A	$37
30,500	Chiquita Brands International, Inc. (a)	313
14,000	Ralcorp Holdings, Inc. (a)	853
7,000	Smart Balance, Inc. (a)	47

		1,250

	Paper Packaging — 0.27%
14,354	Rock-Tenn Co., Class – A	548

	Paper Products — 0.03%
11,400	Buckeye Technologies, Inc. (a)	51

	Personal Products — 0.17%
10,000	American Oriental Bioengineering, Inc. (a)	53
4,312	Chattem, Inc. (a)	294

		347

	Property & Casualty Insurance — 1.15%
2,621	American Safety Insurance Holdings Ltd. (a)	36
16,977	Amerisafe, Inc. (a)	264
13,866	AmTrust Financial Services, Inc.	158
32,351	Aspen Insurance Holdings Ltd.	723
21,000	Assured Guaranty Ltd.	260
3,069	CNA Surety Corp. (a)	41
1,674	Harleysville Group, Inc.	47
5,162	PMA Capital Corp., Class – A (a)	23
6,204	Safety Insurance Group, Inc.	190
11,305	Stewart Information Services Corp.	161
16,566	Tower Group, Inc.	411

		2,314

	Publishing — 0.16%
13,000	Scholastic Corp.	257
9,000	Valassis Communications, Inc. (a)	55

		312

	Regional Banks — 0.46%
24,824	Bank of the Ozarks, Inc.	537
21,800	Oriental Financial Group, Inc.	212
2,300	Park National Corp.	130
1,581	Southside Bancshares, Inc.	36
1,000	Sterling Bancorp	8

		923

	Reinsurance — 0.41%
300	Enstar Group Ltd. (a)	18
2,400	Flagstone Reinsurance Holdings Ltd.	25
3,300	Maiden Holdings Ltd.	21
21,900	Montpelier Re Holdings Ltd. – ADR	291
21,348	Validus Holdings Ltd.	469

		824

	Research and Consulting Services — 0.04%
800	Huron Consulting Group, Inc. (a)	37
1,400	ICF International, Inc. (a)	39

		76

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Geewax & Partners, LLC (continued)
	Restaurants — 0.43%
3,900	AFC Enterprises, Inc. (a)	$27
8,888	CEC Entertainment, Inc. (a)	262
12,500	Cracker Barrel Old Country Store, Inc.	349
6,855	Einstein Noah Restaurant Group, Inc. (a)	59
8,700	Red Robin Gourmet Burgers, Inc. (a)	163

		860

	Security & Alarm Services — 0.24%
11,641	GeoEye, Inc. (a)	274
11,000	The Geo Group, Inc. (a)	205

		479

	Semiconductors — 0.63%
13,254	MIPS Technologies, Inc. (a)	40
2,000	NVE Corp. (a)	97
16,100	Sigma Designs, Inc. (a)	258
85,162	Skyworks Solutions, Inc. (a)	833
3,500	Techwell, Inc. (a)	30

		1,258

	Specialized Consumer Services — 0.11%
10,100	Regis Corp.	176
1,500	Steiner Leisure Ltd. (a)	46

		222

	Specialized Finance — 0.03%
1,698	Fifth Street Finance Corp.	17
1,975	Life Partners Holdings, Inc.	28
10,100	Primus Guaranty Ltd. (a)	24

		69

	Specialized REITs — 0.16%
18,400	Medical Properties Trust, Inc.	112
12,700	Senior Housing Properties Trust	207

		319

	Specialty Chemicals — 0.16%
10,904	Ferro Corp.	30
12,000	H.B. Fuller Co.	225
6,000	Innospec, Inc.	65

		320

	Steel — 0.05%
5,681	A.M. Castle & Co.	68
9,378	Sutor Technology Group Ltd. (a)	31

		99

	Systems Software — 0.14%
6,500	Macrovision Solutions Corp. (a)	142
6,271	Progress Software Corp. (a)	133

		275

Shares	Security Description	Value (000)
	Technology Distributors — 0.39%
12,504	Insight Enterprises, Inc. (a)	$121
13,245	SYNNEX Corp. (a)	331
10,000	Tech Data Corp. (a)	327

		779

	Thrifts & Mortgage Finance — 0.07%
8,754	Ocwen Financial Corp. (a)	113
2,800	Tree.com, Inc. (a)	27

		140

	Tobacco — 0.00%
1,600	Alliance One International, Inc. (a)	6

	Trading Companies & Distributors — 0.15%
18,600	Beacon Roofing Supply, Inc. (a)	269
1,681	H&E Equipment Services, Inc. (a)	16
800	Textainer Group Holdings Ltd.	9

		294

	Trucking — 0.07%
4,355	Marten Transport Ltd. (a)	90
1,600	Old Dominion Freight Line, Inc. (a)	54

		144

	Water Utilities — 0.04%
1,700	American States Water Co.	59
5,668	Southwest Water Co.	31

		90

	Wireless Telecommunication Services — 0.39%
7,880	iPCS, Inc. (a)	118
2,500	Leap Wireless International, Inc. (a)	82
31,569	Syniverse Holdings, Inc. (a)	506
6,000	USA Mobility, Inc.	77

		783

	Total Geewax & Partners, LLC	33,539

	IronBridge Capital Management LP — 26.32%
	Aerospace & Defense — 0.99%
5,597	Axsys Technologies, Inc. (a)	300
13,397	Esterline Technologies Corp. (a)	363
20,666	Moog, Inc., Class – A (a)	533
28,262	Orbital Sciences Corp. (a)	429
9,318	Triumph Group, Inc.	373

		1,998

	Agricultural Products — 0.33%
24,805	Corn Products International, Inc.	665

	Apparel Retail — 0.06%
3,630	The Buckle, Inc.	115

	Application Software — 0.79%
12,120	ANSYS, Inc. (a)	378
16,971	Informatica Corp. (a)	292
20,932	Jack Henry & Associates, Inc.	434

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Application Software (continued)
18,512	Parametric Technology Corp. (a)	$216
17,637	Tyler Technologies, Inc. (a)	276

		1,596

	Asset Management & Custody Banks — 0.17%
12,671	Waddell & Reed Financial, Inc., Class – A	334

	Auto Parts & Equipment — 0.28%
26,108	Gentex Corp.	303
18,020	Superior Industries International, Inc.	254

		557

	Biotechnology — 0.64%
37,687	Cepheid, Inc. (a)	355
22,745	Isis Pharmaceuticals, Inc. (a)	375
16,219	Metabolix, Inc. (a)	133
5,540	Myriad Genetics, Inc. (a)	198
1,385	Myriad Pharmaceuticals, Inc. (a)	7
8,040	Onyx Pharmaceuticals, Inc. (a)	227

		1,295

	Building Products — 0.47%
31,171	Apogee Enterprises, Inc.	383
16,926	Universal Forest Products, Inc.	560

		943

	Casinos & Gaming — 0.25%
16,218	WMS Industries, Inc. (a)	511

	Commodity Chemicals — 0.21%
35,190	Methanex Corp.	431

	Communications Equipment — 0.51%
13,288	Polycom, Inc. (a)	269
44,728	Tekelec (a)	753

		1,022

	Computer Storage & Peripherals — 0.32%
16,375	Synaptics, Inc (a)	633

	Construction & Engineering — 0.35%
18,989	Insituform Technologies, Inc., Class – A (a)	322
32,593	MasTec, Inc. (a)	382

		704

	Construction & Farm Machinery — 0.25%
17,203	Astec Industries, Inc. (a)	511

	Consumer Electronics — 0.14%
14,302	Universal Electronics, Inc. (a)	288

	Diversified Chemicals — 0.41%
17,365	FMC Corp.	821

	Diversified Real Estate Activities — 0.17%
13,162	The St. Joe Co. (a)	349

	Education Services — 0.27%
2,507	Strayer Education, Inc.	547

Shares	Security Description	Value (000)
	Electric Utilities — 0.22%
9,575	ITC Holdings Corp.	$434

	Electrical Components & Equipment — 1.08%
15,355	American Superconductor Corp. (a)	403
56,020	GrafTech International Ltd. (a)	634
11,073	SunPower Corp., Class – A (a)	265
20,578	Thomas & Betts Corp. (a)	593
14,342	Woodward Governor Co.	284

		2,179

	Electronic Equipment & Instruments — 1.09%
33,943	Daktronics, Inc.	261
31,826	FLIR Systems, Inc. (a)	718
4,808	Itron, Inc. (a)	265
29,723	National Instruments Corp.	671
13,946	Rofin-Sinar Technologies, Inc. (a)	279

		2,194

	Electronic Manufacturing Services — 0.29%
29,381	Trimble Navigation Ltd. (a)	577

	Environmental & Facilities Services — 0.16%
10,890	Tetra Tech, Inc. (a)	312

	Footwear — 0.32%
29,070	Wolverine World Wide, Inc.	641

	Gas Utilities — 0.62%
16,825	AGL Resources, Inc.	535
28,089	UGI Corp.	716

		1,251

	General Merchandise Stores — 0.10%
9,338	Big Lots, Inc. (a)	196

	Health Care Distributors — 0.62%
28,379	Owens & Minor, Inc.	1,244

	Health Care Equipment — 0.81%
36,764	ABIOMED, Inc. (a)	324
8,619	Gen-Probe, Inc. (a)	371
26,155	Hansen Medical, Inc. (a)	129
6,612	IDEXX Laboratories, Inc. (a)	306
8,596	SonoSite, Inc. (a)	172
17,078	ZOLL Medical Corp. (a)	330

		1,632

	Health Care Supplies — 0.07%
5,138	Neogen Corp. (a)	149

	Health Care Technology — 0.50%
16,043	Cerner Corp. (a)	999

	Household Appliances — 0.12%
8,138	Snap-on, Inc.	234

	Housewares & Specialties — 0.29%
22,213	Tupperware Brands Corp.	578

	Industrial Conglomerates — 0.14%
10,755	Raven Industries, Inc.	275

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Industrial Machinery — 0.79%
11,016	IDEX Corp.	$271
12,204	Kaydon Corp.	397
11,215	Lincoln Electric Holdings, Inc.	404
7,121	Valmont Industries, Inc.	513

		1,585

	Internet Retail — 0.14%
7,010	Netflix, Inc. (a)	290

	Investment Banking & Brokerage — 0.61%
28,985	Jefferies Group, Inc. (a)	618
20,827	Knight Capital Group, Inc., Class – A (a)	355
16,580	optionsXpress Holdings, Inc.	258

		1,231

	Leisure Products — 0.17%
65,540	Callaway Golf Co.	332

	Life Sciences Tools & Services — 1.67%
11,275	Albany Molecular Research, Inc. (a)	95
4,590	Dionex Corp. (a)	280
59,716	Exelixis, Inc. (a)	291
21,916	Illumina, Inc. (a)	853
17,021	Luminex Corp. (a)	315
6,249	Techne Corp.	399
28,586	Varian, Inc. (a)	1,127

		3,360

	Marine — 0.37%
31,658	Alexander & Baldwin, Inc.	742

	Metal & Glass Containers — 0.37%
21,730	AptarGroup, Inc.	734

	Multi-line Insurance — 0.55%
50,703	American Financial Group, Inc.	1,094

	Multi-Sector Holdings — 0.11%
7,519	PICO Holdings, Inc. (a)	216

	Multi-Utilities — 0.82%
60,483	Avista Corp.	1,077
24,751	Black Hills Corp.	569

		1,646

	Office REITs — 0.60%
5,840	Alexandria Real Estate Equities, Inc.	209
34,265	Corporate Office Properties	1,005

		1,214

	Oil & Gas Drilling — 0.29%
21,352	Unit Corp. (a)	589

	Oil & Gas Equipment & Services — 0.78%
7,681	Lufkin Industries, Inc.	323
11,594	Oceaneering International, Inc. (a)	524

Shares	Security Description	Value (000)
	Oil & Gas Equipment & Services (continued)
24,958	Oil States International, Inc. (a)	$604
15,655	Tesco Corp. (a)	125

		1,576

	Oil & Gas Exploration & Production — 0.52%
17,298	Cabot Oil & Gas Corp., Class – A	530
30,782	Swift Energy Co. (a)	513

		1,043

	Oil & Gas Storage & Transportation — 0.27%
29,398	Southern Union Co.	541

	Packaged Foods & Meats — 0.16%
14,442	Flowers Foods, Inc.	315

	Property & Casualty Insurance — 0.77%
3,337	Alleghany Corp. (a)	904
14,831	Argo Group International Holdings Ltd. – ADR (a)	419
15,808	Stewart Information Services Corp.	225

		1,548

	Regional Banks — 1.06%
17,140	Cullen/Frost Bankers, Inc.	791
6,530	IBERIABANK Corp.	257
17,976	TCF Financial Corp.	240
7,305	United Bankshares, Inc.	143
14,110	Westamerica Bancorp	700

		2,131

	Residential REITs — 0.46%
25,326	Mid-America Apartment Communities, Inc.	930

	Semiconductor Equipment — 0.14%
12,043	Varian Semiconductor Equipment Associates, Inc. (a)	289

	Semiconductors — 0.49%
53,010	Cypress Semiconductor Corp. (a)	488
22,922	Semtech Corp. (a)	364
6,312	Standard Microsystems Corp. (a)	129

		981

	Specialized Finance — 0.11%
10,616	Financial Federal Corp.	218

	Specialty Chemicals — 0.59%
11,873	Arch Chemicals, Inc.	292
13,879	Lubrizol Corp.	656
6,575	Minerals Technologies, Inc.	237

		1,185

	Specialty Stores — 0.35%
16,996	Tractor Supply Co. (a)	702

	Steel — 0.16%
15,561	Carpenter Technology Corp.	324

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IronBridge Capital Management LP (continued)
	Systems Software — 0.26%
7,332	Sybase, Inc. (a)	$230
41,345	TeleCommunication Systems, Inc. (a)	294

		524

	Technology Distributors — 0.15%
12,577	ScanSource, Inc. (a)	308

	Thrifts & Mortgage Finance — 0.27%
33,390	Provident Financial Services, Inc.	304
18,005	Washington Federal, Inc.	234

		538

	Trading Companies & Distributors — 0.25%
5,629	GATX Corp.	145
14,052	WESCO International, Inc. (a)	352

		497

	Total IronBridge Capital Management LP	52,898

	Mellon Capital Management Corp. — 15.48%
	Aerospace & Defense — 0.21%
2,600	American Science & Engineering, Inc.	180
5,300	DynCorp International, Inc., Class – A (a)	89
9,852	Orbital Sciences Corp. (a)	149

		418

	Agricultural Products — 0.03%
3,991	Fresh Del Monte Produce, Inc. (a)	65

	Airlines — 0.12%
5,000	Alaska Air Group, Inc. (a)	91
1,300	Allegiant Travel Co. (a)	52
9,459	SkyWest, Inc.	96

		239

	Apparel Retail — 0.31%
2,558	Aeropostale, Inc. (a)	87
6,100	Citi Trends, Inc. (a)	158
12,359	Dress Barn, Inc. (a)	177
3,970	Jos. A. Bank Clothiers, Inc. (a)	137
6,200	Shoe Carnival, Inc. (a)	74

		633

	Apparel, Accessories & Luxury — 0.11%
2,901	Fossil, Inc. (a)	70
13,400	Oxford Industries, Inc.	156

		226

	Application Software — 0.72%
4,164	Concur Technologies, Inc. (a)	129
6,500	Fair Isaac Corp.	100
7,910	Interactive Intelligence, Inc. (a)	97
4,233	Jack Henry & Associates, Inc.	88

Shares	Security Description	Value (000)
	Application Software (continued)
11,139	JDA Software Group, Inc. (a)	$167
9,616	Manhattan Associates, Inc. (a)	175
6,151	Net 1 UEPS Technologies, Inc. (a)	84
14,900	NetScout Systems, Inc. (a)	140
17,900	S1 Corp. (a)	124
15,900	SuccessFactors, Inc. (a)	146
3,561	Taleo Corp., Class – A (a)	65
12,600	TiVo, Inc. (a)	132

		1,447

	Asset Management & Custody Banks — 0.16%
10,400	Apollo Investment Corp.	62
9,000	Calamos Asset Management, Inc., Class – A	127
15,300	Penson Worldwide, Inc. (a)	137

		326

	Auto Parts & Equipment — 0.08%
4,914	Fuel Systems Solutions, Inc. (a)	99
6,300	Spartan Motors, Inc.	72

		171

	Biotechnology — 0.71%
1,800	Alexion Pharmaceuticals, Inc. (a)	74
17,400	Alkermes, Inc. (a)	188
3,300	Alnylam Pharmaceuticals, Inc. (a)	73
13,565	Isis Pharmaceuticals, Inc. (a)	224
9,341	Martek Biosciences Corp.	198
23,800	Maxygen, Inc. (a)	160
10,600	Momenta Pharmaceuticals, Inc. (a)	127
3,300	Myriad Genetics, Inc. (a)	118
1,625	Myriad Pharmaceuticals, Inc. (a)	8
2,100	Onyx Pharmaceuticals, Inc. (a)	59
2,419	OSI Pharmaceuticals, Inc. (a)	68
6,800	Progenics Pharmaceuticals, Inc. (a)	35
8,826	Seattle Genetics, Inc. (a)	86

		1,418

	Broadcasting — 0.03%
4,141	Fisher Communications, Inc.	53

	Building Products — 0.08%
4,500	AAON, Inc.	90
10,117	Gibraltar Industries, Inc.	69

		159

	Casinos & Gaming — 0.13%
3,871	Bally Technologies, Inc. (a)	116
4,651	WMS Industries, Inc. (a)	146

		262

	Commercial Printing — 0.16%
4,900	Consolidated Graphics, Inc. (a)	86
5,958	Ennis, Inc.	74
8,600	M & F Worldwide Corp. (a)	172

		332

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Commodity Chemicals — 0.09%
6,214	Calgon Carbon Corp. (a)	$86
5,100	Innophos Holdings, Inc.	86

		172

	Communications Equipment — 0.58%
21,400	Acme Packet, Inc. (a)	216
8,520	Anaren, Inc. (a)	151
21,600	Arris Group, Inc. (a)	263
10,800	Avocent Corp. (a)	151
14,101	Harmonic, Inc. (a)	83
14,960	Oplink Communications, Inc. (a)	170
5,200	Starent Networks Corp. (a)	127

		1,161

	Computer & Electronics Retail — 0.01%
1,427	Systemax, Inc. (a)	17

	Computer Storage & Peripherals — 0.16%
8,712	Intermec, Inc. (a)	112
11,004	Netezza Corp. (a)	92
3,273	Synaptics, Inc. (a)	126

		330

	Construction & Engineering — 0.20%
15,300	Dycom Industries, Inc. (a)	169
7,717	EMCOR Group, Inc. (a)	155
2,300	Granite Construction, Inc.	77

		401

	Construction & Farm Machinery — 0.13%
6,000	Cascade Corp.	94
10,300	Federal Signal Corp.	79
2,474	Wabtec Corp.	80

		253

	Consumer Finance — 0.20%
5,200	EZCORP, Inc., Class – A (a)	56
15,800	Nelnet, Inc., Class – A (a)	215
6,146	World Acceptance Corp. (a)	122

		393

	Containers & Packaging — 0.05%
3,500	AEP Industries, Inc. (a)	92

	Data Processing & Outsourced Services — 0.26%
11,641	TeleTech Holdings, Inc. (a)	176
15,900	VeriFone Holdings, Inc. (a)	120
8,800	Wright Express Corp. (a)	224

		520

	Diversified Banks — 0.08%
12,251	Banco Latinoamericano de Exportaciones SA, Class – E	152

Shares	Security Description	Value (000)
	Diversified Chemicals — 0.06%
10,298	Olin Corp.	$122

	Diversified REITs — 0.03%
5,948	Investors Real Estate Trust	53

	Diversified Support Services — 0.14%
11,561	ATC Technology Corp. (a)	168
5,000	Comfort Systems USA, Inc.	51
4,113	Viad Corp.	71

		290

	Education Services — 0.10%
9,800	Corinthian Colleges, Inc. (a)	166
826	DeVry, Inc.	41

		207

	Electric Utilities — 0.10%
10,096	El Paso Electric Co. (a)	141
2,800	UIL Holdings Corp.	63

		204

	Electrical Components & Equipment — 0.37%
3,100	American Superconductor Corp. (a)	81
4,300	Belden, Inc.	72
7,400	Brady Corp., Class – A	186
2,485	Energy Conversion Devices, Inc. (a)	35
6,200	EnerSys (a)	113
8,466	GrafTech International Ltd. (a)	96
7,974	Woodward Governor Co.	158

		741

	Electronic Components — 0.04%
4,300	Rogers Corp. (a)	87

	Electronic Manufacturing Services — 0.12%
11,009	Benchmark Electronics, Inc. (a)	159
10,321	TTM Technologies, Inc. (a)	82

		241

	Environmental & Facilities Services — 0.04%
2,700	Tetra Tech, Inc. (a)	77

	Food Distributors — 0.05%
3,500	Nash Finch Co.	95

	Food Retail — 0.13%
8,900	The Pantry, Inc. (a)	148
3,300	Weis Markets, Inc.	110

		258

	Footwear — 0.16%
5,100	Steven Madden Ltd. (a)	130
8,591	Wolverine World Wide, Inc.	189

		319

	Gas Utilities — 0.09%
7,670	Piedmont Natural Gas Co., Inc.	185

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	General Merchandise Stores — 0.07%
10,500	Fred’s, Inc., Class – A	$132

	Health Care Distributors — 0.09%
9,400	Pharmerica Corp. (a)	185

	Health Care Equipment — 0.48%
14,300	American Medical Systems Holdings, Inc. (a)	226
8,600	Cyberonics, Inc. (a)	143
9,527	Invacare Corp.	168
5,100	Quidel Corp. (a)	74
7,546	Somanetics Corp. (a)	125
2,202	SonoSite, Inc. (a)	44
7,000	STERIS Corp.	183

		963

	Health Care Facilities — 0.11%
10,100	HealthSouth Corp. (a)	146
6,100	Kindred Healthcare, Inc. (a)	75

		221

	Health Care Services — 0.11%
2,000	Amedisys, Inc. (a)	66
2,300	CorVel Corp. (a)	53
14,313	Cross Country Healthcare, Inc. (a)	98

		217

	Health Care Supplies — 0.13%
14,700	Align Technology, Inc. (a)	156
6,112	Merit Medical Systems, Inc. (a)	99

		255

	Health Care Technology — 0.06%
10,000	Vital Images, Inc. (a)	114

	Home Entertainment Software — 0.03%
7,300	Take-Two Interactive Software, Inc.	69

	Home Furnishings — 0.08%
11,624	Tempur-Pedic International, Inc.	152

	Homebuilding — 0.04%
4,400	Meritage Homes Corp. (a)	83

	Hotels, Resorts & Cruise Lines — 0.06%
9,900	Gaylord Entertainment Co. (a)	126

	Household Products — 0.07%
14,200	Central Garden & Pet Co. (a)	140

	Human Resource & Employment Services — 0.10%
4,929	CDI Corp.	55
13,987	MPS Group, Inc. (a)	107
1,300	Watson Wyatt Worldwide, Inc., Class – A	49

		211

Shares	Security Description	Value (000)
	Independent Power Producers & Energy Traders — 0.04%
2,204	Ormat Technologies, Inc.	$89

	Industrial Conglomerates — 0.06%
8,400	Tredegar Corp.	112

	Industrial Machinery — 0.40%
5,164	Actuant Corp., Class – A	63
7,500	Briggs & Stratton Corp.	100
6,153	Chart Industries, Inc. (a)	112
4,961	CIRCOR International, Inc.	117
8,501	Kadant, Inc. (a)	96
2,661	L.B. Foster Co., Class – A (a)	80
5,000	Robbins & Myers, Inc.	96
7,828	Tecumseh Products Co., Class – A (a)	76
2,800	Watts Water Technologies, Inc., Class – A	61

		801

	Industrial REITs — 0.08%
16,319	First Potomac Realty Trust	159

	Integrated Telecommunication Services — 0.09%
9,733	NTELOS Holding Corp.	179

	Internet Retail — 0.08%
7,907	Overstock.com, Inc. (a)	95
7,900	Stamps.com, Inc. (a)	67

		162

	Internet Software & Services — 0.19%
25,739	EarthLink, Inc. (a)	190
4,200	j2 Global Communications, Inc. (a)	95
621	Sohu.com, Inc. (a)	39
1,500	VistaPrint Ltd. (a)	64

		388

	Investment Banking & Brokerage — 0.25%
10,300	GFI Group, Inc.	69
11,701	Knight Capital Group, Inc., Class – A (a)	200
5,998	optionsXpress Holdings, Inc.	93
1,600	Stifel Financial Corp. (a)	77
4,300	SWS Group, Inc.	60

		499

	IT Consulting & Other Services — 0.23%
4,700	CACI International, Inc., Class – A (a)	201
8,800	Gartner, Inc. (a)	134
11,500	RightNow Technologies, Inc. (a)	136

		471

	Leisure Products — 0.05%
3,124	Polaris Industries, Inc.	100

	Life & Health Insurance — 0.10%
8,291	Delphi Financial Group, Inc., Class – A	161
4,569	Presidential Life Corp.	35

		196

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Life Sciences Tools & Services — 0.28%
9,475	Albany Molecular Research, Inc. (a)	$79
2,041	Dionex Corp. (a)	125
9,000	Medivation, Inc. (a)	202
3,843	Varian, Inc. (a)	151

		557

	Managed Health Care — 0.18%
4,706	AMERIGROUP Corp. (a)	126
8,600	Centene Corp. (a)	172
2,020	Magellan Health Services, Inc. (a)	66

		364

	Marine — 0.02%
2,600	American Commercial Lines, Inc. (a)	40

	Movies & Entertainment — 0.06%
3,243	Marvel Entertainment, Inc. (a)	115

	Multi-Sector Holdings — 0.03%
7,900	Compass Diversified Holdings	64

	Multi-Utilities — 0.16%
8,900	NorthWestern Corp.	203
10,300	PNM Resources, Inc.	110

		313

	Office REITs — 0.21%
19,800	BioMed Realty Trust, Inc.	203
3,900	Highwoods Properties, Inc.	87
10,000	Parkway Properties, Inc.	130

		420

	Office Services & Supplies — 0.05%
12,920	Knoll, Inc.	98

	Oil & Gas Equipment & Services — 0.13%
2,000	Lufkin Industries, Inc.	84
14,200	Willbros Group, Inc. (a)	178

		262

	Oil & Gas Exploration & Production — 0.45%
7,000	Bill Barrett Corp. (a)	192
3,700	Comstock Resources, Inc. (a)	122
2,500	Concho Resources, Inc. (a)	72
3,476	Contango Oil & Gas Co. (a)	148
8,900	EXCO Resources, Inc. (a)	115
1,500	Goodrich Petroleum Corp. (a)	37
4,100	Penn Virginia Corp.	67
10,800	Rosetta Resources, Inc. (a)	95
14,300	VAALCO Energy, Inc. (a)	60

		908

	Oil & Gas Refining & Marketing — 0.07%
3,400	World Fuel Services Corp.	140

Shares	Security Description	Value (000)
	Oil & Gas Storage & Transportation — 0.08%
5,450	Knightsbridge Tankers Ltd.	$74
2,500	Nordic American Tanker Shipping Ltd.	80

		154

	Packaged Foods & Meats — 0.15%
6,638	Flowers Foods, Inc.	145
2,500	J & J Snack Foods Corp.	90
1,500	Lancaster Colony Corp.	66

		301

	Paper Products — 0.14%
5,500	Clearwater Paper Corp. (a)	139
15,506	Glatfelter Co.	138

		277

	Pharmaceuticals — 0.17%
4,652	BioMimetic Therapeutics, Inc. (a)	43
10,300	Cadence Pharmaceuticals, Inc. (a)	103
5,900	Valeant Pharmaceuticals International (a)	152
7,700	ViroPharma, Inc. (a)	45

		343

	Property & Casualty Insurance — 0.26%
2,977	American Physicians Capital, Inc.	116
12,806	AmTrust Financial Services, Inc.	146
7,237	Aspen Insurance Holdings Ltd.	162
1,500	FPIC Insurance Group, Inc. (a)	46
1,401	RLI Corp.	63

		533

	Regional Banks — 0.83%
7,357	Cathay General Bancorp	70
15,900	Central Pacific Financial Corp.	60
4,366	Community Bank System, Inc.	64
13,492	First Bancorp	53
10,586	First Financial Bancorp.	80
5,769	FirstMerit Corp.	98
8,700	International Bancshares Corp.	90
9,118	National Penn Bancshares, Inc.	42
8,100	Old Second Bancorp, Inc.	48
8,000	Oriental Financial Group, Inc.	78
13,100	PacWest Bancorp	172
6,200	Signature Bank (a)	168
16,035	Sterling Bancshares, Inc.	101
13,931	Susquehanna Bancshares, Inc.	68
3,691	SVB Financial Group (a)	100
4,400	Trustmark Corp.	85
3,891	UMB Financial Corp.	148
6,248	Umpqua Holdings Corp.	48
4,900	United Bankshares, Inc.	96

		1,669

	Reinsurance — 0.09%
4,600	IPC Holdings Ltd.	126

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Mellon Capital Management Corp. (continued)
	Reinsurance (continued)
2,300	Platinum Underwriters Holdings Ltd.	$66

		192

	Research and Consulting Services — 0.09%
7,376	CBIZ, Inc. (a)	53
6,151	School Specialty, Inc. (a)	124

		177

	Residential REITs — 0.02%
2,900	Post Properties, Inc.	39

	Restaurants — 0.36%
8,900	California Pizza Kitchen, Inc. (a)	118
5,400	DineEquity, Inc.	169
6,400	P.F. Chang’s China Bistro, Inc. (a)	205
5,900	Ruby Tuesday, Inc. (a)	39
11,600	The Cheesecake Factory, Inc. (a)	201

		732

	Retail REITs — 0.14%
10,992	Inland Real Estate Corp.	77
11,300	National Retail Properties, Inc.	196

		273

	Semiconductor Equipment — 0.20%
5,600	Advanced Energy Industries, Inc. (a)	50
8,300	Tessera Technologies, Inc. (a)	210
10,975	Ultratech, Inc. (a)	135

		395

	Semiconductors — 0.48%
7,009	Micrel, Inc.	51
15,100	Microsemi Corp. (a)	208
9,891	OmniVision Technologies, Inc. (a)	103
13,542	Pericom Semiconductor Corp. (a)	114
19,100	Skyworks Solutions, Inc. (a)	187
7,600	Standard Microsystems Corp. (a)	155
8,500	Volterra Semiconductor Corp. (a)	112
3,900	Zoran Corp. (a)	43

		973

	Specialized Consumer Services — 0.11%
2,500	Matthews International Corp., Class – A	78
7,800	Regis Corp.	136

		214

	Specialized REITs — 0.25%
19,119	Extra Space Storage, Inc.	160
8,800	Healthcare Realty Trust, Inc.	148
2,953	National Health Investors, Inc.	79
7,000	Senior Housing Properties Trust	114

		501

Shares	Security Description	Value (000)
	Specialty Chemicals — 0.11%
10,984	Landec Corp. (a)	$75
4,178	Mineral Technologies, Inc.	150

		225

	Specialty Stores — 0.13%
6,500	Jo-Ann Stores, Inc. (a)	134
3,300	Tractor Supply Co. (a)	137

		271

	Steel — 0.06%
10,102	Worthington Industries, Inc.	129

	Systems Software — 0.08%
2,561	Sybase, Inc. (a)	80
6,600	Wind River Systems, Inc. (a)	76

		156

	Technology Distributors — 0.08%
6,707	ScanSource, Inc. (a)	164

	Thrifts & Mortgage Finance — 0.21%
18,699	Bank Mutual Corp.	163
6,100	Dime Community Bancshares	56
6,073	First Financial Holdings, Inc.	57
17,400	Provident New York Bancorp	141

		417

	Tires & Rubber — 0.03%
5,900	Cooper Tire & Rubber Co.	59

	Tobacco — 0.08%
4,611	Universal Corp.	153

	Trading Companies & Distributors — 0.20%
5,500	Aceto Corp.	37
8,400	Aircastle Ltd.	62
6,160	Applied Industrial Technologies, Inc.	121
6,600	Beacon Roofing Supply, Inc. (a)	95
7,900	Houston Wire & Cable Co.	94

		409

	Trucking — 0.22%
10,800	Celadon Group, Inc. (a)	91
8,100	Dollar Thrifty Automotive Group, Inc. (a)	113
4,800	Marten Transport Ltd. (a)	100
8,300	Saia, Inc. (a)	149

		453

	Water Utilities — 0.06%
3,400	Consolidated Water Co., Ltd.	54
3,285	SJW Corp.	74

		128

	Wireless Telecommunication Services — 0.17%
9,132	Syniverse Holdings, Inc. (a)	146
16,100	USA Mobility, Inc.	206

		352

	Total Mellon Capital Management Corp.	31,113

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sterling Johnston Capital Management, L.P. — 17.60%
	Aerospace & Defense — 1.06%
22,300	AAR Corp. (a)	$358
15,300	Cubic Corp.	548
17,000	HEICO Corp.	616
8,900	Stanley, Inc. (a)	293
7,653	Triumph Group, Inc.	306

		2,121

	Apparel Retail — 0.76%
50,450	AnnTaylor Stores Corp. (a)	403
33,050	Collective Brands, Inc. (a)	481
17,847	The Gymboree Corp. (a)	633

		1,517

	Apparel, Accessories & Luxury — 0.20%
16,480	Carter’s, Inc. (a)	406

	Application Software — 0.97%
13,496	Blackboard, Inc. (a)	389
69,950	Compuware Corp. (a)	480
10,872	Concur Technologies, Inc. (a)	338
68,858	Lawson Software, Inc. (a)	384
25,950	Quest Software, Inc. (a)	362

		1,953

	Automotive Retail — 0.23%
27,900	Penske Automotive Group, Inc.	464

	Biotechnology — 0.86%
26,050	BioMarin Pharmaceutical, Inc. (a)	407
11,484	Genomic Health, Inc. (a)	199
8,500	Osiris Therapeutics, Inc. (a)	114
50,703	Seattle Genetics, Inc. (a)	493
6,300	United Therapeutics Corp. (a)	525

		1,738

	Coal & Consumable Fuels — 0.10%
30,000	Patriot Coal Corp. (a)	191

	Communications Equipment — 0.18%
14,600	InterDigital, Inc. (a)	357

	Construction & Engineering — 0.25%
29,350	Tutor Perini Corp. (a)	509

	Construction & Farm Machinery — 0.12%
7,650	Wabtec Corp.	246

	Data Processing & Outsourced Services — 0.23%
30,428	CyberSource Corp. (a)	466

	Diversified Metals & Mining — 0.22%
25,400	RTI International Metals, Inc. (a)	449

	Diversified Support Services — 0.18%
20,400	Healthcare Services Group, Inc.	365

Shares	Security Description	Value (000)
	Electrical Components & Equipment — 0.79%
45,056	EnerSys (a)	$820
34,200	GrafTech International Ltd. (a)	387
9,350	Regal-Beloit Corp.	371

		1,578

	Electronic Equipment & Instruments — 0.46%
86,650	Cogent, Inc. (a)	930

	Environmental & Facilities Services — 0.31%
5,950	Clean Harbors, Inc. (a)	321
32,000	EnergySolutions, Inc.	295

		616

	Health Care Equipment — 1.45%
16,700	China Medical Technologies, Inc. – Sponsored ADR	332
25,500	Cyberonics, Inc. (a)	424
11,043	Integra LifeSciences Holdings (a)	293
16,188	Meridian Bioscience, Inc.	366
8,750	NuVasive, Inc. (a)	390
20,630	SonoSite, Inc. (a)	414
23,954	Volcano Corp. (a)	335
21,847	Wright Medical Group, Inc. (a)	355

		2,909

	Health Care Services — 0.52%
47,155	Alliance HealthCare Services, Inc. (a)	345
16,237	Catalyst Health Solutions, Inc. (a)	405
17,850	Gentiva Health Services, Inc. (a)	294

		1,044

	Health Care Supplies — 0.24%
8,482	Haemonetics Corp. (a)	483

	Health Care Technology — 0.43%
27,750	Allscripts-Misys Healthcare Solutions, Inc.	440
11,400	athenahealth, Inc. (a)	422

		862

	Home Entertainment Software — 0.30%
21,250	Perfect World Co. Ltd. – Sponsored ADR (a)	608

	Household Products — 0.19%
34,700	Central Garden & Pet Co. (a)	381

	Industrial Machinery — 0.54%
13,595	Kaydon Corp.	443
7,656	Middleby Corp. (a)	336
7,750	Nordson Corp.	300

		1,079

	Internet Retail — 0.24%
35,000	Shutterfly, Inc. (a)	488

	Internet Software & Services — 1.41%
5,650	Bankrate, Inc. (a)	143

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Institutional Small Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sterling Johnston Capital Management, L.P. (continued)
	Internet Software & Services (continued)
10,416	Digital River, Inc. (a)	$378
24,200	j2 Global Communications, Inc. (a)	546
20,950	MercadoLibre, Inc. (a)	563
32,989	SkillSoft PLC – ADR (a)	257
48,450	ValueClick, Inc. (a)	510
23,921	Websense, Inc. (a)	427

		2,824

	Investment Banking & Brokerage — 0.45%
19,450	Investment Technology Group, Inc. (a)	396
17,900	KBW, Inc. (a)	515

		911

	Life Sciences Tools & Services — 0.32%
3,622	AMAG Pharmaceuticals, Inc. (a)	198
19,680	Medivation, Inc. (a)	441

		639

	Marine — 0.16%
15,150	Genco Shipping & Trading Ltd.	329

	Metal & Glass Containers — 0.18%
8,150	Greif, Inc., Class – A	360

	Oil & Gas Equipment & Services — 0.43%
43,382	Tesco Corp. (a)	345
41,659	Willbros Group, Inc. (a)	521

		866

	Packaged Foods & Meats — 0.20%
43,600	Del Monte Foods Co.	409

	Paper Packaging — 0.24%
12,781	Rock-Tenn Co., Class – A	488

	Pharmaceuticals — 0.20%
30,100	Eurand NV (a)	391

	Research and Consulting Services — 0.36%
41,100	Duff & Phelps Corp., Class – A	731

	Restaurants — 0.46%
7,650	CEC Entertainment, Inc. (a)	226
25,400	Texas Roadhouse, Inc., Class – A (a)	277
24,050	The Cheesecake Factory, Inc. (a)	416

		919

	Security & Alarm Services — 0.38%
32,530	GeoEye, Inc. (a)	766

	Semiconductors — 1.05%
36,650	Cypress Semiconductor Corp. (a)	337
21,270	Diodes, Inc. (a)	333
63,550	Fairchild Semiconductor International, Inc. (a)	444
18,800	Intersil Corp., Class – A	236
27,200	Semtech Corp. (a)	433
62,100	TriQuint Semiconductor, Inc. (a)	330

		2,113

Shares or Principal Amount (000)	Security Description	Value (000)
	Specialty Retail — 0.04%
12,000	Coldwater Creek, Inc. (a)	$73

	Steel — 0.23%
38,946	A.M. Castle & Co.	470

	Systems Software — 0.52%
22,950	Ariba, Inc. (a)	226
22,088	CommVault Systems, Inc. (a)	366
18,050	MICROS Systems, Inc. (a)	457

		1,049

	Trucking — 0.14%
8,250	Old Dominion Freight Line, Inc. (a)	277

	Total Sterling Johnston Capital Management, L.P.	35,375

	Total Common Stocks	191,417

	Time Deposits — 4.03%
	Frontier Capital Management Company, LLC — 1.14%
$2,285	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,285

	Geewax & Partners, LLC — 0.40%
796	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	796

	IronBridge Capital Management LP — 1.11%
2,243	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,243

	Mellon Capital Management Corp. — 0.27%
546	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	546

	Sterling Johnston Capital Management, L.P. — 1.11%
2,238	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	2,238

	Total Time Deposits	8,108

	Mutual Funds — 1.68%
	Geewax & Partners, LLC — 0.85%
36,904	iShares Russell 2000 Value Index Fund	1,718

	IronBridge Capital Management LP — 0.83%
32,783	iShares Russell 2000 Value Index Fund	1,670

	Total Mutual Funds	3,388

	Total Investments (cost $229,227) — 100.95%	202,913
	Liabilities in excess of other assets — (0.95)%	(1,921)

	Net Assets — 100.00%	$200,992

(a)	Represents non-income producing security.

ADR — American Depositary Receipt

REITs — Real Estate Investment Trusts

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Real Estate Securities Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 84.69%
	Diversified Real Estate Activities — 5.61%
87,800	Brookfield Asset Management, Inc. Class – A	$1,499
35,000	Mitsubishi Estate Co. Ltd.	585

		2,084

	Diversified REITs — 12.36%
35,600	Liberty Property Trust	820
11,500	PS Business Parks, Inc.	557
71,300	Vornado Realty Trust	3,212

		4,589

	Industrial REITs — 7.21%
142,300	AMB Property Corp.	2,676

	Mortgage REITs — 1.34%
32,800	Annaly Capital Management, Inc.	496

	Office REITs — 5.05%
26,600	Boston Properties, Inc.	1,269
67,300	Douglas Emmett, Inc.	605

		1,874

	Real Estate Operating Companies — 2.39%
134,700	Forest City Enterprises, Inc. Class – A	889

	Real Estate Services — 0.48%
19,000	CB Richard Ellis Group, Inc., Class – A (a)	178

	Residential REITs — 13.33%
25,400	AvalonBay Communities, Inc.	1,421
32,000	Camden Property Trust	883
61,800	Equity Residential	1,374
5,700	Essex Property Trust, Inc.	355
88,800	UDR, Inc.	917

		4,950

Shares or Principal Amount (000)	Security Description	Value (000)
	Retail REITs — 23.70%
241,400	Kimco Realty Corp.	2,426
73,800	Regency Centers Corp.	2,576
33,300	RioCan Real Estate Investment Trust	438
13,700	Saul Centers, Inc.	405
45,600	Simon Property Group, Inc.	2,345
4,087	Unibail-Rodamco (France)	609

		8,799

	Specialized REITs — 13.22%
256,600	Host Hotels & Resorts, Inc.	$2,153
25,400	Public Storage	1,663
36,500	Ventas, Inc.	1,090

		4,906

	Total Common Stocks	31,441

	Money Market Mutual Funds — 4.20%
1,557,738	SSgA Prime Money Market Fund, 0.36% (b)	1,558

	Total Money Market Mutual Funds	1,558

	U.S. Treasury Obligations — 13.47%
$5,000	U.S. Treasury Bill, 0.01%, 7/2/09 (c)	5,000

	Total U.S. Treasury Obligations	5,000

	Total Investments (cost $37,930) — 102.36%	37,999
	Liabilities in excess of other assets — (2.36)%	(876)

	Net Assets — 100.00%	$37,123

(a)	Represents non-income producing security.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009.

(c)	Rate disclosed represents effective yield at purchase.

REITs — Real Estate Investment Trusts

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks — 95.60%
	Artisan Partners LP — 23.21%
	Belgium — 0.45%
211,009	Anheuser-Busch InBev NV (Brewers)	$7,650

	Brazil — 0.55%
174,500	Cia Brasileira de Meios de Pagamento (Data Processing & Outsourced Services) (a)(b)*	1,501
125,198	Petroleo Brasileiro S.A., – Preferred (Oil, Gas & Consumable Fuels)*	4,177
228,481	Redecard SA (Data Processing & Outsourced Services) (b)*	3,498

		9,176

	Canada — 0.71%
297,883	Canadian Pacific Railway Limited (Railroads)*	11,856

	China — 0.91%
6,308,324	China Construction Bank, H Shares (Diversified Banks)	4,861
1,450,700	China Life Insurance Co. Limited, H Shares (Life & Health Insurance)	5,332
277,400	China Merchants Bank Co. Ltd., H Shares (Diversified Banks)	630
727,600	China Merchants Holdings International Company Limited (Marine Ports & Services)	2,084
403,713	China Resources Land Limited (Real Estate Management & Development)	889
213,500	Ping An Insurance (Group) Company of China Limited, H Shares (Life & Health Insurance)	1,433

		15,229

	Denmark — 0.12%
15,871	Carlsberg A/S, B Shares (Beverages)	1,018
55,245	Danske Bank A/S (Diversified Banks) (a)	953

		1,971

	France — 3.07%
117,891	Accor S.A. (Hotels, Resorts & Cruise Lines)	4,697
32,091	BNP Paribas (Diversified Banks)	2,093
178,366	Bouygues SA (Construction & Engineering)	6,745
22,827	Compagnie de Saint-Gobain (Building Products)	768
231,073	France Telecom SA (Integrated Telecommunication Services)	5,257
37,393	LVMH Moet Hennessy Louis Vuitton SA (Apparel, Accessories & Luxury)	2,867

Shares	Security Description	Value (000)
	France (continued)
101,656	Pernod Ricard SA (Distillers & Vintners)	$6,426
117,936	Societe Generale (Diversified Banks)	6,473
25,653	Unibail-Rodamco (Retail REITs)	3,835
275,647	Vinci SA (Construction & Engineering)	12,437

		51,598

	Germany — 3.86%
51,120	Allianz SE (Multi-line Insurance)	4,699
248,760	Bayer AG (Pharmaceuticals)	13,367
310,642	Daimler AG (Automobile Manufacturers)	11,254
303,883	Deutsche Post AG – Registered (Air Freight & Logistics)	3,946
101,394	Fraport AG (Airport Services)	4,341
150,156	Linde AG (Industrial Gases)	12,301
69,726	Muenchener Rueckversicherungs-Gesellschaft AG – Registered (Reinsurance)	9,413
47,505	Wacker Chemie AG (Specialty Chemicals)	5,489

		64,810

	Hong Kong — 0.47%
732,000	Li & Fung Limited (Distributors) (b)	1,955
1,653,030	NWS Holdings Limited (Industrial Conglomerates)	2,976
1,006,567	The Bank of East Asia Limited (Diversified Banks)	3,051

		7,982

	India — 0.25%
141,308	ICICI Bank Limited Sponsored ADR (Diversified Banks)*	4,169

	Italy — 0.25%
1,319,688	Intesa Sanpaolo (Diversified Banks) (a)	4,264

	Japan — 2.66%
221,638	DENSO CORPORATION (Auto Parts & Equipment)	5,682
4,266	JAPAN TOBACCO INC. (Tobacco)	13,337
257,000	Mitsubishi Estate Company Ltd. (Diversified Real Estate Activities)	4,267
49,200	MITSUI & CO., LTD. (Trading Companies & Distributors)	583
263,000	Mitsui Fudosan Co. Ltd. (Diversified Real Estate Activities)	4,562
101,500	Sumitomo Mitsui Financial Group, Inc. (Diversified Banks) (b)	4,108
430,211	SUZUKI MOTOR CORPORATION (Automobile Manufacturers)	9,648
65,500	Toyota Motor Corporation (Automobile Manufacturers)	2,478

		44,665

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Artisan Partners LP (continued)
	Luxembourg — 0.04%
12,134	RTL Group (Broadcasting)	$605

	Netherlands — 1.66%
35,014	Akzo Nobel NV (Diversified Chemicals)	1,547
811,933	ASML Holding NV (Semiconductor Equipment)	17,597
94,679	Heineken Holding NV (Brewers)	3,025
125,883	Heineken NV (Brewers)	4,691
101,174	ING Groep NV (Other Diversified Financial Services)	1,025

		27,885

	Russia — 0.43%
355,154	Gazprom OAO ADR (Integrated Oil & Gas)*	7,202

	Singapore — 0.19%
678,600	Oversea-Chinese Banking Corporation Limited (Diversified Banks)	3,116

	Spain — 0.98%
167,618	Industria de Diseno Textil, S.A. (Apparel Retail) (b)	8,066
371,909	Telefonica S.A. (Integrated Telecommunication Services)	8,445

		16,511

	Sweden — 0.38%
274,696	Atlas Copco AB, Class A (Industrial Machinery)	2,768
292,974	Skandinaviska Enskilda Banken AB, Class – A (Diversified Banks) (a)	1,296
183,384	AB SKF, Class – B (Industrial Machinery)	2,268

		6,332

	Switzerland — 2.05%
144,669	Holcim Ltd. (Construction Materials)	8,239
405,668	Nestle SA (Packaged Foods & Meats)	15,321
16,563	Roche Holding AG (Pharmaceuticals)	2,361
62,614	Roche Holding AG Genussscheine (Pharmaceuticals)	8,533

		34,454

	Taiwan — 0.19%
333,932	Taiwan Semiconductor Manufacturing Company Ltd. (DR) (Semiconductors)*	3,142

	United Kingdom — 2.96%
828,657	Cadbury PLC (Packaged Foods & Meats)	7,082

Shares	Security Description	Value (000)
	United Kingdom (continued)
396,507	HSBC Holdings PLC (Diversified Banks)	$3,303
154,044	Imperial Tobacco Group PLC (Tobacco)	4,009
1,710,528	Kingfisher PLC (Home Improvement Retail)	5,018
1,116,427	National Grid PLC (Multi-Utilities)	10,073
626,726	Smith & Nephew PLC (Health Care Equipment)	4,652
1,173,914	Tesco PLC (Food Retail)	6,855
46,073	Unilever PLC (Packaged Foods & Meats)	1,083
1,952,491	William Morrison Supermarkets PLC (Food Retail)	7,625

		49,700

	United States — 1.03%
141,396	Covidien Plc (Health Care Equipment)*	5,294
162,266	Philip Morris International Inc. (Tobacco)*	7,078
92,257	Schlumberger Limited (Oil & Gas Equipment & Services)*	4,992

		17,364

	Total Artisan Partners LP	389,681

	Capital Guardian Trust Co. — 39.79%
	Australia — 0.89%
99,520	Amcor Ltd. (Paper Packaging)	400
191,060	Coca-Cola Amatil Ltd. (Soft Drinks)	1,324
125,110	Newcrest Mining Ltd. (Gold)	3,057
1,660,741	Qantas Airways Ltd. (Airlines)	2,689
898,766	Telstra Corp. Ltd. (Integrated Telecommunication Services)	2,452
84,000	Westpac Banking Corp. (Diversified Banks)	1,366
175,770	Woolworths Ltd. (Food Retail)	3,728

		15,016

	Austria — 0.11%
1,529	Andritz AG (Industrial Machinery)	64
115,300	Telekom Austria AG (Integrated Telecommunication Services)	1,805

		1,869

	Belgium — 0.07%
16,300	Groupe Bruxelles Lambert SA (Multi-Sector Holdings)	1,195

	Bermuda — 0.02%
276,000	Shangri-La Asia Ltd. (Hotels, Resorts & Cruise Lines)	408

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Brazil — 0.35%
77,500	Cia Brasileira de Meios de Pagamento (Data Processing & Outsourced Services) (a)(b)*	$666
26,700	Petroleo Brasileiro SA – Sponsored ADR (Oil, Gas & Consumable Fuels)*	891
278,500	Vale SA – Sponsored ADR (Diversified Metals & Mining)*	4,275

		5,832

	Canada — 2.44%
149,700	Barrick Gold Corp. (Gold)*	5,023
66,400	BCE, Inc. (Integrated Telecommunication Services)*	1,370
263,800	Cameco Corp. (Coal & Consumable Fuels)*	6,769
68,800	Canadian Natural Resources Ltd. (Oil & Gas Exploration & Production)*	3,620
36,000	Enbridge, Inc. (Oil & Gas Storage & Transportation)*	1,249
65,300	Inmet Mining Corp. (Diversified Metals & Mining)*	2,396
117,700	Kinross Gold Corp. (Gold) (b)*	2,146
61,400	Methanex Corp. (Commodity Chemicals)*	745
74,200	Onex Corp. (Multi-Sector Holdings)*	1,276
66,900	Potash Corp. of Saskatchewan, Inc. (Fertilizers & Agricultural Chemicals)*	6,241
46,900	Research In Motion Ltd. (Communications Equipment) (a)*	3,335
96,400	Rogers Communications, Inc., Class – B (Wireless Telecommunication Services)*	2,479
31,000	Shaw Communications, Inc., Class – B (Cable & Satellite)*	522
127,300	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)*	3,872

		41,043

	Cayman Islands — 0.04%
40,200	Suntech Power Holdings Co. Ltd. – ADR (Electrical Components & Equipment) (a)*	718

	China — 0.42%
146,000	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	908
9,723,000	Bank of China Ltd., H Shares (Diversified Banks)	4,604
416,000	China Shenhua Energy Co. Ltd., H Shares (Coal & Consumable Fuels)	1,520

		7,032

Shares	Security Description	Value (000)
	Denmark — 0.22%
68,800	Novo Nordisk A/S, Class – B (Pharmaceuticals)	$3,748

	Finland — 0.57%
451,300	Nokia Oyj (Communications Equipment)	6,610
43,200	Rautaruukki Oyj (Steel)	866
195,300	Stora Enso Oyj (Paper & Forest Products) (a)	1,033
124,000	UPM-Kymmene Oyj (Paper & Forest Products)	1,082

		9,591

	France — 5.21%
55,050	Accor SA (Hotels, Resorts & Cruise Lines)	2,193
73,843	Air France-KLM (Airlines)	947
32,417	Air Liquide SA (Industrial Gases)	2,974
119,749	BNP Paribas (Diversified Banks)	7,808
295,677	Bouygues SA (Construction & Engineering)	11,181
20,200	Carrefour SA (Hypermarkets & Super Centers)	866
50,413	Compagnie Generale des Etablissements Michelin, Class – B (Tires & Rubber)	2,887
37,400	Electricite de France EDF (Electric Utilities)	1,826
109,398	France Telecom SA (Integrated Telecommunication Services)	2,489
69,200	GDF Suez (Multi-Utilities)	2,590
38,316	Groupe Danone (Packaged Foods & Meats)	1,900
131,500	L’Oreal SA (Personal Products)	9,870
60,000	Lafarge SA (Construction Materials) (a)	4,082
17,538	Lafarge SA (Construction Materials) (a)(b)	1,148
188,037	Pernod Ricard SA (Distillers & Vintners)	11,887
113,100	PSA Peugeot Citroen (Automobile Manufacturers) (a)	2,985
19,992	Renault SA (Automobile Manufacturers) (a)	739
60,300	Rhodia SA – Registered (Specialty Chemicals) (a)	458
55,840	Total SA (Integrated Oil & Gas)	3,026
17,740	Vallourec SA (Industrial Machinery)	2,168
313,259	Veolia Environnement (Multi-Utilities)	9,261
174,726	Vivendi SA (Movies & Entertainment)	4,194

		87,479

	Germany — 2.64%
70,600	Allianz SE (Multi-line Insurance)	6,490
101,200	Bayer AG (Pharmaceuticals)	5,438
76,500	Bayerische Motoren Werke AG (Automobile Manufacturers)	2,888

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Germany (continued)
145,700	Deutsche Bank AG (Diversified Capital Markets)	$8,863
40,788	Deutsche Boerse AG (Specialized Finance)	3,172
80,000	Deutsche Post AG – Registered (Air Freight & Logistics)	1,039
38,700	E.ON AG (Electric Utilities)	1,374
16,000	K+S AG (Fertilizers & Agricultural Chemicals)	906
23,568	Muenchener Rueckversicherungs-Gesellschaft AG – Registered (Reinsurance)	3,182
92,300	SAP AG (Application Software)	3,712
103,800	Siemens AG (Industrial Conglomerates)	7,188

		44,252

	Greece — 0.05%
39,500	Coca-Cola Hellenic Bottling Co. SA (Soft Drinks)	814

	Hong Kong — 1.65%
945,500	BOC Hong Kong (Holdings) Ltd. (Diversified Banks)	1,645
870,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	2,008
425,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	1,399
810,700	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,702
72,400	Hong Kong Exchanges & Clearing Ltd. (Specialized Finance)	1,119
9,281,000	Industrial & Commercial Bank of China, H Shares (Diversified Banks)	6,429
323,500	Kerry Properties Ltd. (Diversified REITs)	1,409
980,000	New World Development Co. Ltd. (Diversified Real Estate Activities)	1,764
198,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,459
766,380	The Bank of East Asia Limited (Diversified Banks)	2,323
1,130,500	The Link REIT (Retail REITs)	2,403
708,000	The Wharf (Holdings) Ltd. (Diversified Real Estate Activities)	2,985

		27,645

	India — 0.05%
9,400	Reliance Industries Ltd. – Sponsored GDR (Oil & Gas Refining & Marketing) (a)	794

Shares	Security Description	Value (000)
	Ireland — 0.60%
440,800	CRH PLC (Construction Materials)	$10,130

	Israel — 0.07%
111,346	Israel Chemicals Ltd. (Fertilizers & Agricultural Chemicals)	1,093

	Italy — 0.17%
65,000	ENI SpA (Integrated Oil & Gas)	1,541
295,000	Snam Rete Gas SpA (Gas Utilities)	1,296

		2,837

	Japan — 8.57%
47,800	CANON, INC. (Office Electronics)	1,562
49,200	DENSO CORPORATION (Auto Parts & Equipment)	1,261
21,600	East Japan Railway Co. (Railroads)	1,301
27,500	Electric Power Development Co. Ltd. (Independent Power Producers & Energy Traders)	780
74,100	Fanuc Ltd. (Industrial Machinery)	5,939
59,600	Honda Motor Co. Ltd. (Automobile Manufacturers)	1,640
168,000	JGC Corp. (Construction & Engineering)	2,705
47,500	Keyence Corp. (Electronic Equipment & Instruments)	9,679
77,400	Kurita Water Industries Ltd. (Industrial Machinery)	2,500
30,000	Lawson, Inc. (Food Retail)	1,321
73,600	Panasonic Corp. (Consumer Electronics)	992
377,100	Mitsubishi Corp. (Trading Companies & Distributors)	6,960
320,100	Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	1,977
111,000	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,315
88,000	Mitsui Fudosan Co. Ltd. (Diversified Real Estate Activities)	1,527
540,000	Mitsui O.S.K. Lines Ltd. (Marine)	3,490
67,000	Mitsui Sumitomo Insurance Group Holdings, Inc. (Property & Casualty Insurance)	1,753
128,100	Murata Manufacturing Co. Ltd. (Electronic Components)	5,468
32,100	Nintendo Co. Ltd. (Home Entertainment Software)	8,885
219,000	Nippon Oil Corp. (Oil & Gas Refining & Marketing)	1,290
252,000	Nippon Sheet Glass Co. Ltd. (Building Products)	734
253,200	Nissan Motor Co. Ltd. (Automobile Manufacturers)	1,537
237,800	Nomura Holdings, Inc. (Investment Banking & Brokerage)	2,008

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Japan (continued)
4,398	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	$6,434
28,800	Oracle Corp. Japan (Systems Software)	1,056
63,000	Shiseido Co. Ltd. (Personal Products)	1,031
73,400	SMC Corp. (Industrial Machinery)	7,882
926,700	Softbank Corp. (Wireless Telecommunication Services)	18,056
127,900	Sumitomo Corp. (Trading Companies & Distributors)	1,300
461,000	Sumitomo Metal Industries Ltd. (Steel)	1,226
210,000	Sumitomo Metal Mining Co. Ltd. (Diversified Metals & Mining)	2,950
143,500	Sumitomo Mitsui Financial Group, Inc. (Diversified Banks) (b)	5,808
134,100	SUZUKI MOTOR CORPORATION (Automobile Manufacturers)	3,007
38,000	TDK Corp. (Electronic Components)	1,784
25,000	Terumo Corp. (Health Care Equipment)	1,102
80,100	The Kansai Electric Power Co., Inc. (Electric Utilities)	1,767
108,400	Tokio Marine Holdings, Inc. (Property & Casualty Insurance)	2,977
111,800	Tokyo Electron Ltd. (Semiconductor Equipment)	5,396
172,600	Toyota Motor Corp. (Automobile Manufacturers)	6,528
277,500	Trend Micro, Inc. (Systems Software)	8,862

		143,790

	Jersey — 0.16%
144,100	Shire PLC (Pharmaceuticals)	1,989
15,200	Shire PLC – ADR (Pharmaceuticals)*	630

		2,619

	Luxembourg — 0.11%
93,000	SES – FDR, Class – A (Cable & Satellite)	1,765

	Mexico — 1.01%
188,100	America Movil SA de C.V., Series L – ADR (Wireless Telecommunication Services)*	7,283
47,100	Fomento Economico Mexicano S.A.B de C.V. – Sponsored ADR (Soft Drinks)*	1,519
220,100	Telefonos de Mexico S.A.B de C.V., Series L – Sponsored ADR (Integrated Telecommunication Services)*	3,568
190,800	Telmex Internacional S.A.B de C.V. – ADR (Integrated Telecommunication Services)*	2,414

Shares	Security Description	Value (000)
	Mexico (continued)
723,400	Wal-Mart de Mexico S.A.B de C.V., Series V (Hypermarkets & Super Centers)*	$2,145

		16,929

	Netherlands — 1.68%
395,620	Koninklijke Ahold NV (Food Retail)	4,560
1,123,600	Koninklijke KPN NV (Integrated Telecommunication Services)	15,502
271,600	Unilever NV (Packaged Foods & Meats)	6,568
91,400	Wolters Kluwer NV (Publishing)	1,603

		28,233

	Norway — 0.39%
357,200	SeaDrill Ltd. (Oil & Gas Drilling)	5,146
186,500	Telenor ASA (Integrated Telecommunication Services) (a)	1,440

		6,586

	Papua New Guinea — 0.08%
313,000	Oil Search Ltd. (Oil & Gas Exploration & Production)	1,368

	Portugal — 0.07%
174,000	Jeronimo Martins SGPS SA (Food Retail)	1,187

	Russia — 0.17%
138,300	Gazprom OAO ADR (LSE) (Integrated Oil & Gas)*	2,805

	Singapore — 0.09%
179,000	DBS Group Holdings Ltd. (Diversified Banks)	1,452

	South Africa — 0.27%
33,700	AngloGold Ashanti Ltd. – Sponsored ADR (Gold)*	1,234
80,400	Harmony Gold Mining Co. Ltd. – ADR (Metals & Mining) (a)*	830
70,700	Sasol Ltd. (Integrated Oil & Gas)	2,477

		4,541

	South Korea — 0.38%
9,637	Samsung Electronics Co. Ltd. (Semiconductors)	4,456
4,100	Samsung Electronics Co. Ltd. – GDR (Semiconductors)	960
38,190	Shinhan Financial Group Co. Ltd. (Diversified Banks) (a)	963

		6,379

	Spain — 0.46%
338,879	Banco Bilbao Vizcaya Argentaria SA (Diversified Banks)	4,266

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Spain (continued)
49,601	Industria de Diseno Textil SA (Apparel Retail)	$2,387
49,974	Telefonica S.A. (Integrated Telecommunication Services)	1,135

		7,788

	Sweden — 0.35%
92,394	Assa Abloy AB, Class – B (Building Products)	1,293
37,127	Hennes & Mauritz AB, B Shares (Apparel Retail)	1,855
98,700	Investor AB, B Shares (Multi-Sector Holdings)	1,527
115,300	Svenska Cellulosa AB, B Shares (Paper Products)	1,214

		5,889

	Switzerland — 3.75%
94,957	ABB Ltd. – Registered (Heavy Electrical Equipment)	1,500
67,979	Credit Suisse Group (Diversified Capital Markets)	3,115
3,155	Givaudan SA – Registered (Specialty Chemicals) (b)	1,937
153,945	Holcim Ltd. (Construction Materials) (b)	8,767
173,912	Nestle SA (Packaged Foods & Meats)	6,568
88,772	Novartis AG (Pharmaceuticals)	3,614
192,885	Roche Holding AG Genussscheine (Pharmaceuticals)	26,287
19,662	Swisscom AG (Integrated Telecommunication Services)	6,052
21,692	Synthes, Inc. (Health Care Equipment)	2,098
244,451	UBS AG – Registered (Diversified Capital Markets) (a)	3,002

		62,940

	Taiwan — 0.30%
258,893	Delta Electronics, Inc. – GDR (Electronic Components)	2,939
218,281	Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors)*	2,054

		4,993

	United Kingdom — 6.38%
795,300	ARM Holdings PLC (Semiconductors)	1,569
617,305	BAE Systems PLC (Aerospace & Defense)	3,449
1,253,500	Barclays PLC (Commercial Banks) (b)	5,824

Shares	Security Description	Value (000)
	United Kingdom (continued)
699,200	BG Group PLC (Integrated Oil & Gas)	$11,773
285,388	BHP Billiton PLC (Diversified Metals & Mining)	6,432
80,002	BP PLC (Integrated Oil & Gas)	632
16,500	BP PLC – Sponsored ADR (Integrated Oil & Gas)*	787
35,889	British American Tobacco PLC (Tobacco)	991
468,596	Cadbury PLC (Packaged Foods & Meats)	4,005
31,900	Cairn Energy PLC (Oil & Gas Exploration & Production) (a)	1,233
1,854,346	HSBC Holdings PLC (Diversified Banks)	15,447
206,000	HSBC Holdings PLC (Diversified Banks)	1,719
359,280	Imperial Tobacco Group PLC (Tobacco)	9,350
59,800	Rio Tinto PLC (Diversified Metals & Mining)	2,071
481,650	Royal Dutch Shell PLC, Class – A (Integrated Oil & Gas)	12,067
50,666	Royal Dutch Shell PLC, Class – B (Integrated Oil & Gas)	1,275
292,200	SABMiller PLC (Brewers)	5,965
231,900	Serco Group PLC (Commercial Services & Supplies)	1,614
331,973	Standard Chartered PLC (Diversified Banks)	6,241
44,050	Standard Chartered PLC (Diversified Banks)	846
1,688,000	Tesco PLC (Food Retail)	9,857
194,000	United Utilities Group PLC (Multi-Utilities)	1,591
718,626	Vodafone Group PLC (Wireless Telecommunication Services)	1,398
50,112	Wolseley PLC (Trading Companies & Distributors) (a)	959

		107,095

	Total Capital Guardian Trust Co.	667,855

	Causeway Capital Management LLC — 32.60%
	Bermuda — 0.51%
3,631,000	Yue Yuen Industrial (Holdings) Ltd. (Footwear)	8,542

	Canada — 1.35%
707,089	Manulife Financial Corp. (Life & Health Insurance) (b)*	12,276
402,477	Telus Corp. (Integrated Telecommunication Services)*	10,383

		22,659

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Causeway Capital Management LLC (continued)
	France — 5.61%
698,601	AXA SA (Multi-line Insurance)	$13,221
143,198	BNP Paribas (Diversified Banks)	9,337
157,204	Electricite de France (Electric Utilities)	7,675
622,072	France Telecom SA (Integrated Telecommunication Services)	14,153
169,340	Sanofi-Aventis (Pharmaceuticals)	10,005
458,770	Technip SA (Oil & Gas Equipment & Services)	22,619
378,988	Vinci SA (Construction & Engineering)	17,100

		94,110

	Germany — 4.47%
195,761	Bayer AG (Pharmaceuticals)	10,519
878,840	Deutsche Post AG – Registered (Air Freight & Logistics)	11,412
558,359	E.ON AG (Electric Utilities)	19,826
190,251	Linde AG (Industrial Gases)	15,585
256,668	Siemens AG (Industrial Conglomerates)	17,773

		75,115

	Greece — 0.56%
354,832	OPAP SA (Casinos & Gaming)	9,461

	Japan — 4.94%
198,900	Fanuc Ltd. (Industrial Machinery)	15,942
213,300	Honda Motor Co. Ltd. (Automobile Manufacturers)	5,869
1,499,700	Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	9,262
173,200	Sankyo Co. Ltd. (Leisure Products)	9,241
186,100	Shin-Etsu Chemical Co. Ltd (Specialty Chemicals)	8,632
45,500	SMC Corp. (Industrial Machinery)	4,886
5,106	Sony Financial Holdings, Inc. (Life & Health Insurance) (b)	14,080
311,700	Tokyo Electron Ltd. (Semiconductor Equipment)	15,045

		82,957

	Netherlands — 3.30%
379,512	Akzo Nobel NV (Diversified Chemicals)	16,774
552,320	ASML Holding NV (Semiconductor Equipment)	11,970
245,460	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	4,531
787,129	Reed Elsevier NV (Publishing)	8,703
683,114	TNT NV (Air Freight & Logistics)	13,351

		55,329

Shares	Security Description	Value (000)
	Norway — 0.91%
1,844,600	Aker Kvaerner ASA (Oil & Gas Equipment & Services)	$15,328

	Singapore — 0.74%
1,359,000	Singapore Airlines Ltd. (Airlines)	12,444

	South Korea — 0.83%
93,518	Hyundai Heavy Industries Co. Ltd. (Construction & Farm Machinery)	13,886

	Spain — 1.25%
234,079	Enagas (Gas Utilities)	4,619
718,128	Telefonica S.A. (Integrated Telecommunication Services)	16,307

		20,926

	Sweden — 0.71%
1,210,235	Ericsson LM, Class – B (Communications Equipment)	11,929

	Switzerland — 2.95%
553,491	Compagnie Financiere Richemont SA, Class – A (Apparel, Accessories & Luxury) (a)	11,542
225,108	Novartis AG (Pharmaceuticals)	9,166
77,421	Roche Holding AG Genussscheine (Pharmaceuticals)	10,551
744,755	UBS AG – Registered (Diversified Capital Markets) (a)	9,147
51,949	Zurich Financial Services AG (Multi-line Insurance)	9,184

		49,590

	United Kingdom — 4.47%
1,636,073	Aviva PLC (Multi-line Insurance)	9,211
1,568,468	BAE Systems PLC (Aerospace & Defense)	8,764
606,103	British Airways PLC (Airlines) (a)	1,249
421,796	British American Tobacco PLC (Tobacco)	11,642
1,173,266	HSBC Holdings PLC (Diversified Banks)	9,790
188,299	Rio Tinto PLC (Diversified Metals & Mining)	6,520
466,458	Rolls-Royce Group PLC (Aerospace & Defense)	2,788
358,813	Royal Dutch Shell PLC, Class – B (Integrated Oil & Gas)	9,032
8,216,538	Vodafone Group PLC (Wireless Telecommunication Services)	15,979

		74,975

	Total Causeway Capital Management LLC	547,251

	Total Common Stocks	1,604,787

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)	Security Description	Value (000)
	Convertible Corporate Bonds — 0.07%
	Capital Guardian Trust Co. — 0.07%
$715	ABN Amro Bank NV, 0.50%, 9/28/10	$968
300	SeaDrill Ltd., 3.625%, 11/8/12 (Oil & Gas Drilling)	234

	Total Convertible Corporate Bonds	1,202

	Time Deposits — 5.41%
	Artisan Partners LP — 0.82%
13,740	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	13,740

	Capital Guardian Trust Co. — 2.74%
45,982	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	45,982

	Causeway Capital Management LLC — 1.85%
31,006	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/09	31,006

	Total Time Deposits	90,728

	Total Investments (cost $1,705,966) — 101.08%	1,696,717
	Liabilities in excess of other assets — (1.08)%	(18,096)

	Net Assets — 100.00%	$1,678,621

*	Security was not fair valued on June 30, 2009, and represents a Level 1 security. Refer to Note 2 in Notes to Financial Statements.

(a)	Represents non-income producing security.

(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

REITs — Real Estate Investment Trusts

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Currency Contracts

Contract Amount (Local Currency)	Currency	Settlement Date	Settlement Value (000)	Value on 6/30/2009 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
1,065,000	Brazilian Real	7/1/09	$548	$544	$(4)
5,508,658	British Sterling Pound	7/1/09	9,116	9,062	(54)
1,138,825	British Sterling Pound	7/1/09	1,883	1,873	(10)
4,515,518	Canadian Dollar	7/2/09	3,917	3,883	(34)
909,140	Danish Kroner	7/1/09	172	171	(1)
4,398,637	Euro	7/8/09	6,237	6,170	(67)
1,683,383	Euro	7/8/09	2,386	2,361	(25)
1,234,482	Euro	7/1/09	1,739	1,732	(7)
164,297,394	Japanese Yen	7/1/09	1,725	1,706	(19)
57,505,490	Japanese Yen	7/1/09	603	597	(6)
33,266	Singapore Dollar	7/1/09	23	23	—
1,547,917	Swiss Franc	7/1/09	1,431	1,425	(6)

	Total Currencies Purchased		$29,780	$29,547	$(233)

	Currencies Sold
282,492	British Sterling Pound	7/2/09	$468	$465	3
160,032	British Sterling Pound	7/2/09	265	263	2
140,948	British Sterling Pound	7/6/09	232	232	—
11,722	British Sterling Pound	7/6/09	19	19	—
6,835,922	Canadian Dollar	7/8/09	6,236	5,879	357
268,449	Euro	7/6/09	377	377	—
204,314	Euro	7/2/09	288	287	1
69,267	Euro	7/1/09	97	97	—
24,803	Euro	7/6/09	35	35	—
1,487,444	Hong Kong Dollar	7/6/09	192	192	—
996,256	Hong Kong Dollar	7/2/09	129	129	—
63,571,533	Japanese Yen	7/2/09	666	660	6
4,299,417	Swiss Franc	7/22/09	3,985	3,959	26
2,550,157	Swiss Franc	7/8/09	2,387	2,348	39
825,710	Swiss Franc	7/1/09	763	760	3

	Total Currencies Sold		$16,139	$15,702	$437

	Net Unrealized Appreciation/(Depreciation)				$204

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations — 20.49%
$975	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class ASB (a)	4.59	7/10/43	$943
920	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4 (a)	5.87	4/10/49	697
440	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 (a)	5.66	6/10/49	311
1,350	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 (a)	5.94	7/10/17	1,089
950	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB	5.71	1/10/17	815
386	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4	5.49	10/10/17	271
130	Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 (a)	6.17	12/10/17	101
1,305	Banc of America Funding Corp., Series 2009-R5, Class 3A1 (a)(b)*	6.00	6/26/37	1,207
200	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2	5.63	4/10/49	182
1,000	Banc of America Commercial Mortgage, Inc., Series 2009-UB1, Class A4 (a)(b)	5.62	6/24/50	811
1,668	BCAP LLC Trust, Series 2009-RR2, Class A1 (a)(b)*	5.80	1/21/38	1,559
1,838	BCAP LLC Trust, Series 2009-RR4, Class 3A1 (a)(b)	5.48	4/26/37	1,725
935	BCAP LLC Trust, Series 2009-RR4, Class 9A1 (a)(b)*	5.39	6/1/39	832
1,737	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1	4.63	2/25/36	1,222
2,678	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 22A1 (a)	5.99	6/25/47	1,686
1,750	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5, Class 3A1 (a)	5.97	8/25/47	965
925	Bear Stearns Commercial Mortgage Securities, Series 2007-Pw17, Class A4 (a)	5.69	6/11/50	758
1,500	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AAB (a)	5.72	6/11/40	1,342
750	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class AAB	4.98	2/11/41	729
1,688	Chase Mortgage Finance Corp., Series 2005-A1, Class 3A1 (a)	5.28	12/25/35	1,122
464	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A1 (a)	5.62	12/10/49	471
522	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2	6.75	8/25/34	462
388	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1 (a)	4.90	10/25/35	294
1,171	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 2A1 (a)	4.70	3/25/36	864
2,572	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 2A1A (a)	5.91	7/25/37	1,588
905	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 1A1 (a)(b)*	5.67	6/25/37	715
1,501	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 7A1 (a)(b)*	0.66	7/25/36	1,231
965	Citigroup Mortgage Loan Trust, Inc., Series 2009-6, Class 6A1 (a)(b)	0.56	7/25/36	835
1,765	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B	5.21	12/11/49	1,614
1,230	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 (a)	5.89	11/15/44	930
74	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1	6.00	2/25/34	69
1,253	Countrywide Home Loans, Series 2006-1, Class A2	6.00	3/25/36	984
1,586	Credit Suisse Mortgage Capital Certificate, Series 2009-2R, Class 2A5 (a)(b)*	5.62	6/26/37	1,396
2,338	Credit Suisse Mortgage Capital Certificate, Series 2009-3R, Class 25A1 (a)(b)*	5.65	7/27/36	2,057
824	Credit Suisse Mortgage Capital Certificate, Series 2009-3R, Class 28A1 (a)(b)*	5.65	8/27/37	725
2,123	Credit Suisse Mortgage Capital Certificate, Series 2009-3R, Class 30A1 (a)(b)*	5.85	7/27/37	1,889
1,830	Credit Suisse Mortgage Capital Certificate, Series 2009-8R, Class 5A1 (a)(b)*	6.13	6/1/39	1,711
460	CS First Boston Mortgage Securities Corp., Series 2004-4, Class 1A11	5.50	8/25/34	371
1,310	Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A2 (a)(b)	5.11	6/26/35	994
1,167	First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2 (a)	5.48	1/25/37	784
1,324	First Horizon Mortgage Pass-Through Trust, Series 2007-AR1, Class 1A1 (a)	5.83	5/25/37	791
465	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2 (a)	5.42	12/10/49	403
460	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4	5.54	12/10/49	318
830	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 4A1 (a)	5.47	11/19/35	620
800	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB	4.62	8/10/42	763
1,410	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4	5.74	12/10/49	1,134
1,060	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.38	3/10/39	995
1,335	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	5.44	3/10/39	1,064
1,890	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AAB (a)	5.80	8/10/45	1,572
1,078	GS Mortgage Securities Corp., Series 2008-2R, Class 1A1 (a)(b)	7.50	9/25/36	746
336	GS Mortgage Securities Corp., Series 2008-2R, Class 2A1 (a)(b)	7.50	10/25/36	281

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$967	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1 (a)(b)*	5.31	7/25/35	$870
1,580	Indymac Inda Mortgage Loan Trust, Series 2007-AR3, Class 1A1 (a)	5.87	6/25/37	1,040
1,655	Jefferies & Co., Series 2009-R9, Class 1A1 (a)(b)	5.84	8/26/46	1,473
1,120	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-CB19, Class ASB (a)	5.73	2/12/49	957
1,580	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-CB20, Class A4	5.79	8/12/17	1,180
1,515	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-LD11, Class A2 (a)	5.99	6/15/49	1,396
1,930	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-LD11, Class ASB (a)	5.82	6/15/49	1,644
312	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-LD12, Class A4 (a)	5.88	2/15/51	234
765	JPMorgan Chase Commercial Mortgage Securities Co., Series 2007-LD12, Class AM (a)	6.06	2/15/51	345
874	JPMorgan Mortgage Trust, Series 2006-A5, Class 2A1 (a)	5.83	8/25/36	578
2,361	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A2 (a)	5.79	1/25/37	1,663
626	JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1 (a)	5.43	6/25/37	389
2,530	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4	5.86	7/15/40	1,837
1,235	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class B1 (a)	4.19	12/21/34	359
150	Master Alternative Loans Trust, Series 2004-5, Class 6A1	7.00	6/25/34	110
402	Master Alternative Loans Trust, Series 2005-1, Class 5A1	5.50	1/25/20	335
117	Master Alternative Loans Trust, Series 2005-2, Class 5A1	6.50	12/25/34	89
117	New York City Mortgage Loan Trust, Series 1996, Class A3 (c)*	6.75	9/25/19	59
336	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3	5.50	8/25/34	273
1,315	Sequoia Mortgage Trust, Series 2007-1, Class 2A1 (a)	5.80	2/20/47	907
1,400	Structured Adjustable Rate Mortgage Loan, Series 2005-21, Class 6A3 (a)	5.40	11/25/35	579
1,350	Structured Adjustable Rate Mortgage Loan, Series 2005-22, Class 1A4 (a)	5.25	12/25/35	686
630	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AP8 (a)	5.09	7/15/42	606
1,335	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (a)	5.74	6/15/49	1,133
916	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR14, Class 1A1 (a)	5.04	12/25/35	762
2,493	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1 (a)	5.30	1/25/37	1,454
416	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1 (a)	5.59	12/25/36	256
1,367	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 3A3 (a)	5.81	3/25/37	896
847	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	5.33	3/25/37	570
2,008	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6	5.61	7/25/36	1,346
555	Wells Fargo Mortgage Backed Securities Trust, Series 2007-13, Class A9	6.00	9/25/37	219
560	Wells Fargo Mortgage Backed Securities Trust, Series 2008-1R, Class A1 (b)*	5.32	6/26/35	398

	Total Collateralized Mortgage Obligations			71,681

	U.S. Government Agency Mortgages — 26.14%
2,039	Fannie Mae, Pool #190340	5.00	9/1/33	2,086
2,728	Fannie Mae, Pool #190346	5.50	12/1/33	2,820
807	Fannie Mae, Pool #190354	5.50	12/1/34	834
1,619	Fannie Mae, Pool #255321	5.50	7/1/24	1,684
535	Fannie Mae, Pool #255493	5.50	11/1/24	557
366	Fannie Mae, Pool #255550	5.50	12/1/24	381
718	Fannie Mae, Pool #256116	6.00	2/1/26	756
1,862	Fannie Mae, Pool #257238	5.00	6/1/28	1,910
1,381	Fannie Mae, Pool #555531	5.50	6/1/33	1,433
1,317	Fannie Mae, Pool #555591	5.50	7/1/33	1,361
4,580	Fannie Mae, Pool #5869 TBA	4.50	7/13/39	4,570
446	Fannie Mae, Pool #672512	5.50	12/1/32	461
1,398	Fannie Mae, Pool #725222	5.50	2/1/34	1,450
311	Fannie Mae, Pool #725231	5.00	2/1/34	318
1,295	Fannie Mae, Pool #725419	4.50	10/1/33	1,294
887	Fannie Mae, Pool #725424	5.50	4/1/34	916

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$750	Fannie Mae, Pool #725425	5.50	4/1/34	$776
238	Fannie Mae, Pool #725456	5.00	5/1/34	243
755	Fannie Mae, Pool #727098	5.00	8/1/33	773
518	Fannie Mae, Pool #727437	6.00	3/1/25	547
937	Fannie Mae, Pool #728720	5.00	7/1/33	958
1,053	Fannie Mae, Pool #735230	5.00	8/1/20	1,097
162	Fannie Mae, Pool #735230	5.50	2/1/35	168
328	Fannie Mae, Pool #741897	5.00	10/1/33	335
457	Fannie Mae, Pool #744131	6.50	12/1/24	488
1,422	Fannie Mae, Pool #745096	5.50	11/1/34	1,476
954	Fannie Mae, Pool #745518	5.50	1/1/20	1,008
14	Fannie Mae, Pool #747631	6.50	11/1/33	15
822	Fannie Mae, Pool #888105	5.00	8/1/20	861
575	Fannie Mae, Pool #888283	5.00	8/1/34	588
2,536	Fannie Mae, Pool #888416	5.00	9/1/35	2,595
1,596	Fannie Mae, Pool #888657	5.50	2/1/35	1,656
2,717	Fannie Mae, Pool #889307	5.00	7/1/37	2,779
2,014	Fannie Mae, Pool #890006	5.50	9/1/36	2,092
268	Fannie Mae, Pool #919157	6.50	4/1/37	286
1,688	Fannie Mae, Pool #930768	4.00	3/1/29	1,661
4,625	Fannie Mae, Pool #961 TBA	4.00	7/13/39	4,485
19	Fannie Mae, Series 1998-36, Class J	6.00	7/18/28	20
456	Fannie Mae, Series 2001-14, Class Z	6.00	5/25/31	486
2,190	Fannie Mae, Series 2003-86, Class OE	5.00	3/25/32	2,263
1,495	Fannie Mae, Series 2005-101, Class ND	5.00	6/25/34	1,553
2,276	Fannie Mae, Series 2005-12, Class JE	5.00	9/25/33	2,374
1,150	Fannie Mae, Series 2005-22, Class HE	5.00	10/25/33	1,188
455	Fannie Mae, Series 2005-29, Class QD	5.00	8/25/33	469
1,938	Fannie Mae, Series 2005-44, Class PE	5.00	7/25/33	1,999
2,100	Fannie Mae, Series 2005-86, Class WD	5.00	3/25/34	2,168
665	Fannie Mae, Series 2007-77, Class TC	5.50	9/25/34	693
41	Freddie Mac, Gold Pool #A15401	6.50	11/1/33	44
1,284	Freddie Mac, Gold Pool #G30290	6.50	3/1/26	1,384
1,415	Freddie Mac, Pool #1J1917(a)	5.40	10/1/38	1,482
416	Freddie Mac, Pool #A71059	7.00	1/1/38	448
1,186	Freddie Mac, Pool #A71283	6.50	1/1/38	1,262
1,138	Freddie Mac, Pool #E99582	5.00	9/1/18	1,191
8	Freddie Mac, Series 1977, Class E	7.00	7/15/12	8
495	Freddie Mac, Series 2533, Class PE	5.50	12/15/21	520
1,145	Freddie Mac, Series 2628, Class QM	4.50	11/15/31	1,159
880	Freddie Mac, Series 2694, Class QH	4.50	3/15/32	900
1,460	Freddie Mac, Series 2709, Class PE	5.00	12/15/22	1,533
1,192	Freddie Mac, Series 2734, Class PG	5.00	7/15/32	1,241
1,390	Freddie Mac, Series 2774, Class PD	5.00	8/15/32	1,438
1,355	Freddie Mac, Series 2775, Class ME	5.00	12/15/32	1,398
1,255	Freddie Mac, Series 2780, Class LE	5.00	11/15/32	1,304
1,545	Freddie Mac, Series 2864, Class NB(a)	5.50	7/15/33	1,614
1,700	Freddie Mac, Series 2864, Class PE	5.00	6/15/33	1,763
250	Freddie Mac, Series 2869, Class BG	5.00	7/15/33	258
715	Freddie Mac, Series 2874, Class LD	5.00	8/15/33	740
1,186	Freddie Mac, Series 2915, Class KD	5.00	9/15/33	1,218

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$2,290	Freddie Mac, Series 3017, Class MK	5.00	12/15/34	$2,353
1,610	Freddie Mac, Series 3036, Class ND	5.00	5/15/34	1,652
958	Freddie Mac, Series 3145, Class LN	4.42	10/15/34	990
1,493	Freddie Mac, Series 3203, Class VM	5.00	8/15/17	1,570
770	Freddie Mac, Series 3242, Class QB	5.50	1/15/34	810
1,283	Freddie Mac, Series 3451, Class VA	5.00	4/15/19	1,359
839	Government National Mortgage Association, Pool #616571	6.50	8/20/34	891

	Total U.S. Government Agency Mortgages			91,461

	Convertible Corporate Bonds — 1.90%
780	Amgen, Inc.	0.13	2/11/11	741
950	Medtronic, Inc.	1.50	4/15/11	919
1,515	Medtronic, Inc.	1.63	4/15/13	1,396
1,867	National City Corp.	4.00	2/1/11	1,835
1,585	Omnicom Group, Inc., Callable 6/15/10 @ 100.00	7.18	7/1/38	1,525
250	Transocean, Inc., Series B, Callable 12/20/11 @ 100.00	1.50	12/15/37	229

	Total Convertible Corporate Bonds			6,645

	Corporate Bonds — 25.04%
380	21st Century Insurance (Insurance) (d)	5.90	12/15/13	205
1,485	American Honda Finance Corp. (Diversified Financial Services) (b)	7.63	10/1/18	1,449
385	Andina De Fomento Corp. (Multi-National)	5.75	1/12/17	371
145	Andina De Fomento Corp. (Multi-National)	6.88	3/15/12	153
1,250	ANZ National International Ltd. (Banking) (b)	6.20	7/19/13	1,288
750	AT&T, Inc. (Telecommunications)	6.55	2/15/39	749
494	Baltimore Gas & Electric Co. (Electric)	6.35	10/1/36	478
1,275	Bank of America Corp. (Banking)	5.75	12/1/17	1,135
2,195	Bank of America Corp. (Banking)	7.63	6/1/19	2,205
490	Bank of America Corp., Series L, MTN (Banking)	7.38	5/15/14	506
1,045	Barrick North America Finance LLC (Mining)	6.80	9/15/18	1,142
710	Bear Stearns Co., Inc. (Diversified Financial Services)	7.25	2/1/18	748
1,075	BP AMI Leasing, Inc. (Oil & Gas) (b)	5.52	5/8/19	1,104
2,030	Citigroup, Inc. (Banking)	6.50	8/19/13	1,972
2,475	Citigroup, Inc. (Banking)	8.50	5/22/19	2,518
500	Comcast Cable Communications Holdings, Inc. (Media)	9.46	11/15/22	585
55	Comcast Corp. (Media)	6.50	1/15/17	58
1,555	ConocoPhillips (Oil, Gas & Consumable Fuels)	4.60	1/15/15	1,598
765	Constellation Energy Group, Inc. (Electric)	7.60	4/1/32	681
431	CVS Caremark Corp. (Retail)	6.25	6/1/27	437
1,373	CVS Caremark Corp. (Retail)	6.30	6/1/37	1,016
815	CVS Caremark Corp. (Retail)	6.60	3/15/19	871
1,110	Diamond Offshore Drill, Inc. (Oil & Gas)	5.88	5/1/19	1,131
1,060	Dominion Resources, Inc. (Electric)	6.30	9/30/66	721
50	Dominion Resources, Inc. (Electric)	7.50	6/30/66	37
1,355	DTE Energy Co. (Electric)	6.38	4/15/33	1,017
390	Energy East Corp. (Electric)	6.75	7/15/36	385
330	Energy Transfer Partners (Pipelines)	5.65	8/1/12	336
805	Entergy Mississippi, Inc. (Electric)	6.64	7/1/19	830
400	ERAC USA Finance Co. (Commercial Services) (b)	5.80	10/15/12	374
895	ERAC USA Finance Co. (Commercial Services) (b)	7.00	10/15/37	712
890	ERAC USA Finance Co. (Commercial Services) (b)	8.00	1/15/11	885
690	Farmers Exchange Capital (Diversified Financial Services) (c)	7.20	7/15/48	394

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$535	FBL Financial Group, Inc. (Insurance) (d)	5.88	3/15/17	$227
930	FPL Group Capital, Inc. (Electric)	6.35	10/1/66	725
1,330	General Electric Capital Corp., Series MTN (Diversified Financial Services)	6.88	1/10/39	1,197
135	Goldman Sachs Group, Inc. (Banking)	5.95	1/15/27	114
840	Goldman Sachs Group, Inc. (Banking)	6.25	9/1/17	831
230	HBOS PLC (Banking) (b)	6.75	5/21/18	174
1,260	Illinois Power Co. (Electric)	9.75	11/15/18	1,451
560	JPMorgan Chase & Co. (Banking)	5.13	9/15/14	557
1,080	Kinder Morgan Energy Partners LP (Pipelines)	6.85	2/15/20	1,107
395	Kroger Co. (Food)	7.00	5/1/18	425
845	Magellan Midstream Partners LP (Pipelines)	6.55	7/15/19	867
1,080	Mass Mutual Life Insurance Co. (Insurance) (b)	8.88	6/1/39	1,147
925	Medco Health Solutions, Inc. (Pharmaceuticals)	6.13	3/15/13	954
1,320	Medco Health Solutions, Inc. (Pharmaceuticals)	7.13	3/15/18	1,390
1,225	Merck & Co., Inc. (Pharmaceuticals)	5.85	6/30/39	1,258
280	Merrill Lynch & Co. (Diversified Financial Services)	5.45	7/15/14	268
300	Merrill Lynch & Co. (Diversified Financial Services)	6.22	9/15/26	247
730	Merrill Lynch & Co., Series C, MTN (Diversified Financial Services)	5.45	2/5/13	710
1,225	Merrill Lynch & Co., Series MTN (Diversified Financial Services)	6.88	4/25/18	1,134
780	MetLife Global Funding I (Insurance) (b)	5.13	4/10/13	793
1,990	MetLife, Inc. (Insurance)	6.75	6/1/16	2,026
825	Microsoft Corp. (Software)	5.20	6/1/39	803
680	MMG Fiduciary (AES el Salvador) (Electric) (b)	6.75	2/1/16	486
1,400	Morgan Stanley (Banking)	5.05	1/21/11	1,428
1,325	Morgan Stanley, Series MTN (Banking)	6.00	4/28/15	1,322
800	Mosaic Co. (Chemicals) Callable 12/1/10 @ 103.69 (b)	7.38	12/1/14	824
380	Mosaic Co. (Chemicals) Callable 12/1/11 @ 103.81 (b)	7.63	12/1/16	385
395	National Australia Bank (Banking) (b)	5.35	6/12/13	407
760	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services)	10.38	11/1/18	953
445	NGPl PipeCo LLC (Electric) (b)	7.12	12/15/17	466
795	NiSource Finance Corp. (Electric)	7.88	11/15/10	821
630	Old Domin Electric, Series A	6.25	6/1/11	669
655	Oracle Corp. (Software)	3.75	7/8/14	655
830	Oracle Corp. (Software)	6.13	7/8/39	825
925	Pacific Life Insurance Company (Insurance) (b)	9.25	6/15/39	898
780	Pepco Holdings, Inc. (Electric)	6.45	8/15/12	812
735	PepsiAmericas, Inc. (Beverages)	4.38	2/15/14	740
1,295	Pfizer Inc. (Pharmaceuticals)	7.20	3/15/39	1,538
285	Pfizer Inc. (Pharmaceuticals)	6.20	3/15/19	312
400	PNC Preferred Funding Trust (Banks) Callable 3/15/13 @ 100.00 (a)(b)	8.70	2/28/49	328
1,145	PP&L Capital Funding, Inc., Series A (Electric)	6.70	3/30/67	836
660	PPL Electric Utilities Corp. (Electric)	6.25	5/15/39	696
1,160	Prudential Financial, Inc. (Insurance)	7.38	6/15/19	1,139
1,012	Qwest Corp. (Telecommunications)	7.63	6/15/15	951
1,165	Rio Tinto Finance USA Ltd. (Mining)	5.88	7/15/13	1,172
950	Rio Tinto Finance USA Ltd. (Mining)	6.50	7/15/18	951
1,280	Roche Holdings, Inc. (Health Care) (b)	6.00	3/1/19	1,365
410	Roche Holdings, Inc. (Health Care) (b)	7.00	3/1/39	475
1,620	Rochester Gas & Electric Corp., Series TT (Electric)	6.95	4/1/11	1,714
1,465	Rockies Express Pipeline (Pipelines) (b)	6.25	7/15/13	1,475
352	TCI Communications, Inc. (Media)	8.75	8/1/15	401

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$120	TCI Communications, Inc. (Media)	9.88	6/15/22	$145
295	TCI Communications, Inc. (Media)	10.13	4/15/22	341
800	Time Warner Cable, Inc. (Media)	6.75	7/1/18	833
330	Time Warner Cable, Inc. (Media)	7.50	4/1/14	364
1,140	Time Warner Cable, Inc. (Media)	8.25	4/1/19	1,293
720	Time Warner Cos., Inc. (Media)	6.95	1/15/28	676
490	Time Warner Entertainment Co. LP (Media)	10.15	5/1/12	549
1,020	Time Warner, Inc. (Media)	7.63	4/15/31	992
740	Trans-Canadian Pipelines (Pipelines)	6.35	5/15/67	514
365	Trans-Canadian Pipelines (Pipelines)	6.50	8/15/18	397
780	Union Electric Co. (Electric)	8.45	3/15/39	914
370	United Dominion Realty Trust, Series E (Real Estate Investment Trusts)	3.90	3/15/10	365
593	Utility Contract Funding LLC (Electric) (b)	7.94	10/1/16	558
780	Verizon Communications, Inc. (Telecommunications)	8.75	11/1/18	924
1,360	Verizon Wireless Capital (Telecommunications) (b)	5.55	2/1/14	1,444
561	Viacom, Inc. (Media)	5.75	4/30/11	574
235	Viacom, Inc. (Media)	6.13	10/5/17	228
250	Viacom, Inc. (Media)	6.75	10/5/37	225
365	Wachovia Bank NA (Banking)	6.60	1/15/38	356
1,630	Wachovia Corp., Series G, MTN (Banking)	5.50	5/1/13	1,684
1,130	Wisconsin Energy Corp. (Electric)	6.25	5/15/67	825
790	WPS Resources Corp. (Electric)	6.11	12/1/66	513
310	Xerox Corp. (Office/Business Equipment)	6.40	3/15/16	285
1,327	Xstrata Finance Canada (Investment Companies) (b)	6.90	11/15/37	1,058

	Total Corporate Bonds			87,597

	Asset Backed Securities — 1.15%
1,486	AmeriCredit Automobile Receivables Trust, Series 2005-DA, Class A4	5.02	11/6/12	1,506
690	AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A3	5.68	12/12/12	678
35	Centex Home Equity, Series 2002-A, Class AF6	5.54	1/25/32	30
1,170	Countrywide Asset Backed Certificates, Series 2006-11, Class 1AF6 (a)	6.15	9/25/46	540
405	Countrywide Asset Backed Certificates, Series 2006-15, Class A6 (a)	5.83	10/25/46	207
30	Green Tree Financial Corp., Series 1996-2, Class A4	7.20	4/15/27	29
40	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.27	6/15/29	17
600	Household Automotive Trust, Series 2006-1, Class A4	5.52	3/18/13	622
401	Wachovia Auto Owner Trust, Series 2006-A, Class A4	5.38	3/20/13	410

	Total Asset Backed Securities			4,039

	Taxable Municipal Bonds — 3.22%
560	Calexico California, Community Redevelopment Agency Tax Allocation, Series B (AMBAC)	4.22	8/1/12	559
1,235	Escondido California JT Powers Funding Authority Lease Revenue, Series B (FGIC)	5.53	9/1/18	1,223
705	Florida State Board of Education, Series E	5.00	6/1/35	702
1,150	Glendale Municipal Property Corporation Excise Tax Revenue, Series B (FSA)	6.08	7/1/25	1,152
775	Harrison New Jersey (FGIC)	5.50	5/1/22	686
70	Los Angeles California Community Redevelopment Agency (MBIA)	5.60	7/1/18	65
785	Metropolitan Transportation Authority Revenue	7.34	11/15/39	925
795	Missouri State Development Finance Board, Infrastructure Facilities Revenue, Series C	6.10	4/1/23	764
1,005	New Jersey State Turnpike Authority Revenue, Series F	7.41	1/1/40	1,170
860	Palm Beach County Florida Public Improvement Revenue	5.00	5/1/38	825
1,335	Port Authority of New York & New Jersey	6.04	12/1/29	1,383
925	Utah Transit Authority Sales Tax Revenue, Series B	5.94	6/15/39	938
1,235	Whittier California Redevelopment Agency (FGIC)	6.09	11/1/38	857

	Total Taxable Municipal Bonds			11,249

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations — 16.30%
$3,168	U.S. Treasury Bond	3.50	2/15/39	$2,739
1,174	U.S. Treasury Note	0.88	5/31/11	1,170
22,235	U.S. Treasury Note	1.88	6/15/12	22,398
819	U.S. Treasury Note	2.25	5/31/14	808
12,881	U.S. Treasury Note	2.63	6/30/14	12,921
582	U.S. Treasury Note	3.25	5/31/16	584
5,506	U.S. Treasury Note	3.25	6/30/16	5,523
11,248	U.S. Treasury Note	3.13	5/15/19	10,879

	Total U.S. Treasury Obligations			57,022

	Yankee Dollars — 2.48%
1,000	Barclays Bank PLC	6.75	5/22/19	992
1,240	Corp Andina de Fomento	8.13	6/4/19	1,315
855	France Telecom SA	4.38	7/8/14	862
795	Nokia Corp.	6.63	5/15/39	839
250	Stoneheath Re, Callable 10/15/11 @ 100.00	6.87	12/29/49	90
820	Telecom Italia Capital SA	7.18	6/18/19	831
1,015	Telefonica S.A.	5.88	7/15/19	1,046
755	TransCanada Pipelines Ltd.	7.63	1/15/39	881
830	Vodafone Group PLC	5.45	6/10/19	816
1,000	WPP Finance Corp	8.00	9/15/14	1,015

	Total Yankee Dollars			8,687

	Money Market Mutual Funds — 4.94%
17,284,067	SSgA Prime Money Market Fund (a)	0.36		17,284

	Total Money Market Mutual Funds			17,284

	Total Investments (cost $366,108) — 101.66%			355,665
	Liabilities in excess of other assets — (1.66)%			(5,819)

	Net Assets — 100.00%			$349,846

*	Security was fair valued on June 30, 2009, and total fair valued securities represent 3.12% of the Portfolio.

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed illiquid by the Specialist Manager and represent 0.13% of the Portfolio’s net assets.

(d)	These securities have been deemed illiquid by the Specialist Manager and represent 0.13% of the Portfolio’s net assets.

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assurance, Inc.

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

TBA — Security is subject to delayed delivery.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages — 22.41%
$92	Fannie Mae Strip, Series 317, Class 1, PO	3.18	12/1/31	$79
2,700	Fannie Mae, 30 YR TBA	5.00	7/13/39	2,749
100	Fannie Mae, 30 YR TBA	6.00	7/13/39	104
600	Fannie Mae, 30 YR TBA	6.50	8/13/39	636
17	Fannie Mae, Pool #124836	10.00	5/1/22	19
4	Fannie Mae, Pool #124911	10.00	3/1/16	5
5	Fannie Mae, Pool #190535	11.00	1/1/16	6
27	Fannie Mae, Pool #303406	10.00	2/1/25	30
3	Fannie Mae, Pool #313033	10.00	7/1/17	3
6	Fannie Mae, Pool #313328	10.00	7/1/18	7
36	Fannie Mae, Pool #323354	6.00	11/1/28	38
2	Fannie Mae, Pool #359461	10.50	12/1/17	3
38	Fannie Mae, Pool #378141	10.00	4/1/19	43
21	Fannie Mae, Pool #397120	10.00	5/1/21	23
2	Fannie Mae, Pool #50163	10.50	11/1/18	2
11	Fannie Mae, Pool #545556	7.00	4/1/32	12
23	Fannie Mae, Pool #610381	7.00	10/1/31	26
236	Fannie Mae, Pool #725162	6.00	2/1/34	249
521	Fannie Mae, Pool #725704	6.00	8/1/34	549
1,581	Fannie Mae, Pool #725946	5.50	11/1/34	1,640
1,687	Fannie Mae, Pool #735504	6.00	4/1/35	1,778
1,853	Fannie Mae, Pool #735912	5.50	10/1/35	1,919
3,176	Fannie Mae, Pool #745209	5.50	9/1/19	3,356
2,008	Fannie Mae, Pool #745412	5.50	12/1/35	2,083
1,683	Fannie Mae, Pool #819432 (a)	4.60	3/1/35	1,740
776	Fannie Mae, Pool #838926	5.50	8/1/35	803
360	Fannie Mae, Pool #842993	6.00	10/1/35	377
6,643	Fannie Mae, Pool #889273	5.50	4/1/38	6,867
602	Fannie Mae, Pool #889424	6.00	3/1/38	629
33	Fannie Mae, Pool #901079	6.00	8/1/36	34
2,528	Fannie Mae, Pool #950829	6.00	11/1/37	2,646
1,450	Fannie Mae, Pool #968080	5.50	2/1/38	1,499
1,744	Fannie Mae, Pool #970644	5.50	11/1/38	1,803
3,871	Fannie Mae, Pool #995024	5.50	8/1/37	4,014
3,486	Fannie Mae, Pool #995320	4.50	12/1/20	3,562
1,600	Federal National Mortgage Assoc.	4.00	7/16/24	1,600
3,000	Freddie Mac, Gold 15 YR TBA	4.50	7/16/24	3,058
7,600	Freddie Mac, Gold 30 YR TBA	5.50	8/13/39	7,816
5	Freddie Mac, Gold Pool #C01104	8.00	12/1/30	6
15	Freddie Mac, Gold Pool #C41019	8.00	8/1/30	16
23	Freddie Mac, Gold Pool #C41513	8.00	8/1/30	26
5	Freddie Mac, Gold Pool #C41563	8.00	8/1/30	6
13	Freddie Mac, Gold Pool #C50601	8.00	4/1/31	14
31	Freddie Mac, Gold Pool #C68001	7.00	6/1/32	33
25	Freddie Mac, Gold Pool #D11089	9.50	10/1/17	28
89	Freddie Mac, Gold Pool #E00627	5.50	2/1/14	93
89	Freddie Mac, Gold Pool #E01137	6.00	3/1/17	94
28	Freddie Mac, Gold Pool #E84261	6.00	7/1/16	30
7	Freddie Mac, Gold Pool #E89400	6.00	4/1/17	7
50	Freddie Mac, Gold Pool #E90895	6.00	7/1/17	53
88	Freddie Mac, Gold Pool #E91323	6.00	9/1/17	94

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$3	Freddie Mac, Gold Pool #G01135	8.00	9/1/30	$3
3	Freddie Mac, Gold Pool #G01311	7.00	9/1/31	3
25	Freddie Mac, Gold Pool #G01391	7.00	4/1/32	27
2,545	Freddie Mac, Gold Pool #G03019	5.50	6/1/37	2,631
230	Freddie Mac, Gold Pool #M80813	4.00	4/1/10	236
35	Freddie Mac, Pool #170199	9.50	10/1/16	39
2	Freddie Mac, Pool #183455	12.00	12/1/10	2
2,170	Freddie Mac, Pool #1G1584 (a)	5.77	3/1/37	2,269
1,309	Freddie Mac, Pool #1G1678	5.75	4/1/37	1,376
1,505	Freddie Mac, Pool #1G2511 (a)	5.39	5/1/36	1,568
1,333	Freddie Mac, Pool #1J1522 (a)	5.85	3/1/37	1,400
1,334	Freddie Mac, Pool #1J1882 (a)	5.63	10/1/38	1,399
2	Freddie Mac, Pool #360019	10.50	12/1/17	2
1	Freddie Mac, Pool #555285	10.00	4/1/16	1
1,400	Government National Mortgage Association, 30 YR TBA	5.50	7/20/39	1,445
600	Government National Mortgage Association, 30 YR TBA	5.50	8/20/39	616
100	Government National Mortgage Association, 30 YR TBA	6.00	8/20/39	104
5	Government National Mortgage Association, Pool #112784	12.00	2/15/14	6
1	Government National Mortgage Association, Pool #42444	11.00	9/15/10	1
3	Government National Mortgage Association, Pool #42710	11.00	9/15/10	3
1	Government National Mortgage Association, Pool #43080	11.00	8/15/10	1
7	Government National Mortgage Association, Pool #45290	11.00	12/15/10	7
9	Government National Mortgage Association, Pool #488233	6.00	4/15/29	10
4	Government National Mortgage Association, Pool #497630	6.00	2/15/29	4
2	Government National Mortgage Association, Pool #545212	7.00	12/15/30	2
7	Government National Mortgage Association, Pool #58625	12.00	11/15/12	8
168	Government National Mortgage Association, Pool #604791	5.50	11/15/33	175
11	Government National Mortgage Association, Pool #780315	9.50	12/15/17	12
6	Government National Mortgage Association, Pool #780384	11.00	12/15/17	7
29	Government National Mortgage Association, Pool #780554	10.00	5/15/19	31
6	Government National Mortgage Association, Pool #780609	9.50	9/15/22	7
58	Government National Mortgage Association, Pool #781548	7.00	11/15/32	63
986	Government National Mortgage Association, Pool #781594	6.50	1/15/33	1,064
5	Government National Mortgage Association, Pool #80094 (a)	4.63	7/20/27	5
10	Government National Mortgage Association, Pool #80114 (a)	4.63	9/20/27	10
19	Government National Mortgage Association, Pool #80123 (a)	4.13	10/20/27	19
12	Government National Mortgage Association, Pool #80137 (a)	4.13	11/20/27	12
4	Government National Mortgage Association, Pool #80145 (a)	4.13	12/20/27	4
6	Government National Mortgage Association, Pool #80156 (a)	4.38	1/20/28	6
17	Government National Mortgage Association, Pool #8585 (a)	4.38	1/20/25	18
44	Government National Mortgage Association, Pool #8595 (a)	4.38	2/20/25	45
14	Government National Mortgage Association, Pool #8611 (a)	4.38	3/20/25	15
22	Government National Mortgage Association, Pool #8621 (a)	5.38	4/20/25	23
46	Government National Mortgage Association, Pool #8631 (a)	5.38	5/20/25	48
15	Government National Mortgage Association, Pool #8644 (a)	5.38	6/20/25	16
12	Government National Mortgage Association, Pool #8664 (a)	4.63	7/20/25	12

	Total U.S. Government Agency Mortgages			67,062

	Collateralized Mortgage Obligations — 14.98%
297	American Home Mortgage Assets, Series 2006-6, Class A1A (a)	0.50	12/25/46	120
464	American Home Mortgage Investment Trust, Series 2005-1, Class 6A (a)	5.29	6/25/45	253

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$895	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2	6.50	4/15/36	$910
1,385	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4	6.19	6/11/35	1,419
1,300	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A4 (a)	5.14	11/10/42	1,226
261	Bank of America Alternative Loan Trust, Series 2004-5, Class 4A1	5.00	6/25/19	245
336	Bank of America Alternative Loan Trust, Series 2004-6, Class 4A1	5.00	7/25/19	307
1,500	Bank of America-First Union NB, Series 2001-3, Class A2	5.46	4/11/37	1,510
587	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1 (a)	5.48	11/25/34	415
251	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1, Class 2A1 (a)	5.52	2/25/47	131
1,126	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR7, Class A2	4.95	2/11/41	1,116
1,575	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T28, Class A4	5.74	9/11/42	1,300
155	Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2	7.20	1/15/32	155
1,178	Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A2	7.76	4/15/32	1,190
725	Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD5, Class A4 (a)	5.89	11/15/44	548
1,459	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 (a)	6.10	12/10/49	1,193
1,681	CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1	6.00	10/25/37	1,051
1,123	Commercial Mortgage Pass-Through Certificate, Series 2000-C1, Class A2	7.42	8/15/33	1,133
1,945	Commercial Mortgage Pass-Through Certificate, Series 2007-C9, Class A4 (a)	6.01	12/10/49	1,546
272	Countrywide Alternative Loan Trust, Series 2006-0A10, Class 1A1 (a)	2.40	8/25/46	107
486	Countrywide Alternative Loan Trust, Series 2006-0A19, Class A1 (a)	0.50	2/20/47	189
801	Countrywide Alternative Loan Trust, Series 2006-0A21, Class A1 (a)	0.51	3/20/47	316
1,396	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10	5.50	5/25/36	1,074
309	Countrywide Home Loans, Series 2006-0A5, Class 2A1 (a)	0.51	4/25/46	132
930	Countrywide Home Loans, Series 2007-16, Class A1	6.50	10/25/37	683
376	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1	6.00	10/25/21	248
1,830	CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3	6.13	4/15/37	1,801
1,660	CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.94	5/15/38	1,499
1,160	CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.83	4/15/37	1,002
179	Deutsche Bank Alt Securities Inc., Series 2006-0A1, Class A1 (a)	0.51	2/25/47	75
1,510	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2	6.66	1/12/43	1,555
845	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A3	4.32	12/25/15	867
730	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2	7.72	3/15/33	737
721	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2	7.46	8/16/33	738
985	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4	4.96	8/10/38	920
1,122	GSR Mortgage Loan Trust, Series 2004-9, Class 4A1 (a)	4.00	8/25/34	967
837	GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1 (a)	5.24	11/25/35	651
394	GSR Mortgage Loan Trust, Series 2006-0A1, Class 2A1 (a)	0.50	8/25/46	242
524	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A (a)	0.52	11/19/36	203
730	Homebanc Mortgage Trust, Series 2005-4, Class A1 (a)	0.58	10/25/35	357
1,515	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3	6.26	3/15/33	1,547
243	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A (b)	4.16	1/12/39	202
220	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4	5.40	5/15/45	174
555	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CD11, Class A2	5.83	2/15/51	492
675	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2 (a)	5.99	6/15/49	622
620	JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2	7.37	8/15/32	627
193	JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2	5.88	7/25/36	166
129	JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2	5.50	3/25/22	110
595	LB – UBS Commercial Mortgage Trust, Series 2000-C4, Class A2	7.37	8/15/26	609
1,573	LB – UBS Commercial Mortgage Trust, Series 2001-C2, Class A2	6.65	11/15/27	1,613
865	LB – UBS Commercial Mortgage Trust, Series 2007-C1, Class A4	5.42	2/15/40	629

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$522	Lehman Mortgage Trust, Series 2005-2, Class 2A3	5.50	12/25/35	$479
365	Master Alternative Loans Trust, Series 2004-4, Class 1A1	5.50	5/25/34	333
455	Morgan Stanley Capital I, Series 2006-IQ11, Class A2 (a)	5.69	10/15/42	427
245	Morgan Stanley Capital I, Series 2007-HQ12, Class A2 (a)	5.81	4/12/49	228
1,482	Prudential Mortgage Capital Funding LLC, Series 20041-ROCK, Class A2	6.61	5/10/34	1,501
463	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19X5, Class 1A1 (a)	0.63	10/25/35	208
665	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3	6.10	8/15/39	622
875	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4	5.01	12/15/35	780
850	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4 (a)	5.44	12/15/44	727
820	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.86	10/15/48	631
800	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2 (a)	5.92	6/15/49	747
589	WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A4 (a)	4.91	8/25/35	467
372	WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A (a)	2.21	5/25/47	142
637	WaMu Mortgage Pass-Through Certificates, Series 2007-0A5, Class 1A (a)	2.19	6/25/47	243
522	Wells Fargo Mortgage Backed Securities, Series 2006-AR12, Class 2A1 (a)	6.10	9/25/36	362

	Total Collateralized Mortgage Obligations			44,819

	Corporate Bonds — 23.76%
275	Allstate Corp. (Insurance)	6.13	5/15/37	202
1,275	AT&T, Inc. (Telecommunications)	6.50	9/1/37	1,265
350	AT&T, Inc. (Telecommunications)	6.55	2/15/39	349
175	Avalon Bay Communities, Inc. (Real Estate Investment Trusts)	7.50	12/15/10	181
110	Bank of America Corp. (Banking)	5.75	12/1/17	98
65	Bear Stearns Co., Inc. (Brokerage Services)	6.95	8/10/12	71
200	Belvoir Land LLC (Special Purpose) (b)	5.27	12/15/47	127
1,265	BP Capital Markets PLC (Diversified Financial Services)	3.13	3/10/12	1,290
60	Bristol-Myers Squibb (Pharmaceuticals)	6.88	8/1/97	62
325	Canadian Natural Resources Ltd. (Oil Comp-Exploration)	6.50	2/15/37	324
250	Carolina Power & Light (Electric Utilities)	6.13	9/15/33	263
280	CenterPoint Energy Resources Corp., Series B (Gas – Distribution)	7.88	4/1/13	299
1,545	Chevron Corp. (Oil, Gas & Consumable Fuels)	3.45	3/3/12	1,594
575	Chubb Corp. (Insurance)	6.38	3/29/67	460
225	Cisco Systems, Inc. (Communications Equipment)	5.90	2/15/39	222
3,215	Citigroup, Inc. (Banking)	1.38	5/5/11	3,220
70	Citigroup, Inc. (Banking)	4.63	8/3/10	70
1,485	Comcast Cable Communications Holdings (Media)	8.38	3/15/13	1,693
150	Comcast Corp. (Media)	6.50	11/15/35	152
230	Comcast Corp. (Media)	6.95	8/15/37	240
75	Comcast Corp. (Media)	7.05	3/15/33	80
1,485	ConocoPhillips (Oil & Gas)	4.60	1/15/15	1,526
25	Consolidated Natural Gas, Series A (Gas – Distribution)	5.00	3/1/14	25
125	Consolidated Natural Gas, Series C (Gas – Distribution)	6.25	11/1/11	133
2,725	Cornell University (Commercial Services)	4.35	2/1/14	2,814
625	Cox Communications, Inc. (Telecommunications) (b)	8.38	3/1/39	697
1,080	Credit Suisse Guernsey (Finance – Brokers) Callable 5/15/17 @ 100.00	5.86	5/29/49	702
600	EDP Finance BV (Electric Utilities) (b)	6.00	2/2/18	616
825	Eksportfinans A/S (Banking)	5.50	6/26/17	825
495	Eli Lilly & Co. (Pharmaceuticals)	3.55	3/6/12	513
200	Florida Power & Light Co. (Electric Utilities)	4.95	6/1/35	186
400	Florida Power & Light Co. (Electric Utilities)	5.95	2/1/38	428
225	Florida Power Corp. (Electric Utilities)	6.40	6/15/38	250

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$2,665	General Electric Capital Corp. (Diversified Financial Services)	1.80	3/11/11	$2,689
2,055	General Electric Capital Corp. (Diversified Financial Services)	5.00	11/15/11	2,116
700	General Electric Capital Corp. (Diversified Financial Services)	6.38	11/15/67	467
625	GlaxoSmithKline Capital, Inc. PLC (Medical Services)	4.85	5/15/13	654
665	Goldman Sachs Capital II (Finance – Brokers) Callable 6/1/12 @ 100.00	5.79	12/29/49	405
960	Goldman Sachs Group, Inc. (Finance – Brokers)	5.25	10/15/13	980
50	GTE Corp. (Wireless Telecommunications Services)	6.94	4/15/28	50
1,090	Hewlett-Packard Co. (Telecommunications Services)	2.25	5/27/11	1,093
200	Irwin Land LLC (Special Purpose) (b)	5.03	12/15/25	150
290	Irwin Land LLC (Special Purpose) (b)	5.30	12/15/35	207
2,275	JPMorgan Chase Bank NA (Banking)	2.20	6/15/12	2,286
1,095	JPMorgan Chase & Co., Series 1 (Banking) Callable 4/30/18 @ 100.00	7.88	4/29/49	958
1,075	JPMorgan Chase Bank NA (Banking)	6.00	7/5/17	1,047
495	JPMorgan Chase Bank NA (Banking)	6.00	10/1/17	482
585	JPMorgan Chase Capital XXV (Banking)	6.80	10/1/37	503
2,275	KFW (Banking)	3.50	3/10/14	2,317
350	Kraft Foods, Inc. (Food)	6.13	2/1/18	362
825	Kraft Foods, Inc. (Food)	6.50	8/11/17	869
825	Lehman Brothers Holdings (Brokerage Services)	6.75	12/28/17	—
400	Lincoln National Corp. (Insurance) Callable 4/20/17 @ 100.00	6.05	4/20/67	254
108	Massachusetts Mutual Life (Insurance) (b)	7.63	11/15/23	101
1,300	Merck & Co., Inc. (Medical Services)	4.00	6/30/15	1,323
950	MetLife Global Funding I (Insurance) (b)	5.13	4/10/13	966
530	MetLife Global Funding I (Insurance) (b)	5.13	6/10/14	526
880	MetLife, Inc. (Insurance) Callable 12/15/31 @ 100.00	6.40	12/15/36	629
500	MidAmerican Energy Holdings Co. (Electric Utilities)	5.95	5/15/37	483
325	MidAmerican Energy Holdings Co. (Electric Utilities)	6.50	9/15/37	337
2,170	Morgan Stanley (Brokerage Services) (a)	1.40	1/9/12	1,956
2,505	Morgan Stanley (Brokerage Services)	2.25	3/13/12	2,527
805	Morgan Stanley (Brokerage Services)	6.00	5/13/14	815
200	Morgan Stanley (Brokerage Services)	6.75	4/15/11	209
40	New Jersey Bell Telephone (Wireless Telecommunications Services)	7.85	11/15/29	42
210	News America Holdings (Media)	8.15	10/17/36	211
55	News America Holdings (Media)	8.45	8/1/34	56
225	News America Holdings (Media)	8.50	2/23/25	228
110	News America, Inc. (Media)	7.63	11/30/28	105
150	Ohana Military Communities LLC (Special Purpose) (b)	6.19	4/1/49	120
1,850	Oracle Corp. (Software)	3.75	7/8/14	1,850
410	Oracle Corp. (Software)	5.75	4/15/18	432
1,810	Pfizer, Inc. (Medical Services)	5.35	3/15/15	1,945
450	Philip Morris International, Inc. (Tobacco)	6.88	3/17/14	508
60	Phillips Petroleum Co. (Energy – Exploration & Production)	7.00	3/30/29	63
445	Progressive Corp. (Insurance)	6.70	6/15/37	314
1,325	Shell International Finance (Oil Comp-Exploration)	4.00	3/21/14	1,360
1,400	SLM Corp. (Financial Services) (a)	1.25	7/26/10	1,271
200	Southern California Edison Co., Series 2008-A (Electric Utilities)	5.95	2/1/38	212
415	Stanford University	4.25	5/1/16	407
170	TCI Communications, Inc. (Media)	7.88	8/1/13	193
10	TCI Communications, Inc. (Media)	7.88	2/15/26	10
1,800	Telus Corp. (Telecom – Integrated Svcs)	8.00	6/1/11	1,932
765	Time Warner Cable, Inc. (Media – Cable)	6.20	7/1/13	806

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$300	Time Warner, Inc. (Entertainment)	6.63	5/15/29	$271
115	Time Warner, Inc. (Entertainment)	7.57	2/1/24	113
600	Travelers Cos., Inc. (Insurance) Callable 3/15/17 @ 100.00	6.25	3/15/37	484
30	Turner Broadcasting Co. (Entertainment)	8.38	7/1/13	32
1,355	UBS AG Stamford CT (Banking)	5.88	12/20/17	1,262
1,000	UBS AG Stamford CT, Series MTN (Banking)	5.75	4/25/18	911
1,475	United Parcel Service, Inc. (Transportation Services)	3.88	4/1/14	1,521
130	United Parcel Service, Inc. (Transportation Services)	6.20	1/15/38	142
1,500	Verizon Communications, Inc. (Wireless Telecommunications Services)	8.75	11/1/18	1,777
425	Verizon Virginia, Inc. (Wireless Telecommunications Services)	4.63	3/15/13	426
450	Verizon Wireless (Wireless Telecommunications Services) (b)	8.50	11/15/18	538
2,765	Verizon Wireless Capital LLC (Wireless Telecommunications Services) (b)	3.75	5/20/11	2,822

	Total Corporate Bonds			71,102

	Asset Backed Securities — 3.96%
2,315	American Express Issuance Trust, Series 2008-2, Class – A	4.02	1/18/11	2,350
1,527	Countrywide Asset-Backed Certificates, Series 2008-13, Class 3AV2 (a)	0.46	1/25/37	868
1,760	Honda Auto Receivables Owner Trust, Series 2009-2, Class A3	2.79	1/15/13	1,773
327	Merrill Lynch First Franklin Mortgage Loan, Series 2007-1, Class A2A (a)	0.43	4/25/37	270
1,630	SLM Student Loan Trust, Series 2008-5, Class A2 (a)	2.19	10/25/16	1,639
640	SLM Student Loan Trust, Series 2008-5, Class A3 (a)	2.39	1/25/18	630
1,740	SLM Student Loan Trust, Series 2008-5, Class A4 (a)	2.79	7/25/23	1,728
1,185	USAA Auto Owner Trust, Series 2008-3, Class A3	4.65	10/15/12	1,221
1,337	Wachovia Auto Owner Trust, Series 2006-A, Class A4	5.38	3/20/13	1,366

	Total Asset Backed Securities			11,845

	Foreign Bonds — 2.60%
875	Aid-Israel (Non U.S. Agency Bond Portfolio)	5.50	4/26/24	937
380	Aid-Israel (Non U.S. Agency Bond Portfolio)	5.50	9/18/33	395
350	Bundesrepublik Deutschland (Sovereign)	4.25	7/4/39	496
25	Bundesrepublik Deutschland, Series 2005 (Sovereign)	4.00	1/4/37	34
2,100	Emirate of Abu Dhabi (Sovereign) (b)	5.50	8/2/12	2,221
25	EnCana Holdings Financial Corp. (Energy – Exploration & Production)	5.80	5/1/14	26
715	France Telecom (Telecommunications Services)	4.38	7/8/14	721
225	National Westminster Bank (Banking)	7.38	10/1/09	222
95	Nationwide Building Society (Banking) (b)	4.25	2/1/10	95
75	Resolution Funding Corp., STRIP (Non U.S. Agency Bond Portfolio)	4.62	7/15/18	51
75	Resolution Funding Corp., STRIP (Non U.S. Agency Bond Portfolio)	4.62	10/15/18	50
275	Scottish Power PLC (Electric Utilities)	4.91	3/15/10	280
273	Small Business Administration (Non U.S. Agency Bond Portfolio)	4.50	2/10/14	278
119	Small Business Administration (Non U.S. Agency Bond Portfolio)	4.52	2/10/13	122
225	Telefonica Emisiones S.A.U. (Wireless Telecommunications Services)	6.42	6/20/16	241
150	Telefonica Europe BV (Wireless Telecommunications Services)	7.75	9/15/10	158
465	U.K. Treasury (Sovereign)	4.25	12/7/49	747
325	United Mexican States (Sovereign)	6.75	9/27/34	328
90	Vodafone Group PLC (Wireless Telecommunications Services)	5.00	9/15/15	90
290	Vodafone Group PLC (Wireless Telecommunications Services)	7.75	2/15/10	300

	Total Foreign Bonds			7,792

	U.S. Government Agency Securities — 6.14%
3,125	Fannie Mae	2.00	1/9/12	3,156
2,675	Fannie Mae	2.75	2/5/14	2,675

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$2,475	Fannie Mae	2.75	3/13/14	$2,470
1,975	Fannie Mae	5.38	6/12/17	2,203
3,375	Federal Home Loan Bank	5.38	5/15/19	3,644
1,485	Federal Home Loan Bank	5.63	6/13/16	1,430
1,275	Freddie Mac	5.00	12/14/18	1,210
1,545	Freddie Mac	5.75	6/27/16	1,573

	Total U.S. Government Agency Securities			18,361

	Municipal Bonds — 0.29%
565	California State, GO, AMT	7.55	4/1/39	515
350	Port Authority of New York & New Jersey, RB, AMT (GO of Auth)	6.04	12/1/29	362

	Total Municipal Bonds			877

	Time Deposits — 6.40%
19,148	Liquidity Management Control System Time Deposit	0.01	7/1/09	19,148

	Total Time Deposits			19,148

	U.S. Treasury Obligations — 13.85%
2,975	U.S. Treasury Bond	3.50	2/15/39	2,573
1,190	U.S. Treasury Bond (c)	4.25	5/15/39	1,178
650	U.S. Treasury Bond	6.63	2/15/27	838
1,995	U.S. Treasury Bond	7.25	8/15/22	2,623
5,960	U.S. Treasury Bond	7.63	11/15/22	8,081
1,300	U.S. Treasury Bond (c)	8.00	11/15/21	1,794
3,650	U.S. Treasury Bond	8.13	8/15/19	5,005
500	U.S. Treasury Note	2.25	5/31/14	493
11,950	U.S. Treasury Note	2.63	6/30/14	11,991
4,985	U.S. Treasury Note	3.13	5/15/19	4,821
1,820	U.S. Treasury Note	5.13	5/15/16	2,041

	Total U.S. Treasury Obligations			41,438

	Yankee Dollars — 7.64%
2,880	Danske Bank A/S (Banking) (b)	2.50	5/10/12	2,888
3,585	Dexia Credit Local (Banking) (b)	2.38	9/23/11	3,609
1,225	Japan Finance Corp. (Diversified Financial Services)	2.00	6/24/11	1,227
2,700	KFW, Series G, MTN	2.25	4/16/12	2,697
2,300	LeasePlan Corp. NV (Diversified Financial Services) (b)	3.00	5/7/12	2,317
2,825	Province of Ontario	4.10	6/16/14	2,881
2,580	Societe Financement de l’Economie (b)	2.25	6/11/12	2,565
2,145	Societe Financement de l’Economie (b)	3.38	5/5/14	2,150
375	State of Qatar (b)	6.55	4/9/19	384
675	Telefonica Emisiones SAU (Telecommunications Services)	4.95	1/15/15	686
1,475	Vodafone Group PLC (Telecommunications Services)	4.15	6/10/14	1,452

	Total Yankee Dollars			22,856

	Total Investments (cost $312,285) — 102.03%			305,300
	Liabilities in excess of other assets — (2.03)%			(6,066)

	Net Assets — 100.00%			$299,234

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (concluded) — June 30, 2009

(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	All or a portion of this security has been pledged as collateral for futures contracts and options on futures held by the Portfolio.

AMT — Alternative Minimum Tax

GO — General Obligation

IO — Interest Only

MTN — Medium Term Note

PO — Principal Only

RB — Revenue Bond

STRIP — Separate Trading of Registered Interest and Principal of Securities

TBA — Security is subject to delayed delivery.

Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(10)	90Day Euro$ Future	$(2,461)	Jun-10	$(42)
14	Euro-Bond Future	2,378	Sep-09	42
(50)	U.S. Treasury 2 Year Note	10,811	Sep-09	23
49	U.S. Treasury 5 Year Note	5,621	Sep-09	(7)
(27)	U.S. Treasury 10 Year Note	(3,139)	Sep-09	(2)
100	U.S. Treasury Bond Future	11,836	Sep-09	198

				$212

Written Options on Futures

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(71)	Call – U.S. Treasury 10 Year Note	$116	$(118)	$(133)	Aug-09	$(15)
(41)	Put – U.S. Bond	110	(88)	(20)	Aug-09	68
(314)	Put – U.S. Treasury 10 Year Note	112	(249)	(142)	Aug-09	107

						$160

Currency Contracts

Contract Amount (Local Currency)	Currency	Settlement Date	Settlement Value (000)	Value on 6/30/2009 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Sold
861,500	British Sterling Pound	8/26/09	$1,394	$1,417	$(23)
666,500	Euro	7/15/09	908	935	(27)

	Total Currencies Sold		$2,302	$2,352	$(50)

	Net Unrealized Appreciation/(Depreciation)				$(50)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds — 86.00%
$300	AES Corp. (Electric Utilities)	7.75	3/1/14	$284
95	AES Corp. (Electric Utilities)	7.75	10/15/15	88
1,960	AES Corp. (Electric Utilities)	8.00	10/15/17	1,823
1,610	AES Corp. (Electric Utilities) (a)	9.75	4/15/16	1,630
525	Affinion Group, Inc. (Commercial Services) Callable 10/15/09 @ 105.06 (a)	10.13	10/15/13	486
295	Affinion Group, Inc. (Commercial Services) Callable 10/15/09 @ 105.06	10.13	10/15/13	273
560	AMC Entertainment, Inc. (Entertainment) Callable 6/1/14 @ 104.38 (a)	8.75	6/1/19	526
1,545	American General Finance Corp., Series H, MTN (Diversified Financial Services)	4.63	9/1/10	1,169
1,745	American General Finance Corp., Series H, MTN (Diversified Financial Services)	5.38	10/1/12	1,029
1,075	American General Finance Corp., Series I, MTN (Diversified Financial Services)	5.40	12/1/15	579
3,400	American General Finance Corp., Series J, MTN (Diversified Financial Services)	6.90	12/15/17	1,841
900	American General Finance Corp., MTN (Diversified Financial Services)	5.75	9/15/16	483
1,635	Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure) Callable 12/1/11 @ 104.63 (a)	9.25	6/1/14	1,668
1,305	Amkor Technologies, Inc. (Electronics)	9.25	6/1/16	1,209
430	AMR Real Estate Finance (Diversified Financial Services) Callable 7/23/09 @ 102.03	8.13	6/1/12	396
1,500	Apria Healthcare Group, Inc. (Health Services) Callable 11/1/11 @ 105.62 (a)	11.25	11/1/14	1,447
4,000	Ashland, Inc. (Chemicals) Callable 6/1/13 @ 104.56 (a)	9.13	6/1/17	4,160
1,965	Atlas Energy Resources LLC (Oil Comp-Exploration) Callable 2/1/13 @ 105.38 (a)	10.75	2/1/18	1,852
1,555	Atlas Pipeline Partners LP (Oil & Gas) Callable 6/15/13 @ 104.38	8.75	6/15/18	1,065
100	Avago Technologies Finance Private Ltd. (Electronics – Semiconductors) Callable 8/7/09 @ 101.00 (b)	6.17	6/1/13	86
910	Axcan Intermediate Holdings, Inc. (Health Services) Callable 3/1/11 @ 106.94	9.25	3/1/15	915
345	Ball Corp. (Containers & Packaging)	6.88	12/15/12	342
2,730	Bank of America Corp. (Banking) Callable 1/30/18 @ 100.00	8.13	12/29/49	2,280
270	Belden, Inc. (Electronic Equipment & Instruments) Callable 6/15/14 @ 104.63 (a)	9.25	6/15/19	262
1,500	Bill Barret Corp. (Oil & Gas) Callable 7/15/13 @ 104.94	9.88	7/15/16	1,428
2,525	Biomet, Inc. (Medical Products) Callable 10/15/12 @ 105.00	10.00	10/15/17	2,569
285	Bombardier, Inc. (Aerospace/Defense) (a)	6.30	5/1/14	249
600	Bombardier, Inc. (Aerospace/Defense) (a)	8.00	11/15/14	565
395	Bristow Group, Inc. (Transportation ex Air/Rail) Callable 9/15/12 @ 103.75	7.50	9/15/17	358
1,405	Calpine Construction Finance Co. LP (Electric – Integrated) Callable 6/1/13 @ 104.00 (a)	8.00	6/1/16	1,345
150	Case Corp. (Machinery & Equipment)	7.25	1/15/16	135
695	Centex Corp. (Building & Construction)	6.50	5/1/16	629
455	Chart Industries, Inc. (Machinery & Equipment) Callable 10/15/10 @ 104.56	9.13	10/15/15	423
40	Chesapeake Energy Corp. (Oil Comp-Exploration) Callable 7/15/10 @ 103.13	6.25	1/15/18	33
30	Chesapeake Energy Corp. (Oil Comp-Exploration)	6.50	8/15/17	25
15	Chesapeake Energy Corp. (Oil Comp-Exploration)	7.25	12/15/18	13
385	Chesapeake Energy Corp. (Oil Comp-Exploration) Callable 8/7/09 @ 103.75	7.50	6/15/14	365
1,350	Chesapeake Energy Corp. (Oil Comp-Exploration)	7.63	7/15/13	1,283
2,495	Chesapeake Energy Corp. (Oil Comp-Exploration)	9.50	2/15/15	2,514
1,000	CII Carbon LLC (Metals) Callable 11/15/11 @ 105.56 (a)	11.13	11/15/15	721
685	Cimarex Energy Co. (Energy – Exploration & Production) Callable 5/1/12 @ 103.56	7.13	5/1/17	603
925	CIT Group, Inc. (Diversified Financial Services)	5.40	2/13/12	629
1,005	CIT Group, Inc. (Diversified Financial Services)	5.40	1/30/16	567
985	CIT Group, Inc. (Diversified Financial Services)	5.80	7/28/11	739
455	CIT Group, Inc. (Diversified Financial Services) (a)	12.00	12/18/18	214
330	CIT Group, Inc., Series A, MTN (Diversified Financial Services)	5.65	2/13/17	186
315	CIT Group, Inc., Series A, MTN (Diversified Financial Services)	7.63	11/30/12	216
1,625	CIT Group, Inc., MTN (Diversified Financial Services)	4.75	12/15/10	1,276
60	CIT Group, Inc., MTN (Diversified Financial Services)	5.00	2/13/14	36
595	CIT Group, Inc., MTN (Diversified Financial Services)	5.00	2/1/15	350

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,100	CIT Group, Inc., MTN (Diversified Financial Services)	5.13	9/30/14	$648
2,580	Citigroup Capital XXI (Diversified Financial Services) Callable 12/21/37 @ 100.00	8.30	12/21/57	2,012
3,360	Community Health Systems, Inc. (Health Services) Callable 7/15/11 @ 104.44	8.88	7/15/15	3,293
840	Compass Minerals International, Inc. (Metals/Mining ex Steel) Callable 6/1/14 @ 104.00 (a)	8.00	6/1/19	833
1,225	Constellation Brands, Inc. (Beverages)	8.38	12/15/14	1,228
665	Copano Energy LLC (Oil & Gas) Callable 6/1/13 @ 103.88	7.75	6/1/18	600
665	Copano Energy LLC (Oil & Gas) Callable 3/1/11 @ 104.06	8.13	3/1/16	625
2,180	Cricket Communications, Inc. (Telecom – Integrated/Svcs) Callable 5/15/12 @ 105.81 (a)	7.75	5/15/16	2,098
470	Cricket Communications, Inc. (Telecom – Integrated/Svcs) Callable 7/15/12 @ 105.00 (a)	10.00	7/15/15	466
375	Crown Americas LLC (Containers & Packaging) Callable 11/15/10 @ 103.88	7.75	11/15/15	367
810	Crown Americas LLC/Crown Americas Capital Corp. II (Containers & Packaging) Callable 5/15/13 @ 103.81 (a)	7.63	5/15/17	782
660	Crown Castle Holdings GS V LLC (Telecommunications Services) Callable 5/1/13 @ 103.88 (a)	7.75	5/1/17	644
500	Crown Castle International Corp. (Media – Cable) Callable 1/15/13 @ 105.62	9.00	1/15/15	509
1,590	Crum & Forster Holding Corp. (P&C – Insurance) Callable 5/1/12 @ 103.88	7.75	5/1/17	1,379
455	CSC Holdings, Inc. (Media – Cable)	7.63	7/15/18	421
480	D.R. Horton, Inc. (Building & Construction)	5.25	2/15/15	398
415	D.R. Horton, Inc. (Building & Construction)	6.50	4/15/16	355
578	Del Monte Corp. (Food & Staples Retailing) Callable 8/7/09 @ 102.88	8.63	12/15/12	585
2,785	DigitalGlobe, Inc. (Satellite Telecommunications) Callable 5/1/12 @ 105.25 (a)	10.50	5/1/14	2,882
780	DirecTV Holdings/Finance (Media – Cable) Callable 5/15/12 @ 103.81	7.63	5/15/16	759
1,460	DirecTV Holdings/Finance (Media – Cable)	8.38	3/15/13	1,464
340	Dollar General Corp. (Food & Staples Retailing) Callable 7/15/11 @ 105.31	10.63	7/15/15	367
505	DynCorp International LLC (Electric – Generation) Callable 8/7/09 @ 104.75	9.50	2/15/13	487
630	Dynegy Holdings, Inc. (Electric – Generation)	7.50	6/1/15	525
2,485	Dynegy Holdings, Inc. (Electric – Generation)	7.75	6/1/19	1,935
2,225	EchoStar DBS Corp. (Media – Cable)	6.63	10/1/14	2,053
2,655	Edison Mission Energy (Electric – Generation)	7.20	5/15/19	1,978
140	Edison Mission Energy (Electric – Generation)	7.50	6/15/13	125
1,095	El Paso Corp. (Oilfield Services & Equipment)	7.00	6/15/17	997
2,410	El Paso Corp., MTN (Oilfield Services & Equipment)	8.25	2/15/16	2,344
250	El Paso Natural Gas Co. (Oilfield Services & Equipment)	7.25	6/1/18	231
135	El Paso Natural Gas Co. (Oilfield Services & Equipment)	8.63	1/15/22	146
290	Elan Finance PLC/Elan Finance Corp. (Health Services) Callable 12/1/10 @ 104.44	8.88	12/1/13	265
765	Encore Acquisition Co. (Oil Comp-Exploration) Callable 5/1/13 @ 104.75	9.50	5/1/16	754
2,660	Energy Future Holdings Corp. (Electric Utilities) Callable 11/1/12 @ 105.44	10.88	11/1/17	1,942
1,670	Energy Future Holdings Corp., Series P (Electric Utilities)	5.55	11/15/14	1,054
1,200	Energy Future Holdings Corp., Series Q (Electric Utilities)	6.50	11/15/24	601
280	Enterprise Products Operation (Oil & Gas) Callable 1/15/18 @ 100.00	7.03	1/15/68	207
580	Expedia, Inc. (Internet Services) Callable 7/1/12 @ 104.25 (a)	8.50	7/1/16	557
995	FireKeepers Development Authority (Special Purpose) Callable 5/1/12 @ 110.50 (a)	13.88	5/1/15	918
2,370	FMG Finance Property Ltd. (Metals/Mining ex Steel) (a)	10.63	9/1/16	2,275
940	Forest Oil Corp. (Oil Comp-Exploration) Callable 6/15/12 @ 103.63	7.25	6/15/19	841
755	Forest Oil Corp. (Oil Comp-Exploration) (a)	8.50	2/15/14	742
625	Freeport-McMoRan Copper & Gold, Inc. (Metals/Mining ex Steel) (b)	5.00	4/1/15	585
1,525	Freeport-McMoRan Copper & Gold, Inc. (Metals/Mining ex Steel)	8.25	4/1/15	1,540
695	Fresenius US Finance II, Inc. (Special Purpose) (a)	9.00	7/15/15	725
1,045	Frontier Communications Corp. (Telecommunications)	8.25	5/1/14	988
130	Frontier Oil Corp. (Oil Refining & Marketing) Callable 9/15/12 @ 104.25	8.50	9/15/16	131
485	General Cable Corp. (Building Materials) Callable 7/20/09 @ 102.00 (b)	3.58	4/1/15	393
85	General Cable Corp. (Building Materials) Callable 4/1/12 @ 103.56	7.13	4/1/17	77

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,685	Georgia-Pacific LLC (Paper & Related Products)	8.13	5/15/11	$1,685
1,375	Georgia-Pacific LLC (Paper & Related Products)	9.50	12/1/11	1,416
1,315	Goodyear Tire & Rubber Co. (Auto Parts) Callable 5/15/12 @ 107.88	10.50	5/15/16	1,328
555	Graphic Packaging International (Containers & Packaging) Callable 6/15/13 @ 104.75 (a)	9.50	6/15/17	547
2,270	Harrah’s Operating Escrow LLC (Gaming) Callable 6/1/13 @ 105.62 (a)	11.25	6/1/17	2,145
420	Hartford Financial Services Group (Insurance) Callable 6/15/18 @ 100.00 (b)	8.13	6/15/38	294
1,050	HCA, Inc. (Health Services) Callable 4/15/14 @ 104.25 (a)	8.50	4/15/19	1,029
610	HCA, Inc. (Health Services) Callable 11/15/10 @ 104.56	9.13	11/15/14	604
2,250	HCA, Inc. (Health Services) Callable 11/15/11 @ 104.63	9.25	11/15/16	2,216
1,150	HCA, Inc. (Health Services) Callable 2/15/13 @ 104.94 (a)	9.88	2/15/17	1,162
1,545	Health Management Associates, Inc. (Health Care)	6.13	4/15/16	1,325
2,620	Hertz Corp. (Support – Services) Callable 1/1/10 @ 104.44	8.88	1/1/14	2,410
1,175	Host Hotels & Resorts LP (Real Estate Investment Trusts) Callable 8/7/09 @ 103.56	7.13	11/1/13	1,105
405	Host Hotels & Resorts LP (Real Estate Investment Trusts) Callable 5/15/13 @ 104.50 (a)	9.00	5/15/17	386
890	Host Marriott LP, Series Q (Hotels, Restaurants & Leisure)	6.75	6/1/16	772
735	Hughes Network Systems LLC (Telecommunications) Callable 4/15/10 @ 104.75 (a)	9.50	4/15/14	717
1,565	Icahn Enterprises LP (Financial Services) Callable 7/23/09 @ 103.56	7.13	2/15/13	1,412
95	Inergy LP/Inergy Finance (Gas – Distribution) Callable 3/1/13 @ 104.38 (a)	8.75	3/1/15	93
2,165	Inmarsat Finance II PLC (Satellite Telecommunications) Callable 8/7/09 @ 105.19	10.38	11/15/12	2,241
475	Inmarsat Finance PLC (Satellite Telecommunications) Callable 8/7/09 @ 102.54	7.63	6/30/12	463
385	Intelsat Corp. (Satellite Telecommunications) Callable 8/15/09 @ 104.63 (a)	9.25	8/15/14	372
1,870	Intelsat Subsidiary Holding Co. Ltd. (Satellite Telecommunications) Callable 8/7/09 @ 104.25 (a)	8.50	1/15/13	1,795
235	Intelsat Subsidiary Holding Co. Ltd., Series B (Satellite Telecommunications) Callable 1/15/10 @ 104.44 (a)	8.88	1/15/15	226
6	Ion Media Networks, Inc. (Media)	11.00	7/31/13	—
1	Ion Media Networks, Inc. (Media)	11.00	7/31/13	—
1,935	Iron Mountain, Inc. (Commercial Services) Callable 8/7/09 @ 100.00	8.63	4/1/13	1,930
750	Jabil Circuit, Inc. (Electronics)	8.25	3/15/18	675
1,050	Kinder Morgan Finance Co. (Oil & Gas)	5.70	1/5/16	900
1,230	Lamar Media Corp. (Media) (a)	9.75	4/1/14	1,272
1,905	Leucadia National Corp. (Diversified Capital Goods)	8.13	9/15/15	1,724
3,520	Level 3 Financing, Inc. (Telecommunications Services) Callable 8/7/09 @ 102.00 (b)	5.47	2/15/15	2,394
6,010	Level 3 Financing, Inc. (Telecommunications Services) Callable 2/15/12 @ 104.38	8.75	2/15/17	4,568
460	Level 3 Financing, Inc. (Telecommunications Services)	12.25	3/15/13	437
485	Levi Strauss & Co. (Apparel Manufacturers) Callable 1/15/10 @ 104.88	9.75	1/15/15	477
2,100	Limited Brands, Inc. (Food & Staples Retailing) (a)	8.50	6/15/19	2,012
280	Lincoln National Corp. (Insurance) Callable 4/20/17 @ 100.00	6.05	4/20/67	178
675	Lincoln National Corp. (Insurance) Callable 5/17/16 @ 100.00	7.00	5/17/66	425
845	Linn Energy LLC (Oil Comp-Exploration) Callable 7/1/13 @ 104.94 (a)	9.88	7/1/18	748
320	Local Insight Regatta Holdings, Inc. (Publishing & Printing) Callable 12/1/12 @ 105.50 (c)	11.00	12/1/17	85
240	Macy’s Retail Holdings, Inc. (Food & Staples Retailing)	5.35	3/15/12	218
1,230	Macy’s Retail Holdings, Inc. (Food & Staples Retailing)	5.75	7/15/14	1,046
245	Macy’s Retail Holdings, Inc. (Food & Staples Retailing)	5.88	1/15/13	215
1,235	Macy’s Retail Holdings, Inc. (Food & Staples Retailing)	5.90	12/1/16	1,006
460	Mariner Energy, Inc. (Energy – Exploration & Production) Callable 5/15/12 @ 104.00	8.00	5/15/17	382
285	MarkWest Energy Partners LP, Series B (Gas – Distribution) Callable 7/15/11 @ 104.25	8.50	7/15/16	245
2,130	MarkWest Energy Partners LP, Series B (Gas – Distribution) Callable 4/15/13 @ 104.38	8.75	4/15/18	1,842
2,730	Mediacom Broadband LLC/CRP (Media – Cable)	8.50	10/15/15	2,457
520	Mediacom LLC/Cap Corp. (Media – Cable)	9.50	1/15/13	495
1,060	MetroPCS Wireless, Inc. (Telecommunications Services) Callable 11/1/10 @ 104.63	9.25	11/1/14	1,053
870	MetroPCS Wireless, Inc. (Telecommunications Services) Callable 11/1/10 @ 104.63 (a)	9.25	11/1/14	861

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,350	MGM Mirage, Inc. (Gaming) (a)	10.38	5/15/14	$1,401
1,525	MGM Mirage, Inc. (Gaming) Callable 5/15/13 @ 105.56 (a)(b)	11.13	11/15/17	1,616
2,815	Mirant Americas Generation, Inc. (Electric – Integrated)	8.30	5/1/11	2,808
447	Mirant Mid-Atlantic LLC, Series B (Electric – Integrated)	9.13	6/30/17	444
560	Mirant Mid-Atlantic LLC, Series C (Electric – Integrated)	10.06	12/30/28	539
725	Mirant North America LLC (Electric – Integrated) Callable 12/31/09 @ 103.69	7.38	12/31/13	696
975	Mohawk Industries, Inc. (Containers & Packaging) (b)	6.13	1/15/16	866
765	Nalco Co. (Chemicals – Diversified) (a)	8.25	5/15/17	769
455	Nextel Communications, Inc., Series D (Telecommunications Services) Callable 7/20/09 @ 103.69	7.38	8/1/15	363
475	Nextel Communications, Inc., Series E (Telecommunications Services) Callable 8/7/09 @ 103.44	6.88	10/31/13	393
5,390	NRG Energy, Inc. (Electric – Generation)	7.38	2/1/16	5,100
1,390	NRG Energy, Inc. (Electric – Generation)	7.38	1/15/17	1,310
1,300	NRG Energy, Inc. (Electric – Generation) Callable 6/15/14 @ 104.25	8.50	6/15/19	1,259
1,105	NTL Cable PLC (Media – Cable)	8.75	4/15/14	1,077
165	Omega Health Care Investors (Health Services) Callable 8/7/09 @ 103.50	7.00	4/1/14	151
860	Omega Health Care Investors (Health Services)	7.00	1/15/16	774
255	Omnicare, Inc. (Health Care Providers & Services) Callable 8/7/09 @ 102.04	6.13	6/1/13	231
300	Omnicare, Inc. (Health Care Providers & Services) Callable 12/15/09 @ 103.38	6.75	12/15/13	270
375	Orion Power Holdings, Inc. (Electric – Generation)	12.00	5/1/10	388
1,020	Owens Corning, Inc. (Building & Construction)	9.00	6/15/19	989
980	Owens-Brockway Glass Container, Inc. (Containers & Packaging)	8.25	5/15/13	985
1,090	Paetec Holding Corp. (Telecommunications Services) Callable 6/30/13 @ 104.44 (a)	8.88	6/30/17	1,025
1,630	Peabody Energy Corp. (Coal)	7.38	11/1/16	1,540
300	Penn National Gaming, Inc. (Gaming) Callable 3/1/10 @ 103.38	6.75	3/1/15	273
1,000	Penn Virginia Corp. (Oil & Gas) Callable 6/15/13 @ 105.19	10.38	6/15/16	1,018
950	Petrohawk Energy Corp. (Energy – Exploration & Production) Callable 6/1/12 @ 103.94	7.88	6/1/15	879
955	Petrohawk Energy Corp. (Energy – Exploration & Production)	9.13	7/15/13	950
785	Pioneer Natural Resource Co. (Oil Comp-Exploration)	6.65	3/15/17	687
500	Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels) Callable 6/1/13 @ 103.81	7.63	6/1/18	449
235	Pulte Homes, Inc. (Building & Construction)	5.25	1/15/14	204
700	Quebecor Media, Inc. (Media) Callable 3/15/11 @ 103.88	7.75	3/15/16	634
2,505	Qwest Communications International (Telecom – Integrated/Svcs)	7.25	2/15/11	2,430
2,705	RailAmerica, Inc. (Transportation & Shipping) Callable 7/1/13 @ 104.63 (a)	9.25	7/1/17	2,610
610	Rainbow National Services LLC (Media) Callable 8/7/09 @ 104.38 (a)	8.75	9/1/12	615
225	Rainbow National Services LLC (Media) Callable 9/1/09 @ 105.19 (a)	10.38	9/1/14	233
600	Range Resources Corp. (Oil, Gas & Consumable Fuels) Callable 5/1/13 @ 103.63	7.25	5/1/18	561
280	Range Resources Corp. (Oil, Gas & Consumable Fuels) Callable 5/15/11 @ 103.75	7.50	5/15/16	269
840	Regency Energy Partners LP (Electric – Generation) Callable 6/1/13 @ 104.69 (a)	9.38	6/1/16	813
370	Rock-Tenn Co. (Paper & Related Products) Callable 3/15/12 @ 104.63	9.25	3/15/16	376
300	Rock-Tenn Co. (Paper & Related Products) Callable 3/15/12 @ 104.63 (a)	9.25	3/15/16	305
1,800	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	11.88	7/15/15	1,753
1,763	RRI Energy, Inc. (Energy – Exploration & Production) Callable 12/15/09 @ 103.38	6.75	12/15/14	1,699
765	RSC Equipment Rental, Inc. (Commercial Services) Callable 7/15/13 @ 105.00 (a)	10.00	7/15/17	757
200	Sabine Pass LNG LP (Gas – Distribution)	7.25	11/30/13	170
500	Sabine Pass LNG LP (Gas – Distribution)	7.50	11/30/16	404
2,695	SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels) Callable 6/1/13 @ 104.00 (a)	8.00	6/1/18	2,304
175	SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels) Callable 4/1/11 @ 104.31	8.63	4/1/15	157
405	Scientific Games Corp. (Hotels, Restaurants & Leisure) Callable 6/15/12 @ 103.94 (a)	7.88	6/15/16	385
1,330	Scientific Games International, Inc. (Casinos/Gaming) Callable 6/15/14 @ 104.63 (a)	9.25	6/15/19	1,330
670	Silgan Holdings, Inc. (Containers & Packaging) Callable 8/7/09 @ 103.38	6.75	11/15/13	642
1,243	Sithe/ Independence Funding Corp., Series A (Electric – Generation)	9.00	12/30/13	1,215

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$800	SLM Corp. (Consumer Finance)	5.13	8/27/12	$684
480	SLM Corp. (Consumer Finance)	8.45	6/15/18	411
1,390	Smithfield Foods, Inc. (Food Wholesale)	7.75	7/1/17	1,011
1,250	Smithfield Foods, Inc. (Food Wholesale) (a)	10.00	7/15/14	1,234
760	Smithfield Foods, Inc., Series B (Food Wholesale)	7.00	8/1/11	722
1,255	Speedway Motorsports, Inc. (Hotels, Restaurants & Leisure) Callable 6/1/13 @ 104.38 (a)	8.75	6/1/16	1,271
1,610	Sprint Capital Corp. (Telecommunications)	6.90	5/1/19	1,332
1,160	Sprint Capital Corp. (Telecommunications)	7.63	1/30/11	1,147
845	Sprint Capital Corp. (Telecommunications)	8.38	3/15/12	832
915	Sprint Capital Corp. (Telecommunications)	8.75	3/15/32	737
480	Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)	7.88	10/15/14	451
1,915	Stater Brothers Holdings (Food & Staples Retailing) Callable 4/15/11 @ 103.88	7.75	4/15/15	1,838
1,580	Steel Dynamics, Inc. (Steel) Callable 4/15/12 @ 103.88 (a)	7.75	4/15/16	1,489
2,355	Sungard Data Systems, Inc. (Computer Services) Callable 8/15/09 @ 104.56	9.13	8/15/13	2,225
1,555	SUPERVALU, Inc. (Food & Staples Retailing)	8.00	5/1/16	1,508
1,145	Targa Resources Partners LP (Oil & Gas) Callable 7/1/12 @ 104.13	8.25	7/1/16	970
1,115	Telecordia Technologies (Telecom – Integrated/Svcs) Callable 8/7/09 @ 101.00 (a)(b)	4.88	7/15/12	864
1,080	Tenet Healthcare Corp. (Health Services) Callable 7/1/14 @ 104.44 (a)	8.88	7/1/19	1,085
265	Tennessee Gas Pipeline Co. (Gas – Distribution) (a)	8.00	2/1/16	278
1,115	Terex Corp. (Machinery) Callable 11/15/12 @ 104.00	8.00	11/15/17	857
1,430	Terex Corp. (Machinery) Callable 6/1/13 @ 105.44	10.88	6/1/16	1,430
1,710	Tesoro Corp. (Oil, Gas & Consumable Fuels) Callable 11/1/10 @ 103.31	6.63	11/1/15	1,535
790	Tesoro Corp. (Oil, Gas & Consumable Fuels) Callable 6/1/14 @ 104.88	9.75	6/1/19	780
1,110	Texas Competitive Electric Holdings Co. LLC, Series A (Electric Utilities) Callable 11/1/11 @ 105.13	10.25	11/1/15	691
645	Texas Competitive Electric Holdings Co. LLC, Series B (Electric Utilities) Callable 11/1/11 @ 105.13	10.25	11/1/15	402
1,105	Texas Industries, Inc. (Building Products) Callable 7/15/09 @ 103.63 (a)	7.25	7/15/13	1,000
840	The Interpublic Group of Cos., Inc. (Advertising) Callable 7/15/13 @ 105.00 (a)	10.00	7/15/17	846
1,060	The Ryland Group, Inc. (Building & Construction)	8.40	5/15/17	1,018
1,730	Tyson Foods, Inc. (Food Wholesale) (a)	10.50	3/1/14	1,877
1,730	United Rentals North America, Inc. (Commercial Services & Supplies)	6.50	2/15/12	1,678
1,350	United Rentals North America, Inc. (Commercial Services & Supplies) Callable 6/15/13 @ 105.44 (a)	10.88	6/15/16	1,296
120	Universal Hospital Services, Inc. (Health Services) Callable 8/7/09 @ 102.00 (b)	4.64	6/1/15	97
2,715	Universal Hospital Services, Inc. (Health Services) Callable 6/1/11 @ 104.25	8.50	6/1/15	2,559
540	US Oncology, Inc. (Health Care Providers & Services) Callable 8/17/09 @ 102.25	9.00	8/15/12	552
1,125	US Oncology, Inc. (Health Care Providers & Services) Callable 8/15/13 @ 104.56 (a)	9.13	8/15/17	1,117
600	Valeant Pharmaceuticals International (Health Services) Callable 6/15/12 @ 104.19 (a)	8.38	6/15/16	596
355	Ventas Realty LP/Ventas Capital Corp., Series 1 (Real Estate Investment Trusts) Callable 6/1/11 @ 103.25	6.50	6/1/16	318
775	Verso Paper Holdings LLC (Paper & Related Products) Callable 1/1/12 @ 105.00 (a)	11.50	7/1/14	709
1,765	Virgin Media Finance PLC (Telecom – Integrated/Svcs) Callable 8/15/11 @ 104.56	9.13	8/15/16	1,699
1,245	West Corp. (Telecommunications Services) Callable 10/15/10 @ 104.75	9.50	10/15/14	1,089
615	Western Refining, Inc. (Oil & Gas) Callable 12/15/11 @ 105.00 (a)(b)	10.75	6/15/14	560
1,055	Western Refining, Inc. (Oil & Gas) Callable 6/15/13 @ 105.62 (a)	11.25	6/15/17	936
2,850	Wind Acquisition Financial (Telecom – Integrated/Svcs) Callable 12/1/10 @ 105.38 (a)	10.75	12/1/15	2,850
1,560	Windstream Corp. (Telecom – Integrated/Svcs)	8.63	8/1/16	1,494
2,360	Wynn Las Vegas (Gaming) Callable 12/1/09 @ 103.31	6.63	12/1/14	2,077

	Total Corporate Bonds			244,151

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2009

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Convertible Corporate Bonds — 0.45%
$1,645	AmeriCredit Corp. (Diversified Financial Services)	0.75	9/15/11	$1,253
35	Western Refining, Inc. (Oil & Gas)	5.75	6/15/14	31

	Total Convertible Corporate Bonds			1,284

	Time Deposits — 4.91%
339	State Street Liquidity Management Control System	0.01	7/1/09	339
13,591	State Street Liquidity Management Control System	0.01	7/1/09	13,591

	Total Time Deposits			13,930

	Foreign Bonds — 1.51%
1,020	CIE General de Geophysique (Oil Equipment)	7.50	5/15/15	936
290	CIE General de Geophysique (Oil Equipment)	7.75	5/15/17	264
311	Flextronics International Ltd. (Electronics)	6.50	5/15/13	299
2,060	Kabel Deutschland GmbH (Media – Cable)	10.63	7/1/14	2,125
400	Nordic Telephone Co. Holdings (Telecommunications Services) (a)	8.88	5/1/16	386
305	Quebecor Media, Inc. (Media)	7.75	3/15/16	277

	Total Foreign Bonds			4,287

	Common/Preferred Stocks and Rights — 0.01%
33,000	Adelphia restructure Rights to Time Warner Cable, Inc., Class – A Stock (Media) (d)			33
3	Ion Media Networks, Inc. (Media) (e)			—
2	Ion Media Networks, Inc. (Media) (e)			—

	Total Common/Preferred Stocks and Rights			33

	Yankee Dollars — 4.77%
915	CIE General de Geophysique (Oil Equipment) Callable 5/15/13 @ 104.75 (a)	9.50	5/15/16	913
280	Elan Finance PLC/Elan Finance Corp. (Medical Products) Callable 8/7/09 @ 103.88	7.75	11/15/11	259
620	Fairfax Financial Holdings Ltd. (P&C – Insurance)	7.38	4/15/18	561
700	Lloyds Banking Group PLC (Diversified Financial Services) Callable 10/1/35 @ 100.00 (a)	6.41	12/29/59	252
2,700	Royal Bank of Scotland Group PLC (Diversified Financial Services) Callable 9/29/17 @ 100.00 (b)	7.64	3/31/49	1,094
120	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	6.88	12/1/13	100
125	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	7.00	6/15/13	109
190	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	8.75	2/2/11	182
165	Seagate Technology International Ltd. (Computer Hardware) Callable 5/1/13 @ 105.00 (a)	10.00	5/1/14	170
1,890	Teck Resources Ltd. (Diversified Minerals) (a)	9.75	5/15/14	1,956
225	Teck Resources Ltd. (Diversified Minerals) Callable 5/15/13 @ 105.13 (a)	10.25	5/15/16	236
4,420	Teck Resources Ltd. (Diversified Minerals) Callable 5/15/14 @ 105.38 (a)	10.75	5/15/19	4,752
900	UPC Holding BV (Media) Callable 4/15/14 @ 104.94 (a)	9.88	4/15/18	856
600	Videotron (Media) Callable 4/15/13 @ 104.56	9.13	4/15/18	610
1,525	Virgin Media Finance PLC, Series 1 (Telecommunications) Callable 8/15/13 @ 104.75	9.50	8/15/16	1,502

	Total Yankee Dollars			13,552

	Total Investments (cost $275,337) — 97.65%			277,237
	Other assets in excess of liabilities — 2.35%			6,657

	Net Assets — 100.00%			$283,894

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Portfolio of Investments (concluded) — June 30, 2009

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

(c)	Security has been deemed illiquid by the Specialist Manager.

(d)	As part of the corporate restructure of Adelphia, holders of Adelphia bonds received the right to receive shares of Time Warner, Inc., Class A Stock.

(e)	Escrow security due to bankruptcy.

MTN — Medium Term Note

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds — 95.69%
	Alabama — 7.14%
$1,000	Alabama State Federal Highway Finance Authority, Revenue, Series A, Callable 3/1/12 @ 100 (MBIA)	5.25	3/1/13	$1,080
1,000	Alabama State Public School & College Authority, Revenue, Capital Improvement, Callable Call 8/7/09 @ 101.50	5.25	11/1/11	1,025

				2,105

	Arizona — 3.53%
1,000	Arizona State University Revenue (FSA)	5.25	7/1/10	1,040

	California — 2.69%
765	California State, GO	5.00	4/1/15	794

	Florida — 10.83%
1,250	Florida Hurricane Catastrophe Fund Finance Corporation Revenue, Series A	5.00	7/1/12	1,292
735	Lakeland Florida Light & Water Revenue, Series C (FSA)	6.05	10/1/11	794
1,000	Orlando Florida Utilities Commission Utility System Revenue	5.00	10/1/13	1,108

				3,194

	Idaho — 2.73%
800	Idaho State Building Authority Building Revenue, Capitol Project (FGIC)	5.00	9/1/09	805

	Illinois — 15.11%
1,000	Chicago Illinois Park District, Series C, GO, Prerefunded 7/1/11 @ 100 (FGIC)	5.50	1/1/21	1,089
1,175	Cook County Illinois High School District No. 201 J Sterling Morton Township, GO, Zero Coupon, ETM (FGIC) (a)	2.79	12/1/09	1,171
1,000	Du Page & Will Counties Illinois Community School District No. 204, GO, Prerefunded 12/30/11 @ 100	5.25	12/30/12	1,102
1,000	Illinois State, Series A, GO, Callable 10/1/13 @ 100	5.25	10/1/14	1,094

				4,456

	Indiana — 6.64%
1,015	East Porter County School Building Corporation Revenue (MBIA)	5.00	1/15/10	1,037
920	Indiana University Student Fee Revenue, Series L	5.00	8/1/09	922

				1,959

	Iowa — 4.30%
1,150	Iowa Finance Authority Revenue, State Revolving Fund, Callable 8/1/12 @ 100	5.25	8/1/13	1,267

	Massachusetts — 6.64%
2,000	Massachusetts State Industrial Finance Agency Revenue, Massachusetts Biomedical, Series A-2, Zero Coupon (a)	3.54	8/1/10	1,957

	Michigan — 6.72%
650	Hamilton Michigan Community School District, GO (FSA Q-SBLF)	5.00	5/1/12	715
1,200	Michigan State Building Authority Revenue, State Police Communications – III	5.50	10/1/10	1,266

				1,981

	Nevada — 3.63%
1,000	Nevada State Colorado River Community, Series I, GO (FSA)	5.00	9/15/11	1,070

	New York — 3.67%
1,000	New York State Dormitory Authority Revenue School Districts Financing Program, Series D (MBIA)	5.25	10/1/11	1,084

	Ohio — 3.63%
1,000	Ohio State University Revenue, General Receipts, Series A	5.00	6/1/11	1,071

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2009

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Tennessee — 3.64%
$1,000	Memphis Tennessee, Series C, GO (XLCA)	5.00	11/1/11	$1,074

	Texas — 2.80%
745	College Station Texas, GO	5.00	2/15/16	826

	Utah — 3.68%
1,000	Murray City Utah School District, GO, Prerefunded 8/1/11 @ 100	5.00	8/1/13	1,084

	Washington — 8.31%
1,250	Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series S	5.00	7/1/15	1,385
1,000	Washington State, Series R-03-A, GO, Callable 1/1/12 @ 100 (MBIA)	5.00	1/1/14	1,066

				2,451

	Total Municipal Bonds			28,218

	Money Market Mutual Funds — 3.12%
919,611	SSgA Tax Free Money Market Fund (b)	0.01		920

	Total Money Market Mutual Funds			920

	Total Investments (cost $28,406) — 98.81%			29,138
	Other assets in excess of liabilities — 1.19%			352

	Net Assets — 100.00%			$29,490

(a)	Rate disclosed represents effective yield at purchase.

(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009.

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assurance, Inc.

GO — General Obligation

MBIA — Municipal Bond Insurance Association

Q-SBLF — Qualified School Bond Loan Fund

XLCA — XL Capital Assurance, Inc.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds — 94.49%
	Alabama — 1.35%
$430	Birmingham Alabama Special Care Facilities, Methodist Home for Aging (LOC)	5.00	3/1/14	$430
2,500	Birmingham Alabama Waterworks Board Water Revenue, Series A, Callable 1/1/19 @ 100.00 (Assured GTY)	5.00	1/1/21	2,629
2,920	Birmingham Alabama Waterworks Board Water Revenue, Series A, Callable 1/1/19 @ 100.00 (Assured GTY)	5.00	1/1/22	3,041
500	Tuscaloosa Alabama Educational Building Authority Revenue (XLCA)	5.13	8/15/13	504

				6,604

	Alaska — 0.08%
400	Anchorage Alaska, Series A (FGIC)	4.80	4/1/13	401

	Arizona — 3.27%
300	Arizona Health Facilities Authority Hospital Systems Revenue, Phoenix Baptist Hospital & Medical, ETM	6.25	9/1/11	310
9,500	Arizona Health Facilities Authority Revenue, Banner Health, Series B (a)	1.62	1/1/37	5,186
2,510	Maricopa County Arizona Industrial Development Authority (GNMA)	6.05	10/20/36	2,583
345	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/10	354
365	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/11	382
380	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/12	403
395	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.75	7/1/13	423
250	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.00	7/1/14	270
335	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.00	7/1/15	363
250	Oro Valley Arizona Oracle Road Improvement District	5.00	1/1/13	270
470	Pinal County Arizona Individual Development Authority Correctional Facilities, Florence West Prison, Series A (ACA)	3.88	10/1/09	469
1,895	Pinal County Arizona Certificates of Participation	5.00	12/1/14	2,037
2,420	Pinal County Arizona Certificates of Participation	5.25	12/1/15	2,596
330	Tucson & Pima Counties Arizona Industrial Development Authorities, Single Family Mortgage Revenue, Mortgage Backed Securities, Series A1, AMT (GNMA/FNMA/FHLMC)	6.00	7/1/21	329

				15,975

	Arkansas — 1.19%
860	Arkansas State, Development Authority Economic Development Revenue, Series B (ADFA/ADED)	4.25	3/1/11	879
530	Arkansas State, Development Authority Economic Development Revenue, Series B (ADFA/ADED)	4.25	3/1/13	542
545	Cabot Arkansas Sales & Use Tax (XLCA)	4.30	12/1/31	512
480	Fayetteville Arkansas Sales & Use Tax, Capital Improvements, Series B (MBIA)	4.00	12/1/15	505
500	North Little Rock Arkansas Health Facilities Board of Health Care Revenue Baptist Health (CIFG)	4.00	12/1/11	517
1,025	North Little Rock Arkansas Health Facilities Board of Health Care Revenue Baptist Health (CIFG)	4.00	12/1/16	1,020
1,110	Stuttgart Arkansas Sales & Use Tax Revenue (AMBAC)	4.20	10/1/31	1,059
505	Washington County Arkansas Hospital Revenue Reference Regular Medical Center, Series B	3.88	2/1/10	503
280	Washington County Arkansas Hospital Revenue Reference Regular Medical Center, Series B	5.00	2/1/11	282

				5,819

	California — 10.31%
440	ABAG Finance Authority for Non-Profit Corporations California Insured Certificates of Participation, Rhoda Haas Goldman Plaza	5.13	5/15/15	440
800	California Education Facilities Authority Revenue, University of San Diego (AMBAC)	4.75	10/1/15	801
1,000	California State Public Works Board Lease Revenue, Department of Forestry & Fire, Series E	5.00	11/1/22	892

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	California (continued)
$4,000	California State Water Resource Development, Series M, GO	4.90	10/1/14	$4,011
4,400	California State, Department Water Resources, Central Valley Project	5.25	7/1/22	4,401
250	California State, GO	6.30	9/1/11	269
5,000	California State, GO, Callable 4/1/19 @ 100.00	5.50	4/1/21	5,022
5,000	California State, GO	5.00	8/1/21	4,765
1,000	California State, GO	5.00	8/1/22	939
250	California State, GO	5.00	11/1/22	235
25	California Statewide Communities Development Authority, Health Care, Mountain Shadows, Series A (ACA)	4.35	7/1/12	23
990	California Statewide Communities Development Authority, Multi-Family, Pioneer Park, Series T, AMT (GNMA)	6.10	12/20/20	1,011
4,620	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1, Callable 6/1/17 @ 100.00	4.50	6/1/27	3,829
3,206	Knightsen School District Lease Certificates California, Flexfund Program	4.75	12/1/27	2,823
1,900	Long Beach California Board Finance Authority Revenue, Natural Gas Purchase Revenue, Series B (a)	2.00	11/15/25	1,044
2,100	Long Beach California Board Finance Authority Revenue, Natural Gas Purchase Revenue, Series B (a)	2.02	11/15/26	1,129
3,000	Long Beach California Board Finance Authority Revenue, Natural Gas Purchase Revenue, Series B (a)	2.04	11/15/27	1,576
5,000	Los Angeles California Harbor Department Revenue, Series C, Callable 8/1/19 @ 100.00	5.25	8/1/22	5,280
1,405	Manteca California Financing Authority Sewer Revenue, Series B (MBIA)	5.00	12/1/33	1,277
5,000	San Diego California Public Facilities Financing Authority, Sewer Revenue, Series A, Callable 5/15/19 @ 100.00	5.00	5/15/23	5,038
2,305	Santa Ana California Financing Authority Revenue, South Harbor Boulevard, Series B (MBIA)	5.13	9/1/19	2,228
2,500	Tuolumne Wind Project Authority California Revenue, Series A, Callable 1/1/19 @ 100.00	5.25	1/1/24	2,478
110	Turlock California Public Financing Authority	5.25	9/1/15	106
760	Victor California Elementary School District Certificates of Participation (MBIA)	6.45	5/1/18	804

				50,421

	Colorado — 2.34%
65	Arvada Colorado Industrial Development Revenue, AMT (LOC) (b)	5.60	12/1/12	65
120	Arvada Colorado Industrial Development Revenue, AMT (LOC) (b)	5.80	12/1/17	110
1,070	Colorado Educational & Cultural Facilities Authority Revenue (XLCA)	5.00	6/15/14	1,153
2,355	Colorado Educational & Cultural Facilities Authority Revenue (XLCA)	4.10	8/15/14	2,428
1,500	Colorado Housing Finance Authority Single Family Mortgage Revenue, Series A-5, Class III	5.00	11/1/34	1,488
750	E-470 Business Metropolitan District Colorado, Prerefunded 12/1/09 @ 100.00 (ACA)	5.13	12/1/17	763
3,515	EL Paso County Colorado Certificates of Participation, Judicial Complex Project, Series A (AMBAC)	4.00	12/1/19	3,550
1,750	Interlocken Metropolitan District Colorado, Series A (RADIAN)	5.75	12/15/11	1,734
147	University of Colorado Registrants Participation Institutes	6.00	12/1/13	155

				11,446

	Connecticut — 0.54%
740	Connecticut State Health & Educational Facilities Authority Revenue, Griffin Hospital, Series B (RADIAN)	5.00	7/1/15	713
2,040	Connecticut State Health & Educational Facilities Authority Revenue, St. Francis Hospital & Medical Center (RADIAN)	5.50	7/1/17	1,950

				2,663

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Delaware — 1.86%
$3,345	Delaware State Housing Authority Revenue, Single Family Mortgage, Series A, AMT (FSA)	5.80	7/1/35	$3,355
5,000	Delaware State, Series B, GO	5.00	1/1/17	5,734

				9,089

	District of Columbia — 1.02%
1,890	District of Columbia Housing Finance Agency, Multi-Family Housing Revenue, Azeeze Bates Apartments Project (FHLMC)	4.80	11/1/36	1,730
685	District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT (FNMA/GNMA)	6.25	12/1/28	688
2,000	District of Columbia Income Tax Secured Revenue, Series A, Callable 12/1/19 @ 100.00	5.00	12/1/22	2,148
215	District of Columbia Revenue, American Association of Advancement of Science (AMBAC)	5.25	1/1/16	205
220	District of Columbia, Series B (FSA)	5.50	6/1/14	223

				4,994

	Florida — 7.06%
1,150	Brevard County Florida School Board Certificates of Participation, Series B (FGIC)	5.00	7/1/20	1,110
2,290	Broward County Florida Educational Facilities Authority Revenue, Nova Southeastern, Series B (RADIAN)	6.25	4/1/15	2,355
995	Capital Trust Agency Florida Revenue, Seminole Tribe Convention, Series A, Prerefunded 10/1/12 @ 102 (b)	8.95	10/1/33	1,212
5,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1	6.00	6/1/16	5,200
2,795	Clearwater Florida Water & Sewer Revenue, Series B	5.00	12/1/17	2,978
2,120	Escambia County Florida Housing Finance Authority, Single Family Mortgage Revenue (FHLMC/GNMA/FNMA)	4.63	10/1/28	2,051
1,695	Florida State Correctional Facilities Revenue, Custody Recipients	4.00	11/15/15	1,671
4,000	Florida State Municipal Power Agency Revenue, Series A, Callable 10/1/19 @ 100.00	5.25	10/1/22	4,079
2,500	Greater Orlando Aviation Authority, Florida Airport Facilities Revenue, Series A, AMT (FSA)	5.00	10/1/14	2,538
3,180	Greater Orlando Aviation Authority, Florida Airport Facilities Revenue, Series A, AMT (FSA)	5.00	10/1/15	3,209
580	Hillsborough County Florida Educational Facilities Authority Revenue, University of Tampa (RADIAN)	5.75	4/1/18	559
1,290	Jacksonville Florida Sales Tax Revenue, River City Renaissance Project (FGIC)	5.13	10/1/18	1,280
1,000	Lakeland Florida Electric & Water Revenue, ETM	5.75	10/1/19	1,090
500	Miami-Dade County Florida Special Obligation (MBIA) (a)	5.00	10/1/35	459
1,370	Okaloosa County Florida, Water and Sewer Revenue (FSA)	4.50	7/1/25	1,300
700	Orange County Florida Health Facilities Authority Revenue, Regional Healthcare System, Series D (MBIA)	5.75	10/1/13	710
750	Osceola County Florida Housing Financial Authority Multi-Family Revenue (FHLMC)	4.05	1/1/37	755
1,000	Pinellas County Florida Health Facilities Authority Revenue	5.75	11/15/27	1,142
1,000	Volusia County Florida Educational Facilities Authority Revenue (RADIAN)	5.00	10/15/25	844

				34,542

	Georgia — 1.27%
3,650	Atlanta Georgia Water & Wastewater Revenue, Series A, Callable 11/1/19 @ 100.00	6.00	11/1/21	3,717
2,685	Savannah Georgia Hospital Authority Revenue, St. Joseph/Candler Health System (RADIAN)	5.25	7/1/23	2,491

				6,208

	Hawaii — 0.19%
640	Hawaii State Housing & Community Development Corp., Multi-Family Housing Revenue, Sunset Villas (GNMA)	5.75	1/20/36	647
265	Hawaii State Housing Finance & Development, AMT (FNMA)	5.20	7/1/12	267

				914

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Idaho — 1.52%
$360	Caldwell Idaho Urban Renewal Agency Revenue, Series A (RADIAN)	4.00	3/1/16	$330
100	Caldwell Idaho Urban Renewal Agency Revenue, Series A (RADIAN)	5.00	3/1/22	89
1,625	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series B, Class III	4.60	7/1/28	1,401
1,810	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series B, Class III, AMT	5.40	7/1/28	1,804
1,545	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series G, Class III, AMT	4.60	7/1/28	1,357
2,000	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series H-CL, Class III, AMT	5.00	1/1/28	1,881
555	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series E, Class III, AMT	5.30	1/1/22	559

				7,421

	Illinois — 5.01%
230	Addison Illinois Single Family Mortgage Revenue, ETM	7.50	4/1/11	244
540	Bolingbrook Illinois Sales Tax Revenue	5.75	1/1/15	277
535	Chicago Illinois City Colleges, Chicago Capital Improvement (FGIC)	6.00	1/1/11	552
2,970	Chicago Illinois Increment Allocation Revenue	7.46	2/15/26	2,445
475	Chicago Illinois, O’Hare International Airport Revenue, Second Lien Passenger Facility, Series D (AMBAC)	5.50	1/1/17	488
500	Cicero Illinois Tax Increment, Series A (XLCA)	5.00	1/1/12	495
983	Cortland Illinois Special Tax Revenue, Sheaffer Systems Project (b)	5.50	3/1/17	665
3,586	Gilberts Illinois Special Services Area No. 9 Special Tax	4.40	3/1/25	3,514
2,355	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.85	10/20/31	2,431
830	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.60	7/1/19	733
310	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.70	7/1/12	308
2,125	Illinois Educational Facilities Authority Revenue	7.87	7/1/14	1,584
380	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago	4.25	3/1/34	386
1,250	Illinois Finance Authority Revenue, Metropolis Project	5.00	12/1/24	1,082
900	Illinois Health Facilities Authority Revenue, Covenant Retirement Communities, Series A (RADIAN)	4.60	12/1/12	871
100	Illinois Health Facilities Authority Revenue, Rockford Health System (AMBAC)	5.13	8/15/15	100
645	Illinois Health Facilities Authority Revenue, Sinai Health System (FHA)	3.65	8/15/11	645
1,640	Lake County Illinois Community School District, Zero Coupon (FSA) (d)	4.66	12/1/17	1,188
180	Lake County Illinois, School District No. 109, Series B, GO	6.60	12/15/18	220
2,746	Lakemoor Village Illinois (RADIAN)	5.00	3/1/27	1,970
325	Madison & St. Clair Counties Illinois, School District No. 10 Collinsville, School Building (FGIC)	5.50	2/1/16	347
410	Rockford-Concord Commons Housing Finance Corp. Illinois Mortgage Revenue, Concord Commons Project, Series A (FHA)	6.15	11/1/22	411
1,875	Round Lake Beach Illinois Tax Increment Revenue	4.65	12/15/13	1,890
350	Sauk Village Illinois, Tax Increment, Series A (RADIAN)	5.35	12/1/13	368
1,322	Schaumburg Illinois Special Assessment	6.75	12/1/28	1,076
220	Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue, AMT (e)	5.90	2/1/14	214

				24,504

	Indiana — 2.78%
1,170	Bartholomew County Indiana Building Corp. Revenue	4.38	7/15/18	1,170
1,440	Bartholomew County Indiana Building Corp. Revenue	4.50	7/15/20	1,420
550	Elkhart County Indiana, Corrections Complex Relief (FSA)	4.13	12/1/21	531
230	Indiana Health Facilities Financing Authority, Methodist Hospital Indiana, Series A, ETM	5.75	9/1/15	230

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Indiana (continued)
$385	Indiana Health Facilities Funding Authority Hospital Revenue, Series A, Unrefunded (MBIA)	5.00	11/1/10	$387
2,000	Indiana State Finance Authority Environmental Facilities Revenue, Indianapolis Power & Light Co., Series C	4.90	1/1/16	1,992
600	Indiana State Finance Authority Economic Development Revenue, National FFA Organization Project	4.85	1/1/27	454
2,500	IPS Multi-School Building Corp. Indiana (FSA)	4.50	1/15/31	2,315
1,390	Jasper Indiana Hospital Authority, Hospital Facility Revenue, Memorial Hospital Center Project (RADIAN)	5.50	11/1/17	1,414
1,735	Ligonier Indiana Municipal Sewer Works Revenue, Series B	4.75	1/1/23	1,546
2,000	Shelbyville Indiana Central Renovation School Building Corp. Revenue, First Mortgage (MBIA)	5.00	7/15/18	2,144

				13,603

	Iowa — 1.01%
805	Coralville Iowa Urban Renewal Revenue, Series C	5.00	6/1/12	831
1,115	Coralville Iowa Urban Renewal Revenue, Series C	5.00	6/1/14	1,149
500	Coralville Iowa Urban Renewal Revenue, Series C	5.00	6/1/17	507
1,775	Xenia Rural Water Distribution, Iowa Water Revenue (CIFG)	4.25	12/1/19	1,457
1,400	Xenia Rural Water Distribution, Iowa Water Revenue (CIFG)	4.50	12/1/31	975

				4,919

	Kentucky — 0.95%
300	Lexington-Fayette Urban County Government Kentucky Revenue, Transylvania University Project (MBIA)	5.13	8/1/18	301
4,210	Marshall County Kentucky Public Property Corp. Revenue, Courthouse Facility Project	5.25	3/1/23	4,331

				4,632

	Louisiana — 2.80%
500	Houma-Terrebonne Public Financing Authority, Louisiana, Single Family Mortgage Revenue, ETM (FHA)	7.30	4/1/10	525
1,035	Louisiana Housing Financial Agency Mortgage Revenue, Multi-Family Section 8- 202, Project A (HUD/FHA)	4.15	12/1/12	1,037
1,140	Louisiana Housing Financial Agency Mortgage Revenue, Multi-Family Section 8- 202, Project A (HUD/FHA)	4.25	12/1/14	1,141
320	Louisiana Local Government Environmental Facilities, Community Development Authority Revenue, Jefferson Recreation & Cultural Project (AMBAC)	4.13	4/1/19	318
865	Louisiana Local Government Environmental Facilities Community Development Authority, Series A (AMBAC)	5.20	6/1/17	945
930	Louisiana Public Facilities Authority Revenue, Baton Rouge General (MBIA)	5.25	7/1/24	950
10,000	Louisiana Public Facilities Authority Revenue, Tulane University Project (MBIA) (a)	1.29	2/15/36	5,651
2,911	New Orleans Louisiana Home Mortgage Authority, ETM	6.25	1/15/11	3,115

				13,682

	Maine — 0.03%
175	Maine Finance Authority Revenue, AMT (FSA)	5.20	7/1/18	173

	Maryland — 0.37%
750	Maryland State Health & Higher Educational Facility Authority Revenue, Greater Baltimore Medical Center	5.00	7/1/25	699
1,000	Morgan State University Maryland Academic & Auxiliary Fees Revenue (MBIA)	6.05	7/1/15	1,133

				1,832

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Massachusetts — 1.54%
$335	Massachusetts State Development Finance Agency Revenue, Series A (GNMA)	6.70	10/20/21	$394
2,500	Massachusetts State Health & Educational Facilities Authority Revenue, Civic Investments, Series A, Prerefunded 12/15/12 @ 102.00 (GTY AGMT)	9.00	12/15/15	2,964
2,670	Massachusetts State Health & Educational Facilities Authority Revenue, Massachusetts General Hospital, Series F (AMBAC)	6.25	7/1/12	2,787
530	Massachusetts State Housing Finance Agency (Asset GTY)	4.85	9/1/13	496
380	Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility, AMT (GNMA)	5.30	6/20/19	381
500	Massachusetts State Turnpike Authority, Metro Highway System Revenue, Series A	5.00	1/1/11	500

				7,522

	Michigan — 2.39%
4,000	Detroit Michigan Sewer Disposal System Revenue, Series C-1, Callable 7/1/19 @ 100.00	6.50	7/1/24	4,307
210	Grand Rapids Charter Township Michigan	5.20	7/1/14	199
1,435	Kalamazoo Michigan Hospital Finance Authority Hospital Facilities Revenue, Borgess Medical Center, Series A, ETM (FGIC)	5.00	6/1/13	1,513
285	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/16	296
250	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/18	254
2,715	Michigan Municipal Board Authority Revenue, School Loan, Series A	5.25	12/1/11	2,883
1,275	Michigan State Hospital Finance Authority Revenue, Series P, ETM (MBIA)	5.38	8/15/14	1,415
195	Michigan State Hospital Finance Authority Revenue, St. John Hospital, Series A, ETM (MBIA-IBC)	6.00	5/15/13	205
640	Michigan State Housing Development Authority, Series A, AMT (FNMA)	4.25	12/1/12	639

				11,711

	Minnesota — 0.13%
640	White Earth Band of Chippewa Indians Minnesota Revenue, Series A (ACA) (b)	7.00	12/1/11	642

	Mississippi — 0.40%
980	Corinth & Alcorn County Mississippi Hospital Revenue, Series A	5.50	10/1/21	864
700	Jackson Mississippi Housing Authority, AMT	5.30	4/1/19	700
465	Lincoln County Mississippi Hospital Revenue (Asset GTY)	5.50	4/1/18	414

				1,978

	Missouri — 2.95%
545	Grandview Missouri Certificate Participation (FGIC)	5.25	1/1/18	564
600	Kansas City Missouri Industrial Development Authority, Multi-Family Housing Revenue, Walnut Grove Apartments, Section 8 Assisted, Series A, AMT	6.55	12/15/15	629
230	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.90	9/1/10	230
250	Missouri State Health & Educational Facilities Authority Revenue, Jefferson Memorial Hospital (RADIAN)	4.13	8/15/12	250
5,000	Missouri State Highways & Transit Commission State Road Revenue, Callable 5/1/17 @ 100.00	5.25	5/1/21	5,525
5,005	Missouri State Housing Development Commission Single-Family Mortgage Revenue, Home Ownership Loan Program, Series D, AMT (GNMA/FNMA)	5.55	9/1/34	4,948
180	Olive Boulevard Transportation Development District Missouri, Transportation Sales Tax	4.50	10/1/22	167
360	St. Charles County Missouri Health Care, AMT (LOC)	5.40	11/15/16	354
885	Taney County Missouri, Certificates of Participation (MBIA)	4.00	4/1/19	836
1,000	Taney County Missouri, Certificates of Participation (MBIA)	4.00	4/1/20	931

				14,434

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Montana — 0.28%
$1,250	Montana Facilities Finance Authority Revenue, Benefits Health System (Assured GTY)	5.00	1/1/13	$1,359

	Nebraska — 0.70%
390	Clay County Nebraska, AMT (LOC)	5.25	3/15/14	380
905	Douglas County Nebraska Hospital Authority, No. 002 Revenue (AMBAC)	4.75	12/15/12	906
40	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.00	12/1/11	40
50	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.20	12/1/13	48
475	Nebraska Educational Finance Authority Revenue, Dana College, Series D	5.45	3/15/30	267
765	Nebraska Educational Finance Authority Revenue, Dana College, Series D	5.55	3/15/35	412
1,030	Nebraska Educational Finance Authority Revenue, Series A	5.50	3/15/20	724
1,000	Nebraska Educational Finance Authority Revenue, Series A	5.50	3/15/25	628

				3,405

	Nevada — 0.09%
430	Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)	5.20	10/1/18	432

	New Hampshire — 0.10%
500	New Hampshire Health & Educational Facilities Authority Revenue, Portsmouth Academy (ACA)	5.00	7/1/13	478

	New Jersey — 3.38%
85	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/12	92
90	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/13	99
90	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/14	100
95	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/15	107
100	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/16	113
105	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/17	119
105	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/18	119
110	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/19	124
115	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/20	129
120	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/21	134
125	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/22	139
130	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/23	144
135	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/24	149
140	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/25	154
145	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/26	159
150	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/27	164
160	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/28	174
170	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/29	183
175	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/30	186
719	Berkeley Township New Jersey General Obligation (AMBAC)	4.50	7/1/20	742
2,190	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue (AMBAC)	5.00	1/1/13	2,269
7,555	Casino Reinvestment Development Authority, New Jersey Revenue, Series A (MBIA)	5.00	6/1/16	7,756
875	Middlesex County New Jersey Utilities Authority, Sewage Revenue, Series A (MBIA)	6.25	8/15/10	885
1,500	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School	4.40	9/1/24	1,424
500	New Jersey Economic Development Authority Revenue, Series A	6.38	4/1/31	588
305	New Jersey State Housing & Mortgage Finance Agency Revenue, AMT (MBIA)	5.40	10/1/20	305

				16,557

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New York — 3.67%
$125	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.20	12/1/13	$128
110	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.40	12/1/18	111
335	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.50	12/1/28	312
315	Albany New York Industrial Development Agency, Civic Facilities Revenue, Albany College Pharmacy Project A	4.00	12/1/09	314
185	Albany New York Industrial Development Agency, Civic Facilities Revenue, Albany College Pharmacy Project A	4.00	12/1/10	182
895	East Rochester New York Housing Authority Revenue, Gates Senior Housing Project (GNMA)	6.13	4/20/43	945
900	East Rockaway New York Union Free School District General Obligation (FSA)	4.50	7/1/18	953
760	East Rockaway New York Union Free School District General Obligation (FSA)	4.50	7/1/20	789
765	East Rockaway New York Union Free School District General Obligation (FSA)	4.50	7/1/21	789
500	Long Island Power Authority New York Electrical Systems Revenue, Series B	5.00	6/1/11	524
760	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.25	5/15/11	801
2,285	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.75	5/15/14	2,477
715	New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center (SONYMA)	5.63	7/1/22	718
3,670	New York State Dormitory Authority Revenue, Norwegian Christian Home & Health Center (MBIA/FHA)	6.10	8/1/41	3,750
895	New York State Dormitory Authority Revenue, Series C	7.50	7/1/10	918
435	New York State Housing Finance Agency Revenue, Multi-Family Housing, Northfield Apartment, Series A (SONYMA)	4.30	8/15/14	456
1,500	New York State Housing Finance Agency Revenue, St. Philips Housing, Series A (FNMA)	4.05	11/15/16	1,446
2,200	New York State Housing Finance Agency Revenue, St. Philips Housing, Series A, AMT (FNMA)	4.50	11/15/27	1,906
245	Oneida County New York Industrial Development Agency Revenue, Civic Facilities- Mohawk Valley, Series A (FSA)	5.00	1/1/13	248
200	Triborough Bridge & Tunnel Authority New York Revenue, General Purposes, Series A (General Obligation of Authority)	5.20	1/1/20	204

				17,971

	North Carolina — 0.46%
1,125	New Hanover County North Carolina Certificates of Participation, Series B (AMBAC)	5.00	9/1/16	1,279
925	North Carolina Medical Care Community Revenue, Health Care, Series A	4.65	10/1/14	904
90	North Carolina Medical Care Community Revenue, North Carolina Housing Foundation, Inc. (ACA)	6.00	8/15/10	89

				2,272

	North Dakota — 0.59%
1,250	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.60	6/1/13	1,254
1,650	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.55	6/1/16	1,655

				2,909

	Ohio — 2.43%
1,000	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A (RADIAN)	5.00	11/15/12	1,017
500	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A (RADIAN)	5.25	11/15/14	507
440	Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset GTY)	5.00	6/1/12	439

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Ohio (continued)
$990	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System, ETM (MBIA)	5.50	10/15/25	$1,107
500	Ohio State Higher Education Facility Revenue, Mount Union College Project	5.25	10/1/21	515
3,500	Ohio State Higher Education Facility Revenue, Kenyon College Project	4.70	7/1/37	3,599
250	Ohio State Higher Education Facility Revenue, Kenyon College Project	4.95	7/1/37	255
780	Port of Greater Cincinnati Ohio Development Authority, Economic Development Revenue	5.00	10/1/25	613
210	Stark County Ohio Health Care Facility Review (GNMA)	5.30	7/20/18	213
230	Stark County Ohio Health Care Facility Review (GNMA)	5.35	7/20/23	232
630	Summit County Ohio Port Authority, Building Fund Progress Development Revenue, Twinsburg Township Project, Series D	5.13	5/15/25	450
2,000	Summit County Ohio Port Authority, Multi-Family Housing Revenue, Edgewood Apartments Project, AMT (LOC)	4.25	5/1/10	2,009
1,000	University of Toledo Ohio, General Receipts Bonds, Series A (AMBAC)	4.50	6/1/30	928

				11,884

	Oklahoma — 0.44%
375	Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A (GNMA)	6.79	9/1/32	393
1,900	Sallisaw Oklahoma Municipal Authority Revenue (XLCA)	4.38	1/1/18	1,741

				2,134

	Pennsylvania — 14.53%
260	Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA)	5.00	11/1/23	251
1,410	Allegheny County Pennsylvania Hospital Development Authority Revenue, Series B, Prerefunded 11/15/10 @ 102.00	9.25	11/15/15	1,550
5,750	Allegheny County Pennsylvania Hospital Development Authority Revenue, UPMC, Series A-1, Callable 2/1/13 @ 100.00 (a)	1.51	2/1/37	3,347
1,430	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series KK-2, SUB, AMT (GNMA)	5.75	5/1/33	1,403
1,420	Chester County Pennsylvania Health & Education Facilities Authority Revenue, Devereux Foundation	5.00	11/1/23	1,282
395	Chester County Pennsylvania Health & Education Facilities Authority Revenue, Devereux Foundation	5.00	11/1/24	356
95	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.30	10/15/11	95
1,300	Chester County Pennsylvania Industrial Development Authority Revenue, Collegium Charter School Project, Series A (ACA)	4.00	4/15/13	1,114
1,255	Chester Pennsylvania Guaranteed Host Community Revenue, Series B (ACA)	5.80	12/1/13	1,200
1,240	Chester Upland School District Pennsylvania, Callable 5/15/10 @ 100	4.20	5/15/13	1,258
1,065	Chester Upland School District Pennsylvania (XLCA)	4.90	9/15/17	1,138
1,405	Chester Upland School District Pennsylvania (XLCA)	4.95	9/15/18	1,483
545	Claysburg Kimmel Pennsylvania School District (FGIC)	3.90	1/15/18	547
290	Claysburg Kimmel Pennsylvania School District (FGIC)	4.00	1/15/20	291
270	Delaware County Pennsylvania Authority Health Care Revenue, Mercy Health Corp., Series A, ETM	5.13	11/15/12	271
885	Delaware County Pennsylvania Authority Health Facilities Revenue, Mercy Health Corp. Project, ETM	5.75	12/15/20	967
750	Delaware County Pennsylvania Authority, 1st Mortgage Revenue, White Horse Village Project, Series A, Prerefunded 7/1/10 @ 101.00	7.63	7/1/30	807
11,325	Delaware Valley Pennsylvania Regional Finance Authority, Local Government Revenue, Series A (AMBAC)	5.50	8/1/28	12,070

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Pennsylvania (continued)
$8,000	Delaware Valley Pennsylvania Regional Finance Authority, Local Government Revenue, Series C (a)	1.20	6/1/37	$4,966
200	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project	5.20	7/15/16	187
250	Lancaster Pennsylvania Higher Education Authority College Revenue, Franklin & Marshall College	5.00	4/15/23	254
250	Lancaster Pennsylvania School District, Series A (FSA)	4.13	6/1/21	248
280	Lehigh County Pennsylvania General Purpose Authority Revenues, Good Shepherd Group, Series A	4.00	11/1/09	282
275	McKeesport Pennsylvania Area School District, ETM (FSA)	5.00	4/1/13	287
235	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.50	7/1/12	252
1,300	Montgomery County Pennsylvania Higher Education & Health Authority Revenue, Arcadia University (RADIAN)	5.00	4/1/21	1,120
1,800	Montgomery County Pennsylvania Industrial Development Authority Revenue, Series A (MBIA)	5.00	11/1/10	1,869
90	Northampton County Pennsylvania Higher Education Authority Revenue College, Moravian College (RADIAN)	4.70	7/1/12	90
2,500	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue	5.00	6/15/18	2,732
680	Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)	5.25	11/1/18	664
5,545	Pennsylvania State Higher Educational Facilities Authority Revenue, Foundation for Indiana University, Series A (XLCA) (a)	1.26	7/1/17	4,038
800	Pennsylvania State Higher Educational Facilities Authority Revenue, Philadelphia University, Series A	5.00	6/1/15	762
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania, Series A	5.00	9/1/17	5,660
740	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.60	11/15/09	732
310	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Allegheny Delaware Valley Obligation Group (MBIA)	5.88	11/15/16	251
205	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.65	11/1/10	208
1,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/17	1,001
1,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/18	995
500	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.50	3/15/13	501
375	Pennsylvania State Higher Educational Facilities, Widener University	3.45	7/15/10	379
1,455	Philadelphia Pennsylvania Airport Authority Revenue, AMT (FGIC)	5.38	6/15/12	1,472
705	Philadelphia Pennsylvania Authority for Industrial Development, Arbor House, Inc. Project, Series E	6.10	7/1/33	528
620	Philadelphia Pennsylvania Authority for Industrial Development, Senior Living Revenue, Reider House Project, Series A	6.10	7/1/33	465
585	Philadelphia Pennsylvania Authority for Industrial Development, Senior Living Revenue, Saligman House Project, Series C	6.10	7/1/33	438
250	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health Systems, Series A	5.00	5/15/10	252
2,500	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health Systems, Series A (AMBAC)	5.13	5/15/18	2,507
800	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series A (FHA)	5.38	1/1/28	795
950	Philadelphia Pennsylvania Municipal Authority Revenue, Series B (FSA)	5.25	11/15/15	995
1,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (FSA)	5.63	9/1/14	1,013
840	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	846

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Pennsylvania (continued)
$715	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	$720
310	Potter County Pennsylvania Hospital Authority Revenue, Charles Cole Memorial Hospital (RADIAN)	5.95	8/1/16	305
225	Scranton-Lackawanna Pennsylvania Health & Welfare Authority Revenue (FGIC)	5.13	7/1/16	216
1,000	St. Mary Hospital Authority, Pennsylvania Health System Revenue, Catholic Health East, Series B	5.38	11/15/34	1,151
2,000	University of Pittsburgh Revenue, Commonwealth Systems of Higher Education, Series B, Callable 3/15/19 @ 100 (GO of University)	5.50	9/15/21	2,209
280	York County Pennsylvania Industrial Development Authority, Water Facilities Revenue	3.75	6/1/10	278

				71,098

	Puerto Rico — 3.00%
4,950	Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series C (AMBAC)	5.50	7/1/26	4,373
4,000	Puerto Rico Public Buildings Authority Revenue Guaranteed, Government Facilities, Series H (XLCA)	5.25	7/1/13	3,987
6,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, Callable 8/1/19 @ 100.00	5.50	8/1/23	6,135
185	University of Puerto Rico Revenues	5.50	6/1/12	185

				14,680

	Rhode Island — 0.13%
630	Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (RADIAN)	5.75	7/1/10	639

	South Carolina — 1.55%
705	Columbia South Carolina Water & Sewer, ETM	7.75	1/1/11	752
1,250	Lee County South Carolina School Facilities, Inc., Installment Purpose Revenue, Series 2006 (RADIAN)	6.00	12/1/20	1,298
5,000	Richland County South Carolina School District No. 2, Series A, GO, Callable 2/1/19 @ 100.00 (SCSDE)	5.00	2/1/21	5,545

				7,595

	South Dakota — 0.11%
450	Heartland Consumers Power District South Dakota Electric Revenue, ETM	6.38	1/1/16	518

	Tennessee — 0.53%
250	Johnson City Tennessee Health & Education, ETM	7.00	7/1/11	263
1,645	Metro Government Nashville & Davidson County Tennessee, Health & Education Facilities Board (RADIAN)	5.10	8/1/16	1,405
855	Metro Government Nashville & Davidson County Tennessee, Water & Sewer Revenue (FGIC)	7.70	1/1/12	906

				2,574

	Texas — 5.33%
910	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Perkin Square Project, Series A-1, (GNMA)	6.55	12/20/34	969
285	Bexar County Texas Revenue Project (MBIA)	5.75	8/15/22	301
165	Danbury Higher Education Authority Revenue, George Gervin Youth Center, Series A (ACA)	5.25	2/15/10	166
5,000	Fort Worth Texas Independent School District, GO, Callable 2/15/18 @ 100.00 (PSF-GTD)	5.00	2/15/21	5,410
500	Greater Greenspoint Texas Redevelopment Authority Tax Increment Contract (RADIAN)	5.25	9/1/10	505
200	Harris County Texas Housing Finance Corp., Multi-Family Housing Revenue, Copperwood Ranch Apartments, Series A, SUB, AMT (AMBAC)	4.85	12/1/12	199
292	Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing, AMT (GNMA)	7.40	9/20/35	311

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas (continued)
$400	Lubbock Texas Health Facility Revenue (GNMA)	5.88	3/20/37	$405
1,730	North Texas Health Facilities Development Corp. Hospital Revenue, United Regional Health Care Systems, Inc. Project (MBIA)	5.00	9/1/14	1,732
620	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.10	5/15/17	626
525	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.13	5/15/18	527
805	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.20	5/15/19	800
845	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.25	5/15/20	834
635	Retama Texas Development Corp., Special Facilities Revenue, ETM	8.75	12/15/11	733
1,945	Retama Texas Development Corp., Special Facilities Revenue, ETM	10.00	12/15/17	2,744
2,345	Retama Texas Development Corp., Special Facilities Revenue, ETM	8.75	12/15/18	3,132
500	Texas Water Development Board Revenue, Series B	5.75	7/15/12	511
1,895	Waxahachie, Texas (AMBAC)	4.00	8/1/18	1,905
1,970	Waxahachie, Texas (AMBAC)	4.00	8/1/19	1,954
585	Waxahachie, Texas (AMBAC)	4.20	8/1/22	566
580	Waxahachie, Texas (AMBAC)	4.25	8/1/23	557
1,240	Waxahachie, Texas (AMBAC)	4.25	8/1/24	1,178

				26,065

	Utah — 1.25%
525	Salt Lake County Utah College Revenue, Westminster College Project	4.50	10/1/12	516
410	Salt Lake County Utah College Revenue, Westminster College Project	4.50	10/1/15	379
3,000	Utah County Environmental Improvement Revenue, Marathon Oil Project	5.05	11/1/17	3,061
995	Utah Housing Corp., Single Family Mortgage Revenue, AMT	5.25	7/1/25	975
755	Utah Housing Corp., Single Family Mortgage Revenue	4.63	7/1/27	684
490	Utah Housing Corp., Single Family Mortgage Revenue, Series D-2, Class III, SUB, AMT	5.00	7/1/18	490

				6,105

	Virginia — 0.11%
335	Chesterfield County Virginia Industrial Development Authority	5.00	7/1/14	336
205	Newport News Virginia Industrial Development Authority (GNMA)	7.25	8/1/16	205

				541

	Washington — 2.02%
250	Bellingham Washington Housing Authority Revenue, Cascade Meadows (MBIA)	4.88	11/1/15	251
1,000	Energy Northwest Washington Electric Revenue, Columbia Generating, Series D	5.00	7/1/12	1,090
3,500	Energy Northwest Washington Electric Revenue, Project 3, Series A	5.25	7/1/18	3,903
1,755	King County Washington Housing Authority Revenue, Vashon Community Center, Series A, SUB (GNMA)	7.25	9/20/42	1,918
470	Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A (GNMA)	6.35	8/20/39	491
520	Washington State Health Care Facilities Authority Revenue, Grays Harbor Community Hospital, Prerefunded 7/1/10 @ 101.00 (RADIAN)	5.85	7/1/12	538
1,500	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems	5.25	8/15/10	1,506
210	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.10	1/1/14	193

				9,890

	West Virginia — 0.60%
1,410	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	4.00	9/1/18	1,247
800	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	4.10	9/1/20	681
1,000	Shepherd University Board of Governors, West Virginia Revenue, Residence Facilities Projects (MBIA)	5.00	6/1/25	1,007

				2,935

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2009

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Wisconsin — 0.83%
$975	Plymouth Wisconsin School District (MBIA)	3.75	4/1/18	$976
3,000	Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital (FHA)	5.60	7/15/22	3,063

				4,039

	Total Municipal Bonds			462,209

	Taxable Municipal Bonds — 3.27%
	Georgia — 0.16%
990	Fulton County Georgia Development Authority	5.75	3/1/14	805

	Illinois — 0.99%
5,250	Southwestern Illinois Development Authority, Solid Waste Disposal Revenue (RADIAN)	6.05	8/1/20	4,822

	Ohio — 1.72%
5,290	Cleveland-Cuyahoga County Ohio, Port Authority Lease Revenue, Avery Dennison Project B (b)	5.00	10/15/15	5,312
700	Summit County Ohio Port Authority Revenue (b)	5.40	11/15/10	707
2,915	Summit County Ohio Port Authority, Building Fund Program, Development Revenue (b)	6.25	5/15/26	2,406

				8,425

	Virginia — 0.40%
4,740	Poplar Hill Virginia Community Development Authority Certificates Participation Adjustment, Series A (c)	5.50	9/1/34	1,973

	Total Taxable Municipal Bonds			16,025

	Corporate Bonds — 1.58%
3,939	ASC Equipment (f)	5.13	3/1/08	—
2,515	Kidspeace National Center of Georgia (a)(c)	6.30	12/1/28	2,677
3,400	Landmark Leasing LLC, Series 2004, Class – A, Callable 10/1/14 @ 102.00 (c)	6.20	10/1/22	3,723
1,480	Staunton Hotel LLC (c)	7.75	6/1/29	1,336

	Total Corporate Bonds			7,736

	Time Deposits — 0.33%
1,605	State Street Liquidity Management Control System Time Deposit	0.01	7/1/09	1,605

	Total Time Deposits			1,605

	Total Investments (cost $521,797) — 99.67%			487,575
	Other assets in excess of liabilities — 0.33%			1,593

	Net Assets — 100.00%			$489,168

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2009. The maturity date represents actual maturity date.

(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed illiquid by the Specialist Manager and represent 1.98% of the Portfolio’s net assets.

(d)	Rate disclosed represents effective yield at purchase.

(e)	Escrow security due to bankruptcy.

(f)	Issuer has defaulted on the payment of interest. The security has been deemed illiquid and represents 0% of the Portfolio.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2009

ACA — American Capital Access

ADFA/ADED — Arkansas Development Finance Authority

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

CIFG — CDC IXIS Financial Guaranty

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance, Inc.

GNMA — Government National Mortgage Association

GO — General Obligation

GTY — Guaranty

GTY AGMT — Insured by Guarantor Agreement

HUD — Housing and Urban Development

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

MBIA-IBC — MBIA Insured Bond Certificate

PSF-GTD — Permanent School Fund Guaranteed

RADIAN — Radian Group, Inc.

SCSDE — Insured by South Carolina School Discount Enhancement

SONYMA — State of New York Mortgage Agency

SUB — Subordinate Bond

XLCA — XL Capital Assurance, Inc.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities

June 30, 2009

(Amounts in thousands except per share amounts)

	Value Equity Portfolio	Institutional Value Equity Portfolio	Growth Equity Portfolio	Institutional Growth Equity Portfolio
ASSETS:
Investments, at value (cost $506,640, $358,972, $740,532 and $551,804, respectively)	$487,804	$356,132	$780,964	$513,171

Total Investments	487,804	356,132	780,964	513,171

Cash*	—	135	—	161
Unrealized appreciation on forward currency contracts	—	34	—	49
Receivable from investments sold	33,772	43,428	36,859	50,272
Dividends and interest receivable	715	838	924	881
Receivable for Portfolio shares sold	131	816	168	1,129
Foreign tax reclaim receivable	172	11	73	—
Prepaid expenses and other assets	27	17	35	20

Total Assets	522,621	401,411	819,023	565,683

LIABILITIES:
Written options, at fair value (premiums received $0, $13, $0 and $17, respectively)	—	5	—	7
Payable for investments purchased	44,879	22,808	34,885	23,562
Cash overdraft	—	—	47	—
Unrealized depreciation on forward currency contracts	—	36	—	54
Payable for Portfolio shares redeemed	95	7	514	35
Variation margin payable on futures contracts	25	442	16	644
Advisory fees payable	113	108	318	234
Administrative services fees payable	4	3	9	6
Other accrued expenses	68	46	72	67

Total Liabilities	45,184	23,455	35,861	24,609

NET ASSETS	$477,437	$377,956	$783,162	$541,074

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$54	$42	$83	$57
Additional paid-in capital	840,589	511,247	941,808	691,708
Accumulated net investment income	8	689	187	1,307
Accumulated net realized loss from investments, futures, options and foreign currency transactions	(344,267)	(130,603)	(199,282)	(112,156)
Net unrealized appreciation/(depreciation) on investments, futures, options and foreign currency translations	(18,947)	(3,419)	40,366	(39,842)

Net Assets	$477,437	$377,956	$783,162	$541,074

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	54,023	41,924	83,135	56,936

Net Asset Value, offering and redemption price per share (a)	$8.84	$9.02	$9.42	$9.50

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
*	All of the cash shown for Institutional Value and Institutional Growth represents collateral held for futures.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities (continued)

June 30, 2009

(Amounts in thousands except per share amounts)

	Small Capitalization Equity Portfolio	Institutional Small Capitalization Equity Portfolio	Real Estate Securities Portfolio	International Equity Portfolio
ASSETS:
Investments, at value (cost $328,218, $229,227, $37,930 and $1,705,966, respectively)	$305,560	$202,913	$37,999	$1,696,717

Total Investments	305,560	202,913	37,999	1,696,717

Foreign currency, at value (cost $0, $0, $0 and $1,446, respectively)	—	—	—	1,449
Unrealized appreciation on forward currency contracts	—	—	—	437
Receivable from investments sold	1,306	924	5	9,377
Dividends and interest receivable	307	193	121	3,113
Receivable for Portfolio shares sold	57	23	—	2,525
Foreign tax reclaim receivable	—	—	—	1,468
Prepaid expenses and other assets	70	17	16	43

Total Assets	307,300	204,070	38,141	1,715,129

LIABILITIES:
Payable for investments purchased	3,734	2,943	996	34,398
Unrealized depreciation on forward currency contracts	—	—	—	233
Payable for Portfolio shares redeemed	42	2	—	40
Advisory fees payable	168	107	20	1,564
Administrative services fees payable	3	2	—	18
Other accrued expenses	36	24	2	255

Total Liabilities	3,983	3,078	1,018	36,508

NET ASSETS	$303,317	$200,992	$37,123	$1,678,621

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$34	$23	$4	$212
Additional paid-in capital	395,577	281,179	36,957	2,100,190
Accumulated net investment income/(distributions in excess of net investment income)	29	(5)	15	(740)
Accumulated net realized gain/(loss) from investments, futures and foreign currency transactions	(69,665)	(53,891)	78	(412,245)
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency translations	(22,658)	(26,314)	69	(8,796)

Net Assets	$303,317	$200,992	$37,123	$1,678,621

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	33,911	22,629	3,684	212,054

Net Asset Value, offering and redemption price per share (a)	$8.94	$8.88	$10.08	$7.92

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities (continued)

June 30, 2009

(Amounts in thousands except per share amounts)

	Fixed Income Portfolio	Fixed Income II Portfolio	Fixed Income Opportunity Portfolio	Short-Term Municipal Bond Portfolio	Intermediate Term Municipal Bond Portfolio
ASSETS:
Investments, at value (cost $366,108, $312,285, $275,337, $28,406 and $521,797, respectively)	$355,665	$305,300	$277,237	$29,138	$487,575

Total Investments	355,665	305,300	277,237	29,138	487,575

Cash	—	—	—	—	4,369
Foreign currency, at value (cost $0, $1, $0, $0 and $0, respectively)	—	1	—	—	—
Receivable from investments sold	16,248	71,922	7,168	—	—
Dividends and interest receivable	2,465	1,959	5,117	373	6,299
Receivable for Portfolio shares sold	8,696	5,755	910	58	1,228
Foreign tax reclaim receivable	—	—	1	—	—
Prepaid expenses and other assets	16	15	13	6	18

Total Assets	383,090	384,952	290,446	29,575	499,489

LIABILITIES:
Written options, at fair value (premiums received $0, $455, $0, $0 and $0, respectively)	—	295	—	—	—
Distributions payable	1,361	876	—	67	1,574
Payable for investments purchased	31,711	84,365	6,266	—	7,746
Unrealized depreciation on forward currency contracts	—	50	—	—	—
Cash overdraft	45	—	—	—	—
Payable for Portfolio shares redeemed	44	8	7	10	889
Variation margin payable on futures contracts	—	25	—	—	—
Advisory fees payable	64	61	275	4	101
Administrative services fees payable	4	3	3	—	6
Other accrued expenses	15	35	1	4	5

Total Liabilities	33,244	85,718	6,552	85	10,321

NET ASSETS	$349,846	$299,234	$283,894	$29,490	$489,168

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$42	$31	$46	$3	$53
Additional paid-in capital	404,495	314,780	339,631	28,673	535,975
Accumulated net investment income/(distributions in excess of net investment income)	(1)	(104)	1,044	(19)	410
Accumulated net realized gain/(loss) from investments, futures, options and foreign currency transactions	(44,247)	(8,810)	(58,727)	101	(13,048)
Net unrealized appreciation/(depreciation) on investments, futures, options and foreign currency translations	(10,443)	(6,663)	1,900	732	(34,222)

Net Assets	$349,846	$299,234	$283,894	$29,490	$489,168

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	42,238	31,279	45,883	2,882	53,337

Net Asset Value, offering and redemption price per share (a)	$8.28	$9.57	$6.19	$10.23	$9.17

Amounts designated as “—” are $0 or have been rounded to $0.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Operations

For the Year Ended June 30, 2009

(Amounts in thousands)

	Value Equity Portfolio	Institutional Value Equity Portfolio(a)	Growth Equity Portfolio	Institutional Growth Equity Portfolio(b)
INVESTMENT INCOME:
Interest	$38	$915	$124	$1,512
Dividends	16,001	9,958	12,529	6,434

Total Investment Income	16,039	10,873	12,653	7,946

EXPENSES:
Advisory fees	1,322	811	2,078	1,098
Management fees	264	162	460	226
Administrative services fees	260	170	468	239
Custodian fees	57	40	135	48
Professional fees	86	60	197	84
Registration and filing fees	61	31	94	32
Trustee fees	46	33	102	49
Other expenses	53	36	74	42

Total Expenses before waivers and expenses paid indirectly	2,149	1,343	3,608	1,818
Less: Administrative services fees waived	(31)	(22)	(51)	(33)
Expenses waived by Chief Compliance Officer	(1)	(1)	(3)	(1)
Expenses paid indirectly	(272)	(80)	(78)	(32)

Net Expenses	1,845	1,240	3,476	1,752

Net Investment Income	14,194	9,633	9,177	6,194

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized losses from investment transactions	(322,145)	(135,891)	(235,209)	(120,846)
Net realized gains from redemptions in-kind*	37,662	—	160,170	—
Net realized gains/(losses) from futures transactions	(4,179)	5,288	(4,652)	8,689
Net realized losses from foreign currency transactions	—	(26)	—	(38)

Net realized losses from investments, redemptions in-kind, futures, options and foreign currency transactions	(288,662)	(130,629)	(79,691)	(112,195)

Change in unrealized appreciation/(depreciation) on investments	38,040	(2,840)	(213,364)	(38,633)
Change in unrealized appreciation/(depreciation) on futures	250	(585)	970	(1,214)
Change in unrealized appreciation/(depreciation) on written options	—	8	—	10
Change in unrealized appreciation/(depreciation) on foreign currency translations	—	(2)	—	(5)

Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency transactions	38,290	(3,419)	(212,394)	(39,842)

Net realized/unrealized losses from investments, redemptions in-kind, futures, written options and foreign currency transactions and translations	(250,372)	(134,048)	(292,085)	(152,037)

Change in net assets resulting from operations	$(236,178)	$(124,415)	$(282,908)	$(145,843)

*	See Footnote 3 in Notes to Financial Statements.
(a)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(b)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2009

(Amounts in thousands)

	Small Capitalization Equity Portfolio	Institutional Small Capitalization Equity Portfolio(a)	Real Estate Securities Portfolio(b)	International Equity Portfolio
INVESTMENT INCOME:
Interest	$73	$24	$—	$368
Dividends (net of foreign withholding tax of $2, $1, $1 and $4,444, respectively)	4,171	2,176	85	41,721

Total Investment Income	4,244	2,200	85	42,089

EXPENSES:
Advisory fees	2,081	928	23	5,817
Management fees	178	79	2	696
Administrative services fees	155	83	2	718
Custodian fees	44	16	—	817
Professional fees	97	22	1	256
Registration and filing fees	36	30	5	82
Trustee fees	37	15	—	141
Other expenses	48	14	1	144

Total Expenses before waivers and expenses paid indirectly	2,676	1,187	34	8,671
Less: Administrative services fees waived	(20)	(11)	—	(80)
Expenses waived by Chief Compliance Officer	(1)	—	—	(3)
Expenses paid indirectly	(14)	(14)	—	(49)

Net Expenses	2,641	1,162	34	8,539

Net Investment Income	1,603	1,038	51	33,550

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(94,352)	(53,898)	78	(397,368)
Net realized gains from redemptions in-kind*	51,003	—	—	—
Net realized losses from foreign currency transactions	—	—	(5)	(1,604)

Net realized gains/(losses) from investments, redemptions in-kind and foreign currency transactions	(43,349)	(53,898)	73	(398,972)

Change in unrealized appreciation/(depreciation) on investments	(82,833)	(26,314)	69	(211,946)
Change in unrealized appreciation/(depreciation) on foreign currency translations	—	—	—	(997)

Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(82,833)	(26,314)	69	(212,943)

Net realized/unrealized gains/(losses) from investments, redemptions in-kind and foreign currency transactions and translations	(126,182)	(80,212)	142	(611,915)

Change in net assets resulting from operations	$(124,579)	$(79,174)	$193	$(578,365)

*	See Footnote 3 in Notes to Financial Statements.
(a)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
(b)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.
Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2009

(Amounts in thousands)

	Fixed Income Portfolio	Fixed Income II Portfolio	Fixed Income Opportunity Portfolio	Short-Term Municipal Bond Portfolio	Intermediate Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$17,458	$15,169	$16,902	$1,028	$23,877
Dividends	187	243	—	6	51

Total Investment Income	17,645	15,412	16,902	1,034	23,928

EXPENSES:
Advisory fees	602	612	797	38	1,039
Management fees	150	146	90	15	260
Administrative services fees	155	150	100	16	265
Custodian fees	50	48	16	4	62
Professional fees	59	62	30	6	94
Registration and filing fees	43	46	33	10	15
Trustee fees	36	39	18	4	58
Other expenses	20	24	11	3	44

Total Expenses before waivers and expenses paid indirectly	1,115	1,127	1,095	96	1,837
Less: Expenses waived by Specialist Manager	(45)	—	—	—	—
Administrative services fees waived	(19)	(20)	(10)	(2)	(35)
Expenses waived by Chief Compliance Officer	(1)	(1)	—	—	(1)

Net Expenses	1,050	1,106	1,085	94	1,801

Net Investment Income	16,595	14,306	15,817	940	22,127

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(40,976)	(6,267)	(19,952)	139	(11,826)
Net realized gains from futures transactions	—	1,515	—	—	—
Net realized gains from written options transactions	—	168	—	—	—
Net realized gains from foreign currency transactions	—	1,083	—	—	—

Net realized gains/(losses) from investments, futures, written options and foreign currency transactions	(40,976)	(3,501)	(19,952)	139	(11,826)

Change in unrealized appreciation/(depreciation) on investments	2,002	(3,718)	5,797	506	(13,589)
Change in unrealized appreciation/(depreciation) on futures	—	167	—	—	—
Change in unrealized appreciation/(depreciation) on written options	—	209	—	—	—
Change in unrealized appreciation/(depreciation) on foreign currency translations	—	(50)	—	—	—

Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	2,002	(3,392)	5,797	506	(13,589)

Net realized/unrealized gains/(losses) from investment, futures, written options and foreign currency transactions and translations	(38,974)	(6,893)	(14,155)	645	(25,415)

Change in net assets resulting from operations	$(22,379)	$7,413	$1,662	$1,585	$(3,288)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	Value Equity Portfolio		Institutional Value Equity Portfolio	Growth Equity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Period Ended June 30, 2009(a)	Year Ended June 30, 2009	Year Ended June 30, 2008
Operations:
Net investment income	$14,194	$23,442	$9,633	$9,177	$16,550
Net realized gains/(losses) from investment, futures, written options and foreign currency transactions	(288,662)	19,332	(130,629)	(79,691)	(32,711)
Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	38,290	(261,090)	(3,419)	(212,394)	(73,158)

Change in net assets resulting from operations	(236,178)	(218,316)	(124,415)	(282,908)	(89,319)

Distributions to Shareholders from:
Net investment income	(14,883)	(23,341)	(8,918)	(9,209)	(17,269)
Net realized gains from investment, futures, options, and foreign currency transactions	(5,968)	(109,433)	—	—	—

Change in net assets resulting from distributions	(20,851)	(132,774)	(8,918)	(9,209)	(17,269)

Shares of Beneficial Interest:
Proceeds from shares issued	298,889	357,108	160,463	341,837	347,175
Proceeds from shares issued in-kind	—	—	370,370	—	—
Proceeds from reinvestment of dividends	18,277	124,093	8,424	7,633	15,142
Cost of shares redeemed	(302,854)	(199,592)	(27,968)	(482,299)	(114,862)
Cost of shares redeemed in-kind	(370,370)	—	—	(585,735)	—

Change in net assets from shares of beneficial interest transactions	(356,058)	281,609	511,289	(718,564)	247,455

Change in net assets	(613,087)	(69,481)	377,956	(1,010,681)	140,867
Net Assets:
Beginning of period	1,090,524	1,160,005	—	1,793,843	1,652,976

End of period	$477,437	$1,090,524	$377,956	$783,162	$1,793,843

Accumulated net investment income	$8	$708	$689	$187	$253
Share Transactions:
Issued	31,171	22,272	15,749	36,001	27,527
Issued in-kind	—	—	28,444	—	—
Reinvested	2,005	7,892	950	825	1,055
Redeemed	(33,219)	(11,192)	(3,219)	(54,290)	(8,938)
Redeemed in-kind	(28,444)	—	—	(47,726)	—

Change in Shares	(28,487)	18,972	41,924	(65,190)	19,644

(a)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	Institutional Growth Equity Portfolio	Small Capitalization Equity Portfolio		Institutional Small Capitalization Equity Portfolio
	Period Ended June 30, 2009(a)	Year Ended June 30, 2009	Year Ended June 30, 2008	Period Ended June 30, 2009(b)
Operations:
Net investment income	$6,194	$1,603	$4,197	$1,038
Net realized losses from investments, futures, written options and foreign currency transactions	(112,195)	(43,349)	(5,337)	(53,898)
Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	(39,842)	(82,833)	(71,647)	(26,314)

Change in net assets resulting from operations	(145,843)	(124,579)	(72,787)	(79,174)

Distributions to Shareholders from:
Net investment income	(4,848)	(1,609)	(5,055)	(1,037)
Net realized gains from investments, futures, options, and foreign currency transactions	—	—	(64,635)	—
Tax return of capital	—	(306)	—	(22)

Change in net assets resulting from distributions	(4,848)	(1,915)	(69,690)	(1,059)

Shares of Beneficial Interest:
Proceeds from shares issued	188,476	86,787	111,130	46,352
Proceeds from shares issued in-kind	585,735	—	—	241,776
Proceeds from reinvestment of dividends	4,402	1,545	65,784	797
Cost of shares redeemed	(86,848)	(80,478)	(64,732)	(7,700)
Cost of shares redeemed in-kind	—	(241,776)	—	—

Change in net assets from shares of beneficial interest transactions	691,765	(233,922)	112,182	281,225

Change in net assets	541,074	(360,416)	(30,295)	200,992
Net Assets:
Beginning of period	—	663,733	694,028	—

End of period	$541,074	$303,317	$663,733	$200,992

Accumulated net investment income/(distributions in excess of net investment income)	$1,307	$29	$96	$(5)
Share Transactions:
Issued	18,437	8,620	8,521	4,988
Issued in-kind	47,726	—	—	18,437
Reinvested	498	179	4,792	97
Redeemed	(9,725)	(9,051)	(4,554)	(893)
Redeemed in-kind	—	(18,437)	—	—

Change in Shares	56,936	(18,689)	8,759	22,629

(a)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(b)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	Real Estate Securities Portfolio	International Equity Portfolio		Fixed Income Portfolio
	Period Ended June 30, 2009(a)	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Operations:
Net investment income	$51	$33,550	$34,324	$16,595	$14,401
Net realized gains/(losses) from investments and foreign currency transactions	73	(398,972)	127,698	(40,976)	1,114
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	69	(212,943)	(315,252)	2,002	(9,064)

Change in net assets resulting from operations	193	(578,365)	(153,230)	(22,379)	6,451

Distributions to Shareholders from:
Net investment income	(31)	(28,580)	(38,539)	(16,443)	(14,464)
Net realized gains from investments, futures, options, and foreign currency transactions	—	(53,940)	(192,590)	—	—
Tax return of capital	—	(890)	—	—	—

Change in net assets resulting from distributions	(31)	(83,410)	(231,129)	(16,443)	(14,464)

Shares of Beneficial Interest:
Proceeds from shares issued	36,949	640,390	288,444	143,962	73,337
Proceeds from reinvestment of dividends	29	74,674	216,222	14,905	13,559
Cost of shares redeemed	(17)	(186,027)	(243,836)	(72,591)	(34,161)

Change in net assets from shares of beneficial interest transactions	36,961	529,037	260,830	86,276	52,735

Change in net assets	37,123	(132,738)	(123,529)	47,454	44,722
Net Assets:
Beginning of period	—	1,811,359	1,934,888	302,392	257,670

End of period	$37,123	$1,678,621	$1,811,359	$349,846	$302,392

Accumulated net investment income/(distributions in excess of net investment income)	$15	$(740)	$(4,106)	$(1)	$44
Share Transactions:
Issued	3,683	80,121	21,220	16,989	7,560
Reinvested	3	9,969	15,775	1,794	1,390
Redeemed	(2)	(24,015)	(17,061)	(8,446)	(3,470)

Change in Shares	3,684	66,075	19,934	10,337	5,480

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.
Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	Fixed Income II Portfolio		Fixed Income Opportunity Portfolio		Short-Term Municipal Bond Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Operations:
Net investment income	$14,306	$14,391	$15,817	$10,900	$940	$1,120
Net realized gains/(losses) from investments, futures, written options and foreign currency transactions	(3,501)	1,815	(19,952)	(9,391)	139	65
Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	(3,392)	640	5,797	(2,524)	506	369

Change in net assets resulting from operations	7,413	16,846	1,662	(1,015)	1,585	1,554

Distributions to Shareholders from:
Net investment income	(15,462)	(14,485)	(15,215)	(12,666)	(929)	(1,143)
Net realized gains from investments, futures, options, and foreign currency transactions	—	—	—	—	(38)	—

Change in net assets resulting from distributions	(15,462)	(14,485)	(15,215)	(12,666)	(967)	(1,143)

Shares of Beneficial Interest:
Proceeds from shares issued	131,409	62,816	133,549	32,966	8,122	9,813
Proceeds from reinvestment of dividends	13,603	13,028	13,343	11,394	889	1,096
Cost of shares redeemed	(148,205)	(34,779)	(7,068)	(18,632)	(12,940)	(8,229)

Change in net assets from shares of beneficial interest transactions	(3,193)	41,065	139,824	25,728	(3,929)	2,680

Change in net assets	(11,242)	43,426	126,271	12,047	(3,311)	3,091
Net Assets:
Beginning of period	310,476	267,050	157,623	145,576	32,801	29,710

End of period	$299,234	$310,476	$283,894	$157,623	$29,490	$32,801

Accumulated net investment income/(distributions in excess of net investment income)	$(104)	$(442)	$1,044	$442	$(19)	$(30)
Share Transactions:
Issued	13,895	6,366	21,992	4,590	790	984
Reinvested	1,455	1,315	2,264	1,596	88	109
Redeemed	(15,822)	(3,497)	(1,156)	(2,620)	(1,264)	(818)

Change in Shares	(472)	4,184	23,100	3,566	(386)	275

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008
Operations:
Net investment income	$22,127	$24,869
Net realized losses from investment transactions	(11,826)	(322)
Change in unrealized appreciation/(depreciation) on investments	(13,589)	(11,815)

Change in net assets resulting from operations	(3,288)	12,732

Distributions to Shareholders from:
Net investment income	(22,174)	(24,563)

Change in net assets resulting from distributions	(22,174)	(24,563)

Shares of Beneficial Interest:
Proceeds from shares issued	60,307	102,996
Proceeds from reinvestment of dividends	18,347	20,886
Cost of shares redeemed	(147,913)	(103,535)

Change in net assets from shares of beneficial interest transactions	(69,259)	20,347

Change in net assets	(94,721)	8,516
Net Assets:
Beginning of period	583,889	575,373

End of period	$489,168	$583,889

Accumulated net investment income	$410	$270
Share Transactions:
Issued	6,522	10,516
Reinvested	2,000	2,146
Redeemed	(16,127)	(10,582)

Change in Shares	(7,605)	2,080

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Value Equity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$13.22	$18.26	$16.03	$15.01	$13.73

Change in Net Assets Resulting from Operations:
Net investment income	0.29	0.32	0.35	0.27	0.32
Net realized and unrealized gains/(losses) on investments and futures	(4.21)	(3.32)	3.14	1.82	1.27

Total from operations	(3.92)	(3.00)	3.49	2.09	1.59

Distributions to Shareholders from:
Net investment income	(0.30)	(0.33)	(0.35)	(0.27)	(0.31)
Net realized gains from investments and futures	(0.16)	(1.71)	(0.91)	(0.80)	—

Total distributions to shareholders	(0.46)	(2.04)	(1.26)	(1.07)	(0.31)

Net Asset Value, End of Period	$8.84	$13.22	$18.26	$16.03	$15.01

Total Return	(29.60%)	(17.95%)	22.40%	14.31%	11.66%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$477,437	$1,090,524	$1,160,005	$921,286	$685,337
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.41%	0.45%	0.44%	0.45%	0.48%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.35%	0.43%	0.42%	0.43%	0.43%
Ratio of expenses to average net assets, net of waivers	0.40%	0.45%	0.44%	0.45%	0.48%
Ratio of net investment income to average net assets	2.69%	2.08%	2.05%	1.77%	2.18%
Portfolio turnover rate	139.39%	76.84%	69.13%	73.19%	79.98%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Institutional Value Equity Portfolio
	Period Ended June 30, 2009(a)
Net Asset Value, Beginning of Period	$12.93

Change in Net Assets Resulting from Operations:
Net investment income	0.26
Net realized and unrealized losses on investments, futures, options and foreign currency	(3.93)

Total from operations	(3.67)

Distributions to Shareholders from:
Net investment income	(0.24)

Total distributions to shareholders	(0.24)

Net Asset Value, End of Period	$9.02

Total Return	(28.85	%)(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$377,956
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.41	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.38	%(c)
Ratio of expenses to average net assets, net of waivers	0.41	%(c)
Ratio of net investment income to average net assets	2.96	%(c)
Portfolio turnover rate	129.30	%(b)

(a)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Growth Equity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$12.09	$12.85	$11.26	$10.72	$10.33

Change in Net Assets Resulting from Operations:
Net investment income	0.10	0.12	0.11	0.09	0.10
Net realized and unrealized gains/(losses) on investments and futures	(2.67)	(0.75)	1.59	0.53	0.38

Total from operations	(2.57)	(0.63)	1.70	0.62	0.48

Distributions to Shareholders from:
Net investment income	(0.10)	(0.13)	(0.11)	(0.08)	(0.09)

Total distributions to shareholders	(0.10)	(0.13)	(0.11)	(0.08)	(0.09)

Net Asset Value, End of Period	$9.42	$12.09	$12.85	$11.26	$10.72

Total Return	(21.17%)	(4.99%)	15.02%	5.90%	4.70%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$783,162	$1,793,843	$1,652,976	$1,280,492	$953,286
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.39%	0.32%	0.32%	0.30%	0.35%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.38%	0.31%	0.32%	0.29%	0.34%
Ratio of expenses to average net assets, net of waivers	0.39%	0.32%	0.32%	0.30%	0.35%
Ratio of net investment income to average net assets	1.00%	0.94%	0.91%	0.78%	0.96%
Portfolio turnover rate	72.93%	42.13%	39.88%	60.01%	56.20%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Institutional Growth Equity Portfolio
	Period Ended June 30, 2009(a)
Net Asset Value, Beginning of Period	$12.36

Change in Net Assets Resulting from Operations:
Net investment income	0.11
Net realized and unrealized losses on investments, futures, options and foreign currency	(2.88)

Total from operations	(2.77)

Distributions to Shareholders from:
Net investment income	(0.09)

Total distributions to shareholders	(0.09)

Net Asset Value, End of Period	$9.50

Total Return	(21.82	%)(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$541,074
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.40	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.39	%(c)
Ratio of expenses to average net assets, net of waivers	0.39	%(c)
Ratio of net investment income to average net assets	1.36	%(c)
Portfolio turnover rate	66.73	%(b)

(a)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Small Capitalization Equity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$12.62	$15.83	$15.70	$15.06	$14.17

Change in Net Assets Resulting from Operations:
Net investment income	0.04	0.09	0.09	0.04	0.03
Net realized and unrealized gains/(losses) on investments	(3.67)	(1.70)	2.28	2.79	1.28

Total from operations	(3.63)	(1.61)	2.37	2.83	1.31

Distributions to Shareholders from:
Net investment income	(0.04)	(0.11)	(0.08)	(0.03)	(0.03)
Net realized gains from investments	—	(1.49)	(2.16)	(2.16)	(0.39)
Tax return of capital	(0.01)	—	—	—	—

Total distributions to shareholders	(0.05)	(1.60)	(2.24)	(2.19)	(0.42)

Net Asset Value, End of Period	$8.94	$12.62	$15.83	$15.70	$15.06

Total Return	(28.72%)	(10.87%)	16.68%	19.99%	9.29%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$303,317	$663,733	$694,029	$612,037	$512,992
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.75%	0.62%	0.64%	0.66%	0.43%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.74%	0.61%	0.62%	0.63%	0.37%
Ratio of expenses to average net assets, net of waivers	0.75%	0.62%	0.64%	0.64%	0.38%
Ratio of net investment income to average net assets	0.45%	0.63%	0.59%	0.26%	0.23%
Portfolio turnover rate	99.01%	111.13%	116.02%	101.53%	119.67%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Institutional Small Capitalization Equity Portfolio
	Period Ended June 30, 2009(a)
Net Asset Value, Beginning of Period	$12.93

Change in Net Assets Resulting from Operations:
Net investment income	0.05
Net realized and unrealized losses on investments	(4.05)

Total from operations	(4.00)

Distributions to Shareholders from:
Net investment income	(0.05	)(b)

Total distributions to shareholders	(0.05)

Net Asset Value, End of Period	$8.88

Total Return	(31.85	%)(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$200,992
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.75	%(d)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.73	%(d)
Ratio of expenses to average net assets, net of waivers	0.74	%(d)
Ratio of net investment income to average net assets	0.65	%(d)
Portfolio turnover rate	71.46	%(c)

(a)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
(b)	A portion of the distribution, representing less than $0.005 per share, is considered a tax return of capital.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Real Estate Securities Portfolio
	Period Ended June 30, 2009(a)
Net Asset Value, Beginning of Period	$10.00

Change in Net Assets Resulting from Operations:
Net investment income	0.02
Net realized and unrealized gains on investments	0.07

Total from operations	0.09

Distributions to Shareholders from:
Net investment income	(0.01)

Total distributions to shareholders	(0.01)

Net Asset Value, End of Period	$10.08

Total Return	0.91	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$37,123
Ratio of expenses to average net assets	1.05	%(c)
Ratio of net investment income to average net assets	1.57	%(c)
Portfolio turnover rate	4.41	%(b)

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	International Equity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$12.41	$15.35	$13.02	$10.41	$9.57

Change in Net Assets Resulting from Operations:
Net investment income	0.17	0.26	0.30	0.17	0.18
Net realized and unrealized gains/(losses) on investments and foreign currency	(4.17)	(1.36)	2.97	2.72	0.79

Total from operations	(4.00)	(1.10)	3.27	2.89	0.97

Distributions to Shareholders from:
Net investment income	(0.13)	(0.28)	(0.34)	(0.28)	(0.13)
Net realized gains from investments and foreign currency	(0.35)	(1.56)	(0.60)	—	—
Tax return of capital	(0.01)	—	—	—	—

Total distributions to shareholders	(0.49)	(1.84)	(0.94)	(0.28)	(0.13)

Net Asset Value, End of Period	$7.92	$12.41	$15.35	$13.02	$10.41

Total Return	(31.95%)	(8.11%)	25.81%	27.93%	10.16%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,678,621	$1,811,359	$1,934,888	$1,511,194	$1,049,375
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.62%	0.81%	0.34%	0.72%	0.35%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.61%	0.81%	0.33%	0.70%	0.33%
Ratio of expenses to average net assets, net of waivers	0.62%	0.81%	0.34%	0.71%	0.35%
Ratio of net investment income to average net assets	2.41%	1.80%	2.19%	1.43%	1.89%
Portfolio turnover rate	70.27%	57.27%	53.77%	37.24%	35.48%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$9.48	$9.75	$9.66	$10.23	$10.01

Change in Net Assets Resulting from Operations:
Net investment income	0.46	0.52	0.50	0.46	0.44
Net realized and unrealized gains/(losses) on investments	(1.20)	(0.27)	0.09	(0.54)	0.25

Total from operations	(0.74)	0.25	0.59	(0.08)	0.69

Distributions to Shareholders from:
Net investment income	(0.46)	(0.52)	(0.50)	(0.49)	(0.45)
Net realized gains from investments	—	—	—	—	(0.02)

Total distributions to shareholders	(0.46)	(0.52)	(0.50)	(0.49)	(0.47)

Net Asset Value, End of Period	$8.28	$9.48	$9.75	$9.66	$10.23

Total Return	(7.72%)	2.51%	6.23%	(0.77%)	7.07%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$349,846	$302,392	$257,670	$231,215	$251,190
Ratio of expenses to average net assets, prior to waivers and reimbursements	0.37%	0.33%	0.35%	0.36%	0.37%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.35%	0.32%	0.33%	0.35%	0.36%
Ratio of net investment income to average net assets	5.51%	5.30%	5.11%	4.68%	4.32%
Portfolio turnover rate	334.70%	221.76%	169.45%	175.82%	200.54%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income II Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$9.78	$9.69	$9.67	$10.21	$9.90

Change in Net Assets Resulting from Operations:
Net investment income	0.46	0.51	0.48	0.42	0.34
Net realized and unrealized gains/(losses) on investments, futures, options and foreign currency	(0.17)	0.09	0.02	(0.45)	0.27

Total from operations	0.29	0.60	0.50	(0.03)	0.61

Distributions to Shareholders from:
Net investment income	(0.50)	(0.51)	(0.48)	(0.48)	(0.30)
Net realized gains from investments, futures, options and foreign currency	—	—	—	(0.03)	—

Total distributions to shareholders	(0.50)	(0.51)	(0.48)	(0.51)	(0.30)

Net Asset Value, End of Period	$9.57	$9.78	$9.69	$9.67	$10.21

Total Return	3.19%	6.20%	5.22%	(0.31%)	6.25%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$299,234	$310,476	$267,050	$255,911	$253,671
Ratio of expenses to average net assets, prior to waivers	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of expenses to average net assets, net of waivers	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of net investment income to average net assets	4.88%	5.09%	4.87%	4.25%	3.50%
Portfolio turnover rate	221.65%	201.23%	159.95%	573.92%	890.01%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Opportunity Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$6.92	$7.58	$7.29	$7.68	$7.57

Change in Net Assets Resulting from Operations:
Net investment income	0.49	0.52	0.57	0.45	0.48
Net realized and unrealized gains/(losses) on investments	(0.73)	(0.57)	0.20	(0.40)	0.14

Total from operations	(0.24)	(0.05)	0.77	0.05	0.62

Distributions to Shareholders from:
Net investment income	(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Total distributions to shareholders	(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Net Asset Value, End of Period	$6.19	$6.92	$7.58	$7.29	$7.68

Total Return	(2.79%)	(0.64%)	10.40%	0.81%	8.37%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$283,894	$157,623	$145,576	$134,854	$133,032
Ratio of expenses to average net assets, prior to waivers	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of expenses to average net assets, net of waivers	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of net investment income to average net assets	8.72%	7.23%	7.46%	5.89%	5.81%
Portfolio turnover rate	100.90%	113.40%	139.66%	27.34%	37.25%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Short-Term Municipal Bond Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006(a)
Net Asset Value, Beginning of Period	$10.04	$9.93	$9.93	$10.00

Change in Net Assets Resulting from Operations:
Net investment income	0.31	0.33	0.34	0.09
Net realized and unrealized gains/(losses) on investments	0.20	0.12	— (b)	(0.07)

Total from operations	0.51	0.45	0.34	0.02

Distributions to Shareholders from:
Net investment income	(0.31)	(0.34)	(0.34)	(0.09)
Net realized gains from investments	(0.01)	—	—	—

Total distributions to shareholders	(0.32)	(0.34)	(0.34)	(0.09)

Net Asset Value, End of Period	$10.23	$10.04	$9.93	$9.93

Total Return	5.16%	4.53%	3.44%	0.22	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$29,490	$32,801	$29,710	$32,275
Ratio of expenses to average net assets, prior to waivers	0.31%	0.31%	0.30%	0.60	%(d)
Ratio of expenses to average net assets, net of waivers	0.30%	0.31%	0.30%	0.60	%(d)
Ratio of net investment income to average net assets	3.05%	3.26%	3.35%	2.88	%(d)
Portfolio turnover rate	18.99%	37.07%	33.45%	29.56	%(c)

(a)	For the period March 1, 2006 (commencement of operations) through June 30, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$9.58	$9.77	$9.77	$10.14	$9.99

Change in Net Assets Resulting from Operations:
Net investment income	0.40	0.41	0.43	0.42	0.42
Net realized and unrealized gains/(losses) on investments	(0.41)	(0.19)	— (a)	(0.37)	0.15

Total from operations	(0.01)	0.22	0.43	0.05	0.57

Distributions to Shareholders from:
Net investment income	(0.40)	(0.41)	(0.43)	(0.42)	(0.42)

Total distributions to shareholders	(0.40)	(0.41)	(0.43)	(0.42)	(0.42)

Net Asset Value, End of Period	$9.17	$9.58	$9.77	$9.77	$10.14

Total Return	(0.07%)	2.29%	4.38%	0.48%	5.80%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$489,168	$583,889	$575,373	$547,233	$494,944
Ratio of expenses to average net assets, prior to waivers	0.35%	0.33%	0.34%	0.35%	0.38%
Ratio of expenses to average net assets, net of waivers	0.35%	0.33%	0.34%	0.35%	0.38%
Ratio of net investment income to average net assets	4.26%	4.26%	4.32%	4.19%	4.18%
Portfolio turnover rate	23.80%	17.20%	14.63%	17.79%	25.50%

(a)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements — June 30, 2009

1.    DESCRIPTION.    The Hirtle Callaghan Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2009, the Trust offered thirteen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Institutional Value Equity Portfolio (“Institutional Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”), The Small Capitalization Equity Portfolio (“Small Cap Portfolio”), The Institutional Small Capitalization Equity Portfolio (“Institutional Small Cap Portfolio”), The Real Estate Securities Portfolio (“Real Estate Portfolio”), The International Equity Portfolio (“International Portfolio”), The Fixed Income Portfolio (“Fixed Income Portfolio”), The Fixed Income II Portfolio (“Fixed Income II Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”) and The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”) (each a “Portfolio,” and collectively the “Portfolios”). The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each.

The following Portfolios commenced operations during the fiscal year ended June 30, 2009 by means of in-kind transactions, which are disclosed in Note 3 — Transfers In-Kind:

Portfolio	Commencement Date
Institutional Value Portfolio	July 18, 2008
Institutional Growth Portfolio	August 8, 2008
Institutional Small Cap Portfolio	August 15, 2008

The Real Estate Portfolio commenced operations on May 21, 2009.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios:

A.    Portfolio Valuation.    The net asset value per share of the Portfolios is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each Portfolio’s net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the exchange or at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at the last quoted sales price available provided that where such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ, the security is valued at the closing bid price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last bid price. Values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). In the case of fixed income securities, such independent services may use matrix pricing in arriving at securities valuations in appropriate circumstances. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Portfolio’s and Real Estate Portfolio’s net asset value is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Portfolio and Real Estate Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities.

Effective July 1, 2008, the Portfolios adopted Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard established a single authoritative definition of fair value, set out a framework for measuring fair value and required additional disclosures about fair value measurements. One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Effective June 15, 2009, the Portfolios adopted SFAS No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly”. SFAS No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability has significantly decreased. SFAS No. 157-4 is applied prospectively to all fair value measurements where appropriate and is effective for interim and annual periods ending after June 15, 2009. The adoption of SFAS No. 157-4 did not have a material impact on the Portfolios’ financial statements.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2009 (amounts in thousands):

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks[1]	$448,741	$—	$—	$448,741
Time Deposits	—	26,560	—	26,560
Money Market Mutual Funds	12,024	—	—	12,024
U.S. Treasury Obligations	—	479	—	479

Total Investments	460,765	27,039	—	487,804

Other Financial Instruments[2]	(111)	—	—	(111)

Institutional Value Portfolio
Common Stocks[1]	295,594	—	—	295,594
Corporate Bonds	—	405	—	405

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Institutional Value Portfolio (continued)
Asset Backed Securities	$—	$53	$—	$53
Collateralized Mortgage Obligations	—	240	—	240
Municipal Bonds	—	99	—	99
U.S. Government Agency Mortgages	—	28,459	—	28,459
U.S. Treasury Obligations	—	11,202	—	11,202
Yankee Dollars	—	1,243	—	1,243
Time Deposits	—	8,425	—	8,425
Money Market Mutual Funds	2,510	—	—	2,510
Put Options Purchased	—	2	—	2
Repurchase Agreements	—	7,900	—	7,900

Total Investments	298,104	58,028	—	356,132

Other Financial Instruments[2]	(585)	6	—	(579)

Growth Portfolio
Common Stocks[1]	776,220	—	—	776,220
Time Deposits	—	2,448	—	2,448
Money Market Mutual Funds	1,904	—	—	1,904
U.S. Treasury Obligations	—	392	—	392

Total Investments	778,124	2,840	—	780,964

Other Financial Instruments[2]	(66)	—	—	(66)

Institutional Growth Portfolio
Common Stocks[1]	434,630	—	—	434,630
Corporate Bonds	—	608	—	608
Asset Backed Securities	—	80	—	80
Collateralized Mortgage Obligations	—	396	—	396
Municipal Bonds	—	198	—	198
U.S. Government Agency Mortgages	—	43,689	—	43,689
U.S. Government Agency Securities	—	5,000	—	5,000
U.S. Treasury Obligations	—	15,329	—	15,329
Yankee Dollars	—	1,762	—	1,762
Time Deposits	—	2,431	—	2,431
Money Market Mutual Funds	2,346	—	—	2,346
Put Options Purchased	—	2	—	2
Repurchase Agreements	—	6,700	—	6,700

Total Investments	436,976	76,195	—	513,171

Other Financial Instruments[2]	(1,214)	5		(1,209)

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Cap Portfolio
Common Stocks[1]	$292,026	$—	$—	$292,026
Time Deposits	—	11,178	—	11,178
Mutual Funds	2,356	—	—	2,356

Total Investments	294,382	11,178	—	305,560

Institutional Small Cap Portfolio
Common Stocks[1]	191,417	—	—	191,417
Time Deposits	—	8,108	—	8,108
Mutual Funds	3,388	—	—	3,388

Total Investments	194,805	8,108	—	202,913

Real Estate Portfolio
Common Stocks[1]	31,441	—	—	31,441
Money Market Mutual Funds	1,558	—	—	1,558
U.S. Treasury Obligations	—	5,000	—	5,000

Total Investments	32,999	5,000	—	37,999

International Portfolio
Common Stocks[3]	148,430	1,456,357	—	1,604,787
Convertible Corporate Bonds	—	1,202	—	1,202
Time Deposits	—	90,728	—	90,728

Total Investments	148,413	1,548,304	—	1,696,717

Other Financial Instruments[2]	—	204	—	204

Fixed Income Portfolio
Collateralized Mortgage Obligations	—	71,681	—	71,681
U.S. Government Agency Mortgages	—	91,461	—	91,461
Convertible Corporate Bonds	—	6,645	—	6,645
Corporate Bonds	—	87,597	—	87,597
Asset Backed Securities	—	4,039	—	4,039
Taxable Municipal Bonds	—	11,249	—	11,249
U.S. Treasury Obligations	—	57,022	—	57,022
Yankee Dollars	—	8,687	—	8,687
Money Market Mutual Funds	17,284	—	—	17,284

Total Investments	17,284	338,381	—	355,665

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Fixed Income II Portfolio
U.S. Government Agency Mortgages	$—	$67,062	$—	$67,062
Collateralized Mortgage Obligations	—	44,819	—	44,819
Corporate Bonds	—	71,102	—	71,102
Asset Backed Securities	—	11,845	—	11,845
Foreign Bonds	—	7,792	—	7,792
U.S. Government Agency Securities	—	18,361	—	18,361
Municipal Bonds	—	877	—	877
Time Deposits	—	19,148	—	19,148
U.S. Treasury Obligations	—	41,438	—	41,438
Yankee Dollars	—	22,856	—	22,856

Total Investments	—	305,300	—	305,300

Other Financial Instruments[2]	212	110	—	322

Fixed Opportunity Portfolio
Corporate Bonds	—	244,151	—	244,151
Convertible Corporate Bonds	—	1,284	—	1,284
Time Deposits	—	13,930	—	13,930
Foreign Bonds	—	4,287	—	4,287
Common/Preferred Stocks and Rights	33	—	—	33
Yankee Dollars	—	13,552	—	13,552

Total Investments	33	277,204	—	277,237

Short-Term Municipal Portfolio
Municipal Bonds[4]	—	28,218	—	28,218
Money Market Mutual Funds	920	—	—	920

Total Investments	920	28,218	—	29,138

Intermediate Municipal Portfolio
Municipal Bonds[4]	—	462,209	—	462,209
Taxable Municipal Bonds[4]	—	16,025	—	16,025
Corporate Bonds	—	7,736	—	7,736
Time Deposits	—	1,605	—	1,605

Total Investments	—	487,575	—	487,575

[1]	Please see the Portfolio of Investments for industry classification.

[2]

Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, written options and currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

[3]

Please see the Portfolio of Investments for securities noted that did not use a systematic valuation model provided by an independent third party to fair value its international securities. Such securities are included as Level 1 in the table above.

[4]	Please see the Portfolio of Investments for State classification.

As of July 1, 2008, there were no Level 3 securities in the Portfolios.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

B.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio security transactions are reported on trade date. However, for daily net asset value determination, portfolio security transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized when known. Interest income, including amortization of premium and accretion of discount on investments is accrued daily, as earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Realized gains and losses from paydown transactions on mortgage and asset backed securities are reclassified as investment income or loss for financial reporting purposes.

For certain Portfolios, the Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/depreciation and realized gain/loss on investments as necessary once the issuers provide information about the actual composition of the distributions.

C.    Allocation of Expenses.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

D.    Dividends and Capital Gain Distributions to Shareholders.    The Fixed Income Portfolio, Fixed Income II Portfolio, Short-Term Municipal Portfolio and Intermediate Municipal Portfolio, declare and distribute dividends from net investment income on a monthly basis. The Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap Portfolio, Institutional Small Cap Portfolio, Real Estate Portfolio and Fixed Opportunity Portfolio declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis if there is any net investment income to distribute, otherwise there will not be a distribution. Net realized capital gains, if any, are declared and distributed at least annually for each Portfolio.

E.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. government securities.

F.    TBA Purchase Commitments.    Certain of the Portfolios may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. The risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

G.    Commission Recapture.    Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory fees. The expenses eligible to be paid will include, but will not be

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

limited to, administrative services fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2009, the following commissions were recaptured (amounts in thousands):

Value Portfolio	$272
Institutional Value Portfolio	80
Growth Portfolio	78
Institutional Growth Portfolio	32
Small Cap Portfolio	14
Institutional Small Cap Portfolio	14
International Portfolio	49

H.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)    value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)    purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

I.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, and options contracts.

Forward Currency Contracts — Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to credit risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forward currency contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2009, are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

Financial Futures Contracts — Certain of the Portfolios may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts as part of their investment strategies, to gain exposure to or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” are made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain/(loss) is recorded as “Net realized gains/(losses) from futures transactions” on the Statements of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the Trust’s custodian.

Options Contracts — Purchased Options Contracts — Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may purchase put options. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying security. The Portfolio pays a premium which is included in Investments, at value on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction.

Options Contracts — Written Options Contracts — Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from option transactions” on the Statements of Operations. When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security underlying the written option.

J.    Recently Issued Accounting Pronouncements — As required, effective with this annual report, the Trust has adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows.

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Notes to Financial Statements (continued) — June 30, 2009

Fair Value of Derivative Instruments, not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (“SFAS 133”), as of June 30, 2009 (amounts in thousands).

		Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Portfolio	Statements of Assets and Liabilities Location	Total Fair Value *	Statements of Assets and Liabilities Location	Total Fair Value *
Futures Contracts
Equity Exposure:	Value Portfolio Institutional Value Portfolio Growth Portfolio Institutional Growth Portfolio	Variation margin receivable on future contracts		Variation margin payable on future contracts	$111 585 66 1,214

Interest Rate Exposure:	Fixed Income II Portfolio		$263		51

Options Contracts
Equity Exposure:	Institutional Value Portfolio Institutional Growth Portfolio	Investments, at value	$2 2	Written Options, at fair value

Interest Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio Fixed Income II Portfolio				$5 7 295

Foreign Currency Contracts
Currency Exchange Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio International Portfolio Fixed Income II Portfolio	Unrealized appreciation on forward currency contracts	$34 49 437	Unrealized depreciation on forward currency contracts	$36 54 233 50

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For written options, the amounts represent the fair value of the investments. For purchased options, the amounts represent market value as reported in the Portfolio of Investments. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Portfolios of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Variation Margin on Futures Contracts.

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Notes to Financial Statements (continued) — June 30, 2009

The Effect of Derivative Instruments, not accounted for as hedging instruments under SFAS 133 on the Statements of Operations for the year ended June 30, 2009.

Primary Risk Exposure	Portfolio	Location of Gain/ (Loss) on Derivatives Recognized in Income	Net Realized Gain/(Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity Exposure:	Value Portfolio Institutional Value Portfolio Growth Portfolio Institutional Growth Portfolio	Net realized gains/(losses) from futures transactions, Change in unrealized appreciation/(depreciation) on futures	$(4,179) 5,288 (4,652) 8,689		$250 (585) 970 (1,214)

Interest Rate Exposure:	Fixed Income II Portfolio		1,515		167

Options Contracts
Equity Exposure:	Institutional Value Portfolio Institutional Growth Portfolio

Net realized gains/(losses)

from investment transactions, Net realized gains/(losses) from written options transactions, Change in unrealized appreciation/(depreciation) on investments, Change in unrealized appreciation/(depreciation) on written options

			$(1 (1	) )	$(3 (6	) )
Interest Rate Exposure:	Institutional Value Portfolio		—		1
	Fixed Income II Portfolio		168		209

Foreign Currency Contracts
Currency Exchange Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio Real Estate Portfolio International Portfolio Fixed Income II Portfolio	Net realized gains/(losses) on foreign currency transactions, Change in unrealized appreciation/(depreciation) on foreign currency translations	$(26) (38) (5) (1,604) 1,083		$(2) (5) — (997) (50)

The Portfolios have engaged in limited derivative activity. The notional amounts in the Portfolios of Investments are representative of typical volumes.

Also as required, the Trust has adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Portfolios were not impacted by the adoption of these standards.

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Notes to Financial Statements (continued) — June 30, 2009

K.    Use of Estimates.    Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

3.    TRANSFERS IN-KIND    During the fiscal year ended June 30, 2009, certain shareholders of the Value Portfolio, Growth Portfolio and Small Cap Portfolio redeemed their shares in-kind and purchased shares in-kind of the Institutional Value Portfolio, Institutional Growth Portfolio and Institutional Small Cap Portfolio, respectively. These transactions were conducted at market value. The in-kind transactions for the periods were as follows (amounts in thousands):

Portfolio	Transaction	Date	In-kind Amount	Realized Gain
Value Portfolio	Redemption In-kind	July 18, 2008	$370,370	$37,662
Growth Portfolio	Redemption In-kind	August 8, 2008	585,735	160,170
Small Cap Portfolio	Redemption In-kind	August 15, 2008	241,776	51,003
Institutional Value Portfolio	Subscription In-kind	July 18, 2008	370,370	N/A
Institutional Growth Portfolio	Subscription In-kind	August 8, 2008	585,735	N/A
Institutional Small Cap Portfolio	Subscription In-kind	August 15, 2008	241,776	N/A

Realized gains on redemptions in-kind are recognized for financial reporting purposes, but are not considered to be realized for federal income tax purposes.

4.    LOANS OF PORTFOLIO SECURITIES.    Effective April 16, 2008, the Portfolios stopped their lending of securities. Accordingly, as of June 30, 2009, the Portfolios had no securities on loan. The Portfolios are, however, permitted to loan securities within certain limits. In the event that securities lending is resumed, each Portfolio will limit its lending activity to 33 1/3% of its total assets. State Street Bank and Trust Company (“SSB”), as lending agent for the Trust, will maintain collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. government obligations, to secure the return of the loaned securities. The initial value of loan collateral will not be less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. SSB, in accordance with SSB’s reasonable and customary practices, will mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and the loaned securities at the close of business employing the most recently available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement. According to the terms of the lending agreement, each Portfolio retains 70% of the income generated from the lending of its securities. All such investments are made at the risk of the Portfolios and, as such, the Portfolios are liable for investment losses.

5.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average net assets of that portion of the portfolio managed.

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Notes to Financial Statements (continued) — June 30, 2009

For the year ended June 30, 2009, the Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
SSgA Funds Management, Inc.*	$71	0.04%
Institutional Capital, LLC	867	0.35%
JS Asset Management, LLC	70	0.40%	(a)
AllianceBernstein L.P.	314	0.37%	(b)

	$1,322	0.25%

For the period ended June 30, 2009, the Institutional Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
SSgA Funds Management, Inc.*	$43	0.04%
Institutional Capital, LLC	460	0.35%
JS Asset Management, LLC	26	0.40%	(a)
AllianceBernstein L.P.	249	0.37%	(b)
Pacific Investment Management Company LLC	33	0.25%	(c)

	$811	0.25%

For the year ended June 30, 2009, the Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Jennison Associates LLC	$871	0.26%	(d)
SSgA Funds Management, Inc.*	107	0.04%
Sustainable Growth Advisers	1,100	0.35%

	$2,078	0.23%

For the period ended June 30, 2009, the Institutional Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Jennison Associates LLC	$410	0.26%	(d)
SSgA Funds Management, Inc.*	43	0.04%
Sustainable Growth Advisers	597	0.35%
Pacific Investment Management Company LLC	48	0.25%	(c)

	$1,098	0.24%

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Notes to Financial Statements (continued) — June 30, 2009

For the year ended June 30, 2009, the Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Frontier Capital Management Company, LLC	$400	0.45%
Geewax & Partners, LLC	185	0.30%
Sterling Johnston Capital Management, L.P.	449	0.75%
IronBridge Capital Management LP	894	0.95%
Mellon Capital Management Corporation (formerly known as Franklin Portfolio Associates LLC)	153	0.30%

	$2,081	0.59%

For the period ended June 30, 2009, the Institutional Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Frontier Capital Management Company, LLC	$148	0.45%
Geewax & Partners, LLC	88	0.30%
Sterling Johnston Capital Management, L.P.	206	0.75%
IronBridge Capital Management LP	413	0.95%
Mellon Capital Management Corporation (formerly known as Franklin Portfolio Associates LLC)	73	0.30%

	$928	0.58%

For the period ended June 30, 2009, the Real Estate Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (in thousands)	Fee
Wellington Management Company, LLP	$23	0.75%	(e)

For the year ended June 30, 2009, the International Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Artisan Partners Limited Partnership	$1,734	0.47%	(f)
Capital Guardian Trust Company.	2,475	0.37%	(g)
Causeway Capital Management LLC	1,608	0.45%

	$5,817	0.42%

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Notes to Financial Statements (continued) — June 30, 2009

For the year ended June 30, 2009, the Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (in thousands)	Fee
Aberdeen Asset Management, Inc.	$602	0.20%	(h)

For the year ended June 30, 2009, the Fixed Income II Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (in thousands)	Fee
BlackRock Financial Management, Inc.	$612	0.21%	(i)

For the year ended June 30, 2009, the Fixed Opportunity Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (in thousands)	Fee
Seix Investment Advisors LLC	$797	0.44%	(j)

For the year ended June 30, 2009, the Short-Term Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (in thousands)	Fee
Breckinridge Capital Advisors, Inc.	$38	0.125%

For the year ended June 30, 2009, the Intermediate Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (in thousands)	Fee
Schroder Investment Management North America Inc.	$482	0.20%	(k)
Standish Mellon Asset Management Company LLC	557	0.20%	(l)

	$1,039	0.20%

*	SSgA Funds Management, Inc. is an affiliate of SSB, the custodian to the Trust.

(a)	JS Asset Management, LLC acted as a Specialist Manager of the Value Portfolio and Institutional Value Portfolio through December 12, 2008.

(b)

AllianceBernstein L.P. became a Specialist Manager of the Value Portfolio and Institutional Value Portfolio on December 24, 2008. AllianceBernstein L.P. receives a fee, which fee shall be payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined hereafter). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. “Combined Assets” shall mean the sum of: the average net assets of the Value Portfolio managed by

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Notes to Financial Statements (continued) — June 30, 2009

AllianceBernstein L.P.; the average net assets of the Institutional Value Portfolio managed by AllianceBernstein L.P.; and assets invested in the same investment strategy as the Portfolio that are managed by AllianceBernstein L.P. under Hirtle Callaghan’s unified managed account program.

(c)	Pacific Investment Management Company LLC (“PIMCO”) became a Specialist Manager of the Institutional Value Portfolio and Institutional Growth Portfolio on April 22, 2009.

(d)	Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average net assets of that portion of the Growth Portfolio and Institutional Growth Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million; and

— 0.20% on the balance

(e)	Wellington Management Company, LLP (“Wellington”) receives a fee, which fee shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets. Wellington began serving as the Specialist Manager to the Portfolio on May 21, 2009 when the Portfolio commenced operations.

“Combined Assets” shall mean the sum of: the average net assets of the Real Estate Portfolio; and assets invested in the same investment strategy as the Portfolio that are managed by Wellington under Hirtle Callaghan’s unified managed account program.

(f)	Artisan Partners Limited Partnership’s fee shall be at the annual rate of 0.47% of the average daily net assets of the Portfolio, so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio at the following annual rates:

— 0.80% on assets up to $50 million;

— 0.60% on assets from $50 million to $100 million; and

— 0.70% on assets in excess of $100 million

“Combined Assets” shall mean the sum of: the average net assets of the International Portfolio managed by Artisan Partners Limited Partnership and the average net assets of the Institutional International Equity Portfolio managed by Artisan Partners Limited Partnership (Shares of the Institutional International Equity Portfolio were not offered as of June 30, 2009).

(g)	Capital Guardian Trust Company receives a fee, which shall be payable quarterly in arrears in accordance at the following annual rates. The minimum Annual Fee (based upon an account size of $50 million) is $312,500.

— 0.70% on the first $25 million;

— 0.55% on the next $25 million;

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Notes to Financial Statements (continued) — June 30, 2009

— 0.425% on the next $200 million; and

— 0.375% on the balance

When the total aggregated fees exceed $3 million, before discounts (as set forth below), fee break points are to be eliminated and the Portfolio will pay its fee at an annual rate of 0.375% on all assets in the Portfolio managed by Capital Guardian Trust Company.

The following fee discounts will be applied based upon the total annualized aggregate fees, which include fees from separate accounts, pooled investments vehicles, and funds with internally charged fees managed by Capital Group companies. The resulting discount percentage will be applied to each account’s fees (excluding fees related to investments in funds with internally charged fees):

— 5% discount on fees from $1.25 million to $4 million;

— 7.5% discount on fees from $4 million to $8 million;

— 10% discount on fees from $8 million to $12 million; and

— 12.5% discount on fees over $12 million

(h)	During the year, Aberdeen Asset Management, Inc. voluntarily waived and reimbursed a portion of its fees as disclosed on the Statement of Operations.

(i)	BlackRock Financial Management, Inc.’s fee is computed in accordance with a tiered fee of 0.25% of the average daily net assets on the first $100 million, 0.20% of such assets between $100 million and $200 million, and 0.175% of such assets over $200 million.

(j)	Seix Investment Advisors LLC (“Seix”) receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. The maximum fee payable is 0.50%. The Agreement also provides that, to the extent assets of other clients of Hirtle Callaghan (“Related Accounts”) are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.

(k)	Schroder Investment Management North America Inc. acted as Specialist Manager of the Portfolio through December 5, 2008.

(l)	Standish Mellon Asset Management Company LLC (“Standish”) became Specialist Manager of the Portfolio on December 5, 2008.

Pursuant to a discretionary investment advisory agreement between the Trust and Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”, formerly known as Hirtle, Callaghan & Co., Inc.), Hirtle Callaghan is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average net assets per Portfolio. The fees that Hirtle Callaghan receives are listed as Management fees on the Statements of Operations. Hirtle Callaghan makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust’s principal office, and monitors the performance of various investment management organizations, including the Specialist Managers. The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio.

Citi Fund Services Ohio, Inc. (“Citi”) is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. Citi receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee (“Omnibus Fee”) based

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Notes to Financial Statements (continued) — June 30, 2009

on a percentage of each Portfolio’s average net assets. These amounts are disclosed as Administrative service fees on the Statements of Operations. Citi voluntarily waived certain fees for the year ended June 30, 2009 which are disclosed as Administrative services fees waived on the Statements of Operations. The Omnibus Fee is accrued daily and payable on a monthly basis at an annual rate of fifty-four one-thousandths of one percent (.054%) of the Trust’s Portfolios’ average daily net assets up to $6 billion; and five one-thousandths of one percent (.005%) of the Trust’s Portfolios’ average daily net assets in excess of $6 billion. As such, the Trust paid an aggregate amount of $2,447,000 net of waivers, to Citi for the year ended June 30, 2009.

On April 1, 2009, Unified Financial Securities, Inc. (“Unified”) began serving as the Trust’s principal underwriter. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement with the Trust. The offices of the principal underwriter are located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Prior to April 1, 2009, Foreside Fund Services LLC (“Foreside”) served as the Trust’s principal underwriter. During the time it provided principal underwriting services to the Trust and its Portfolios, Foreside received an annual fee of $15,000 pursuant to Foreside’s agreement with the Trust.

On January 1, 2009, Alaric Compliance Services, LLC. began providing an employee to serve as the Trust’s CCO. For these services, Alaric is compensated $95,000 per year.

Prior to January 1, 2009, Foreside provided an employee to serve as the Trust’s CCO. For these services, Foreside was compensated $117,500 per year. During the period Foreside waived a portion of their fee as shown on the Statements of Operations.

6.    PURCHASE AND SALE TRANSACTIONS.    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2009, were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio*	$734,265	$744,606
Institutional Value Portfolio	562,532	430,417
Growth Portfolio*	683,053	786,152
Institutional Growth Portfolio	450,697	335,337
Small Cap Portfolio*	365,650	354,195
Institutional Small Cap Portfolio	171,442	131,277
Real Estate Portfolio	32,456	1,107
International Portfolio	1,433,158	954,313
Fixed Income Portfolio	1,058,595	971,513
Fixed Income II Portfolio	630,173	616,181
Fixed Opportunity Portfolio	306,496	171,726
Short-Term Municipal Portfolio	5,648	9,750
Intermediate Municipal Portfolio	120,606	174,733

*	Excludes sales due to the redemptions in-kind.

The aggregate purchases and sales of long-term U.S. government securities for the period ended June 30, 2009, were as follows (amounts in thousands):

	Purchases	Sales
Institutional Value Portfolio	$81,671	$19,770
Institutional Growth Portfolio	120,114	29,459
Fixed Income Portfolio	820,563	780,493
Fixed Income II Portfolio	540,733	542,131

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Notes to Financial Statements (continued) — June 30, 2009

7.    WRITTEN OPTIONS.    The Institutional Value Portfolio, Institutional Growth Portfolio and Fixed Income II Portfolio had the following transactions in written call and put options during the year ended June 30, 2009:

Institutional Value Portfolio	Number of Contracts	Premiums Received (in thousands)
Options outstanding at July 18, 2008	—	$—
Options written	(11)	(13)
Options expired	—	—
Options closed	—	—

Options outstanding at June 30, 2009	(11)	$(13)

Institutional Growth Portfolio	Number of Contracts	Premiums Received (in thousands)
Options outstanding at August 8, 2008	—	$—
Options written	(15)	(17)
Options expired	—	—
Options closed	—	—

Options outstanding at June 30, 2009	(15)	$(17)

Fixed Income II Portfolio	Number of Contracts	Premiums Received (in thousands)
Options outstanding at June 30, 2008	(209)	$(178)
Options written	(426)	(454)
Options expired	146	113
Options closed	63	64

Options outstanding at June 30, 2009	(426)	$(455)

8.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax

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Notes to Financial Statements (continued) — June 30, 2009

refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The determination has been made that there are not any uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

A.    Unrealized Appreciation/(Depreciation) (amounts in thousands):

Portfolio	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$556,642	$27,148	$(95,986)	$(68,838)
Institutional Value Portfolio	378,627	17,721	(40,216)	(22,495)
Growth Portfolio	776,901	84,347	(80,284)	4,063
Institutional Growth Portfolio	568,937	20,169	(75,935)	(55,766)
Small Cap Portfolio	335,735	36,907	(67,082)	(30,175)
Institutional Small Cap Portfolio	234,283	13,673	(45,043)	(31,370)
Real Estate Portfolio	37,949	598	(548)	50
International Portfolio	1,790,543	134,228	(228,054)	(93,826)
Fixed Income Portfolio	367,198	9,712	(21,245)	(11,533)
Fixed Income II Portfolio	312,916	5,883	(13,499)	(7,616)
Fixed Opportunity Portfolio	276,364	7,882	(7,009)	873
Short-Term Municipal Portfolio	28,406	8	(740)	732
Intermediate Municipal Portfolio	521,380	5,201	(39,006)	(33,805)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the difference on investments in passive foreign investment companies, and amortization/accretion.

B.    Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2009 and 2008 were as follows (amounts in thousands):

	Distributions Paid From:		Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
2009	Ordinary Income	Net Long Term Gains
Value Portfolio	$14,883	$5,968	$20,851	$—	$—	$20,851
Institutional Value Portfolio	8,918	—	8,918	—	—	8,918
Growth Portfolio	9,209	—	9,209	—	—	9,209
Institutional Growth Portfolio	4,848	—	4,848	—	—	4,848
Small Cap Portfolio	1,609	—	1,609	306	—	1,915
Institutional Small Cap Portfolio	1,037	—	1,037	22	—	1,059
Real Estate Portfolio	31	—	31	—	—	31
International Portfolio	28,580	53,940	82,520	890	—	83,410
Fixed Income Portfolio	16,401	—	16,401	—	—	16,401
Fixed Income II Portfolio	15,828	—	15,828	—	—	15,828
Fixed Opportunity Portfolio	15,215	—	15,215	—	—	15,215
Short-Term Municipal Portfolio	11	27	38	—	949	987
Intermediate Municipal Portfolio	2,620	—	2,620	—	19,930	22,550

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

	Distributions Paid From:		Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
2008	Ordinary Income	Net Long Term Gains
Value Portfolio	$45,740	$87,034	$132,774	$—	$132,774
Growth Portfolio	17,269	—	17,269	—	17,269
Small Cap Portfolio	25,444	44,246	69,690	—	69,690
International Portfolio	50,070	181,059	231,129	—	231,129
Fixed Income Portfolio	14,196	—	14,196	—	14,196
Fixed Income II Portfolio	14,325	—	14,325	—	14,325
Fixed Opportunity Portfolio	12,666	—	12,666	—	12,666
Short-Term Municipal Portfolio	1	—	1	1,131	1,132
Intermediate Municipal Portfolio	3,275	—	3,275	21,343	24,618

*	Total distributions paid may differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid. Certain Portfolios utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Amounts designated as “—” are $0 or have been rounded to $0.

C.    Components of Accumulated Earnings

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	$8	$—	$8	$—	$(294,376)	$(68,838)	$(363,206)
Institutional Value Portfolio	723	—	723	—	(111,557)	(22,491)	(133,325)
Growth Portfolio	181	—	181	—	(162,973)	4,063	(158,729)
Institutional Growth Portfolio	1,354	—	1,354	—	(96,276)	(55,760)	(150,682)
Small Cap Portfolio	—	—	—	—	(62,119)	(30,175)	(92,294)
Institutional Small Cap Portfolio	—	—	—	—	(48,830)	(31,370)	(80,200)
Real Estate Portfolio	77	44	121	—	—	50	171
International Portfolio	—	—	—	—	(328,207)	(93,574)	(421,781)
Fixed Income Portfolio	1,360	—	1,360	(1,361)	(43,157)	(11,533)	(54,691)
Fixed Income II Portfolio	723	—	723	(876)	(7,851)	(7,573)	(15,577)
Fixed Opportunity Portfolio	1,044	—	1,044	—	(57,700)	873	(55,783)
Short-Term Municipal Portfolio	82	88	170	(67)	—	732	835
Intermediate Municipal Portfolio	1,984	—	1,984	(1,574)	(13,465)	(33,805)	(46,860)

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

D.    Capital Loss Carryforwards

As of June 30, 2009, the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Code:

	Amount (in thousands)	Expires
Value Portfolio	$80,388	2017
Institutional Value Portfolio	13,504	2017
Growth Portfolio	45,682	2011
Growth Portfolio	5,749	2012
Growth Portfolio	111,541	2017
Institutional Growth Portfolio	11,196	2017
Small Cap Portfolio	42,991	2011
Institutional Small Cap Portfolio	6,493	2017
International Portfolio	87,405	2017
Fixed Income Portfolio	2,369	2015
Fixed Income Portfolio	4,445	2017
Fixed Income II Portfolio	3,250	2015
Fixed Opportunity Portfolio	12,386	2011
Fixed Opportunity Portfolio	15,625	2012
Fixed Opportunity Portfolio	515	2015
Fixed Opportunity Portfolio	1,612	2016
Fixed Opportunity Portfolio	12,905	2017
Intermediate Municipal Portfolio	432	2013
Intermediate Municipal Portfolio	423	2014
Intermediate Municipal Portfolio	645	2015
Intermediate Municipal Portfolio	256	2016
Intermediate Municipal Portfolio	1,901	2017

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the fiscal year ended June 30, 2009, the Fixed Income II Portfolio utilized $164 of net capital loss carryforwards.

E.    Post October Losses

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Value Portfolio, Institutional Value Portfolio, Institutional Growth Portfolio, Small Cap Portfolio, Institutional Small Cap Portfolio, International Portfolio, Fixed Income Portfolio, Fixed Income II Portfolio, Fixed Opportunity Portfolio and the Intermediate Municipal Portfolio had deferred post October capital and currency losses of $213,987, $98,053, $85,080, $19,128, $42,337, $240,801, $36,343, $4,600, $14,657 and $9,808, respectively.

9.    RISK CONSIDERATIONS.

Market Risk — Each Portfolio bears a basic risk like all mutual funds. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issue may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2009

10.    SUBSEQUENT EVENTS.    The Trust has evaluated subsequent events through August 21, 2009, which is the date these financial statements were issued.

At a special meeting of the Board, held on July 28, 2009, the Board approved new forms of agreement between the Trust and certain investment advisory organizations (“Proposed Specialist Managers”) for the Small Cap Portfolio and Institutional Small Cap Portfolio (the “Portfolios”). New agreements have been proposed between the Trust and each of: Pzena Investment Management, LLC and SSgA Funds Management, Inc. with respect to these Portfolios (each a “New Agreement”). The New Agreements for each Portfolio are subject to approval by shareholders at a joint meeting of shareholders of each Portfolio to be held on August 27, 2009. Assuming shareholder approval is obtained, the appointments will become effective as soon as is reasonably practicable following the meeting. The New Agreements for each Portfolio will not become effective unless each is approved by the shareholders of the respective Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

The Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Equity Portfolio, Institutional Value Equity Portfolio, Growth Equity Portfolio, Institutional Growth Equity Portfolio, Small Capitalization Equity Portfolio, Institutional Small Capitalization Equity Portfolio, Real Estate Securities Portfolio, International Equity Portfolio, Fixed Income Portfolio, Fixed Income II Portfolio, Fixed Income Opportunity Portfolio, Short-Term Municipal Bond Portfolio and Intermediate Term Municipal Bond Portfolio (thirteen portfolios constituting The Hirtle Callaghan Trust, hereafter referred to as the “Trust”) at June 30, 2009, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio

August 21, 2009

THE HIRTLE CALLAGHAN TRUST

Additional Information — June 30, 2009 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies related to portfolio securities during the year ended June 30, 2009, is available without charge, upon request, by calling 800-242-9596 and on the SEC’s website at http://www.sec.gov on or about August 31, 2009.

2.    SHAREHOLDER VOTES.    During the fiscal year ended June 30, 2009, the following actions were taken by the shareholders of certain of the Portfolios.

SPECIAL MEETING OF THE SHAREHOLDERS

A special meeting of shareholders of the Intermediate Municipal Portfolio was held on February 6, 2009. At the February 6, 2009 meeting, shareholders voted and approved a new portfolio management agreement between the Trust and Standish Mellon Asset Management Company LLC. The results of the February 6, 2009 meeting are presented below:

1. Approval of a portfolio management agreement between the Trust, on behalf of the Intermediate Municipal Portfolio, and Standish Mellon Asset Management Company LLC.

	Shares Voted	% of the Outstanding Shares of the Portfolio	% of Votes in Favor
Affirmative:	55,239,784	99.91%	100.00%
Against:	0	0.00%	0.00%
Abstain:	0	0.00%	0.00%

Total:	55,239,784	99.91%	100.00%

3.    EXPENSE EXAMPLE.    As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The table below provides information about hypothetical account values and hypothetical expenses based on each Hirtle Callaghan Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

		Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During Period[2]	Annualized Expense Ratio
Value Portfolio	Actual	$1,000	$1,003	$2.04	0.41%
	Hypothetical[1]	$1,000	$1,023	$2.06	0.41%
Institutional Value Portfolio	Actual	$1,000	$998	$1.98	0.40%
	Hypothetical[1]	$1,000	$1,023	$2.01	0.40%
Growth Portfolio	Actual	$1,000	$1,141	$2.44	0.46%
	Hypothetical[1]	$1,000	$1,023	$2.31	0.46%
Institutional Growth Portfolio	Actual	$1,000	$1,138	$2.17	0.41%
	Hypothetical[1]	$1,000	$1,023	$2.06	0.41%
Small Cap Portfolio	Actual	$1,000	$1,062	$4.19	0.82%
	Hypothetical[1]	$1,000	$1,021	$4.12	0.82%
Institutional Small Cap Portfolio	Actual	$1,000	$1,052	$3.87	0.76%
	Hypothetical[1]	$1,000	$1,021	$3.82	0.76%
Real Estate Portfolio[3]	Actual	$1,000	$1,009	$1.17	1.04%
	Hypothetical[1]	$1,000	$1,000	$5.17	1.04%
International Portfolio	Actual	$1,000	$1,057	$3.32	0.65%
	Hypothetical[1]	$1,000	$1,022	$3.26	0.65%
Fixed Income Portfolio	Actual	$1,000	$1,061	$1.94	0.38%
	Hypothetical[1]	$1,000	$1,023	$1.91	0.38%
Fixed Income II Portfolio	Actual	$1,000	$1,041	$2.18	0.43%
	Hypothetical[1]	$1,000	$1,023	$2.16	0.43%
Fixed Opportunity Portfolio	Actual	$1,000	$1,187	$3.36	0.62%
	Hypothetical[1]	$1,000	$1,022	$3.11	0.62%
Short-Term Municipal Portfolio	Actual	$1,000	$1,019	$1.95	0.39%
	Hypothetical[1]	$1,000	$1,023	$1.96	0.39%
Intermediate Municipal Portfolio	Actual	$1,000	$1,044	$1.93	0.38%
	Hypothetical[1]	$1,000	$1,023	$1.91	0.38%

[1]	Represents the hypothetical 5% annual return before expenses.
[2]	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
[3]

Information shown reflects values using expense ratios from May 21, 2009 (date of commencement of operations) to June 30, 2009. Actual expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 41/365 (to reflect the period of operations).

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction.    For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2009, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	99.97%
Institutional Value Portfolio	99.69%
Growth Portfolio	100.00%
Institutional Growth Portfolio	96.44%
Small Cap Portfolio	100.00%
Institutional Small Cap Portfolio	100.00%

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

B.    Foreign Tax Pass through Credit.    The International Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2009. These shareholders will receive more detailed information along with their 2009 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2009, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.20	$0.02

C.    Qualified Dividends.    For the fiscal year ended June 30, 2009, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Portfolio	Dividends Paid (in thousands)
Value Portfolio	$14,849
Institutional Value Portfolio	8,462
Growth Portfolio	9,209
Institutional Growth Portfolio	4,668
Small Cap Portfolio	1,609
Institutional Small Cap Portfolio	1,037
International Portfolio	32,913

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

D.    Qualified Interest Income.    For the fiscal year ended June 30, 2009, the following dividends paid by the Portfolios were designated as Qualified Interest Income as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Portfolio	Amount (in thousands)
Value Portfolio	$157
Institutional Value Portfolio	255
Growth Portfolio	149
Institutional Growth Portfolio	290
Small Cap Portfolio	45
Institutional Small Cap Portfolio	37
Real Estate Portfolio	1
International Portfolio	277
Fixed Income Portfolio	16,401
Fixed Income II Portfolio	14,350
Fixed Income Opportunity Portfolio	15,091
Short-Term Municipal Portfolio	927
Intermediate Municipal Portfolio	22,174

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

E.    Long Term Capital Gains.    The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (in thousands)
Value Portfolio	$5,968
International Portfolio	53,940

F.    Tax Exempt Distributions.    The Portfolios declared and paid tax exempt distributions for the fiscal year ended June 30, 2009, as follows:

Portfolio	Amount (in thousands)
Short-Term Municipal Portfolio	$949
Intermediate Municipal Portfolio	19,930

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	12.2%
Consumer Staples	8.3%
Energy	17.0%
Financials	20.2%
Healthcare	13.9%
Industrials	7.6%
Information Technology	8.7%
Materials	3.5%
Telecommunication Services	5.5%
Utilities	3.1%

Total	100.0%

Institutional Value Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	12.2%
Consumer Staples	8.3%
Energy	17.0%
Financials	20.2%
Healthcare	13.9%
Industrials	7.6%
Information Technology	8.7%
Materials	3.5%
Telecommunication Services	5.5%
Utilities	3.1%

Total	100.0%

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	12.3%
Consumer Staples	13.0%
Energy	6.9%
Financials	6.4%
Healthcare	19.3%
Industrials	4.2%
Information Technology	34.0%
Materials	3.5%
Telecommunication Services	0.1%
Utilities	0.3%

Total	100.0%

Institutional Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	12.3%
Consumer Staples	13.0%
Energy	6.9%
Financials	6.4%
Healthcare	19.3%
Industrials	4.2%
Information Technology	34.0%
Materials	3.5%
Telecommunication Services	0.1%
Utilities	0.3%

Total	100.0%

Small Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.2%
Consumer Staples	2.3%
Energy	6.3%
Financials	14.9%
Healthcare	16.4%
Industrials	18.4%
Information Technology	22.7%
Materials	6.0%
Telecommunication Services	1.4%
Utilities	2.4%

Total	100.0%

Institutional Small Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.2%
Consumer Staples	2.3%
Energy	6.3%
Financials	14.9%
Healthcare	16.4%
Industrials	18.4%
Information Technology	22.7%
Materials	6.0%
Telecommunication Services	1.4%
Utilities	2.4%

Total	100.0%

Real Estate Portfolio

Security Allocation	Percentage of Value
Diversified	17.8%
Lodging	6.8%
Multifamily	15.7%
Office	12.2%
Retail – Malls	9.4%
Retail – Shopping Centers	18.6%
Self-Storage Facilities	5.3%
Specialty Finance	1.6%
Warehouse/Logistics	8.5%
Other	4.1%

Total	100.0%

International Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	6.0%
Consumer Staples	13.0%
Energy	9.3%
Financials	19.0%
Healthcare	6.8%
Industrials	10.5%
Information Technology	9.9%
Materials	10.9%
Telecommunication Services	11.3%
Utilities	3.3%

Total	100.0%

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

Fixed Income Portfolio

Security Allocation	Percentage of Value
U.S. Treasury	16.6%
Agency	0.4%
Mortgages	47.9%
Corporates	30.0%
Taxable Municipal	3.3%
Asset-Backed Securities	1.2%
Cash/Other	0.6%

Total	100.0%

Fixed Income II Portfolio

Security Allocation	Percentage of Value
U.S. Treasury	14.1%
Agency	10.6%
Mortgages	38.0%
Corporates	28.8%
Taxable Municipal	1.6%
Asset-Backed Securities	4.0%
Cash/Other	2.9%

Total	100.0%

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Automotive	1.4%
Cable System Operators	8.1%
Chemicals	2.1%
Defense Technology	0.2%
Diversified Capital Goods	1.5%
Electronics	2.4%
Energy	12.0%
Environmental	2.4%
Finance	8.1%
Food & Staples Retailing	3.6%
Health Care & Life Sciences	8.5%
Media	1.3%
Natural Resources	5.4%
Paper & Forest Products	2.9%
Publishing, Advertising & Entertainment	6.4%
Support Services	2.8%

Fixed Opportunity Portfolio (continued)

Security Allocation	Percentage of Value
Telecommunications Equipment	9.0%
Power Generation	12.2%
Cash/Other	9.7%

Total	100.0%

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
Alabama	7.2%
Arizona	3.5%
California	2.7%
Florida	10.8%
Idaho	2.7%
Illinois	15.1%
Indiana	6.7%
Iowa	4.3%
Massachusetts	6.7%
Michigan	6.7%
Nevada	3.6%
New York	3.7%
Ohio	3.6%
Tennessee	3.6%
Texas	2.8%
Utah	3.7%
Washington	8.3%
Other	4.3%

Total	100.0%

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
Alabama	1.4%
Alaska	0.1%
Arizona	3.3%
Arkansas	1.2%
California	10.3%
Colorado	2.3%
Connecticut	0.5%
Delaware	1.9%
District of Columbia	1.0%
Florida	7.1%
Georgia	1.4%

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

Intermediate Municipal Portfolio (continued)

Security Allocation	Percentage of Value
Hawaii	0.2%
Idaho	1.5%
Illinois	6.0%
Indiana	2.8%
Iowa	1.0%
Kentucky	1.0%
Louisiana	2.8%
Maryland	0.4%
Massachusetts	1.5%
Michigan	2.4%
Minnesota	0.1%
Mississippi	0.4%
Missouri	3.0%
Montana	0.3%
Nebraska	0.7%
Nevada	0.1%
New Hampshire	0.1%
New Jersey	3.4%

Security Allocation	Percentage of Value
New York	3.7%
North Carolina	0.5%
North Dakota	0.6%
Ohio	4.1%
Oklahoma	0.4%
Pennsylvania	14.5%
Puerto Rico	3.0%
Rhode Island	0.1%
South Carolina	1.6%
South Dakota	0.1%
Tennessee	0.5%
Texas	5.3%
Utah	1.3%
Virginia	0.5%
Washington	2.0%
West Virginia	0.6%
Wisconsin	0.8%
Other	2.2%

Total	100.0%

7.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

During the six-month period covered by this report, the Trust’s Board (i) approved the continuation of the Investment Advisory Agreement (“Hirtle Callaghan Contract”) between the Trust and Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”) relating to nine portfolios of the Trust;1 and (ii) approved the continuation of portfolio management agreements with ten of the Trust’s Specialist Managers;2

In connection with its review of the nature and quality of the services provided by Hirtle Callaghan, the Board considered Hirtle Callaghan’s role in the selection and monitoring of the Specialist Managers and its commitment to the Trust, as evidenced by its success in controlling the Trust’s costs. The Board also considered the service of officers and directors of Hirtle Callaghan as the Trust’s chief executive and chief financial officers, the investment performance of the Trust’s several portfolios relative to their respective benchmarks and the Trust’s function as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies for its clients. The Board concluded that: the overall investment results achieved by the Portfolios reflect appropriate manager selection by Hirtle Callaghan; the overall quality of the services provided by Hirtle Callaghan was consistent with the expectations of the Trust’s shareholders; and continuation of the Hirtle Callaghan Contract was merited. In reviewing the advisory fee payable under the Hirtle Callaghan Contract and concluding that such fee schedule is reasonable, the Board was informed with respect to: advisory fees paid by a peer group, the structure of Hirtle Callaghan’s fee schedule (including breakpoints applicable to the value of client assets invested in the Trust) and the firm’s overall revenues and financial position.

[1]

The Investment Advisory Agreement reviewed by the Board during the six-month period related to the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Short-Term Municipal Bond, Intermediate-Term Municipal Bond, Fixed Income, Fixed Income II and Fixed Income Opportunity Portfolios.

[2]

Specialist Manager Contracts reviewed for continuation by the Board during the period include portfolio management agreements with each of: Institutional Capital, LLC (The Value Equity Portfolio); Jennison Associates, LLC (The Growth Equity Portfolio); Sustainable Growth Advisers (The Growth Equity Portfolio); SSgA Funds Management, Inc. (The Value and Growth Equity Portfolios); Frontier Capital Management Company, LLC (The Small Capitalization Equity Portfolio); Causeway Capital Management, LLC (The International Equity Portfolio); Breckinridge Capital Advisors, Inc. (The Short-Term Municipal Bond Portfolio); Aberdeen Asset Management, Inc. (The Fixed Income Portfolio); Seix Investment Advisors, (LLC The Fixed Income Opportunity Portfolio); and BlackRock Advisors, Inc. (The Fixed Income II Portfolio).

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

In approving the Specialist Manager portfolio management arrangements referenced above, the Board concluded that the terms and conditions of the relevant agreements (collectively, the “Manager Contracts”) were in the best interests of the Trust and consistent with the expectations of the Trust’s shareholders based on the specific circumstances of the Trust and its Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients; that shares of the Trust are generally available only to such clients; and that Hirtle Callaghan recommended that the Manager Contracts be approved by the Board. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of similar funds managed by other investment advisers (“peer funds”). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer funds, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Trust.

In approving the continuation of these portfolio management agreements, the Board had before it information to the effect that the Specialist Managers are responsible only for day-to-day investment decisions, do not participate in the administration or distribution of shares of the Portfolios and receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios. The Board reviewed the services provided by the Specialist Managers, their relative performance, the experience of their investment personnel, their adherence to stated investment methodologies and related factors. In concluding that continuation of the respective agreements was appropriate, the Board did not rely upon any single factor, but balanced all of the relevant factors, including the nature and quality of the Specialist Managers’ services, comparative fund performance, comparative fund fee structures and economies of scale while giving considerable weight to Hirtle Callaghan’s recommendations and its views with respect to: (i) the success and future ability of the respective Portfolios to capture the desired asset class for that firm’s clients; and (ii) in the case of multi-manager Portfolios, the contribution of each Specialist Manager to this endeavor. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was fair and reasonable and in the best interest of shareholders.

The Board also determined that the rate at which each of the Specialist Managers that serve these Portfolios is compensated for its services is reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of the Specialist Managers in providing services to the Portfolios, the profitability of such managers and/or fees charged by such managers to other institutional clients. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan, including, in several cases, negotiated fee reductions, waivers and scheduled breakpoints designed to recognize economies of scale in appropriate cases.

THE HIRTLE CALLAGHAN TRUST

Additional Information (continued) — June 30, 2009 (Unaudited)

Trustees and Officers of The Hirtle Callaghan Trust

GOVERNANCE.    The Trust’s Board of Trustees (“Board”) currently consists of seven members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board members are senior officers of Hirtle Callaghan and are thus considered “interested persons” of the Trust for purposes of the Investment Company Act. These Board members are referred to as “Affiliated Trustees.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

Officers and Affiliated Trustees.    The Table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its executive officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 62	Trustee and President	Indefinite; Since 7/20/95	Mr. Callaghan is retired. Prior to December 31, 2007 he was a Principal of Hirtle Callaghan Holdings, Inc. He continues to serve on that company’s Board of Directors	15	None

Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 47	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	Mr. Zion is the Chief Operating Officer, Vice President, Secretary and Treasurer of Hirtle Callaghan Holdings, Inc. He has been with that company for more than the past five years.	15	None

*	Mr. Callaghan may be deemed to be an “interested person,” as defined by the Investment Company Act, because he is a member of the Board of Directors of Hirtle Callaghan, the overall investment adviser to the Trust and Mr. Zion may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with Hirtle Callaghan.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

THE HIRTLE CALLAGHAN TRUST

Additional Information (concluded) — June 30, 2009 (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Joseph D. McDermott Alaric Compliance Services, LLC 800 Third Avenue, 11th Floor, New York, NY 10022 Age: 39	Chief Compliance Officer	One Year; Since 1/1/09	Mr. McDermott has been a Director at Alaric since December 2007. Prior to that he was a Chief Compliance Officer of First Trust Portfolios L.P. and First Trust Advisors L.P. from July 2006 through November 2007 and Chief Compliance Officer of Driehaus Capital Management LLC, Driehaus Securities LLC and The Driehaus Mutual Funds from January 2004 through April 2006.	15	N/A

Kerry Reilly Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 44	Secretary	Indefinite; Since 12/12/06	Ms. Reilly has been a Vice President, Regulatory Administration with Citi Fund Services Ohio, Inc. since January 2006. Prior to that she was an employee of CitiStreet LLC from June 2004 to May 2005 and an employee of Fidelity Investments from 1987 to 2001.	15	N/A

Independent Trustees.    The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 61	Trustee	Indefinite; Since 7/20/95	Mr. Goodman is retired. Prior to December 21, 2007, he was President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	15	None

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2009 (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 65	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been an officer with ING Clarion Real Estate Securities, L.P., a registered investment adviser and an indirect, wholly owned subsidiary of ING Group.	15	ING Clarion RealEstate; ING ClarionGlobal Real EstateIncome Fund; OldMutual AdvisorsFunds

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 70	Trustee	Indefinite; Since 7/1/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the auditing firm of BDO Seidman, LLP.	15	Atlas PipelineHoldings, LP

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428-2998 Age: 64	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	15	None

Richard W. Wortham, III The Wortham Foundation, Inc. 2727 Allen Parkway, Suite 1570 Houston, TX 77019-2125 Age: 70	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Secretary and Treasurer of The Wortham Foundation and has been a Trustee for more than the past five years.	15	None

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Committees of the Board of Trustees.    The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. To obtain a copy of the SAI, without charge, call 1-800-242-9596.

THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

ROSS H. GOODMAN

JARRETT B. KLING

HARVEY G. MAGARICK

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

ROBERT J. ZION*

*	“Interested Person” as that term is defined in the Investment Company Act of 1940.

Sponsor	Counsel
Hirtle, Callaghan & Co., LLC Five Tower Bridge 300 Barr Harbor Drive, Suite 500 West Conshohocken, Pennsylvania 19428	Drinker Biddle & Reath LLP One Logan Square—18th & Cherry Streets Philadelphia, Pennsylvania 19103-6996

Administrator	Independent Registered Public Accounting Firm
Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219	PricewaterhouseCoopers LLP 41 South High Street Suite 2500 Columbus, Ohio 43215

Distributor	Custodian
Unified Financial Securities, Inc. 2960 North Meridian Street Suite 300 Indianapolis, Indiana 46208-4715	State Street Bank and Trust Company State Street Financial Center 1 Lincoln Street Boston, Massachusetts 02111-2900

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/09

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the board effective July1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended June 30, 2009 and June 30, 2008 the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2009 Current Year	2008 Previous Year
Audit Fees (1)	250,000	169,000
Audit-Related Fees	13,000	7,000
Tax Fees (2)	35,010	31,000
All Other Fees	0	0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	For the fiscal year ended June 30, 2009, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $35,010. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended June 30, 2008, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $31,000. Such tax services included the review of income and excise tax returns for the Registrant.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Hirtle Callaghan Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) - None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f)	Not applicable.

(g) - For the fiscal years ended June 30, 2009 and June 30, 2008 the Aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0 respectively.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

6(a) Not applicable.

6(b) Not applicable.

  (b) (1) Not applicable.

  (b) (2) Not applicable.

  (b) (3) Not applicable.

  (b) (4) Not applicable.

  (b) (5) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act 17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Hirtle Callaghan Trust

By (Signature and Title)*	/s/ Donald E. Callaghan, Principal Executive Officer
Donald E. Callaghan, Principal Executive Officer

Date: September 1, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert J. Zion, Principal Financial Officer
Robert J. Zion, Principal Financial Officer

Date: September 1, 2009.

By (Signature and Title)*	/s/ Donald E. Callaghan, Principal Executive Officer
Donald E. Callaghan, Principal Executive Officer

Date: September 1, 2009.

*	Print the name and title of each signing officer under his or her signature.